Exhibit 10.44

INCREMENTAL COMMITMENT AMENDMENT

SECOND INCREMENTAL COMMITMENT AMENDMENT, dated as of November 21, 2016 (this “Second Incremental Amendment ”), to the Existing Credit Agreement referred to below among WMG Acquisition Corp., a Delaware corporation (together with its successors and assigns, the “Borrower”), the other Loan Parties (as defined in the Credit Agreement (as defined below)) parties hereto, WMG Holdings Corp., a Delaware corporation (together with its successors and assigns, “Holdings”), the Administrative Agent (as defined below) and Credit Suisse AG, Cayman Islands Branch, as Tranche C Term Lender.

RECITALS

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of November 1, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, prior to the date hereof, the “Existing Credit Agreement”, and as amended hereby, the “Credit Agreement”), among the Borrower; the several lenders party thereto from time to time; Credit Suisse AG, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”); Barclays Bank PLC and UBS Securities LLC, as syndication agents, joint lead arrangers and joint bookrunners; and Credit Suisse Securities (USA) LLC, Macquarie Capital (USA) Inc. and Nomura Securities International, Inc., as joint lead arrangers and joint bookrunners;

WHEREAS, pursuant to and in accordance with Section 2.6 of the Existing Credit Agreement, the Borrower has requested that Incremental Term Loan Commitments be made available to the Borrower, and the Tranche C Term Lender and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Tranche C Term Lender will make Incremental Loans in the form of the Tranche C Term Loans in an aggregate principal amount of $1,005,975,000, the proceeds of which will be used to repay the Tranche B Term Loans in full and to pay fees and expenses relating thereto (the entry into this Second Incremental Amendment and the borrowing of the Tranche C Term Loans hereunder and any or all of the foregoing transactions referred to in this paragraph, collectively, the “Transactions”); and

WHEREAS, Credit Suisse Securities (USA) LLC is acting as sole lead arranger and bookrunner (the “Tranche C Lead Arranger”) for the Tranche C Term Loans;

WHEREAS, effective as of the making of the Tranche C Term Loans, each Lender party hereto has agreed to the amendment of the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

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Section 2.Amendment of the Existing Credit Agreement.

(a)It is understood and agreed that the Tranche C Term Loans are “Incremental Loans”, the Tranche C Term Lender is an “Additional Lender,” the Tranche C Term Loan Commitment is an “Incremental Term Loan Commitment” and this Second Incremental Amendment is an “Incremental Commitment Amendment”, in each case, as defined in the Existing Credit Agreement.  It is further understood and agreed that this Second Incremental Amendment and the Credit Agreement are each a “Loan Document”, as defined in the Existing Credit Agreement.

(b)Exhibits J, K, L, M, N, O and P to the Existing Credit Agreement are hereby amended to read as set forth in Annex II hereto.

(c)The Schedules to the Existing Credit Agreement are hereby amended by adding as new Schedule A-2 Annex III hereto.

Section 3A.Conditions to Effectiveness of Amendment.  The effectiveness of this Second Incremental Amendment, including the obligation of the Tranche C Term Lender to make a Tranche C Term Loan, is subject to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “Second Incremental Amendment Effective Date”):

(a)Second Incremental Amendment.  The Administrative Agent shall have received this Second Incremental Amendment executed and delivered by a duly authorized officer of the Borrower, each other Loan Party, Holdings and the Tranche C Term Lender.

(b)Legal Opinions, Officer’s Certificates, Corporate Authorizations.  The Administrative Agent shall have received, on behalf of itself and the Tranche C Term Lender, customary legal opinions, customary officer’s closing certificates, organizational documents, customary evidence of authorization and good standing certificates in jurisdictions of formation or organization, in each case, with respect to the Borrower, the other Loan Parties and Holdings (to the extent applicable), in each case (to the extent applicable) substantially similar to the corresponding opinions, certificates and documents delivered in connection with the closing of the Existing Credit Agreement on the Closing Date and described in Section 6.1(c) and Section 6.1(d) of the Existing Credit Agreement.

(c)Officer’s Certificate. A certificate of a Responsible Officer of the Borrower certifying to the representations and warranties set forth in Section 4.

(d)PATRIOT Act and Anti-Money Laundering.  The Administrative Agent shall have received, at least 5 days prior to the Second Incremental Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, as has been reasonably requested in writing at least 10 days prior to the Second Incremental Amendment Effective Date by the Administrative Agent or the Tranche C Lead Arranger.

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(e)Fees and Other Amounts.  (i) The Tranche C Lead Arranger shall have received all fees and expenses required to be paid or delivered by the Borrower to it on or prior to such date pursuant to that certain engagement letter, dated as of October 17, 2016 among the Tranche C Lead Arranger and the Borrower, (ii) the Administrative Agent shall have received all fees and other amounts due and payable for the account of any Lender having a Tranche B Term Loan outstanding under the Existing Credit Agreement on or before the Second Incremental Amendment Effective Date, including accrued and unpaid interest with respect to the Tranche B Term Loans and (iii) the Administrative Agent shall have received, for the ratable account of each Lender that delivers an executed counterpart of this Second Incremental Amendment, a fee in an amount equal to 0.50% of the Tranche C Term Loan Commitment of such Lender.

(f)Borrowing Notice.  The Administrative Agent shall have received a notice in respect of the Tranche C Term Loans as required by Section 2.3 of the Credit Agreement.

(g)Compliance Certificate.  The Administrative Agent shall have received a certificate of the Borrower certifying compliance with the financial test set forth in clause (i)(B) of the proviso to Section 2.6(a) of the Credit Agreement (together with calculations demonstrating compliance with such test).

The making of the Tranche C Term Loans by the Tranche C Term Lender shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and the Tranche C Term Lender that each of the conditions precedent set forth in this Section 3A shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

Section 3B.Amendment and Restatement of Exiting Credit Agreement.

(a)Subject to satisfaction of the condition set forth in paragraph (b) below, effective as of the Amendment and Restatement Effective Date (as defined below), the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example:  double underlined text) as set forth in the pages of the Existing Credit Agreement attached as Annex I hereto.

(b)The amendments to the Existing Credit Agreement set forth in Section 3B(a) shall become effective on the date (the “Amendment and Restatement Effective Date”) on which the Administrative Agent shall have received the written consent to this Agreement of Lenders constituting the Required Lenders as of such date, provided that the Amendment and Restatement Effective Date shall not occur prior to the Second Incremental Amendment Effective Date.  For purposes of the foregoing, the parties hereto acknowledge that if the Lenders executing this Agreement would constitute the Required Lenders after giving effect to the repayment of Tranche B Term Loans described in the Recitals hereof, the Amendment and Restatement Effective Date shall occur on the date of such repayment.

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Section 4.Representations and Warranties.  To induce the other parties hereto to enter into this Second Incremental Amendment and the Tranche C Term Lender to make the Tranche C Term Loans, the Borrower hereby represents and warrants, with respect to itself and its Restricted Subsidiaries, to the Administrative Agent and the Tranche C Term Lender that on and as of the date hereof after giving effect to this Second Incremental Amendment:

(a)No Default or Event of Default has occurred and is continuing.

(b)The representations and warranties of the Loan Parties set forth in Article V of the Existing Credit Agreement are true and correct in all material respects on and as of the Second Incremental Amendment Effective Date with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Section 5.5(a) of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.1(a) of the Existing Credit Agreement.

(c)The execution and delivery by each Loan Party of this Second Incremental Amendment, the performance of this Second Incremental Amendment by each Loan Party, the performance of the Credit Agreement by the Borrower and the consummation of the Transactions, (i) are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action and (ii) (A) do not and will not contravene the terms of any of such Person’s Organization Documents; (B) conflict with or result in any breach or contravention of, or require any payment to be made under, (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (C) violate any Law; except in the case of clauses (ii)(B) and (ii)(C) to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect.

(d)This Second Incremental Amendment has been duly executed and delivered by the Borrower and each other Loan Party.  This Second Incremental Amendment and, solely in the case of the Borrower, the Credit Agreement constitute legal, valid and binding obligations of the Borrower and such other Loan Party, enforceable against the Borrower and each other Loan Party that is party hereto in accordance with their terms, in each case except as such enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(e)The Borrower will use the proceeds of the Tranche C Term Loans to (i) prepay in full the Tranche B Term Loans, (ii) redeem up to $27,500,000 of the 2014 Senior Secured Notes and (iii) to pay fees, costs and expenses related to the Transactions.

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Section 5.Effects on Loan Documents; Acknowledgement.

(a)Except as expressly set forth herein, this Second Incremental Amendment shall not (i) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, Holdings or the Loan Parties under the Existing Credit Agreement or any other Loan Document or (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document.  Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof.  Each Loan Party and Holdings reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Agreement on the Second Incremental Amendment Effective Date.  This Second Incremental Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Second Incremental Amendment Effective Date, all references to the “Credit Agreement” in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Second Incremental Amendment.  Each of the Loan Parties and Holdings hereby consents to this Second Incremental Amendment and confirms that all obligations of such Loan Party or Holdings under the Loan Documents to which such Loan Party or Holdings is a party shall continue to apply to the Credit Agreement, as amended hereby.

(b)Without limiting the foregoing, each of the Loan Parties party to the Guarantee Agreement and the Security Agreement hereby (i) acknowledges and agrees that the Tranche C Term Loans are Loans and the Tranche C Term Lender is a Lender, (ii) acknowledges and agrees that all of its obligations under the Guarantee Agreement and the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Tranche C Term Lender) and reaffirms the guaranties made pursuant to the Guarantee Agreement, (iv) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee Agreement and the Security Agreement are, and shall remain, in full force and effect after giving effect to the Second Incremental Amendment, (v) agrees that the Secured Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Tranche C Term Loans, and (vi) agrees that all Secured Obligations are Guaranteed Obligations (as defined in the Guarantee Agreement).

(c)Without limiting the foregoing, Holdings, as party to the Security Agreement hereby (i) acknowledges and agrees that the Tranche C Term Loans are Loans and the Tranche C Term Lender is a Lender, (ii) acknowledges and agrees that all of its obligations under the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis,

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(iii) reaffirms each Lien granted it to the Collateral Agent for the benefit of the Secured Parties (including the Tranche C Term Lender), (iv) acknowledges and agrees that the grants of security interests by it contained in the Security Agreement are, and shall remain, in full force and effect after giving effect to the Second Incremental Amendment and (v) agrees that the Secured Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Tranche C Term Loans.

Section 6.Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for (1) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Incremental Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, and (2) the reasonable documented fees, charges and disbursements of Davis Polk & Wardwell LLP, as counsel to the Administrative Agent.

Section 7.Counterparts.  This Second Incremental Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Second Incremental Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8.Applicable Law.  THIS INCREMENTAL AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SECOND INCREMENTAL AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

Section 9.Headings.  The headings of this Second Incremental Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Incremental Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

WMG ACQUISITION CORP.

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Executive Vice President, General Counsel and Secretary

Signature Page to Amendment To Credit Agreement

Acknowledged and agreed:

WMG HOLDINGS CORP.

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General Counsel and Secretary

ROADRUNNER RECORDS, INC.

T.Y.S., INC.

THE ALL BLACKS U.S.A., INC.

A.P. SCHMIDT CO.

ATLANTIC RECORDING CORPORATION

ATLANTIC/MR VENTURES INC.

BIG BEAT RECORDS MC.

CAFE AMERICANA INC.

CHAPPELL MUSIC COMPANY, INC.

COTA MUSIC, INC.

COTILLION MUSIC, INC.

CRK MUSIC INC.

E/A MUSIC, INC.

ELEKSYLUM MUSIC, INC.

ELEKTRA/CHAMELEON VENTURES INC.

ELEKTRA ENTERTAINMENT GROUP INC.

ELEKTRA GROUP VENTURES INC.

FHK, INC.

FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.

FOSTER FREES MUSIC, INC.

INSOUND ACQUISITION INC.

INTERSONG U.S.A., INC.

JADAR MUSIC CORP.

LEM AMERICA, INC.

LONDON-SIRE RECORDS INC.

MAVERICK PARTNER INC.

MCGUFFIN MUSIC INC.

MIXED BAG MUSIC, INC.

NONESUCH RECORDS INC.

NON-STOP MUSIC HOLDINGS, INC.

OCTA MUSIC, INC.

PEPAMAR MUSIC CORP.

REP SALES, INC.

REVELATION MUSIC PUBLISHING CORPORATION

RHINO ENTERTAINMENT COMPANY

RICK’S MUSIC INC.

RIGHTSONG MUSIC INC.

RYKO CORPORATION

RYKODISC, INC.

RYKOMUSIC, INC.

Signature Page to Amendment To Credit Agreement

(cont-d):

SEA CHIME MUSIC, INC.

SR/MDM VENTURE INC.

SUPER HYPE PUBLISHING, INC.

TOMMY BOY MUSIC, INC.

TOMMY VALANDO PUBLISHING GROUP, INC.

UNICHAPPELL MUSIC INC.

W.B.M. MUSIC CORP.

WALDEN MUSIC INC.

WARNER ALLIANCE MUSIC INC.

WARNER BRETHREN INC.

WARNER BROS. MUSIC INTERNATIONAL INC.

WARNER BROS. RECORDS INC.

WARNER CUSTOM MUSIC CORP.

WARNER DOMAIN MUSIC INC.

WARNER MUSIC DISCOVERY INC.

WARNER MUSIC LATINA INC.

WARNER MUSIC SP INC.

WARNER SOJOURNER MUSIC INC.

WARNER SPECIAL PRODUCTS INC.

WARNER STRATEGIC MARKETING INC.

WARNER/CHAPPELL MUSIC (SERVICES), INC.

WARNER/CHAPPELL MUSIC, INC.

WARNER/CHAPPELL PRODUCTION MUSIC, INC.

WARNER-ELEKTRA-ATLANTIC CORPORATION

WARNERSONGS, INC.

WARNER-TAMERLANE PUBLISHING CORP.

WARPRISE MUSIC INC.

WB GOLD MUSIC CORP.

WB MUSIC CORP.

WBM/HOUSE OF GOLD MUSIC, INC.

WBR/QRI VENTURE, INC.

WBR/RUFFNATION VENTURES, INC.

WBR/SIRE VENTURES INC.

WEA EUROPE INC.

WEA INC.

WEA INTERNATIONAL INC.

WIDE MUSIC, INC.

ASYLUM RECORDS LLC

ATLANTIC MOBILE LLC

ATLANTIC PRODUCTIONS LLC

ATLANTIC SCREAM LLC

ATLANTIC/143 L.L.C.

BB INVESTMENTS LLC

BULLDOG ISLAND EVENTS LLC

BUTE SOUND LLC

CORDLESS RECORDINGS LLC

EAST WEST RECORDS LLC

FOZ MAN MUSIC LLC

FUELED BY RAMEN LLC

LAVA RECORDS LLC

MM INVESTMENT LLC

RHINO NAME & LIKENESS HOLDINGS, LLC

Signature Page to Amendment To Credit Agreement

(cont-d):

RHINO/FSE HOLDINGS, LLC

T-BOY MUSIC, LLC

T-GIRL MUSIC, LLC

THE BIZ LLC

UPPED.COM LLC

WARNER MUSIC DISTRIBUTION LLC

J. RUBY PRODUCTIONS, INC.

SIX-FIFTEEN MUSIC PRODUCTIONS, INC.

SUMMY-BIRCHARD, INC.

ARTIST ARENA LLC

ATLANTIC PIX LLC

FERRET MUSIC HOLDINGS LLC

FERRET MUSIC LLC

FERRET MUSIC MANAGEMENT LLC

FERRET MUSIC TOURING LLC

P & C PUBLISHING LLC

WARNER MUSIC NASHVILLE LLC

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary of each of the above named entities listed under the heading Guarantors and signing this agreement in such capacity on behalf of each such entity

WARNER MUSIC INC.
By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General Counsel and Secretary

615 MUSIC LIBRARY, LLC

By:	Six-Fifteen Music Productions, Inc., its Sole Member

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President and Secretary

Signature Page to Amendment To Credit Agreement

ARTIST ARENA INTERNATIONAL, LLC

By:	Artist Arena LLC, its Sole Member By: Warner Music Inc., its Sole Member

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General Counsel and Secretary

ALTERNATIVE DISTRIBUTION ALLIANCE

By:	Warner Music Distribution LLC, its Managing Partner By: Rep Sales, Inc., its Sole Member and Manager

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson

Title:	Vice President and Secretary

MAVERICK RECORDING COMPANY

By:	SR/MDM Venture Inc., its Managing Partner

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President and Secretary

NON-STOP CATACLYSMIC MUSIC, LLC
NON-STOP INTERNATIONAL PUBLISHING, LLC NON-STOP OUTRAGEOUS PUBLISHING, LLC

By:	Non-Stop Music Publishing, LLC, their Sole Member
By:	Non-Stop Music Holdings, Inc., its Sole Member
By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President and Secretary

Signature Page to Amendment To Credit Agreement

NON-STOP MUSIC LIBRARY, L.C. NON-STOP MUSIC PUBLISHING, LLC NON-STOP PRODUCTIONS, LLC

By:	Non-Stop Music Holdings, Inc., their Sole Member

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President and Secretary

Signature Page to Amendment To Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Tranche C Term Lender

By:	/s/ Judith E. Smith
Name:	Judith E. Smith
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

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ANNEX I

Credit Agreement

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~~CONFORMED CONVENIENCE COPY.  NOTE THAT THIS CONFORMED~~
~~COPY IS NOT AN OPERATIVE DOCUMENT.  PLEASE REFERENCE THE~~
~~EXECUTED VERSION OF THE CREDIT AGREEMENT DATED NOVEMBER 1,~~
~~2012 AND THE EXECUTION VERSIONS OF THE SUBSEQUENT~~
~~AMENDMENTS FOR THE FINAL TERMS OF THE CREDIT AGREEMENT AS~~
~~AMENDED.~~

$1,310,000,000

CREDIT AGREEMENT

among

WMG ACQUISITION CORP.,
as Borrower,

THE LENDERS
FROM TIME TO TIME PARTIES HERETO,

CREDIT SUISSE AG,
as Administrative Agent,

BARCLAYS BANK PLC,
UBS SECURITIES LLC,

as Syndication Agents,

and

Credit Suisse SECURITIES (USA) LLC,

BARCLAYS BANK PLC,
UBS SECURITIES LLC,

MACQUARIE CAPITAL (USA) INC.,

and NOMURA SECURITIES INTERNATIONAL, INC.,

as Joint Lead Arrangers and Joint Bookrunners

dated as of November 1, 2012

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(i)

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Table of Contents

(continued)

(ii)

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Table of Contents

(continued)

(iii)

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SCHEDULES

A	--	Commitments; Addresses
A-1	--	Commitments; Tranche B Term Lenders
A-2	--	Commitments; Tranche C Term Lenders
5.12	--	Restricted Subsidiaries
7.16	--	Post-Closing Actions

EXHIBITS

A	--	Form of Note
B	--	Form of Security Agreement
C	--	Form of Guarantee Agreement
D	--	Form of U.S. Tax Compliance Certificate
E	--	Form of Assignment and Acceptance
F	--	Form of Solvency Certificate
G	--	Form of Increase Supplement
H	--	Form of Lender Joinder Agreement
I	--	Form of Affiliated Lender Assignment and Assumption
J	--	Form of Acceptance and Prepayment Notice
K	--	Form of Discount Range Prepayment Notice
L	--	Form of Discount Range Prepayment Offer
M	--	Form of Solicited Discounted Prepayment Notice
N	--	Form of Solicited Discounted Prepayment Offer
O	--	Form of Specified Discount Prepayment Notice
P	--	Form of Specified Discount Prepayment Response

(iv)

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CREDIT AGREEMENT, dated as of November 1, 2012, among WMG ACQUISITION CORP. (as further defined in Section 1.1, the “Borrower”), a Delaware corporation, the several banks and other financial institutions from time to time party hereto (as further defined in Section 1.1, the “Lenders”), and CREDIT SUISSE AG, as administrative agent (in such capacity and as further defined in Section 1.1, the “Administrative Agent”) for the Lenders hereunder.

The parties hereto hereby agree as follows:

SECTION 1
Definitions

1.1Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

“2011 Transactions”: has the meaning given to the term “Transactions” under the Existing Unsecured Indenture.

“2014 Senior Secured Notes”: the Borrower’s Dollar-denominated 5.625% Senior Secured Notes due 2022 issued pursuant to the New Notes Indenture, and any substantially similar senior secured notes exchanged therefor that have been registered under the Securities Act, and as the same or such substantially similar notes may be amended, supplemented, waived or otherwise modified from time to time.

“ABR”:  when used in reference to any Loan or Borrowing, is used when such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“ABR Loans”:  Loans to which the rate of interest applicable is based upon the Alternate Base Rate.

“Acceleration”:  as defined in Section 9.1(e).

“Acceptable Discount”:  as defined in Section 4.4(h)(iv)(2).

“Acceptable Prepayment Amount”:  as defined in Section 4.4(h)(iv)(3).

“Acceptance and Prepayment Notice”:  a written notice from the Borrower setting forth the Acceptable Discount pursuant to Section 4.4(h)(iv)(2) substantially in the form of Exhibit J.

“Acceptance Date”:  as defined in Section 4.4(h)(iv)(2).

“Access Investors”:  collectively, (i) Mr. Len Blavatnik; (ii) immediate family members (including spouses and direct descendants) of the Person described in clause (i); (iii) any trusts created for the benefit of the Persons described in clause (i) or (ii) or any trust for the benefit of any such trust; (iv) in the event of the incompetence or death of any Person described in clauses (i) and (ii), such Person’s estate, executor, administrator, committee or other personal representative or beneficiaries, in each case who at any particular date shall beneficially own or

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have the right to acquire, directly or indirectly, Capital Stock of the Borrower or any direct or indirect parent company of the Borrower; (v) any of his or their Affiliates (each of the Persons described in clauses (i) through (v), an “Access Party”); and (vi) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) of which any of the Access Parties is a member; provided that in the case of clause (vi) and without giving effect to the existence of such group or any other group, Access Parties, collectively, have beneficial ownership, directly or indirectly, of a majority of the total voting power of the Voting Stock of the Borrower or any direct or indirect parent of the Borrower held by such group.

“Accounts”:  “accounts” as defined in the UCC and, with respect to any Person, all such Accounts of such Person, whether now existing or existing in the future, including (a) all accounts receivable of such Person (whether or not specifically listed on schedules furnished to the Administrative Agent), including all accounts receivable created by or arising from all of such Person’s sales of goods or rendition of services made under any of its trade names, or through any of its divisions, (b) all unpaid rights of such Person (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (c) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (d) all reserves and credit balances held by such Person with respect to any such accounts receivable of any Obligors, (e) all letters of credit, guarantees or collateral for any of the foregoing and (f) all insurance policies or rights relating to any of the foregoing.

“Acquired Debt”:  with respect to any specified Person, (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person; and (2) Indebtedness secured by an existing Lien encumbering any asset acquired by such specified Person.

“Additional Indebtedness”:  additional Indebtedness subject to the terms of the Security Agreement, the Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, as applicable.

“Additional Lender”:  as defined in Section 2.6(b).

“Adjusted LIBOR Rate”:  with respect to any Borrowing of Eurodollar Loans for any Interest Period, an interest rate per annum determined by the Administrative Agent to be equal to the higher of (a) (i) the LIBOR Rate for such Borrowing of Eurodollar Loans in effect for such Interest Period divided by (ii) 1 minus the Statutory Reserves (if any) for such Borrowing of Eurodollar Loans for such Interest Period and (b) (i) 1.25% in the case of Eurodollar Loans that are Initial Term Loans ~~and~~, (ii) 1.00% in the case of Eurodollar Loans that are Tranche B Term Loans and (iii) 1.00% in the case of Eurodollar Loans that are Tranche C Term Loans; provided that if the Adjusted LIBOR Rate determined in accordance with the foregoing shall be less than zero, the Adjusted LIBOR Rate shall be deemed to be zero for all purposes of this Agreement.

“Administrative Agent”:  as defined in the Preamble hereto and shall include any successor to the Administrative Agent appointed pursuant to Section 10.9.

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“Affected Eurodollar Rate”:  as defined in Section 4.7.

“Affected Loans”:  as defined in Section 4.9.

“Affiliate”:  of any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Affiliate Transaction”:  as defined in Section 8.4(a).

“Affiliated Debt Fund”:  any Affiliated Lender that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, notes, bonds and similar extensions of credit or securities in the ordinary course, so long as (i) any such Affiliated Lender is managed as to day-to-day matters (but excluding, for the avoidance of doubt, as to strategic direction and similar matters) independently from Sponsor and any Affiliate of Sponsor that is not primarily engaged in the investing activities described above, (ii) any such Affiliated Lender has in place customary information screens between it and Sponsor and any Affiliate of Sponsor that is not primarily engaged in the investing activities described above, and (iii) neither Holdings nor any of its Subsidiaries directs or causes the direction of the investment policies of such entity.

“Affiliated Lender”:  any Lender that is a Permitted Affiliated Assignee.

“Affiliated Lender Assignment and Assumption”:  as defined in Section 11.6(h)(i)(1).

“Agent Default”:  an Agent has admitted in writing that it is insolvent or such Agent becomes subject to an Agent-Related Distress Event.

“Agent-Related Distress Event”:  with respect to any Agent (each, a “Distressed Person”), a voluntary or involuntary case with respect to such Distressed Person under any debtor relief law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Person to be, insolvent or bankrupt; provided that an Agent-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in any Agent or any person that directly or indirectly controls such Agent by a Governmental Authority or an instrumentality thereof.

“Agents”:  the collective reference to the Administrative Agent and the Collateral Agent and “Agent” shall mean any of them.

“Agreement”:  this Credit Agreement, as amended, supplemented, waived or otherwise modified, from time to time.

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“Alternate Base Rate”:  means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBOR Rate for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Adjusted LIBOR Rate for any day shall be based on the rate determined on such day at approximately 11 a.m. (London time) by reference to the ICE Benchmark Administration Interest Settlement Rates (or the successor thereto if the ICE Benchmark Administration is no longer making a LIBOR Rate available) for deposits in Dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the ICE Benchmark Administration (or the successor thereto if the ICE Benchmark Administration is no longer making a LIBOR Rate available) as an authorized vendor for the purpose of displaying such rates).  If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBOR Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBOR Rate, as the case may be.

“Amendment”:  as defined in Section 8.7(b)(xii).

“Applicable Discount”:  as defined in Section 4.4(h)(iii)(2).

“Applicable Margin”:  (x) with respect to all periods prior to but not including the First Incremental Amendment Effective Date, the rate(s) per annum as in effect from time to time under the Agreement prior to the First Incremental Amendment Effective Date and (y) with respect to all periods commencing on and after the First Incremental Amendment Effective Date (a) with respect to any Eurodollar Loan that is a Tranche B Term Loan~~,~~ or a Tranche C Term Loan, 2.75% per annum and (b) with respect to any ABR Loan that is a Tranche B Term Loan or a Tranche C Term Loan, 1.75% per annum.

“Approved Fund”:  as defined in Section 11.6(b).

“Asset Sale”:  (i) the sale, conveyance, transfer or other disposition (whether in a single transaction or a series of related transactions) of property or assets (including by way of a sale and lease-back) of the Borrower or any Restricted Subsidiary (each referred to in this definition as a “disposition”) or (ii) the issuance or sale of Equity Interests of any Restricted Subsidiary, other than Preferred Stock of a Restricted Subsidiary issued in compliance with Section 8.1 (whether in a single transaction or a series of related transactions), in each case, other than:

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(1)a disposition of Cash Equivalents or Investment Grade Securities or obsolete or worn out property or equipment in the ordinary course of business or inventory (or other assets) held for sale in the ordinary course of business, dispositions of property or assets no longer used or useful in the conduct of the business of the Borrower and its Restricted Subsidiaries and dispositions of Equity Interests received as consideration under contracts entered into in the ordinary course of business with digital service providers and other service providers;

(2)(a) the disposition of all or substantially all of the assets of the Borrower and its Subsidiaries in a manner permitted pursuant to, and as defined in, the covenant contained in Section 8.6 or (b) any disposition that constitutes a Change of Control pursuant to this Agreement;

(3)the making of any Restricted Payment (including any transaction specifically excluded from the definition of the term “Restricted Payment,” including pursuant to the exceptions contained in the definition thereof and the parenthetical exclusions of such definition) or Permitted Investment that is permitted to be made, and is made, pursuant to Section 8.2 or the granting of a Lien permitted by Section 8.5;

(4)any disposition of assets or issuance or sale of Equity Interests of any Restricted Subsidiary in any transaction or series of related transactions with an aggregate fair market value of less than $50.0 million;

(5)any disposition of property or assets or issuance or sale of securities by a Restricted Subsidiary to the Borrower or by the Borrower or a Restricted Subsidiary to another Restricted Subsidiary;

(6)the lease, assignment, sublease, license or sublicense of any real or personal property in the ordinary course of business;

(7)any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary (with the exception of Investments in Unrestricted Subsidiaries acquired pursuant to clause (11) of the definition of “Permitted Investments”);

(8)foreclosures, condemnations or any similar actions with respect to assets;

(9)disposition of an account receivable in connection with the collection or compromise thereof;

(10)sales of Securitization Assets and related assets of the type specified in the definition of “Securitization Financing” to a Securitization Subsidiary in connection with any Qualified Securitization Financing;

(11)a transfer of Securitization Assets and related assets of the type specified in the definition of “Securitization Financing” (or a fractional undivided interest therein) by a Securitization Subsidiary in a Qualified Securitization Financing;

(12)to the extent allowable under Section 1031 of the Code, any exchange of like property (excluding any boot thereon) for use in a Permitted Business;

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(13)any financing transaction with respect to property ~~built or acquired by~~of the Borrower or any Restricted Subsidiary ~~after the Closing Date~~, including sale and lease-back transactions and asset securitizations permitted by this Agreement;

(14)the sale or discount of inventory, accounts receivable or notes receivable in the ordinary course of business or the conversion of accounts receivable to notes receivable;

(15)the licensing or sublicensing of intellectual property or other general intangibles in the ordinary course of business;

(16)any surrender or waiver of contract rights or the settlement, release or surrender of contract rights or other litigation claims in the ordinary course of business;

(17)the unwinding or termination of any Hedging Obligations;

(18)sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(19)the abandonment of intellectual property rights in the ordinary course of business, which in the reasonable good faith determination of the Borrower are not material to the conduct of the business of the Borrower and its Restricted Subsidiaries taken as a whole; and

(20)any sale, transfer or other disposition necessary or advisable in the good faith determination of the Borrower in order to consummate any acquisition (including any acquisition by means of a merger or consolidation with or into the Borrower or any Restricted Subsidiary).

“Assignee”:  as defined in Section 11.6(b)(i).

“Assignment and Acceptance”:  an Assignment and Acceptance, substantially in the form of Exhibit E hereto.

“Attorney Costs”:  all reasonable fees, expenses and disbursements of any law firm or other external legal counsel.

“Audited Financial Statements”:  the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended September 30, 2011 and the related consolidated statements of operations, shareholders’ equity and cash flows for such fiscal year, including the notes thereto.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

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“Bankruptcy Proceeding”:  as defined in Section 11.6(h)(iv).

“Benefited Lender”:  as defined in Section 11.7(a).

“Board”:  the Board of Governors of the Federal Reserve System.

“Board of Directors”:  (1) with respect to a corporation, the board of directors of the corporation;

(2)with respect to a partnership, the board of directors of the general partner of the partnership; and

(3)with respect to any other Person, the board or committee of such Person serving a similar function.

“Borrower”:  WMG Acquisition Corp., a Delaware corporation, and any successor in interest thereto.

“Borrower Materials”:  as defined in Section 11.2(e).

“Borrower Offer of Specified Discount Prepayment”:  the offer by the Borrower to make a voluntary prepayment of Term Loans at a specified discount to par pursuant to Section 4.4(h)(ii).

“Borrower Solicitation of Discount Range Prepayment Offers”:  the solicitation by the Borrower of offers for, and the corresponding acceptance by a Lender of a voluntary prepayment of Term Loans at a specified range at a discount to par pursuant to Section 4.4(h)(iii).

“Borrower Solicitation of Discounted Prepayment Offers”:  the solicitation by the Borrower of offers for, and the subsequent acceptance, if any, by a Lender of a voluntary prepayment of Term Loans at a discount to par pursuant to Section 4.4(h)(iv).

“Borrowing”:  the borrowing of one Type of Loan of a single Tranche from all the Lenders having Initial Term Loan Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments or other commitments of the respective Tranche on a given date (or resulting from a conversion or conversions on such date) having, in the case of Eurodollar Loans, the same Interest Period.

“Business Day”:  a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close, except that, when used in connection with a Eurodollar Loan, “Business Day” shall mean any Business Day on which dealings in Dollars between banks may be carried on in London, England and New York, New York.

“Capital Expenditures”:  for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under leases evidencing Capitalized Lease Obligations) by the Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on a consolidated statement of cash flows of the Borrower.

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“Capital Stock”:  (1) in the case of a corporation, capital stock; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock; (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (4) any other interest or participation (including, without limitation, options, warrants or other equivalents) that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capitalized Lease Obligation”:  at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP.

“Captive Insurance Subsidiary”:  any Subsidiary of the Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof).

“Cash Contribution Amount”:  the aggregate amount of cash contributions made to the capital of the Borrower or any Guarantor described in (and applied pursuant to) the definition of “Contribution Indebtedness.”

“Cash Equivalents”:  (1) U.S. dollars, pounds sterling, euros, or, in the case of any Foreign Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

(2)securities issued or directly and fully and unconditionally guaranteed or insured by the government or any agency or instrumentality of the United States or any member nation of the European Union having maturities of not more than 12 months from the date of acquisition;

(3)certificates of deposit, time deposits and eurodollar time deposits with maturities of 12 months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding 12 months and overnight bank deposits, in each case, with any lender party to this Agreement, the Senior Revolving Credit Agreement or any other Credit Agreement or with any commercial bank having capital and surplus in excess of $500,000,000;

(4)repurchase obligations for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5)commercial paper maturing within 12 months after the date of acquisition and having a rating of at least P-1 from Moody’s or A-1 from S&P;

(6)marketable short-term money market and similar securities having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another Rating Agency) and in each case maturing within 12 months after the date of creation thereof;

(7)investment funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (6) of this definition; and

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(8)readily marketable direct obligations issued by any state of the United States or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody’s or S&P with maturities of 12 months or less from the date of acquisition.

“Cash Management Obligations”:  obligations owed by the Borrower or any of its Restricted Subsidiaries to any Lender or any Revolving Lender, or any financial institution that was a Lender or a Revolving Lender at the time of entering into the underlying bank products agreement, or any Affiliate of a Lender or a Revolving Lender, or any party to an underlying bank products agreement as of the Closing Date in respect of any overdraft and related liabilities from treasury, depository and cash management services or any automated clearing house transfers of funds, provided that any such bank product agreements are designated by the Borrower in writing to the Administrative Agent as being a “secured term loan bank products agreement” as of the Closing Date or, if later, as of the time of the entering into of such bank products agreement.

“Change in Law”:  as defined in Section 4.11(a).

“Change of Control”:  the occurrence of any of the following:

(a)the sale, lease, transfer or other conveyance, in one or a series of related transactions, of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any Person other than a Permitted Holder;

(b)the Borrower becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than the Permitted Holders, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), of 50% or more of the total voting power of the Voting Stock of the Borrower; provided that (x) so long as the Borrower is a Subsidiary of any Parent, no Person or group shall be deemed to be or become a “beneficial owner” of 50% or more of the total voting power of the Voting Stock of the Borrower unless such Person or group shall be or become a “beneficial owner” of 50% or more of the total voting power of the Voting Stock of such Parent and (y) any Voting Stock of which any Permitted Holder is the “beneficial owner” shall not in any case be included in any Voting Stock of which any such Person is the “beneficial owner”;

(c)the first day on which the Board of Directors of the Borrower shall cease to consist of a majority of directors who (i) were members of the Board of Directors of the Borrower on the Closing Date or (ii) were either (x) nominated for election by the Board of Directors of the Borrower, a majority of whom were directors on the Closing Date or whose election or nomination for election was previously approved by a majority of such directors, or (y) designated or appointed by a Permitted Holder; or

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(d)at any time prior to a Qualifying IPO of the Borrower, the Borrower ceasing to be a directly or indirectly Wholly Owned Subsidiary of Holdings.

For the purpose of this definition, with respect to any sale, lease, transfer conveyance or other disposition of properties or assets in connection with any acquisition (including any acquisition by means of a merger or consolidation with or into the Borrower or any Restricted Subsidiary), the determination of whether such sale, lease, transfer, conveyance or disposition constitutes a sale of all or substantially all of the properties or assets of the Borrower and its Subsidiaries taken as a whole shall be made on a pro forma basis giving effect to such acquisition.

“Claim”:  as defined in Section 11.6(h)(iv).

“Closing Date”:  ~~the date on which all the conditions precedent set forth in Section 6.1 shall be satisfied or waived~~November 1, 2012.

“Code”:  the United States Internal Revenue Code of 1986, as amended from time to time.

“Collateral”:  all assets of Holdings or the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Collateral Agent”:  Credit Suisse AG as Collateral Agent under the Security Documents and shall include any successor to the Collateral Agent appointed pursuant to the terms of the Security Agreement.

“Commitment”:  (x) as to any Tranche B Term Lender, the Tranche B Term Loan Commitment of such Lender and (y) as to any Tranche C Term Lender, the Tranche C Term Loan Commitment of such Lender.

“Commitment Fee”: as defined in Section 4.5(d).

“Commodities Agreement”:  in respect of a Person, any commodity futures contract, forward contract, option or similar agreement or arrangement (including derivative agreements or arrangements), as to which such Person is a party or beneficiary.

“Compliance Certificate”:  as defined in Section 7.2(b).

“Conduit Lender”:  any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument delivered to the Administrative Agent (a copy of which shall be provided by the Administrative Agent to the Borrower on request); provided that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations under this Agreement, including its obligation to fund a Term Loan if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to any provision of this Agreement, including Section 4.10, 4.11, 4.12 or 11.5, than the designating

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Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender if such designating Lender had not designated such Conduit Lender hereunder, (b) be deemed to have any Initial Term Loan Commitment ~~or~~, Tranche B Term Loan Commitment or Tranche C Term Loan Commitment or (c) be designated if such designation would otherwise increase the costs of any Facility to the Borrower.

“Consolidated Depreciation and Amortization Expense”:  with respect to any Person for any period, the total amount of depreciation and amortization expense, including the amortization of deferred financing fees and other non-cash charges (excluding any non-cash item that represents an accrual or reserve for a cash expenditure for a future period) of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated Interest Expense”:  with respect to any Person for any period, the sum, without duplication, of:  (a) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income for such period (including (x) amortization of original issue discount, non-cash interest payments (other than imputed interest as a result of purchase accounting and any non-cash interest expense attributable to the movement in the mark-to-market valuation of Hedging Obligations or other derivative instruments pursuant to GAAP), the interest component of Capitalized Lease Obligations, and net payments (if any) pursuant to interest rate Hedging Obligations, but excluding (y) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, expensing of any bridge, commitment or other financing fees, penalties and interest relating to taxes and any “special interest” or “additional interest” with respect to other securities, and any accretion of accrued interest on discounted liabilities) and (b) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, less (c) interest income of such Person for such period; provided, however, that Securitization Fees shall not be deemed to constitute Consolidated Interest Expense.

“Consolidated Net Income”:  with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided, however, that

(1)any net after-tax extraordinary, unusual or nonrecurring gains, losses or charges (including, without limitation, severance, relocation, transition and other restructuring costs, and any fees, expenses or charges associated with the Transactions or the 2011 Transactions and any acquisition, merger or consolidation after the Closing Date) shall be excluded;

(2)the Net Income for such period shall not include the cumulative effect of a change in accounting principle(s) during such period;

(3)any net after-tax income (loss) from disposed or discontinued operations and any net after-tax gains or losses on disposal of disposed or discontinued operations shall be excluded;

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(4)any net after-tax gains or losses attributable to asset dispositions other than in the ordinary course of business (as determined in good faith by the Board of Directors of such Person) shall be excluded;

(5)the Net Income for such period of any Person that is not the referent Person or a Subsidiary thereof, or that is an Unrestricted Subsidiary of the referent Person, or that is accounted for by the equity method of accounting, shall be excluded; provided that, to the extent not already included, Consolidated Net Income of the referent Person shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to the referent Person or a Restricted Subsidiary thereof in respect of such period;

(6)solely for the purpose of determining the amount available for Restricted Payments under Section 8.2(a)(3), the Net Income for such period of any Restricted Subsidiary (other than a Guarantor) shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not permitted at the date of determination without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of such Person shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to such Person or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein;

(7)solely for purposes of determining the amount available for Restricted Payments under Section 8.2(a)(3), the amount equal to any reduction in current taxes recognized during the applicable period by the Borrower and its Restricted Subsidiaries as a direct result of deductions arising from (A) the amortization allowed under Section 167 or 197 of the Code for the goodwill and other intangibles arising from the Transactions or the 2011 Transactions and (B) employee termination and related restructuring reserves established pursuant to purchase accounting for the two-year period commencing with the Closing Date, in each case, will be included in the calculation of “Consolidated Net Income” so long as such addition will not result in double-counting;

(8)any non-cash impairment charges resulting from the application of ASC 350 and ASC 360 (formerly Financial Accounting Standards Board Statement Nos. 142 and 144, respectively) and the amortization of intangibles arising from the application of ASC 805 (formerly Financial Accounting Standards Board Statement No. 141), shall be excluded;

(9)non-cash compensation charges, including any such charges arising from stock options, restricted stock grants or other equity-incentive programs shall be excluded;

(10)any net after-tax gains or losses attributable to the early extinguishment of Indebtedness, Hedging Obligations or other derivative instruments shall be excluded;

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(11)any fees, expenses or charges incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, Asset Sale, incurrence or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument and including, in each case, any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful, shall be excluded;

(12)accruals and reserves that are established within twelve months after the Closing Date that are so required to be established as a result of the Transactions or the 2011 Transactions (or within twelve months after the closing of any acquisition that are so required to be established as a result of such acquisition) in accordance with GAAP shall be excluded;

(13)to the extent covered by insurance and actually reimbursed, or, so long as such Person has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (a) not denied by the applicable carrier in writing within 180 days and (b) in fact reimbursed within 365 days of the date of the insurable event (with a deduction for any amount so added back to the extent not so reimbursed within such 365-day period), expenses with respect to liability or casualty events or business interruption shall be excluded;

(14)any non-cash gain or loss resulting from mark-to-market accounting relating to Hedging Obligations or other derivative instruments shall be excluded; and

(15)any unrealized currency translation gains or losses including those related to currency remeasurements of Indebtedness (including any loss or gain resulting from Hedging Obligations for currency exchange risk) shall be excluded.

Notwithstanding the foregoing, for the purpose of Section 8.2(a)(3)(A) only, there shall be excluded from Consolidated Net Income any income from any sale or other disposition of Restricted Investments made by the Borrower and the Restricted Subsidiaries, any repurchases and redemptions of Restricted Investments by the Borrower and the Restricted Subsidiaries, any repayments of loans and advances which constitute Restricted Investments by the Borrower and any Restricted Subsidiary, any sale of the stock of an Unrestricted Subsidiary or any distribution or dividend from an Unrestricted Subsidiary, in each case only to the extent such amounts increase the amount of Restricted Payments permitted under Section 8.2(a)(3)(D).

“Consolidated Tangible Assets”:  with respect to any Person, the consolidated total assets of such Person and its Restricted Subsidiaries determined in accordance with GAAP, less all goodwill, trade names, trademarks, patents, organization expense and other similar intangibles properly classified as intangibles in accordance with GAAP, in each case reflected on the consolidated balance sheet of such Person as of the end of the most recently ended fiscal quarter of such Person for which such a balance sheet is available (or, if earlier, was required to be delivered pursuant to Section 7.1(a) or (b)) (and, in the case of any determination relating to any incurrence of Indebtedness or any Investment, on a pro forma basis including any property or assets being acquired in connection therewith). Unless the context otherwise requires, “Consolidated Tangible Assets” shall mean the Consolidated Tangible Assets of the Borrower.

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“Consolidated Working Capital”:  at any date, the excess of (a) the sum of all amounts (other than cash, Cash Equivalents and Investment Grade Securities) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower at such date excluding the current portion of current and deferred income taxes over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) all Indebtedness consisting of Loans to the extent otherwise included therein, (iii) the current portion of interest and (iv) the current portion of current and deferred income taxes.

“Consolidation”:  the consolidation of the accounts of each of the Restricted Subsidiaries with those of the Borrower in accordance with GAAP; provided that “Consolidation” will not include consolidation of the accounts of any Unrestricted Subsidiary, but the interest of the Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary will be accounted for as an investment.  The term “Consolidated” has a correlative meaning.

“Contingent Obligations”: means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor or (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

“Contract Consideration”:  as defined in the definition of “Excess Cash Flow”.

“Contractual Obligation”:  as to any Person, any provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Contribution Indebtedness”:  Indebtedness of the Borrower or any Guarantor in an aggregate principal amount not greater than twice the aggregate amount of cash contributions (other than Excluded Contributions) made to the capital of the Borrower or such Guarantor after the Closing Date.

“Control”:  as defined in the definition of “Affiliate.”

“Credit Agreement”:  (a) this Agreement, (b) the Senior Revolving Credit Facility and (c) if so designated by the Borrower, and so long as Indebtedness incurred thereunder does not constitute Subordinated Indebtedness, one or more debt facilities, commercial paper facilities or series of notes documented in one or more agreements or indentures, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith,

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as each may be amended, restated, supplemented, modified, renewed, refunded, replaced or refinanced (in whole or in part) from time to time in one or more agreements or indentures (in each case with the same or new lenders or institutional investors or otherwise, and except for any such agreement or indenture that expressly provides that it is not a Credit Agreement), including any agreement or indenture extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof.

“Currency Agreement”:  in respect of a Person, any foreign exchange contract, currency swap agreement or other similar agreement or arrangements (including derivative agreements or arrangements), as to which such Person is a party or a beneficiary.

“Default”:  any of the events specified in Section 9.1, whether or not any requirement for the giving of notice (other than, in the case of Section 9.1(e), a Default Notice), the lapse of time, or both, or any other condition specified in Section 9.1, has been satisfied.

“Default Notice”:  as defined in Section 9.1(e).

“Defaulting Agent”:  any Agent whose acts or failure to act, whether directly or indirectly, cause it to meet any part of the definition of Agent Default.

“Defaulting Lender”:  a Tranche B Term Lender or Tranche C Term Lender that (a) has defaulted in its obligation to make a Loan required to be made by it hereunder, (b) has notified the Administrative Agent or a Loan Party in writing that it does not intend to satisfy any such obligation, (c) has admitted in writing that it is insolvent or such Lender becomes subject to a Lender-Related Distress Event or (d) has, or has a direct or indirect parent company, that has, become the subject of a Bail-in Action.

“Designated Noncash Consideration”:  the fair market value of non-cash consideration received by the Borrower or one of its Restricted Subsidiaries in connection with an Asset Sale that is so designated as Designated Noncash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent sale, redemption or repurchase of, or collection or payment on, such Designated Noncash Consideration.

“Designated Preferred Stock”:  Preferred Stock of the Borrower or any direct or indirect parent company of the Borrower (other than Disqualified Stock), that is issued for cash (other than to the Borrower or any of its Subsidiaries or an employee stock ownership plan or trust established by the Borrower or any of its Subsidiaries) and is so designated as Designated Preferred Stock, pursuant to a certificate of a Responsible Officer of the Borrower, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in Section 8.2(a)(3).

“Designation Date”:  as defined in Section 2.8(f).

“Discount Prepayment Accepting Lender”:  as defined in Section 4.4(h)(ii)(2).

“Discount Range”:  as defined in Section 4.4(h)(iii)(1).

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“Discount Range Prepayment Amount”:  as defined in Section 4.4(h)(iii)(1).

“Discount Range Prepayment Notice”:  a written notice of the Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 4.4(h) substantially in the form of Exhibit K.

“Discount Range Prepayment Offer”:  the irrevocable written offer by a Lender, substantially in the form of Exhibit L, submitted in response to an invitation to submit offers following the Administrative Agent’s receipt of a Discount Range Prepayment Notice.

“Discount Range Prepayment Response Date”:  as defined in Section 4.4(h)(iii)(1).

“Discount Range Proration”:  as defined in Section 4.4(h)(iii)(3).

“Discounted Prepayment Determination Date”:  as defined in Section 4.4(h)(iv)(3).

“Discounted Prepayment Effective Date”:  in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers, or otherwise, five Business Days following the receipt by each relevant Lender of notice from the Administrative Agent in accordance with Section 4.4(h)(ii), Section 4.4(h)(iii) or Section 4.4(h)(iv), as applicable unless a shorter period is agreed to between the Borrower and the Administrative Agent.

“Discounted Term Loan Prepayment”:  as defined in Section 4.4(h)(i).

“Disqualified Institution”:  any Person that is competitor of the Borrower and its Restricted Subsidiaries that is in the same or a similar line of business as the Borrower and its Restricted Subsidiaries or any affiliate of such Person, which Person or any of its affiliates has been designated in writing by the Borrower to the Administrative Agent and the Lenders, from time to time upon three Business Days’ prior notice.

“Disqualified Institution List”:  any list of Disqualified Institutions.

“Disqualified Stock”:  with respect to any Person, any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is putable or exchangeable), or upon the happening of any event, matures or is mandatorily redeemable (other than as a result of a change of control or asset sale), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than as a result of a change of control or asset sale), in whole or in part, in each case prior to the date 91 days after the earlier of the Tranche ~~B~~C Term Loan Maturity Date or the date the Tranche ~~B~~C Term Loans are no longer outstanding; provided, however, that if such Capital Stock is issued to any plan for the benefit of employees of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies in order to satisfy applicable statutory or regulatory obligations; provided, further, that any Capital Stock held by any future, current or former employee, director, officer, manager or consultant of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies, or their respective estates, spouses and former spouses, in each case pursuant to any stock subscription or shareholders’ agreement,

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management equity plan or stock option plan or any other management or employee benefit plan or agreement, shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or any of its Subsidiaries or any of its direct or indirect parent companies or employee investment vehicles.

“Dollars” and “$”:  dollars in lawful currency of the United States of America.

“Domestic Subsidiary”:  any Subsidiary of the Borrower which is not a Foreign Subsidiary.

“EBITDA”:  with respect to any Person for any period, the Consolidated Net Income of such Person for such period

(x)increased (without duplication) by the following, in each case to the extent deducted (and not added back) in calculating Consolidated Net Income for such period:

(1)provision for taxes based on income, profits or capital, plus franchise or similar taxes of such Person,

(2)Consolidated Interest Expense of such Person, plus amounts excluded from the calculation of Consolidated Interest Expense as set forth in subclause (y) of clause (a) in the definition thereof,

(3)Consolidated Depreciation and Amortization Expense of such Person for such period,

(4)the amount of any restructuring charges or reserves (which, for the avoidance of doubt, shall include retention, severance, systems establishment cost, excess pension charges, contract termination costs, including future lease commitments, and costs to consolidate facilities and relocate employees),

(5)without duplication, any other non-cash charges (including any impairment charges and the impact of purchase accounting, including, but not limited to, the amortization of inventory step-up) (provided that, in the case of any such charge that represents an accrual or reserve for a cash expenditure for a future period, the cash payment in respect thereof in such future period shall be subtracted from EBITDA),

(6)the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-Wholly Owned Subsidiary,

(7)any net loss resulting from Hedging Obligations,

(8)the amount of management, monitoring, consulting and advisory fees and related expenses paid to the Sponsor and its Affiliates (or any accruals relating to such fees and related expenses), and any Restricted Payment made to any direct or indirect parent company of such Person intended to enable any such parent company to pay or cause to be paid such amount, during such period,

(9)Securitization Fees,

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(10)without duplication, pension curtailment expenses, transaction costs and executive contract expenses incurred by affiliated entities of such Person (other than such Person and its Subsidiaries) on behalf of such Person or any of its Subsidiaries and reflected in the combined financial statements of such Person as capital contributions,

(11)business optimization expenses (including consolidation initiatives, severance costs and other costs relating to initiatives aimed at profitability improvement), and

(12)any costs or expenses incurred by such Person or a Restricted Subsidiary thereof pursuant to any management equity plan or stock option plan or any other management or employee benefit plan, agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of such Person or net cash proceeds of an issuance of Equity Interest of such Person (other than Disqualified Stock) solely to the extent that such net cash proceeds are excluded from the calculation set forth in Section 8.2(a)(3);

(y)increased by the amount of net cost savings and synergies projected by such Person in good faith to result from actions taken or expected to be taken no later than ~~12~~18 months after the end of such period (calculated on a pro forma basis as though such cost savings and synergies had been realized on the first day of the period for which EBITDA is being determined), net of the amount of actual benefits realized during such period from such actions; provided that (A) such cost savings and synergies are reasonably identifiable and factually supportable, (B) for any period that includes one or more of the first three fiscal quarters of such Person ended after July 20, 2011 (the latest such period, the “Initial Period”), the aggregate amount of such cost savings and synergies added pursuant to this clause (y) shall not exceed $65.0 million plus any applicable Historical Adjustments, and (C) for any other period ended after the end of the Initial Period, the aggregate amount of such cost savings and synergies added pursuant to this clause (y) shall not exceed the greater of (1) $40.0 million and (2) 10.0% of EBITDA for such period (calculated prior to giving effect to any adjustment pursuant to this clause (y)); and

(z)decreased (without duplication) by the following, in each case to the extent included in calculating Consolidated Net Income for such period:

(1)non-cash gains increasing Consolidated Net Income of such Person for such period (excluding any non-cash gains which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges or asset valuation adjustments made in any prior period), and

(2)any net gain resulting from Hedging Obligations.

“ECF CNI”:  with respect to the Borrower for any period, the aggregate of the Net Income of the Borrower and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided, however, that in calculating ECF CNI for any period, there shall be excluded, without duplication, (a) the Net Income of any Person accrued prior to the date it becomes a Restricted Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Restricted Subsidiaries, (b) the Net Income (but not loss) of any Person (other than a Restricted Subsidiary) in which the Borrower or a Restricted

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Subsidiary has an ownership interest (including any joint venture), except to the extent that any such Net Income is actually received by the Borrower or such Restricted Subsidiary in the form of dividends or similar distributions (which dividends or distributions shall be included in the calculation of ECF CNI), (c) the Net Income (but not loss) of any Restricted Subsidiary (other than a Loan Party) for any period to the extent that, during such period, there exists any encumbrance or restriction on the ability of such Restricted Subsidiary to pay dividends or make distributions in cash on the Equity Interests of such Restricted Subsidiary held by the Borrower and its Restricted Subsidiaries, except to the extent that any such Net Income is actually received by the Borrower or a Restricted Subsidiary that is not itself subject to any such encumbrance or restriction, in the form of dividends or similar distributions (which dividends or distributions shall be included in the calculation of ECF CNI), (d) to the extent not already excluded or deducted as minority interest expense in accordance with GAAP, payments made in respect of minority interests of third parties in any non-Wholly Owned Restricted Subsidiary or joint venture in such period, including pursuant to dividends declared or paid on Equity Interests held by third parties in respect of such non-Wholly Owned Restricted Subsidiary or joint venture and (e) the cumulative effect of any change in accounting principles during such period, in each case as determined in accordance with GAAP.

“ECF Payment Date”:  as defined in Section 4.4(b).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Engagement Letter”:  the Engagement Letter, dated as of October 16, 2012, among Credit Suisse Securities (USA) LLC, Barclays Bank PLC, UBS Securities LLC, Macquarie Capital (USA) Inc., Nomura Securities International, Inc. and the Borrower, as amended, supplemented, waived or otherwise modified from time to time.

“Environmental Laws”:  any and all Federal, state, local, and foreign statutes, laws (statutory, common or otherwise), regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

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“Environmental Permits”:  any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests”:  Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“ERISA”:  the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate”:  any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event”:  (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA); (d) the filing of a notice to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA (other than, in each case, a standard termination), or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the appointment of a trustee to administer any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Loans”:  Loans the rate of interest applicable to which is based upon the Adjusted LIBOR Rate.

“Event of Default”:  any of the events specified in Section 9.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

“Excess Cash Flow”:  for any period, an amount equal to the excess of

(a)	the sum, without duplication, of

(i)ECF CNI for such period,

(ii)an amount equal to the amount of all non-cash charges to the extent deducted in calculating such ECF CNI and cash receipts to the extent excluded in calculating such ECF CNI (except to the extent such cash receipts are attributable to revenue or other items that would be included in calculating ECF CNI for any prior period),

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(iii)decreases in Consolidated Working Capital for such period (other than any such decreases arising from any acquisition or disposition of (a) any business unit, division, line of business or Person or (b) any assets other than in the ordinary course of business (each, an Acquisition” or “Disposition”, respectively) by the Borrower and the Restricted Subsidiaries completed during such period, or from the application of purchase accounting),

(iv)an amount equal to the aggregate net non-cash loss on Asset Sales (or any Disposition specifically excluded from the definition of the term “Asset Sale”) by the Borrower and the Restricted Subsidiaries during such period (other than any Asset Sale or Disposition in the ordinary course of business) to the extent deducted in calculating such ECF CNI, and

(v)cash receipts in respect of Hedge Agreements during such period to the extent not otherwise included in calculating such ECF CNI,

provided that any amount excluded from such ECF CNI pursuant to any of clauses (a) through (e) of the definition thereof shall not be added pursuant to this clause (a), over (b) the sum, without duplication, of

(i)an amount equal to the amount of all non-cash credits included in calculating such ECF CNI and cash charges to the extent not deducted in calculating such ECF CNI,

(ii)without duplication of amounts deducted pursuant to clause (xi) below in prior years, the amount of Capital Expenditures either made in cash or accrued during such period (provided that, whether any such Capital Expenditures shall be deducted for the period in which cash payments for such Capital Expenditures have been paid or the period in which such Capital Expenditures have been accrued shall be at the Borrower’s election; provided, further that, in no case shall any accrual of a Capital Expenditure which has previously been deducted give rise to a subsequent deduction upon the making of such Capital Expenditure in cash in the same or any subsequent period), except to the extent that such Capital Expenditures were financed with the proceeds of long-term Indebtedness of the Borrower or the Restricted Subsidiaries (unless such Indebtedness has been repaid) or the proceeds of the issuance (or contribution in respect of) Equity Interests of the Borrower,

(iii)the aggregate amount of all principal payments, purchases or other retirements of Indebtedness of the Borrower and the Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Lease Obligations, (B) the amount of mandatory prepayments of Term Loans pursuant to Section 4.4(b)(i) to the extent required due to an Asset Sale or Recovery Event that resulted in an increase to ECF CNI and not in excess of the amount of such increase and (C) the amount of voluntary prepayments of Term Loans made pursuant to Section 4.4(h) (in an amount equal to the discounted amount actually paid in respect of the principal amount of such Term Loans), but excluding (w) all other prepayments of Term Loans, (x) all prepayments of loans under the Senior Revolving Credit Facility, (y) all prepayments of any other revolving loans (other than Pari Passu Indebtedness), to the extent there is not an equivalent permanent reduction in commitments thereunder and (z) all voluntary prepayments, scheduled principal payments and mandatory “excess cash flow” prepayments that are applied pro rata to the Term Loans, in each case of Pari Passu Indebtedness made during such period), except to the extent financed with the proceeds of long term Indebtedness of the Borrower or the Restricted Subsidiaries or the proceeds of the issuance (or contribution in respect of) Equity Interests of the Borrower,

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(iv)an amount equal to the aggregate net non-cash gain on Asset Sales (or any Disposition specifically excluded from the definition of the term “Asset Sale”) by the Borrower and the Restricted Subsidiaries during such period (other than any Asset Sale or Disposition in the ordinary course of business) to the extent included in calculating such ECF CNI,

(v)increases in Consolidated Working Capital for such period (other than any such increases arising from any Acquisition or Disposition by the Borrower and the Restricted Subsidiaries completed during such period or from the application of purchase accounting),

(vi)cash payments by the Borrower and the Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and the Restricted Subsidiaries other than Indebtedness, to the extent such payments are not expensed in such period or are not already deducted in calculating such ECF CNI,

(vii)without duplication of amounts deducted pursuant to clause (xi) below in prior years, the aggregate amount of cash consideration paid by the Borrower and the Restricted Subsidiaries (on a consolidated basis) in connection with Investments made during such period constituting “Permitted Investments” (other than Permitted Investments of the type described in clause (2) of the definition thereof and intercompany Investments by and among the Borrower and its Restricted Subsidiaries) or made pursuant to Section 8.2 and Acquisitions, except to the extent that such Investments or Acquisitions were financed with the proceeds of long-term Indebtedness of the Borrower or the Restricted Subsidiaries (unless such Indebtedness has been repaid) or the proceeds of the issuance (or contribution in respect of) Equity Interests of the Borrower,

(viii)without duplication of amounts deducted pursuant to clause (xv) below in prior years, the amount of Restricted Payments (other than Investments) made in cash during such period (on a consolidated basis) by the Borrower and the Restricted Subsidiaries pursuant to Section 8.2(b) (other than Section 8.2(b)(ii), (iii), (x), (xi) and (xv)), except to the extent that such Restricted Payments were financed with the proceeds of long-term Indebtedness of the Borrower or the Restricted Subsidiaries (unless such Indebtedness has been repaid),

(ix)the aggregate amount of expenditures actually made by the Borrower and the Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period and are not deducted in calculating such ECF CNI, except to the extent that such expenditures were financed with the proceeds of long-term Indebtedness of the Borrower or the Restricted Subsidiaries (unless such Indebtedness has been repaid) or the proceeds of the issuance (or contribution in respect of) Equity Interests of the Borrower,

(x)the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and the Restricted Subsidiaries during such period that are made in connection with any prepayment of Indebtedness to the extent that such payments are not expensed in such period or are not deducted in calculating such ECF CNI,

(xi)at the Borrower’s election, without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”)

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entered into prior to or during such period relating to contingent contractual obligations to artists, songwriters and co-publishers, Investments constituting “Permitted Investments” (other than Permitted Investments of the type described in clause (2) of the definition thereof and intercompany Investments by and among the Borrower and its Restricted Subsidiaries) or made pursuant to Section 8.2, Acquisitions or Capital Expenditures expected to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period, provided that to the extent the aggregate amount of internally generated cash actually utilized to finance such contingent contractual obligations to artists, songwriters and co-publishers, Investments, Acquisitions and Capital Expenditures during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,

(xii)the amount of taxes (including penalties and interest) paid in cash or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in calculating such ECF CNI,

(xiii)cash expenditures in respect of Hedge Agreements during such period to the extent not deducted in calculating such ECF CNI;

(xiv)the amount of cash payments made in respect of pensions and other post-employment benefits in such period to the extent not deducted in calculating such ECF CNI; and

(xv)at the Borrower’s election, without duplication of amounts deducted from Excess Cash Flow in prior periods, non cash expenses under an equity plan to the extent not deducted in calculating ECF CNI (or deducted but added back under clause (a) of this definition) (it being understood that (x) no deduction shall be allowed at the time of the related cash payment to the extent the Borrower has previously elected to deduct such expenses under this clause and (y) to the extent such related cash payment does not occur by the expected time therefor under such equity plan (as determined by the Borrower in good faith), Excess Cash Flow shall be increased by the related expenses deducted under this clause).

“Exchange Act”:  the Securities Exchange Act of 1934, as amended from time to time.

“Excluded Assets”:  as defined in the Security Agreement.

“Excluded Contribution”:  (i) net cash proceeds, marketable securities or Qualified Proceeds, in each case received by the Borrower and its Restricted Subsidiaries from:

(1)contributions to its common equity capital; and

(2)the sale (other than to a Subsidiary or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Borrower or any Subsidiary) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock),

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in each case designated as Excluded Contributions pursuant to a certificate of a Responsible Officer of the Borrower on the date such capital contributions are made or the date such Equity Interests are sold, as the case may be, which are excluded from the calculation set forth in Section 8.2(a)(3) and (ii) any Excluded Contribution (as defined under the Existing Unsecured Indenture) made and not utilized prior to the Closing Date under the Existing Unsecured Indenture.

“Excluded Information”:  as defined in Section 4.4(h)(i).

“Excluded Subsidiaries”:  as defined in Section 7.12(a).

“Excluded Taxes”:  (a) any Taxes measured by or imposed upon the net income of any Agent or Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise Taxes, branch Taxes, Taxes on doing business or Taxes measured by or imposed upon the overall capital or net worth of any such Agent or Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed:  (i) by the jurisdiction under the laws of which such Agent or Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such Tax and such Agent or Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Agent or Lender having executed, delivered or performed its obligations under, or received payment under or enforced, this Agreement or any Notes, and (b) any Taxes imposed by FATCA.

“Existing Indebtedness”:  Indebtedness of the Borrower or any of its Subsidiaries  (other than Indebtedness hereunder and under the Senior Revolving Credit Facility) in existence on the Closing Date, including the Existing Unsecured Notes.

“Existing Term Loans”:  as defined in Section 2.8(a).

“Existing Term Tranche”:  as defined in Section 2.8(a).

“Existing Unsecured Indenture”:  that certain indenture dated as of July 20, 2011 by and between the Borrower and Wells Fargo Bank, National Association, as agent (as amended, amended and restated, supplemented, waived or modified from time to time).

“Existing Unsecured Notes”:  the Borrower’s 11.5% Senior Notes due 2018, issued pursuant to the Existing Unsecured Indenture, outstanding on the Closing Date or subsequently issued in exchange for or in respect of any such notes.

“Extended Term Loans”:  as defined in Section 2.8(a).

“Extended Term Tranche”:  as defined in Section 2.8(a).

“Extending Lender”:  as defined in Section 2.8(b).

“Extension”:  as defined in Section 2.8(b).

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“Extension Amendment”:  as defined in Section 2.8(c).

“Extension Date”:  as defined in Section 2.8(d).

“Extension Election”:  as defined in Section 2.8(b).

“Extension of Credit”:  as to any Lender, the making of a Term Loan.

“Extension Request”:  as defined in Section 2.8(a).

“Extension Series”:  all Extended Term Loans that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Term Loans provided for therein are intended to be part of any previously established Extension Series) and that provide for the same interest margins and amortization schedule.

“Facility”:  each of (a) the Initial Term Loan Commitments and the Extensions of Credit made thereunder (the “Initial Term Loan Facility”), (b) the Tranche B Term Loan Commitments and the Extensions of Credit made thereunder (the “Tranche B Term Loan Facility”) ~~and~~, (c) the Tranche C Term Loan Commitments and the Extensions of Credit made thereunder (the “Tranche C Term Loan Facility”) and (d) any other committed facility hereunder and the Extensions of Credit made thereunder.

“FATCA”:  Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code and any applicable legislation, regulations or other official guidance adopted by a Governmental Authority pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

“Federal District Court”:  as defined in Section 11.13(a).

“Federal Funds Effective Rate”:  means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as an overnight bank funding rate (from and after such date as the Federal Reserve Bank of New York shall commence to publish such composite rate).

“First Incremental Amendment”: the Incremental Commitment Amendment, dated as of May 9, 2013, by and among the Borrower, the other Loan Parties party thereto, Holdings, the Tranche B Term Lenders party thereto and the Administrative Agent.

“First Incremental Amendment Closing Date”: the date on which all the conditions precedent set forth in Section 5 of the First Incremental Amendment shall be satisfied or waived.

“First Incremental Amendment Effective Date”: the date on which the conditions set forth or referred to in Section 3 of the First Incremental Amendment are satisfied or waived.

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“Fiscal Year”:  any period of 12 consecutive months ending on September 30 of any calendar year.

“Fixed Charge Coverage Ratio”:  with respect to any Person for any period consisting of such Person’s most recently ended four fiscal quarters for which internal financial statements are available (or, if earlier, were required to be delivered pursuant to Section 7.1(a) or (b)), the ratio of EBITDA of such Person for such period to the Fixed Charges of such Person for such period. In the event that such Person or any Restricted Subsidiary thereof incurs, issues, assumes, enters into any guarantee of, redeems, repays, retires or extinguishes any Indebtedness or issues or repays Disqualified Stock or Preferred Stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to or concurrently with the event for which the calculation of the Fixed Charge Coverage Ratio is made (the date of such event, the “Calculation Date”), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, repayment, retirement or extinguishment of Indebtedness, or such issuance or repayment of Disqualified Stock or Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter period.

For purposes of making the computation referred to above with respect to any specified Person, if any Specified Transaction has been made by such specified Person or any of its Restricted Subsidiaries during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date, the Fixed Charge Coverage Ratio shall be calculated on a pro forma basis assuming that all such Specified Transactions (and the change in any associated fixed charge obligations and the change in EBITDA resulting therefrom) had occurred on the first day of the four-quarter reference period. If, since the beginning of such period, any other Person became a Restricted Subsidiary of such specified Person or was merged with or into such specified Person or any of its Restricted Subsidiaries and, since the beginning of such period, such other Person shall have made any Specified Transaction that would have required adjustment pursuant to the immediately preceding sentence if made by such specified Person or a Restricted Subsidiary thereof since the beginning of such period, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Specified Transaction had occurred at the beginning of the applicable four-quarter period.

For purposes of this definition with respect to any specified Person, whenever pro forma effect is to be given to any Specified Transaction (including the Transactions and the 2011 Transactions), the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of such specified Person and may include, for the avoidance of doubt, cost savings and synergies resulting from or related to any such Specified Transaction (including the Transactions and the 2011 Transactions) which is being given pro forma effect that have been or are expected to be realized and for which the actions necessary to realize such cost savings and synergies are taken or expected to be taken no later than 12 months after the date of any such Specified Transaction (in each case as though such cost savings and synergies had been realized on the first day of the applicable period). If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a

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responsible financial or accounting officer of such specified Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as such specified Person may designate.

“Fixed Charges”:  with respect to any Person for any period, the sum of, without duplication, (a) Consolidated Interest Expense (excluding all non-cash interest expense and amortization/accretion of original issue discount in connection with the Specified Financings (including any original issue discount created by fair value adjustments to existing Indebtedness as a result of purchase accounting)) of such Person for such period, (b) all cash dividends paid during such period (excluding items eliminated in consolidation) on any series of Preferred Stock of such Person and (c) all cash dividends paid during such period (excluding items eliminated in consolidation) on any series of Disqualified Stock.

“Fixed GAAP Date”:  the Closing Date, provided that at any time after the Closing Date, the Borrower may, by prior written notice to the Administrative Agent, elect to change the Fixed GAAP Date to be the date specified in such notice, and upon the date of such notice, the Fixed GAAP Date shall be such date for all periods beginning on and after the date specified in such notice.

“Fixed GAAP Terms”:  (a) the definitions of the terms “Capitalized Lease Obligation,” “Consolidated Depreciation and Amortization Expense,” “Consolidated Interest Expense,” “Consolidated Net Income,” “Consolidated Tangible Assets,” “Consolidated Working Capital,” “EBITDA,” “ECF CNI,” “Excess Cash Flow,” “Fixed Charge Coverage Ratio,” “Fixed Charges,” “Funded Debt,” “Indebtedness,” “Investments,” “Net Income,” “Senior Secured Indebtedness” and “Senior Secured Indebtedness to EBITDA Ratio,” (b) all defined terms in this Agreement to the extent used in or relating to any of the foregoing definitions, and all ratios and computations based on any of the foregoing definitions, and (c) any other term or provision of this Agreement or the other Loan Documents that, at the Borrower’s election, may be specified by the Borrower by written notice to the Administrative Agent from time to time.

“Foreign Benefit Event”:  with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law or in excess of the amount that would be permitted absent a waiver from applicable governmental authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by applicable governmental authority to terminate any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence by the Borrower or any Restricted Subsidiary of any liability under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by the Borrower or any

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Restricted Subsidiary, or the imposition on the Borrower or any Restricted Subsidiary of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case, with respect to clauses (a) through (e), as could reasonably be expected to result in material liability to the Borrower or any Restricted Subsidiary.

“Foreign Pension Plan”:  any employee benefit plan described in Section 4(b)(4) of ERISA sponsored or maintained by a Foreign Subsidiary that under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.

“Foreign Subsidiary”:  (i) any Subsidiary of the Borrower not organized under the laws of the United States, any state thereof or the District of Columbia; (ii) any Subsidiary of the Borrower organized under the laws of the United States, any state thereof or the District of Columbia if all or substantially all of the assets of such Subsidiary consist of equity or debt of one or more Subsidiaries described in clause (i) or this clause (ii); or (iii) any Subsidiary of a Subsidiary described in clause (i) or (ii).

“Funded Debt”:  all Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of the Borrower or any Restricted Subsidiary, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all amounts of such debt required to be paid or prepaid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Term Loans.

“GAAP”:  generally accepted accounting principles in the United States of America as in effect on the Fixed GAAP Date (for purposes of the Fixed GAAP Terms) and as in effect from time to time (for all other purposes of this Agreement), including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, and subject to the following sentence. If at any time the SEC permits or requires U.S.-domiciled companies subject to the reporting requirements of the Exchange Act to use IFRS in lieu of GAAP for financial reporting purposes, the Borrower may elect, by written notice to the Administrative Agent, to use IFRS in lieu of GAAP and, upon any such notice, references herein to GAAP shall thereafter be construed to mean (a) for all periods beginning on and after the date specified in such notice, IFRS as in effect on the date specified in such notice (for purposes of the Fixed GAAP Terms) and as in effect from time to time (for all other purposes of this Agreement) and (b) for prior periods, GAAP as defined in the first sentence of this definition. All ratios and computations based on GAAP contained in this Agreement shall be computed in conformity with GAAP.

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“Governmental Authority”:  any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank).

“guarantee”:  a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner including, without limitation, through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness or other obligations.

“Guarantee”:  any guarantee of the Secured Obligations by a Guarantor in accordance with the provisions of the Guarantee Agreement.  When used as a verb, “Guarantee” shall have a corresponding meaning.

“Guarantee Agreement”:  the Guarantee Agreement delivered to the Administrative Agent as of the date hereof, substantially in the form of Exhibit C hereto, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Guarantee Obligation”:  as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any such obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.  The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Guarantors”:  the collective reference to each Subsidiary Guarantor; individually, a “Guarantor”.

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“Hazardous Materials”:  all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Agreements”:  collectively, Interest Rate Agreements, Currency Agreements and Commodities Agreements.

“Hedge Bank”:  any Person that is a Lender, a Revolving Lender, an Affiliate of a Lender or an Affiliate of a Revolving Lender, or a Person that was, at the time of entering into a Hedge Agreement, a Lender, a Revolving Lender, an Affiliate of a Lender or an Affiliate of a Revolving Lender, or that was a party to a Hedge Agreement as of the Closing Date, in each case in its capacity as a party to a Hedge Agreement.

“Hedging Obligations”:  as to any Person, the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement or Commodities Agreement.

“Historical Adjustments”:  for any period, the aggregate amount of all adjustments of the nature used in connection with the calculation of “Pro Forma Adjusted EBITDA” with respect to actions described in notes (a) and (b) to footnote 5 of “Summary Historical Consolidated Financial and Other Data” contained in the offering circular relating to the Existing Unsecured Notes to the extent such adjustments continue to be applicable for such period.

“Holdings”:  WMG Holdings Corp., a Delaware corporation, and any successor in interest thereto.

“Holdings Notes”:  Holdings’ 13.75% Senior Notes due 2019 issued on July 20, 2011, or subsequently issued in exchange for or in respect of any such notes (the “Initial Holdings Notes”), and any Indebtedness that serves to extend, replace, refund, refinance, renew or defease any Initial Holdings Notes, provided that such Indebtedness extending, replacing, refunding, refinancing, renewing or defeasing such Initial Holdings Notes shall not be in a principal amount (or, if issued with original issue discount, an aggregate issue price) in excess of the principal amount of, and premium, if any, and accrued interest on, the Initial Holdings Notes plus any fees, premiums, underwriting discounts, costs and expenses relating to such extension, replacement, refunding, refinancing, renewal or defeasance.

“Identified Participating Lenders”:  as defined in Section 4.4(h)(iii)(3).

“Identified Qualifying Lenders”:  as defined in Section 4.4(h)(iv)(3).

“IFRS”:  International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board, the Accounting Principles Board of the American Institute of Certified Public Accountants, or any successor to either such Board, or the SEC, as the case may be), as in effect from time to time.

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“Immaterial Subsidiary” means, at any date of determination, any Subsidiary that (i) (x) contributed 5% or less of EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Borrower are available, (y) had consolidated assets representing 5% or less of Consolidated Tangible Assets as of the end of the most recently ended financial period for which consolidated financial statements of the Borrower are available and (z) is designated by the Borrower as an Immaterial Subsidiary for the purposes of this definition; and (ii) together with all other Immaterial Subsidiaries designated pursuant to the preceding clause (i), (x) contributed 10% or less of EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Borrower are available, and (y) had consolidated assets representing 10% or less of Consolidated Tangible Assets as of the end of the most recently ended financial period for which consolidated financial statements of the Borrower are available.  Any Subsidiary so designated as an Immaterial Subsidiary that fails to meet the foregoing requirements as of the last day of the period of the most recent four consecutive fiscal quarters for which consolidated financial statements of the Borrower are available shall continue to be deemed an “Immaterial Subsidiary” hereunder until the date that is 30 days following the date on which such annual or quarterly financial statements were required to be delivered pursuant to Section 7.1(a) or (b) with respect to such period.

“Increase Supplement”:  as defined in Section 2.6(c).

“Incremental Commitment Amendment”:  as defined in Section 2.6(d).

“Incremental Commitments”:  as defined in Section 2.6(a).

“Incremental Indebtedness”:  Indebtedness incurred by the Borrower pursuant to and in accordance with Section 2.6.

“Incremental Loans”:  as defined in Section 2.6(d).

“Incremental Term Loan”:  any Incremental Loan made pursuant to an Incremental Term Loan Commitment.

“Incremental Term Loan Commitments”:  as defined in Section 2.6(a).

“incur”:  as defined in Section 8.1.

“Indebtedness”:  (a) any indebtedness (including principal and premium) of such Person, whether or not contingent,

(i)in respect of borrowed money,

(ii)evidenced by bonds, notes, debentures or similar instruments or letters of credit (or, without double counting, reimbursement agreements in respect thereof),

(iii)representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations) due more than twelve months after such property is

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acquired, except (x) any such balance that constitutes a trade payable or similar obligation to a trade creditor, in each case, accrued in the ordinary course of business, and (y) any earn-out obligations until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP, and if not paid, after becoming due and payable; or

(iv)representing the net obligations under any Hedging Obligations,

if and to the extent that any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP,

(b)Disqualified Stock of such Person,

(c)to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, the Indebtedness of another Person (other than by endorsement of negotiable instruments for collection in the ordinary course of business); and

(d)to the extent not otherwise included, Indebtedness of another Person secured by a Lien on any asset owned by such Person (whether or not such Indebtedness is assumed by such Person); provided that the amount of Indebtedness of such Person shall be the lesser of (A) the fair market value of such asset at such date of determination (as determined in good faith by such Person) and (B) the amount of such Indebtedness of such other Persons;

provided, however, that Contingent Obligations incurred in the ordinary course of business and not in respect of borrowed money shall be deemed not to constitute Indebtedness.

“Independent Financial Advisor”:  an accounting, appraisal or investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged.

“Individual Lender Exposure”:  of any Lender, at any time, the sum of the aggregate principal amount of all Term Loans made by such Lender and then outstanding ~~and~~, all Tranche B Term Loan Commitments of such Lender then outstanding and all Tranche C Term Loan Commitments of such Lender then outstanding.

“Initial Agreement”:  as defined in Section 8.7(b).

“Initial Extension of Credit”:  as to any Lender, the making of an Initial Term Loan.

“Initial Lien”:  as defined in Section 8.5(a).

“Initial Term Loan”:  as defined in Section 2.1(a).  The aggregate principal amount of the Initial Term Loans on the First Incremental Amendment Effective Date giving effect to the incurrence of the Tranche B Term Loans and the application of proceeds thereof shall be $0.

“Initial Term Loan Commitment”:  as to any Lender, its obligation to make Initial Term Loans to the Borrower pursuant to Section 2.1(a) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading

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“Initial Term Loan Commitment”; collectively, as to all the Lenders, the “Initial Term Loan Commitments”.  The original aggregate amount of the Initial Term Loan Commitments on the Closing Date is $600.0 million.

“Initial Term Loan Maturity Date”: November 1, 2018.

“Initial Term Loan Repricing Transaction”:  other than in connection with a transaction involving a Change of Control, the prepayment in full or in part of the Initial Term Loans by the Borrower with the proceeds of secured term loans (including any new, amended or additional loans or Term Loans under this Agreement, whether as a result of an amendment to this Agreement or otherwise), that are broadly marketed or syndicated to banks and other institutional investors in financings similar to the Initial Term Loan Facility and having an effective interest cost or weighted average yield (as determined prior to such prepayment by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement, structuring, syndication or commitment fees in connection therewith, and excluding any performance or ratings based pricing grid that could result in a lower interest rate based on future performance, but including any LIBOR Rate floor or similar floor that is higher than the then applicable LIBOR Rate) that is less than the interest rate for or weighted average yield (as determined prior to such prepayment by the Administrative Agent on the same basis) of the Initial Term Loans, including as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, the Initial Term Loans.

“Intellectual Property Security Agreement”:  collectively, the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement, substantially in the forms attached to the Security Agreement, together with each other intellectual property security agreement executed and delivered pursuant to Section 7.12 or the Security Agreement.

“Intercreditor Agreement Supplement”:  as defined in Section 10.8(a).

“Interest Payment Date”:  (a) as to any ABR Loan, the last Business Day of each March, June, September and December to occur while such Loan is outstanding, and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, (i) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and (ii) the last day of such Interest Period.

“Interest Period”:  with respect to any Eurodollar Loan:

(a)  initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months (or, if agreed to by each affected Lender ~~nine months,~~ 12 months or a shorter period) thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

(b)  thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months (or if agreed to by each affected Lender ~~nine months,~~ 12 months or a shorter period) thereafter, as selected by the

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Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

(i)if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii)any Interest Period that would otherwise extend beyond (A) the Initial Term Loan Maturity Date (in the case of Initial Term Loans), ~~or~~ (B) the Tranche B Term Loan Maturity Date (in the case of Tranche B Term Loans) or (C) the Tranche C Term Loan Maturity Date (in the case of Tranche C Term Loans) shall (for all purposes other than Section 4.12) end on (A) the Initial Term Loan Maturity Date (in the case of Initial Term Loans) ~~or~~, (B) the Tranche B Term Loan Maturity Date (in the case of Tranche B Term Loans) or (C) the Tranche C Term Loan Maturity Date (in the case of Tranche C Term Loans);

(iii)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

(iv)the Borrower shall select Interest Periods so as not to require a scheduled payment of any Eurodollar Loan during an Interest Period for such Eurodollar Loan.

“Interest Rate Agreement”:  with respect to any Person, any interest rate protection agreement, future agreement, option agreement, swap agreement, cap agreement, collar agreement, hedge agreement or other similar agreement or arrangement (including derivative agreements or arrangements), as to which such Person is party or a beneficiary.

“Investment Company Act”:  the Investment Company Act of 1940, as amended from time to time.

“Investment Grade Rating”:  a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other Rating Agency.

“Investment Grade Securities”:  (1) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents); (2) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Subsidiaries; (3) investments in any fund that invests exclusively in investments of the type described in clauses (1) and (2), which fund may also hold immaterial amounts of cash pending investment or distribution; and (4) corresponding instruments in countries other than the United States customarily utilized for high quality investments.

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“Investments”:  with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (excluding accounts receivable, trade credit, advances to customers, commission, travel and similar advances to officers, employees, directors and consultants, in each case made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and investments that are required by GAAP to be classified on the balance sheet (excluding the footnotes) of such Person in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property.

For the purposes of the definition of “Unrestricted Subsidiary” and Section 8.2, (i) “Investments” shall include the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the fair market value of the net assets of a Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (x) the Borrower’s “Investment” in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Borrower; and (iii) any transfer of Capital Stock that results in an entity which became a Restricted Subsidiary after the Closing Date ceasing to be a Restricted Subsidiary shall be deemed to be an Investment in an amount equal to the fair market value (as determined by the Board of Directors of the Borrower in good faith as of the date of initial acquisition) of the Capital Stock of such entity owned by the Borrower and the Restricted Subsidiaries immediately after such transfer.

The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash by the Borrower or a Restricted Subsidiary in respect of such Investment.

“IP Rights”:  has the meaning specified in Section 5.19.

“Junior Lien Intercreditor Agreement”:  an intercreditor agreement to be entered into with the representative of Indebtedness secured by a Lien having Junior Lien Priority substantially in the form attached as Annex B to the Security Agreement or such other form reasonably satisfactory to the Applicable Authorized Representative (as such term is defined in the Security Agreement).

“Junior Lien Priority”:  with respect to specified Indebtedness, secured by a Lien on specified Collateral ranking junior to the Lien on such Collateral securing the Term Loan Facility Obligations or any Guarantee, as applicable, either pursuant to the Junior Lien Intercreditor Agreement or one or more other intercreditor agreements having terms no less favorable to the Lenders with respect to such Collateral than the terms of the Junior Lien Intercreditor Agreement, as determined in good faith by the Borrower.

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“Laws”:  collectively, all applicable international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“Lead Arrangers”:  collectively, Credit Suisse Securities (USA) LLC, Barclays Bank PLC, UBS Securities LLC, Macquarie Capital (USA) Inc. and Nomura Securities International, Inc., each solely in its capacity as a joint lead arranger of the Initial Term Loan Commitments ~~and~~, Tranche B Term Loan Commitments and, solely with respect to Credit Suisse (USA) LLC, Tranche C Term Loan Commitments hereunder.

“Lender Joinder Agreement”:  as defined in Section 2.6(c).

“Lender-Related Distress Event”:  with respect to any Lender (each, a “Distressed Lender”), a voluntary or involuntary case with respect to such Distressed Lender under any debtor relief law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Lender or any substantial part of such Distressed Lender’s assets, or such Distressed Lender makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Lender to be, insolvent or bankrupt; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in any Lender or any person that directly or indirectly controls such Lender by a Governmental Authority or an instrumentality thereof.

“Lenders”:  the several banks and other financial institutions from time to time parties to this Agreement together with, in each case, any affiliate of any such bank or financial institution through which such bank or financial institution elects, by notice to the Administrative Agent and the Borrower to make any Loans available to the Borrower, provided that for all purposes of voting or consenting with respect to (a) any amendment, supplementation or modification of any Loan Document, (b) any waiver of any of the requirements of any Loan Document or any Default or Event of Default and its consequences or (c) any other matter as to which a Lender may vote or consent pursuant to Section 11.1, the bank or financial institution making such election shall be deemed the “Lender” rather than such affiliate, which shall not be entitled to so vote or consent.

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“LIBOR Rate”:  means, with respect to any Eurodollar Loan for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the commencement of such Interest Period by reference to the ICE Benchmark Administration Interest Settlement Rates (or the successor thereto if the ICE Benchmark Administration is no longer making such rates available) for deposits in the currency in which the applicable Eurodollar Loan is denominated (as set forth by any service selected by the Administrative Agent that has been nominated by the ICE Benchmark Administration (or the successor thereto if the ICE Benchmark Administration is no longer making such rates available) an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBOR Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in the currency in which the applicable Eurodollar Loan is denominated are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the beginning of such Interest Period.

“Lien”:  with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Limited Condition ~~Acquisition”:~~Transaction”:  (x) any acquisition ~~which the Borrower or~~, including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Capital Stock or otherwise, by one or more of the Borrower and its Restricted Subsidiaries ~~has contractually committed to consummate, the terms of which do not condition the Borrower’s or its Subsidiary’s, as applicable, obligation to close such acquisition~~of any assets, business or Person or any other Investment permitted by this Agreement whose consummation is not conditioned on the availability of ~~third-party financing.~~, or on obtaining, third party financing or (y) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or prepayment.

“Loan”:  each Initial Term Loan, Tranche B Term Loan, Tranche C Term Loan, Incremental Loan and Extended Term Loan; collectively, the “Loans”.

“Loan Documents”:  this Agreement, the First Incremental Amendment, any Notes, the Guarantee Agreement, the Security Agreement, the Junior Lien Intercreditor Agreement (on and after execution thereof), each Other Intercreditor Agreement (on and after the execution thereof) and any other Security Documents, each as amended, supplemented, waived or otherwise modified from time to time.

“Loan Parties”:  the Borrower and the Subsidiary Guarantors; individually, a “Loan Party”.

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“Management Agreement”:  the Management Agreement, dated as of July 20, 2011, by and among Warner Music Group Corp., Holdings. and the Sponsor and/or its Affiliates, as the same may be amended, supplemented, waived or otherwise modified from time to time, provided that the Management Agreement as so amended, supplemented, waived or otherwise modified (other than in the case of an amendment to effect the Borrower becoming a party to or otherwise bound by the Management Agreement) is not materially less advantageous to the Lenders in the good faith judgment of the Board of Directors of the Borrower than the Management Agreement as in effect on the Closing Date.

“Material Adverse Effect”:  (a) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Borrower or the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which the Borrower or any of the Loan Parties is a party or (c) a material adverse effect on the rights and remedies of the Lenders under the Loan Documents taken as a whole.

“Material Subsidiaries”:  Restricted Subsidiaries of the Borrower constituting, individually (or, solely for purposes of Section 9.1(f), in the aggregate (as if such Restricted Subsidiaries constituted a single Subsidiary)), a “significant subsidiary” in accordance with Rule 1-02 under Regulation S-X.

“Maturity Date”:  (a) with respect to Initial Term Loans, the Initial Term Loan Maturity Date ~~and~~, (b) with respect to Tranche B Term Loans, the Tranche B Term Loan Maturity Date and (c) with respect to Tranche C Term Loans, the Tranche C Term Loan Maturity Date.

“Maximum Management Fee Amount” means the greater of (x) $6.0 million plus, in the event that the Borrower acquires (including by consolidation or merger), directly or indirectly, any business, entity or operations following the Closing Date, an amount equal to 1.5% of the positive EBITDA of such acquired business, entity or operations (as determined by the Sponsor in its sole discretion) for the most recent four fiscal quarters prior to such acquisition for which internal financial statements are available (or, if earlier, were required to be delivered pursuant to Section 7.1(a) or (b)) as at the date of such acquisition and (y) 1.5% of EBITDA of the Borrower for the most recently completed fiscal year.

“Minimum Exchange Tender Condition”:  as defined in Section 2.7(b).

“Minimum Extension Condition”:  as defined in Section 2.8(g).

“Moody’s”:  Moody’s Investors Service, Inc., and its successors.

“Mortgages”:  collectively, the deeds of trust, trust deeds and mortgages made by the Loan Parties in favor or for the benefit of the Collateral Agent on behalf of the Lenders on the Closing Date together with each other mortgage to secure any of the Secured Obligations executed and delivered after the Closing Date.

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“Multiemployer Plan”:  any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Music Publishing Business”:  the subsidiaries and assets constituting the music publishing segment, as defined in the financial statements of the Borrower. At any point in time in which music publishing is not a reported segment of the Borrower, “Music Publishing Business” shall refer to the business that was previously included in this segment.

“Music Publishing Sale” means the sale of all or substantially all of the Music Publishing Business, which, for the avoidance of doubt, may include assets constituting a portion of the Recorded Music Business not to exceed 10.0% of the total assets constituting the Recorded Music Business.

“Net Cash Proceeds”:  with respect to any issuance or sale of any securities of the Borrower or any Subsidiary by the Borrower or any Subsidiary, or any capital contribution, or any incurrence of Indebtedness, the cash proceeds of such issuance, sale, contribution or incurrence net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance, sale, contribution or incurrence and net of taxes paid or payable as a result, or in respect thereof.

“Net Income”:  with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends or accretion of any Preferred Stock.

“Net Proceeds”:  the aggregate cash proceeds received by the Borrower or any Restricted Subsidiary in respect of any Asset Sale or Recovery Event, net of the costs relating to such Asset Sale or Recovery Event, including, without limitation, legal, accounting and investment banking fees, payments made in order to obtain a necessary consent or required by applicable law, and brokerage and sales commissions, any relocation expenses incurred as a result thereof, other fees and expenses, including title and recordation expenses, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), amounts applied or required to be applied to the repayment of Indebtedness that is secured by the property or assets that are the subject of such Asset Sale or Recovery Event (including in respect of principal, premium, if any, and interest) or that is required to be paid as a result of such transaction, and any deduction of appropriate amounts to be provided by the Borrower or any Restricted Subsidiary as a reserve in accordance with GAAP against any liabilities associated with the asset disposed of in such transaction and retained by the Borrower or any Restricted Subsidiary after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction.

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“New Dollar Notes”:  the Borrower’s Dollar-denominated 6.000% Senior Secured Notes due 2021 issued pursuant to the New Notes Indenture, and any substantially similar senior secured notes exchanged therefor that have been registered under the Securities Act, and as the same or such substantially similar notes may be amended, supplemented, waived or otherwise modified from time to time.

“New Euro Notes”:  the Borrower’s Euro-denominated 6.250% Senior Secured Notes due 2021 issued pursuant to the New Notes Indenture, and any substantially similar senior secured notes exchanged therefor that have been registered under the Securities Act, and as the same or such substantially similar notes may be amended, supplemented, waived or otherwise modified from time to time.

“New Notes”:  collectively, the New Dollar Notes and the New Euro Notes.

“New Notes Indenture”:  the indenture dated as of November 1, 2012 among Wells Fargo Bank, National Association, as trustee, the Borrower and the guarantors party thereto, as the same may be amended or supplemented from time to time.

“New York Courts”:  as defined in Section 11.13(a).

“New York Supreme Court”:  as defined in Section 11.13(a).

“Non-Excluded Taxes”:  all Taxes other than Excluded Taxes.

“Non-Extending Lender”:  as defined in Section 2.8(e).

“Non-Recourse Acquisition Financing Indebtedness”:  any Indebtedness incurred by the Borrower or any Restricted Subsidiary to finance the acquisition, exploitation or development of assets (including directly or through the acquisition of entities holding such assets) not owned by the Borrower or any of its Restricted Subsidiaries prior to such acquisition, exploitation or development, which assets are used for the creation or development of Product for the benefit of the Borrower, and in respect of which the Person to whom such Indebtedness is owed has no recourse whatsoever to the Borrower or any of its Restricted Subsidiaries for the repayment of or payment of such Indebtedness other than recourse to the acquired assets or assets that are the subject of such exploitation or development for the purpose of enforcing any Lien given by the Borrower or such Restricted Subsidiary over such assets, including the receivables, inventory, intangibles and other rights associated with such assets and the proceeds thereof.

“Non-Recourse Product Financing Indebtedness” means any Indebtedness incurred by the Borrower or any Restricted Subsidiary solely for the purpose of financing (whether directly or through a partially-owned joint venture) the production, acquisition, exploitation, creation or development of items of Product produced, acquired, exploited, created or developed after the Closing Date (including any Indebtedness assumed in connection with the production, acquisition, creation or development of any such items of Product or secured by a Lien on any such items of Product prior to the production, acquisition, creation or development thereof) where the recourse of the creditor in respect of that Indebtedness is limited to Product revenues generated by such items of Product or any rights pertaining thereto and where the Indebtedness is

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unsecured save for Liens over such items of Product or revenues and such rights and any extension, renewal, replacement or refinancing of such Indebtedness. “Non-Recourse Product Financing Indebtedness” excludes, for the avoidance of doubt, any Indebtedness raised or secured against Product where the proceeds are used for any other purposes.

“Notes”:  as defined in Section 2.2(a).

“Obligations”:  means any principal, interest, penalties, fees, indemnifications, reimbursements (including, without limitation, reimbursement obligations with respect to letters of credit), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, payable under the documentation governing any Indebtedness.

“Obligor”:  any purchaser of goods or services or other Person obligated to make payment to the Borrower or any of its Restricted Subsidiaries (other than any Restricted Subsidiary that is not a Loan Party) in respect of a purchase of such goods or services.

“Offered Amount”:  as defined in Section 4.4(h)(iv)(1).

“Offered Discount”:  as defined in Section 4.4(h)(iv)(1).

“OID”:  as defined in Section 2.6(d).

“Organization Documents”:  means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Intercreditor Agreement”:  an intercreditor agreement (other than the Security Agreement and the Junior Lien Intercreditor Agreement) in form and substance reasonably satisfactory to the Borrower and the Collateral Agent.

“Other Representatives”:  the Syndication Agents, and the Lead Arrangers.

“Outstanding Amount”:  with respect to the Loans on any date, the principal amount thereof after giving effect to any borrowings and prepayments or repayments thereof occurring on such date.

“Parent”:  any of Holdings, Warner Music Group Corp. (and any successor in interest thereto), Airplanes Music LLC (and any successor in interest thereto), any Other Parent, and any other Person that is a Subsidiary of Holdings, Warner Music Group Corp. (and any successor in interest thereto), Airplanes Music LLC (and any successor in interest thereto) or any Other Parent and of which the Borrower is a Subsidiary.  As used herein, “Other Parent” means a Person of which the Borrower becomes a Subsidiary after the Closing Date, provided that  either

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(x) immediately after the Borrower first becomes a Subsidiary of such Person, more than 50% of the Voting Stock of such Person shall be held by one or more Persons that held more than 50% of the Voting Stock of a Parent of the Borrower immediately prior to the Borrower first becoming such Subsidiary or (y) such Person shall be deemed not to be an Other Parent for the purpose of determining whether a Change of Control shall have occurred by reason of the Borrower first becoming a Subsidiary of such Person.

“Pari Passu Indebtedness”:  Indebtedness secured by Liens with Pari Passu Lien Priority.

“Pari Passu Lien Priority”:  with respect to specified Indebtedness, secured by a Lien on specified Collateral ranking equal with the Lien on such Collateral securing the Term Loan Facility Obligations or any Guarantee, as applicable, either pursuant to the Security Agreement or one or more other intercreditor agreements having terms no less favorable to the Lenders in relation to the holders of such specified Indebtedness with respect to such Collateral than the terms of the Security Agreement, as determined in good faith by the Borrower.

“Participant”:  as defined in Section 11.6(c).

“Participant Register”:  as defined in Section 11.6(b)(v).

“Participating Lender”:  as defined in Section 4.4(h)(iii)(2).

“Patriot Act”:  as defined in Section 11.18.

“PBGC”:  the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).

“Pension Plan”:  any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years.

“Permitted Affiliated Assignee”:  the Sponsor, any investment fund managed or controlled by the Sponsor and any special purpose vehicle established by the Sponsor or by one or more of such investment funds.

“Permitted Asset Swap” means the substantially concurrent purchase and sale or exchange of Permitted Business Assets or a combination of Permitted Business Assets and cash or Cash Equivalents between the Borrower or any of its Restricted Subsidiaries and another Person; provided that any cash or Cash Equivalents received must be applied in accordance Section 8.3(c).

“Permitted Business” means the media and entertainment business and any services, activities or businesses incidental or directly related or similar thereto, any line of business engaged in by the Borrower or any of its Restricted Subsidiaries on the Closing Date or any business activity that is a reasonable extension, development or expansion thereof or ancillary thereto.

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“Permitted Business Assets” means assets (other than Cash Equivalents) used or useful in a Permitted Business, provided that any assets received by the Borrower or a Restricted Subsidiary in exchange for assets transferred by the Borrower or a Restricted Subsidiary shall not be deemed to be Permitted Business Assets if they consist of securities of a Person, unless upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary.

“Permitted Debt”:  as defined in Section 8.1(b).

“Permitted Debt Exchange”:  as defined in Section 2.7(a).

“Permitted Debt Exchange Notes”:  as defined in Section 2.7(a).

“Permitted Debt Exchange Offer”:  as defined in Section 2.7(a).

“Permitted Holders”:  any of the following:  (i) the Access Investors; (ii) Edgar Bronfman Jr.; (iii) any officer, director, employee or other member of the management of any Parent, the Borrower or any of their respective Subsidiaries; (iv) immediate family members (including spouses and direct descendants) of a Person described in clause (ii) or (iii); (v) any trusts created for the benefit of a Person or Persons described in clause (ii), (iii) or (iv) or any trust for the benefit of any such trust; (vi) in the event of the incompetence or death of any Person described in clause (ii), (iii) or (iv), such Person’s estate, executor, administrator, committee or other personal representative or beneficiaries, in each case, who, at any particular date, shall beneficially own or have the right to acquire, directly or indirectly, Capital Stock of the Borrower or any direct or indirect parent company of the Borrower; or (vii) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of any of the Borrower, Holdings or any of their respective direct or indirect parents. In addition, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) whose status as a “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) constitutes or results in a Change of Control in respect of which the Borrower makes all payments of the Term Loans and other amounts required by, if applicable, Section 8.8, together with its Affiliates, shall thereafter constitute Permitted Holders.

“Permitted Investments”:  (1) any Investment by the Borrower in any Restricted Subsidiary or by a Restricted Subsidiary in the Borrower or another Restricted Subsidiary;

(2)any Investment in cash and Cash Equivalents or Investment Grade Securities;

(3)any Investment by the Borrower or any Restricted Subsidiary of the Borrower in a Person that is engaged in a Permitted Business if, as a result of such Investment, (A) such Person becomes a Restricted Subsidiary or (B) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary, and, in each case, any Investment held by such Person; provided that such Investment was not acquired by such Person in contemplation of such Person becoming a Restricted Subsidiary or such merger, consolidation, amalgamation, transfer, conveyance or liquidation;

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(4)any Investment in securities or other assets not constituting cash or Cash Equivalents or Investment Grade Securities and received in connection with an Asset Sale made pursuant to the provisions described above in Section 8.3 or any other disposition of assets not constituting an Asset Sale;

(5)any Investment existing on the Closing Date or made pursuant to binding commitments in effect on the Closing Date or an Investment consisting of any modification, replacement, renewal or extension of any Investment or binding commitment existing on the Closing Date; provided that the amount of any such Investment or binding commitment may be increased (x) as required by the terms of such Investment or binding commitment as in existence on the Closing Date or (y) as otherwise permitted under this Agreement;

(6)loans and advances to, or guarantees of Indebtedness of, employees not in excess of $25.0 million in the aggregate outstanding at any one time;

(7)any investment acquired by the Borrower or any Restricted Subsidiary (A) in exchange for any other Investment or accounts receivable held by the Borrower or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout reorganization or recapitalization of the issuer of such other Investment or accounts receivable, (B) in satisfaction of judgments against other Persons or (C) as a result of a foreclosure by the Borrower or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(8)Hedging Obligations permitted under Section 8.1(b)(ix);

(9)(1) loans and advances to officers, directors and employees (x) for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business or consistent with past practice or (y) to fund such Person’s purchases of Equity Interests of the Borrower or any of its direct or indirect parent companies in an aggregate principal amount (net of any proceeds of such loans and advances used to purchase Equity Interests of the Borrower or contributed to the equity capital thereof) not to exceed, in the case of this clause (y), $25.0 million outstanding at any time and (2) promissory notes of any officer, director, employee or other member of the management of any Parent, the Borrower or any of their respective Subsidiaries acquired (other than for cash) in connection with the issuance of Capital Stock of the Borrower or any Parent (including any options, warrants or other rights in respect thereof) to such Person;

(10)any advance directly or indirectly related to royalties or future profits (whether or not recouped), directly or indirectly (including through capital contributions or loans to an entity or joint venture relating to such artist(s) or writer(s)), to one or more artists or writers pursuant to label and license agreements, agreements with artists/writers and related ventures, pressing and distribution agreements, publishing agreements and any similar contract or agreement entered into from time to time in the ordinary course of business;

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(11)any Investment by the Borrower or a Restricted Subsidiary in a Permitted Business in an aggregate amount, taken together with all other Investments made pursuant to this clause (11) that are at that time outstanding (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash and/or marketable securities), not to exceed the greater of $150.0 million and 13.0% of Consolidated Tangible Assets;

(12)Investments the payment for which consists of Equity Interests of the Borrower or any of its direct or indirect parent companies or employee investment vehicles (exclusive of Disqualified Stock);

(13)guarantees (including Guarantees) of Indebtedness permitted under Section 8.1 and performance guarantees consistent with past practice or in the ordinary course of business and the creation of Liens on the assets of the Borrower or any restricted subsidiary in compliance with the covenant described under Section 8.5;

(14)any transaction to the extent it constitutes an Investment that is permitted and made in accordance with the provisions of Section 8.4 (except transactions described in Section 8.4(b)(ii), (vi) and (vii));

(15)Investments by the Borrower or a Restricted Subsidiary in joint ventures engaged in a Permitted Business in an aggregate amount, taken together with all other Investments made pursuant to this clause (15) that are at that time outstanding, not to exceed the greater of $100.0 million and 9.0% of Consolidated Tangible Assets;

(16)Investments consisting of licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons;

(17)any Investment in a Securitization Subsidiary or any Investment by a Securitization Subsidiary in any other Person in connection with a Qualified Securitization Financing, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Securitization Financing or any related Indebtedness; provided, however, that any Investment in a Securitization Subsidiary is in the form of a Purchase Money Note, contribution of additional Securitization Assets or an equity interest;

(18)additional Investments in an aggregate amount, taken together with all other Investments made pursuant to this clause (18) that are at that time outstanding (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash or marketable securities), not to exceed the greater of (a) $100.0 million and (b) 9.0% of Consolidated Tangible Assets;

(19)any Investment in any Subsidiary or any joint venture in connection with intercompany cash management arrangements or related activities arising in the ordinary course of business;

(20)Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and similar deposits entered into in the ordinary course of business; and

(21)repurchases of the Notes.

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“Permitted Liens”:  the following types of Liens:

(1)deposits of cash or government bonds made in the ordinary course of business to secure surety or appeal bonds to which such Person is a party;

(2)Liens in favor of issuers of performance, surety, bid, indemnity, warranty, release, appeal or similar bonds or with respect to other regulatory requirements or letters of credit or bankers’ acceptances issued, and completion guarantees provided for, in each case pursuant to the request of and for the account of such Person in the ordinary course of its business or consistent with past practice;

(3)Liens on property or shares of stock of a Person at the time such Person becomes a Subsidiary; provided, however, that such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided, further, however, that such Liens may not extend to any other property owned by the Borrower or any Restricted Subsidiary;

(4)Liens existing on property of a Person at the time such Person becomes a Subsidiary of the Borrower (or at the time the Borrower or a Restricted Subsidiary acquires such property, including any acquisition by means of a merger or consolidation with or into the Borrower or any Restricted Subsidiary); provided, however, that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition; provided, further, however, that such Liens are limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which such Liens arose, could secure) the obligations to which such Liens relate; provided, further, that for purposes of this clause (4), if a Person other than the Borrower is the Successor Borrower with respect thereto, any Subsidiary thereof shall be deemed to become a Subsidiary of the Borrower, and any property or assets of such Person or any such Subsidiary shall be deemed acquired by the Borrower or a Restricted Subsidiary, as the case may be, when such Person becomes such Successor Borrower;

(5)Liens securing Indebtedness or other obligations of a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary permitted to be incurred in accordance Section 8.1;

(6)Liens on cash deposits or property constituting Cash Equivalents securing Hedging Obligations not prohibited by this Agreement;

(7)Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(8)Liens in favor of the Borrower or any Restricted Subsidiary;

(9)Liens existing on the Closing Date (other than Liens securing Indebtedness under this Agreement and the other Loan Documents, the Senior Revolving Credit Agreement and the New Notes) and Liens to secure any Indebtedness that is incurred to refinance any Indebtedness that has been secured by a Lien (A) existing on the Closing Date (other than under this Agreement,

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the Senior Revolving Credit Agreement or the New Notes) or (B) referred to in clauses (3), (4) and (19)(B) of this definition; provided, however, that in each case, such Liens (x) are no less favorable to the Lenders and are not more favorable to the lienholders with respect to such Liens than the Liens in respect of the Indebtedness being refinanced; and (y) do not extend to or cover any property or assets of the Borrower or any of its Restricted Subsidiaries not securing the Indebtedness so refinanced;

(10)Liens on Securitization Assets and related assets of the type specified in the definition of “Securitization Financing” incurred in connection with any Qualified Securitization Financing;

(11)Liens for taxes, assessments or other governmental charges or levies not yet delinquent for a period of more than 30 days, or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, or for property taxes on property that the Borrower or one of its Subsidiaries has determined to abandon if the sole recourse for such tax, assessment, charge, levy or claim is to such property;

(12)judgment Liens in respect of judgments that do not constitute an Event of Default so long as such Liens are adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired;

(13)pledges, deposits or other Liens under workers’ compensation, unemployment insurance and other social security laws or regulations, or deposits to secure the performance of tenders, contracts (other than for the payment of Indebtedness) or leases, or deposits or other Liens to secure public or statutory obligations, or deposits or other Liens as security for contested taxes or import or customs duties or for the payment of rent, or deposits or other Liens securing liabilities to insurance carriers under insurance or self-insurance arrangements, in each case incurred in the ordinary course of business or consistent with past practice;

(14)Liens imposed by law, including carriers’, warehousemen’s, materialmen’s, repairmen’s and mechanics’ Liens, in each case for sums not overdue by more than 30 days or, if more than 30 days overdue, are unfiled and no other action has been taken to enforce such Lien, or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted;

(15)survey exceptions, encumbrances, ground leases, easements or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning, building codes or other restrictions (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental to the conduct of business or to the ownership of properties that do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business;

(16)any lease, license, sublease or sublicense granted to or from any Person in the ordinary course of business that is not granted for the purpose of securing any Indebtedness of the Borrower or any Restricted Subsidiary owing to such lessee, licensee, sublessee or sublicensee;

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(17)banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depositary institution, provided that (a) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board or other applicable law and (b) such deposit account is not intended by the Borrower or any Restricted Subsidiary to provide collateral to the depositary institution;

(18)Liens arising from Uniform Commercial Code financing statement filings regarding operating leases or consignments entered into by the Borrower and its Restricted Subsidiaries in the ordinary course of business;

(19)(A) other Liens securing Indebtedness for borrowed money with respect to property or assets with an aggregate fair market value (valued at the time of creation thereof) of not more than $25.0 million at any time and (B) Liens securing Indebtedness incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property of such Person; provided, however, that (x) the Lien may not extend to any other property (except for accessions to such property) owned by such Person or any of its Restricted Subsidiaries at the time the Lien is incurred, (y) such Liens attach concurrently with or within 270 days after the acquisition, repair, replacement, construction or improvement (as applicable) of the property subject to such Liens and (z) with respect to Capitalized Lease Obligations, such Liens do not at any time extend to or cover any assets (except for accessions to such assets) other than the assets subject to such Capitalized Lease Obligations; provided that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender;

(20)Liens to secure Non-Recourse Product Financing Indebtedness permitted to be incurred pursuant to Section 8.1(b)(xviii), which Liens may not secure Indebtedness other than Non-Recourse Product Financing Indebtedness and which Liens may not attach to assets other than the items of Product acquired, exploited, created or developed with the proceeds of such Indebtedness and Liens to secure Non-Recourse Acquisition Financing Indebtedness permitted to be incurred pursuant to Section 8.1(b)(xviii), which Liens may not secure Indebtedness other than Non-Recourse Acquisition Financing Indebtedness and which Liens may not attach to assets other than the assets acquired, exploited, created or developed with the proceeds of such Indebtedness;

(21)Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry;

(22)Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

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(23)Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary that permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business;

(24)Liens solely on any cash earnest money deposits made by the Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted under this Agreement;

(25)Liens incurred to secure Obligations in respect of any Indebtedness permitted to be incurred pursuant to Section 8.1(b)(iv) and (xx);

(26)~~(x) prior to the occurrence of the Trigger Date, Liens securing Indebtedness in an aggregate principal amount (as of the date of incurrence of any such Indebtedness and after giving pro forma effect to the incurrence thereof and the application of the net proceeds therefrom (or as of the date of the initial borrowing of such Indebtedness after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness)), not exceeding the greater of (A) $1,550.0 million and (B) the maximum aggregate principal amount of Senior Secured Indebtedness that could be incurred without exceeding a Senior Secured Indebtedness to EBITDA Ratio for the Borrower of 3.50 to 1.00 (y) on and after the occurrence of the Trigger Date,~~ Liens securing (i) Indebtedness in an aggregate principal amount (as of the date of incurrence of any such Indebtedness and after giving pro forma effect to the incurrence thereof and the application of the net proceeds therefrom (or as of the date of the initial borrowing of such Indebtedness after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness)), not exceeding the greater of (A) $2,275.0 million and (B) the maximum aggregate principal amount of Senior Secured Indebtedness that could be incurred without exceeding a Senior Secured Indebtedness to EBITDA Ratio for the Borrower of 4.00 to 1.00 and (ii) Revolving Credit Agreement Indebtedness not to exceed at any time outstanding $180.0 million;

(27)Liens securing (A) interest rate or currency swaps, caps or collars or other Hedging Obligations entered into to hedge the Borrower’s or any Guarantor’s exposure with respect to activities not prohibited under this Agreement and (B) obligations in respect of any overdraft and related liabilities arising from treasury, depositary and cash management services or any automated clearing house transfers of funds;

(28)any encumbrance or restriction (including put and call arrangements) with respect to capital stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement;

(29)Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale or purchase of goods entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business;

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(30)Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(31)Liens on the assets of a non-guarantor Subsidiary securing Indebtedness or other obligations of a non-Guarantor Subsidiary;

(32)Liens on cash advances in favor of the seller of any property to be acquired in an Investment permitted under this Agreement to be applied against the purchase price for such Investment; and

(33)other Liens securing obligations incurred in the ordinary course of business which obligations (at the time of incurrence thereof) do not exceed the greater of $50.0 million and 5.0% of Consolidated Tangible Assets at any one time outstanding.

For purposes of determining compliance with any U.S. dollar-denominated restriction in this definition, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of, premium, if any, and accrued interest on, the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased plus any fees, premiums, underwriting discounts, costs and expenses relating to such extension, replacement, refunding, refinancing, renewal or defeasance.

“Person”:  any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Plan”:  any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Platform”:  Intralinks, SyndTrak Online or any other similar electronic distribution system.

“Pledged Debt”:  as defined the Security Agreement.

“Preferred Stock”:  as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) that by its terms is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

“Prepayment Date”:  as defined in Section 4.4(d).

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“Prime Rate”:  for any day, a rate per annum that is equal to the corporate base rate of interest established by the Administrative Agent as its “prime rate” in effect at its principal office in New York City from time to time; each change in the Prime Rate shall be effective on the date such change is effective.  The corporate base rate is not necessarily the lowest rate charged by the Administrative Agent to its customers.

“Product”:  any music (including musical and audio visual recordings, musical performance, songs and compositions and also includes mail order music and activities relating or incidental to music such as touring, merchandising and artist management), music copyright, motion picture, television programming, film, videotape, digital file, video clubs, DVD manufactured or distributed or any other product produced for theatrical, non-theatrical or television release or for release in any other medium, in each case whether recorded on film, videotape, cassette, cartridge, disc or on or by any other means, method, process or device, whether now known or hereafter developed, with respect to which the Borrower or any Restricted Subsidiary:

(1)is an initial copyright owner; or

(2)acquires (or will acquire upon delivery) an equity interest, license, sublicense or administration or distribution right.

“Public Lender”:  as defined in Section 11.2(e).

“Purchase Money Note”:  a promissory note of a Securitization Subsidiary evidencing a line of credit, which may be irrevocable, from Holdings or any Subsidiary of Holdings to a Securitization Subsidiary in connection with a Qualified Securitization Financing, which note is intended to finance that portion of the purchase price that is not paid in cash or a contribution of equity and which (a) shall be repaid from cash available to the Securitization Subsidiary, other than (i) amounts required to be established as reserves, (ii) amounts paid to investors in respect of interest, (iii) principal and other amounts owing to such investors and (iv) amounts paid in connection with the purchase of newly generated receivables and (b) may be subordinated to the payments described in clause (a).

“Qualified Proceeds”:  assets that are used or useful in, or Capital Stock of any Person engaged in, a Permitted Business; provided that the fair market value of any such assets or Capital Stock shall be determined by the Board of Directors of the Borrower in good faith.

“Qualified Securitization Financing”:  any Securitization Financing of a Securitization Subsidiary that meets the following conditions:  (i) the Board of Directors of the Borrower shall have determined in good faith that such Securitization Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and the Securitization Subsidiary, (ii) all sales of Securitization Assets and related assets to the Securitization Subsidiary are made at fair market value (as determined in good faith by the Borrower) and (iii) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Borrower) and may include Standard Securitization Undertakings. The grant of a security interest in any Securitization Assets of the Borrower or any of its Restricted Subsidiaries (other than a Securitization Subsidiary) to secure Indebtedness hereunder and under any other Credit Agreement or any permitted additional Indebtedness with Pari Passu Lien Priority and any Refinancing Indebtedness with respect thereto shall not be deemed a Qualified Securitization Financing.

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“Qualifying IPO”:  the issuance by the Borrower or any Parent of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the United States Securities Act of 1933 (whether alone or in connection with a secondary public offering).

“Qualifying Lender”:  as defined in Section 4.4(h)(iv)(3).

“Rating Agency”:  Moody’s or S&P or, if Moody’s or S&P or both shall not make a rating on the Term Loans publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Borrower which shall be substituted for Moody’s or S&P or both, as the case may be.

“Receivable”:  a right to receive payment pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay, as determined in accordance with GAAP.

“Recorded Music Business”: means the subsidiaries and assets constituting the recorded music segment, as defined in the financial statements of the Borrower. At any point in time in which recorded music is not a reported segment of the Borrower, Recorded Music Business shall refer to the business that was previously included in this segment.

“Recorded Music Sale”: means the sale of all or substantially all of the Recorded Music Business, which, for the avoidance of doubt, may include assets constituting a portion of the Music Publishing Business not to exceed 10.0% of the total assets constituting the Music Publishing Business.

“Recovery Event”:  any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Loan Party giving rise to Net Proceeds to such Loan Party, as the case may be, in excess of $10.0 million, to the extent that such settlement or payment does not constitute reimbursement or compensation for amounts previously paid by the Borrower or any other Loan Party in respect of such casualty or condemnation.

“Reference Banks”:  Credit Suisse AG, Barclays Bank PLC, UBS Securities LLC or such additional or other banks as may be appointed by the Administrative Agent and reasonably acceptable to the Borrower, provided that at any time the maximum number of Reference Banks does not exceed six.

“refinance”:  refinance, refund, replace, renew, repay, modify, restate, defer, substitute, supplement, reissue, resell or extend (including pursuant to any defeasance or discharge mechanism); and the terms “refinances,” “refinanced” and “refinancing” as used for any purpose in this Agreement shall have a correlative meaning.

“Refinancing Agreement”:  as defined in Section 8.7(b).

“Refinancing Indebtedness”:  as defined in Section 8.1(b)(xiii).

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“Refunding Capital Stock”:  as defined in Section 8.2(b)(ii)(A).

“Register”:  as defined in Section 11.6(b)(iv).

“Regulation D”:  Regulation D of the Board as in effect from time to time.

“Regulation S-X”:  Regulation S-X promulgated by the SEC, as in effect on the Closing Date.

“Related Parties”:  with respect to any Person, such Person’s affiliates and the partners, officers, directors, trustees, employees, employees, shareholders, members, attorneys and other advisors, agents and controlling persons of such person and of such person’s affiliates and “Related Party” shall mean any of them.

“Reportable Event”:  any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the 30 day notice period is waived under Section 21, 22, 23, 24, 25, 27 or 28 of PBGC Regulation Section 4043 or any successor regulation thereto.

“Required Conversion Date”:  as defined in Section 4.2(c).

“Required Lenders”:  Lenders, the sum of whose outstanding Individual Lender Exposures represents a majority of the sum of the Individual Lender Exposures at such time; provided that the Tranche B Term Loan Commitments ~~and~~, Tranche C Term Loan Commitments, Tranche B Term Loans and Tranche C Term Loans of any Defaulting Lender shall be disregarded from Individual Lender Exposures in the determination of the Required Lenders at any time.

“Requirement of Law”:  as to any Person, the Organization Documents of such Person, and any law, statute, ordinance, code, decree, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person or any of its material property is subject, including laws, ordinances and regulations pertaining to zoning, occupancy and subdivision of real properties; provided that the foregoing shall not apply to any non-binding recommendation of any Governmental Authority.

“Responsible Officer”:  the chief executive officer, director, president, vice president, executive vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party and, as to any document delivered on the Closing Date, any vice president, secretary or assistant secretary.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Investment”:  an Investment other than a Permitted Investment.

“Restricted Payment”:  as defined in Section 8.2.

“Restricted Subsidiary”:  any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Retired Capital Stock”:  as defined in Section 8.2(b)(ii)(A).

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“Revolving Credit Agreement Indebtedness”:  Indebtedness in an aggregate principal amount not exceeding ~~(x) prior to the occurrence of the Trigger Date $150.0 million and (y) on and after the occurrence of the Trigger Date~~ $180.0 million outstanding under the Senior Revolving Credit Agreement, including any guarantees, collateral documents and other instruments, agreements and documents executed or delivered pursuant to or in connection therewith, as the same may be refunded, refinanced, restructured, replaced, renewed, repaid or extended from time to time (whether in whole or in part, whether with the original agent and lenders or other agents and lenders or otherwise, and whether provided under the original Senior Revolving Credit Agreement, any other revolving credit agreement, or one or more other credit or financing agreements with a revolving financing component (to the extent of such component)), and in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, and including any agreement changing maturity or increasing the Indebtedness incurred or available to be borrowed (provided that any such increase shall not be deemed to increase the ~~(x) prior to the occurrence of the Trigger Date $150.0 million and (y) on and after the occurrence of the Trigger Date~~ $180.0 million maximum principal amount of Revolving Credit Agreement Indebtedness provided for in this definition), or otherwise altering the terms and conditions thereof.

“Revolving Lender”:  a lender under the Senior Revolving Credit Facility.

“Rollover Indebtedness”:  means Indebtedness of a Loan Party issued to any Lender in lieu of such Lender’s pro rata portion of any repayment of Term Loans made pursuant to Subsection 4.4(a) or (b), so long as (other than in connection with a refinancing in full of the Facilities) such Indebtedness (1) is incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of (x) the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced, plus (y) fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such Rollover Indebtedness and (2) would not have a weighted average life to maturity shorter than the weighted average life to maturity, or a maturity date earlier than the Maturity Date of the Term Loans being repaid.

“S&P”:  Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., and its successors.

“SEC”:  the Securities and Exchange Commission.

“Second Amendment Date”: the date of effectiveness of the Second Amendment, dated July 15, 2016, by and among the Borrower, the other Loan Parties thereto, Holdings, the Lenders party thereto and the Administrative Agent.

“Section 2.8 Additional Amendment”:  as defined in Section 2.8(c).

“Secured Hedge Agreement”:  any Hedge Agreement that is outstanding as of the Closing Date or that is entered into by and between any Loan Party and any Hedge Bank, and that is designated by the Borrower in writing to the Administrative Agent as being a “secured term loan hedge agreement” as of the Closing Date or, if later, as of the time of entering into such Hedge Agreement.

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“Secured Obligations”:  all (x) Term Loan Facility Obligations, (y) obligations of any Loan Party arising under any Secured Hedge Agreement (including any guarantee thereof) and (z) Cash Management Obligations (including any guarantee thereof).  Without limiting the generality of the foregoing, the Secured Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

“Secured Parties”:  collectively, the Collateral Agent, the Administrative Agent, the Lenders, the Hedge Banks, the cash management banks with respect to Cash Management Obligations and each sub-agent appointed by the Administrative Agent from time to time pursuant to Section 10.

“Securities Act”:  the Securities Act of 1933, as amended from time to time.

“Securitization Assets”:  any accounts receivable or catalog, royalty or other revenue streams from sales of Product subject to a Qualified Securitization Financing.

“Securitization Fees”:  reasonable distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Securitization Subsidiary in connection with, any Qualified Securitization Financing.

“Securitization Financing”:  any transaction or series of transactions that may be entered into by Holdings or any of its Subsidiaries pursuant to which Holdings or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Securitization Subsidiary (in the case of a transfer by Holdings or any of its Subsidiaries) or (b) any other Person (in the case of a transfer by a Securitization Subsidiary), or may grant a security interest in, any Securitization Assets (whether now existing or arising in the future) of Holdings or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such Securitization Assets, all contracts and all guarantees or other obligations in respect of such Securitization Assets, proceeds of such Securitization Assets and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Securitization Assets and any Hedging Obligations entered into by Holdings or any such Subsidiary in connection with such Securitization Assets.

“Securitization Repurchase Obligation”:  any obligation of a seller of Securitization Assets in a Qualified Securitization Financing to repurchase Securitization Assets arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.

“Securitization Subsidiary”:  a Wholly Owned Subsidiary of Holdings (or another Person formed for the purposes of engaging in a Qualified Securitization Financing in which Holdings or any Subsidiary of Holdings makes an Investment and to which Holdings or any Subsidiary of Holdings transfers Securitization Assets and related assets) which engages in no activities other

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than in connection with the financing of Securitization Assets of Holdings or its Subsidiaries, all proceeds thereof and all rights (contractual and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Board of Directors of Holdings or such other Person (as provided below) as a Securitization Subsidiary and (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by Holdings or any other Subsidiary of Holdings (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates Holdings or any other Subsidiary of Holdings in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of Holdings or any other Subsidiary of Holdings, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which neither Holdings nor any other Subsidiary of Holdings has any material contract, agreement, arrangement or understanding other than on terms which Holdings reasonably believes to be no less favorable to Holdings or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of Holdings and (c) to which neither Holdings nor any other Subsidiary of Holdings has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.  Any such designation by the Board of Directors of Holdings or such other Person shall be evidenced to the Administrative Agent by delivering to the Administrative Agent a certified copy of the resolution of the Board of Directors of Holdings or such other Person giving effect to such designation and a certificate of a Responsible Officer certifying that such designation complied with the foregoing conditions.

“Security Agreement”:  the Security Agreement delivered to the Collateral Agent as of the date hereof, substantially in the form of Exhibit B hereto, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Security Documents”:  the Security Agreement, each Security Agreement Supplement (as defined in the Security Agreement) and any mortgages, security agreements, pledge agreements, Intellectual Property Security Agreements or other instruments evidencing or creating Liens on the assets of the Holdings and the Loan Parties to secure the Secured Obligations delivered to the Collateral Agent and the Lenders pursuant to Section 7.12, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, executed by the Loan Parties and Holdings, together with each other security agreement supplement executed and delivered pursuant to Section 7.12 and each other applicable joinder agreement.

“Senior Revolving Credit Agreement”:  that certain credit agreement, to be dated on or about the Closing Date, by and among the Borrower, Credit Suisse AG, as the administrative agent, and the lenders party thereto, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Senior Revolving Credit Facility”:  the revolving credit facility under the Senior Revolving Credit Agreement, including any guarantees, collateral documents, instruments and agreements executed in connection therewith.

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“Senior Revolving Credit Facility Documents”:  the “Loan Documents” as defined in the Senior Revolving Credit Agreement, as the same may be amended, supplemented, waived, otherwise modified, extended, renewed, refinanced or replaced from time to time.

“Senior Secured Indebtedness”:  with respect to any Person, the aggregate amount, without duplication, of Indebtedness for borrowed money of such Person as of the end of the most recently ended fiscal quarter for which internal financial statements are available plus the amount of any Indebtedness for borrowed money of such Person incurred subsequent to the end of such fiscal quarter and minus the amount of any Indebtedness for borrowed money of such Person redeemed, repaid, retired or extinguished subsequent to the end of such fiscal quarter, as determined in accordance with GAAP, secured by Liens other than Permitted Liens (excluding Permitted Liens incurred pursuant to clause (26) of the definition thereof, provided that Revolving Credit Agreement Indebtedness so secured shall be excluded from the calculation of Senior Secured Indebtedness).

In addition, to the extent that any Indebtedness is incurred pursuant to Section 8.1(b)(i)(B) or Section 2.6(a)(i)(B) or is secured by any Lien pursuant to clause (26)(B) of the definition of “Permitted Liens,” such Indebtedness may be refinanced from time to time with other Indebtedness (including by Indebtedness refinancing any such refinancing Indebtedness) in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) not exceeding the principal amount of, and premium (if any) and accrued interest on, the Indebtedness being refinanced plus any fees, premiums, underwriting discounts, costs and expenses relating to such refinancing, and such refinancing Indebtedness may be secured by any Lien, without further compliance with the Senior Secured Indebtedness to EBITDA Ratio thereunder.

“Senior Secured Indebtedness to EBITDA Ratio”:  with respect to the Borrower, the ratio of (x) the Borrower’s Senior Secured Indebtedness, minus an amount of cash and Cash Equivalents held by the Borrower and its Restricted Subsidiaries as of the date of determination not exceeding $150.0 million, to (y) the Borrower’s EBITDA for the most recently ended four full fiscal quarters for which internal financial statements are available (or, if earlier, were required to be delivered pursuant to Section 7.1(a) or (b)) immediately preceding the date on which such event for which such calculation is being made shall occur (the “Measurement Period”).

For purposes of making the computation referred to above, if any Specified Transaction has been made by the Borrower or any of its Restricted Subsidiaries during the Measurement Period or subsequent to the Measurement Period and on or prior to the date of determination of the Senior Secured Indebtedness to EBITDA Ratio, the Senior Secured Indebtedness to EBITDA Ratio shall be calculated on a pro forma basis assuming that all such Specified Transactions (and the change in EBITDA resulting therefrom) had occurred on the first day of the Measurement Period. If, since the beginning of such Measurement Period, any Person became a Restricted Subsidiary or was merged with or into the Borrower or any of its Restricted Subsidiaries and, since the beginning of such Measurement Period, such Person shall have made any Specified Transaction that would have required adjustment pursuant to the immediately preceding sentence if made by the Borrower or a Restricted Subsidiary since the beginning of such Measurement Period, then the Senior Secured Indebtedness to EBITDA Ratio shall be calculated giving pro forma effect thereto for such period as if such Specified Transaction had occurred at the beginning of such Measurement Period.

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For purposes of this definition, whenever pro forma effect is to be given to any Specified Transaction (including the Transactions and the 2011 Transactions), the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Borrower and may include, for the avoidance of doubt, cost savings and synergies resulting from or related to any such Specified Transaction (including the Transactions and the 2011 Transactions) which is being given pro forma effect that have been or are expected to be realized and for which the actions necessary to realize such cost savings and synergies are taken or expected to be taken no later than 12 months after the date of any such Specified Transaction (in each case as though such cost savings and synergies had been realized on the first day of the applicable Measurement Period).

In the event that any calculation of the Senior Secured Indebtedness to EBITDA Ratio shall be made as of the date of the initial borrowing of any applicable Indebtedness after giving pro forma effect to the entire committed amount of such Indebtedness (as contemplated by Section 2.6(a), Section 8.1(b)(i) and clause (26) of the definition of “Permitted Liens”), such committed amount may thereafter be borrowed and reborrowed, in whole or in part, from time to time, and secured by Liens without further compliance with such ratio, provided that such committed amount shall be included as outstanding Indebtedness in any subsequent calculation of the Senior Secured Indebtedness to EBITDA Ratio, to the extent the commitment therefor then remains outstanding.

“Set”:  the collective reference to Eurodollar Loans of a single Tranche, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Eurodollar Loans shall originally have been made on the same day).

“Settlement Service”:  as defined in Section 11.6(b).

“Solicited Discounted Prepayment Amount”:  as defined in Section 4.4(h)(iv)(1).

“Solicited Discounted Prepayment Notice”:  an irrevocable written notice of the Borrower Solicitation of Discounted Prepayment Offers made pursuant to Section 4.4(h)(iv) substantially in the form of Exhibit M.

“Solicited Discounted Prepayment Offer”:  the irrevocable written offer by each Lender, substantially in the form of Exhibit N, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.

“Solicited Discounted Prepayment Response Date”:  as defined in Section 4.4(h)(iv)(1).

“Solicited Discount Proration”:  as defined in Section 4.4(h)(iv)(3).

“Solvent” and “Solvency”:  with respect to the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Transactions on the Closing Date means (i) the Fair Value and Present Fair Salable Value of the assets of the Borrower and its Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities; (ii) the Borrower and its Subsidiaries taken as a whole do not have Unreasonably Small Capital; and (iii) the Borrower and its Subsidiaries taken as a whole will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature (all capitalized terms used in this definition (other than “Borrower” and “Subsidiary” which have the meanings set forth in this Agreement) shall have the meaning assigned to such terms in the form of solvency certificate attached hereto as Exhibit F.

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“Special Purpose Entity”:  (x) any Special Purpose Subsidiary or (y) any other Person that is engaged in the business of acquiring, selling, collecting, financing or refinancing Receivables, accounts (as defined in the Uniform Commercial Code as in effect in any jurisdiction from time to time), other accounts and/or other receivables, and/or related assets.

“Special Purpose Subsidiary”:  any Subsidiary of the Borrower that (a) is engaged solely in (x) the business of (i) acquiring, selling, collecting, financing or refinancing Receivables, accounts (as defined in the Uniform Commercial Code as in effect in any jurisdiction from time to time) and other accounts and receivables (including any thereof constituting or evidenced by chattel paper, instruments or general intangibles), all proceeds thereof and all rights (contractual and other), collateral and other assets relating thereto and/or (ii) owning or holding Capital Stock of any Special Purpose Subsidiary and/or engaging in any financing or refinancing in respect thereof, and (y) any business or activities incidental or related to such business, and (b) is designated as a “Special Purpose Subsidiary” by the Borrower.

“Specified Debt”:  collectively, the New Notes, the Indebtedness under the Senior Revolving Credit Facility and the Existing Unsecured Notes.

“Specified Discount”:  as defined in Section 4.4(h)(ii)(1).

“Specified Discount Prepayment Amount”:  as defined in Section 4.4(h)(ii)(1).

“Specified Discount Prepayment Notice”:  an irrevocable written notice of the Borrower Offer of Specified Discount Prepayment made pursuant to Section 4.4(h)(ii) substantially in the form of Exhibit O.

“Specified Discount Prepayment Response”:  the written response by each Lender, substantially in the form of Exhibit P, to a Specified Discount Prepayment Notice.

“Specified Discount Prepayment Response Date”:  as defined in Section 4.4(h)(ii)(1).

“Specified Discount Proration”:  as defined in Section 4.4(h)(ii)(3).

“Specified Existing Term Tranche”:  as defined in Section 2.8(a).

“Specified Financings”:  the financings included in the Transactions and the 2011 Transactions.

“Specified Transaction”:  (a) any designation of operations or assets of the Borrower or a Restricted Subsidiary as discontinued operations (as defined under GAAP), (b) any Investment that results in a Person becoming a Restricted Subsidiary, (c) any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary in compliance with this Agreement, (d) any purchase or other acquisition of a business of any Person, of assets constituting a business unit, line of business or division of any Person or (e) any Asset Sale or other disposition (i) that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrower or (ii) of a business, business unit, line of business or division of the Borrower or a Restricted Subsidiary, in each case whether by merger, consolidation or otherwise.

“Sponsor”:  Access Industries, Inc. and any successor in interest thereto.

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“Standard Securitization Undertakings”:  representations, warranties, covenants and indemnities entered into by Holdings or any Subsidiary of Holdings which the Borrower has determined in good faith to be customary in a Securitization Financing, including, without limitation, those relating to the servicing of the assets of a Securitization Subsidiary, it being understood that any Securitization Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking.

“Stated Maturity”:  with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

“Statutory Reserves”:  for any day as applied to a Eurodollar Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the United States Federal Reserve System in New York City with deposits exceeding one billion Dollars against “Eurocurrency liabilities” (as such term is used in Regulation D).  Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D.

“Submitted Amount”:  as defined in Section 4.4(h)(iii)(1).

“Submitted Discount”:  as defined in Section 4.4(h)(iii)(1).

“Subordinated Indebtedness”:  (a) with respect to the Borrower, indebtedness of the Borrower that is by its terms subordinated in right of payment to the Term Loans and (b) with respect to any Guarantor, any Indebtedness of such Guarantor that is by its terms subordinated in right of payment to its Guarantee of the Term Loans.

“Subsidiary”:  with respect to any specified Person:

(1)any corporation, association or other business entity, of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2)any partnership, joint venture, limited liability company or similar entity of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise and (y) such Person or any Wholly Owned Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity.

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“Subsidiary Guarantor”:  each Domestic Subsidiary that is a Wholly Owned Subsidiary (other than any Excluded Subsidiary) of the Borrower which executes and delivers the Guarantee pursuant to Section 6.1(a) or a supplement to the Guarantee Agreement pursuant to Section 7.12 or otherwise, in each case, unless and until such time as the respective Subsidiary Guarantor (a) ceases to constitute a Domestic Subsidiary of the Borrower in accordance with the terms and provisions hereof, (b) is designated an Unrestricted Subsidiary pursuant to the terms of this Agreement or (c) is released from all of its obligations under the Guarantee Agreement in accordance with terms and provisions thereof.

“Subsidiary Guarantee”:  the guaranty of the Term Loan Facility Obligations of the Borrower under the Loan Documents provided pursuant to the Guarantee Agreement.

“Successor Borrower”:  as defined in Section 8.6.

“Supplemental Term Loan Commitments”:  as defined in Section 2.6(a).

“Syndication Agents”:  Barclays Bank PLC and UBS Securities LLC, each in its capacity as syndication agent for the Initial Term Loan Commitments.

“Taxes”:  any and all present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority.

“Term Loan Facility Obligations”:  obligations of the Borrower and the other Loan Parties from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during (or that would accrue but for) the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Term Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower and the other Loan Parties under this Agreement and the other Loan Documents.

“Term Loans”:  the Initial Term Loans, Tranche B Term Loans, Tranche C Term Loans, Incremental Term Loans and Extended Term Loans, as the context shall require.

“Third Amendment”: the Second Incremental Commitment Amendment, dated as of November 21, 2016, by and among the Borrower, the other Loan Parties party thereto, Holdings, the Tranche C Term Lender party thereto and the Administrative Agent.

“Third Amendment Closing Date”: the date on which all the conditions precedent set forth in Section 3 of the Third Amendment shall be satisfied or waived.

“Threshold Amount”:  $50 million.

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“Ticking Fee Rate”: as of any day, the rate per annum equal to the percentage of the Applicable Margin applicable to Tranche B Term Loans that are Eurodollar Loans set forth below for such day.

Time Period after First Incremental Amendment Effective Date	Percentage
30 days or less	0%
31 to 60 days	33%
61 to 90 days	66%
91 days or longer	100%

“Tranche”:  with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Initial Term Loans or Initial Term Loan Commitments, (2) Tranche B Term Loans or Tranche B Term Loan Commitments, (3) Tranche C Term Loans or Tranche C Term Loan Commitments, (4) Incremental Loans or Incremental Commitments with the same terms and conditions made on the same day, or (~~4~~5) Extended Term Loans (of the same Extension Series).  For the avoidance of doubt, the Tranche B Refinancing Term Loans, Tranche B Initial Term Loans and the Tranche B Delayed Draw Term Loans shall be considered an increase in the Tranche B Term Loans and shall not be considered a separate Tranche of Tranche B Term Loans hereunder.

“Tranche B Delayed Draw Closing Date”:  the date on which all the conditions precedent set forth in Section 6 of the First Incremental Amendment shall be satisfied or waived.

“Tranche B Delayed Draw Commitment”:  as to any Lender, its obligation to make Tranche B Delayed Draw Term Loans to the Borrower pursuant to Section 2.1(c) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Delayed Draw Commitment”; collectively as to all the Tranche B Delayed Draw Term Lenders, the “Tranche B Delayed Draw Commitments”.  The original aggregate amount of the Tranche B Delayed Draw Commitments on the First Incremental Effective Date is $110 million.

“Tranche B Delayed Draw Commitment Fee”: as defined in Section 4.5(d).

“Tranche B Delayed Draw Term Lender”:  any Lender having a Tranche B Delayed Draw Term Loan Commitment and/or a Tranche B Delayed Draw Term Loan outstanding hereunder.

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“Tranche B Delayed Draw Term Loan”:  as defined in Section 2.1(c).  For the avoidance of doubt, the Tranche B Delayed Draw Term Loans shall be considered an increase in the Tranche B Term Loans and shall not be considered a separate Tranche of Tranche B Term Loans hereunder.

“Tranche B Delayed Draw Ticking Fee Period”:  the period from (A) the date that is 31 days after the First Incremental Amendment Effective Date to (B) the earlier of (i) the Tranche B Delayed Draw Closing Date and (ii) the Tranche B Delayed Draw Outside Date.

“Tranche B Delayed Draw Outside Date”: as defined in the First Incremental Amendment.

“Tranche B Initial Outside Date”: as defined in the First Incremental Amendment.

“Tranche B Initial Term Lender”:  any Lender having a Tranche B Initial Term Loan Commitment and/or a Tranche B Initial Term Loan outstanding hereunder.

“Tranche B Initial Term Loan”:  as defined in Section 2.1(b).  For the avoidance of doubt, the Tranche B Initial Term Loans shall be considered an increase in the Tranche B Term Loans and shall not be considered a separate Tranche of Tranche B Term Loans hereunder.

“Tranche B Initial Term Loan Commitment”:  as to any Lender, its obligation to make Tranche B Initial Term Loans to the Borrower pursuant to Section 2.1(b) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Initial Term Loan Commitment”; collectively, as to all the Tranche B Initial Term Lenders, the “Tranche B Initial Term Loan Commitments”.  The original aggregate amount of the Tranche B Initial Term Loan Commitments on the First Incremental Amendment Effective Date is $710 million.

“Tranche B Initial Term Loan Commitment Fee”: as defined in Section 4.5(d).

“Tranche B Initial Term Loan Ticking Fee Period”:  the period from the date that is 31 days after the First Incremental Amendment Effective Date to the earlier of (i) the First Incremental Amendment Closing Date and (ii) the Tranche B Initial Outside Date.

“Tranche B Refinancing Term Lender”:  any Lender having a Tranche B Refinancing Term Loan Commitment and/or a Tranche B Refinancing Term Loan outstanding hereunder.

“Tranche B Refinancing Term Loan”:  as defined in Section 2.1(d).

“Tranche B Refinancing Term Loan Commitment”:  as to any Lender, its obligation to make Tranche B Refinancing Term Loans to the Borrower pursuant to Section 2.1(d) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Refinancing Term Loan Commitment”; collectively, as to all the New Tranche B Refinancing Term Lenders, the “Tranche B Refinancing Term Loan Commitments.” The original aggregate amount of the Tranche B Refinancing Term Loan on the First Incremental Amendment Effective Date is $490 million.

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“Tranche B Term Lender”:  any Lender having a Tranche B Term Loan Commitment and/or a Tranche B Term Loan outstanding hereunder.

“Tranche B Term Loan”:  (i) prior to the First Incremental Amendment Closing Date, the Tranche B Refinancing Term Loans, (ii) on and after the First Incremental Amendment Closing Date and prior to the Tranche B Delayed Draw Closing Date, the Tranche B Refinancing Term Loans and the Tranche B Initial Term Loans and (iii) thereafter, the Tranche B Refinancing Term Loans, the Tranche B Initial Term Loans and the Tranche B Delayed Draw Term Loans, collectively the “Tranche B Term Loans”. The aggregate principal amount of the Tranche B Term Loans on the Third Amendment Closing Date after giving effect to the incurrence of the Tranche C Term Loans and the application of proceeds thereof shall be $0.

“Tranche B Term Loan Commitment”:  as to any Lender, its Tranche B Refinancing Term Loan Commitment, its Tranche B Initial Term Loan Commitment and its Tranche B Delayed Draw Commitment; collectively, as to all the Tranche B Term Lenders, the “Tranche B Term Loan Commitments”.

“Tranche B Term Loan Maturity Date”: July 1, 2020; provided that in the event that more than $153 million aggregate principal amount of the Existing Unsecured Notes are outstanding on June 28, 2018 (the “Reference Date”), the “Tranche B Term Loan Maturity Date” shall mean July 2, 2018; provided further that the first proviso of this definition shall not apply if the Senior Secured Indebtedness to EBITDA Ratio for the Borrower as of the Reference Date is less than or equal to 3.50 to 1.00.

“Tranche B Term Loan Repricing Transaction”:  other than in connection with a transaction involving a Change of Control, the prepayment in full or in part of the Tranche B Term Loans by the Borrower with the proceeds of secured term loans (including any new, amended or additional loans or Term Loans under this Agreement, whether as a result of an amendment to this Agreement or otherwise), that are broadly marketed or syndicated to banks and other institutional investors in financings similar to the Tranche B Term Loan Facility and having an effective interest cost or weighted average yield (as determined prior to such prepayment by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement, structuring, syndication or commitment fees in connection therewith, and excluding any performance or ratings based pricing grid that could result in a lower interest rate based on future performance, but including any LIBOR Rate floor or similar floor that is higher than the then applicable LIBOR Rate) that is less than the interest rate for or weighted average yield (as determined prior to such prepayment by the Administrative Agent on the same basis) of the Tranche B Term Loans, including as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, the Tranche B Term Loans.

“Tranche C Term Lender”:  any Lender having a Tranche C Term Loan Commitment and/or a Tranche C Term Loan outstanding hereunder.

“Tranche C Term Loan”:  as defined in Section 2.1(e).

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“Tranche C Term Loan Commitment”:  as to any Lender, its obligation to make Tranche C Term Loans to the Borrower pursuant to Section 2.1(e) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-2 under the heading “Tranche C Term Loan Commitment”; collectively, as to all the Tranche C Term Lenders, the “Tranche C Term Loan Commitments”.  The original aggregate amount of the Tranche C Term Loan Commitments on the Third Amendment Closing Date is $1,005.975 million.

“Tranche C Term Loan Maturity Date”: November 1, 2023; provided that (i) in the event that (x) more than $400 million of the aggregate principal amount of the 2014 Senior Secured Notes and the 5.00% Senior Secured Notes due August 1, 2023 are outstanding on January 15, 2022 and (y) the Senior Secured Indebtedness to EBITDA Ratio as of December 31, 2021 is greater than 4.00:1.00, the “Tranche C Term Loan Maturity Date” shall mean January 15, 2022 and (ii) in the event that more than $190.5 million of the aggregate principal amount of the Borrower’s 6.750% Senior Unsecured Notes due April 15, 2022 are outstanding on January 15, 2022, the “Tranche C Term Loan Maturity Date” shall mean January 15, 2022.

“Tranche C Term Loan Repricing Transaction”:  other than in connection with a transaction involving a Change of Control, the prepayment in full or in part of the Tranche C Term Loans by the Borrower with the proceeds of secured term loans (including any new, amended or additional loans or Term Loans under this Agreement, whether as a result of an amendment to this Agreement or otherwise), that are broadly marketed or syndicated to banks and other institutional investors in financings similar to the Tranche C Term Loan Facility and having an effective interest cost or weighted average yield (as determined prior to such prepayment by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement, structuring, syndication or commitment fees in connection therewith, and excluding any performance or ratings based pricing grid that could result in a lower interest rate based on future performance, but including any LIBOR Rate floor or similar floor that is higher than the then applicable LIBOR Rate) that is less than the interest rate for or weighted average yield (as determined prior to such prepayment by the Administrative Agent on the same basis) of the Tranche C Term Loans, including as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, the Tranche C Term Loans.

“Transactions”:  collectively, any or all of the following:  (i) the entry into the New Notes Indenture and the offer and issuance of the New Notes, (ii) the entry into this Agreement and incurrence of Indebtedness hereunder, (iii) the entry into the Senior Revolving Credit Agreement and the incurrence of Indebtedness thereunder, (iv) the repayment of certain existing Indebtedness of the Borrower, including the redemption of the Borrower’s 9.50% Senior Secured Notes due 2016, (v) the solicitation of certain consents and related amendments with respect to the Existing Unsecured Notes and Holdings Notes and (vi) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing).

“Transferee”:  any Participant or Assignee.

“Trigger Date”: July 27, 2016.

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~~“Trigger Date”1: the date on or prior to September 30, 2016 as of which both of the following conditions have been satisfied:  (i) the Borrower and its Restricted Subsidiaries, after the Second Amendment Date, have incurred Indebtedness for borrowed money with a maturity date after the Maturity Date the gross proceeds of which (before deduction of original issue discount and other fees) equal at least $300 million  and (ii) the Borrower has prepaid Tranche B Term Loans after the Second Amendment Date in an amount at least equal to the lesser of (x) $300 million and (y) the net proceeds of the Indebtedness described in clause (i) above.  The Borrower may notify the Administrative Agent of the occurrence of the Trigger Date.  Upon receipt of such notice the Administrative Agent shall promptly confirm to the Borrower that the Trigger Date has occurred and notify the Lenders of the occurrence of the Trigger Date.  Each Lender hereby authorizes the Administrative Agent to provide such confirmation and agrees that such confirmation shall be irrevocably conclusive and binding upon such Lender.~~

“Type”:  the type of Term Loan determined based on the interest option applicable thereto, with there being two Types of Term Loans hereunder, namely ABR Loans and Eurodollar Loans.

“UCC”:  the Uniform Commercial Code as in effect in the State of New York from time to time.

“United States Person”:  any United States person within the meaning of Section 7701(a)(30) of the Code.

“Unrestricted Subsidiary”:  (i) WMG Kensington, Ltd., and its Subsidiaries, (ii) any Subsidiary of the Borrower that at the time of determination is an Unrestricted Subsidiary (as designated by the Board of Directors of the Borrower, as provided below) and (iii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Borrower may designate any Subsidiary of the Borrower (including any existing Subsidiary and any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on, any property of, the Borrower or any Subsidiary of the Borrower (other than any Subsidiary of the Subsidiary to be so designated); provided that (a) any Unrestricted Subsidiary must be an entity of which shares of the Capital Stock or other equity interests (including partnership interests) entitled to cast at least a majority of the votes that may be cast by all shares or equity interests having ordinary voting power for the election of directors or other governing body are owned, directly or indirectly, by the Borrower, (b) such designation complies with Section 8.2 and (c) each of (I) the Subsidiary to be so designated and (II) its Subsidiaries does not at the time of designation, and does not thereafter,

(1)create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Borrower or any Restricted Subsidiary; or

(2)own assets constituting part of the Music Publishing Business in excess of 10.0% of the total assets constituting the Music Publishing Business.

~~1~~	~~The Trigger Date occurred on July 27, 2016.~~

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The Board of Directors of the Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that, immediately after giving effect to such designation, no Default or Event of Default shall be continuing and (1) the Borrower could incur $1.00 of additional Indebtedness under Section 8.1(a) or (2) the Fixed Charge Coverage Ratio for the Borrower and its Restricted Subsidiaries would be greater than such ratio for the Borrower and its Restricted Subsidiaries immediately prior to such designation, in each case on a pro forma basis taking into account such designation. Any such designation by such Board of Directors shall be notified by the Borrower to the Administrative Agent by promptly filing with the Administrative Agent a copy of the board resolution giving effect to such designation and a certificate of a Responsible Officer certifying that such designation complied with the foregoing provisions.

“U.S. Tax Compliance Certificate”:  as defined in Section 4.11(b)(ii)(2).

“Voting Stock”:  as to any Person, the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

“Weighted Average Life to Maturity”:  when applied to Indebtedness at any date, the number of years obtained by dividing:

(1)the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect of the Indebtedness, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

(2)the then outstanding principal amount of such Indebtedness.

“Wholly Owned Restricted Subsidiary”:  any Restricted Subsidiary that is a Wholly Owned Subsidiary.

“Wholly Owned Subsidiary”:  as to any Person, any Subsidiary of such Person of which such Person owns, directly or indirectly through one or more Wholly Owned Subsidiaries, all of the Capital Stock of such Subsidiary other than directors qualifying shares or shares held by nominees.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2Other Definitional Provisions.  Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes, any other Loan Document or any certificate or other document made or delivered pursuant hereto.

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(a)  As used herein and in any Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Borrower and its Restricted Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

(b)  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(c)  For purposes of determining any financial ratio or making any financial calculation for any fiscal quarter (or portion thereof) ending prior to the Closing Date, the components of such financial ratio or financial calculation shall be determined on a pro forma basis to give effect to the 2011 Transactions as if they had occurred at the beginning of such four quarter period; and each Person that is a Restricted Subsidiary upon giving effect to the 2011 Transactions shall be deemed to be a Restricted Subsidiary for purposes of the components of such financial ratio financial calculation as of the beginning of such four quarter period.  In addition, for purposes of determining any financial ratio or making any financial calculation for any fiscal quarter (or portion thereof) ending prior to the Closing Date, the components of such financial ratio or financial calculation shall be determined on a pro forma basis to give effect to the Transactions as if they had occurred at the beginning of such four quarter period.

(d)  Any financial ratios, including any required to be satisfied in order for a specific action to be permitted under this Agreement, shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

(e)  Any references in this Agreement to “cash and/or Cash Equivalents”, “cash, Cash Equivalents and/or Investment Grade Securities” or any similar combination of the foregoing shall be construed as not double counting cash or any other applicable amount which would otherwise be duplicated therein.

(f)  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(g)  In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of determining compliance with any provision of this Agreement which requires that no Default or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Borrower, be deemed satisfied, so long as no Default or Event of Default, as applicable, exists on the date the definitive agreements for such Limited Condition Transaction are entered into or irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given.  For the avoidance of doubt, if the Borrower has exercised its option under the first sentence of this clause (g), and any

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Default or Event of Default, as applicable, occurs following the date the definitive agreements for the applicable Limited Condition Transaction were entered into or irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given and prior to the consummation of such Limited Condition Transaction, any such Default or Event of Default, as applicable, shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder.

(h)In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of:

(a)determining compliance with any provision of this Agreement which requires the calculation of the Fixed Charge Coverage Ratio or the Senior Secured Indebtedness to EBITDA Ratio; or

(b)testing baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated Tangible Assets);

in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into or irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given, as applicable (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence or Discharge of Indebtedness and the use of proceeds of such incurrence) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the LCT Test Date for which consolidated financial statements of the Borrower are available, the Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or amount shall be deemed to have been complied with.  For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio or basket, including due to fluctuations in exchange rates or in EBITDA or Consolidated Tangible Assets of the Borrower or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant transaction or action, such baskets, ratios or amounts will not be deemed to have been exceeded as a result of such fluctuations.  If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket or amount with respect to the incurrence of Indebtedness or Liens, or the making of Restricted Payments, Asset Dispositions, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Borrower or the designation of an Unrestricted Subsidiary on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such

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Limited Condition Transaction, any such ratio, basket or amount shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence or discharge of Indebtedness and the use of proceeds thereof) have been consummated.

SECTION 2

Amount and Terms of Commitments

2.1Term Loans.  (a) Subject to the terms and conditions hereof, each Lender holding an Initial Term Loan Commitment severally agrees to make, in Dollars, in a single draw on the Closing Date, one or more term loans (each, an “Initial Term Loan”) to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A under the heading “Initial Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof, which Initial Term Loans:

(i)except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; and

(ii)shall be made by each such Lender in an aggregate principal amount which does not exceed the Initial Term Loan Commitment of such Lender.

Once repaid, Initial Term Loans incurred hereunder may not be reborrowed.  On the Closing Date (after giving effect to the incurrence of Initial Term Loans on such date), the Initial Term Loan Commitment of each Lender shall terminate.

(b)Subject to the conditions set forth in the First Incremental Amendment and in accordance with the terms hereof, each Tranche B Initial Term Lender severally agrees to make, in Dollars, in a single draw on the First Incremental Amendment Closing Date one or more term loans (each such term loan made on the First Incremental Amendment Closing Date, a “Tranche B Initial Term Loan”) to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Initial Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof, which Tranche B Initial Term Loans:

(i)except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; and

(ii)shall be made by each such Lender in an aggregate principal amount which does not exceed the Tranche B Initial Term Loan Commitment of such Lender.

Once repaid, Tranche B Initial Term Loans incurred hereunder may not be reborrowed.  Notwithstanding the foregoing, on the Tranche B Initial Outside Date, all outstanding Tranche B Initial Term Loan Commitments shall automatically terminate if the First Incremental Amendment Closing Date shall not have occurred on or prior to the Tranche B Initial Outside Date.  On the First Incremental Amendment Closing Date (after giving effect to the incurrence of Tranche B Initial Term Loans on such date), the Tranche B Initial Term Loan Commitment of each Lender shall terminate.

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(c)Subject to the conditions set forth in the First Incremental Amendment and in accordance with the terms hereof, each Tranche B Delayed Draw Term Lender severally agrees to make, in Dollars, in a single draw on the Tranche B Delayed Draw Closing Date, one or more term loans (each such term loan, a “Tranche B Delayed Draw Term Loan”) to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Delayed Draw Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof, which Tranche B Delayed Draw Term Loans:

(i)except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; and

(ii)shall be made by each such Lender in an aggregate principal amount which does not exceed the Tranche B Delayed Draw Commitment of such Lender.

Once repaid, Tranche B Delayed Draw Term Loans incurred hereunder may not be reborrowed.  Notwithstanding the foregoing, on the Tranche B Delayed Draw Outside Date, all outstanding Tranche B Delayed Draw Commitments shall automatically terminate if the Tranche B Delayed Draw Closing Date shall not have occurred on or prior to the Tranche B Delayed Draw Outside Date.  On the Tranche B Delayed Draw Closing Date (after giving effect to the incurrence of any Tranche B Delayed Draw Term Loans on such date), the Tranche B Delayed Draw Commitment of each Lender shall terminate.

(d)Subject to the conditions set forth in the First Incremental Amendment and in accordance with the terms hereof, each Tranche B Refinancing Term Lender severally agrees to make, in Dollars, in a single draw on the First Incremental Amendment Effective Date, one or more term loans (each such term loan made on the First Incremental Amendment Effective Date, the “Tranche B Refinancing Term Loan”) to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Refinancing Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof, which Tranche B Refinancing Term Loans:

(i)except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; and

(ii)shall be made by each such Lender in an aggregate principal amount which does not exceed the Tranche B Refinancing Term Loan Commitment of such Lender.

Once repaid, Tranche B Refinancing Term Loans incurred hereunder may not be reborrowed.  On the First Incremental Amendment Effective Date (after giving effect to the incurrence of Tranche B Refinancing Term Loans on such date), the Tranche B Refinancing Term Loan Commitment of each Lender shall terminate.

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(e)Subject to the conditions set forth in the Third Amendment and in accordance with the terms hereof, each Tranche C Term Lender severally agrees to make, in Dollars, in a single draw on the Third Amendment Closing Date one or more term loans (each such term loan made on the Third Amendment Closing Date, a “Tranche C Term Loan”) to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-2 under the heading “Tranche C Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof, which Tranche C Term Loans:

(i)except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; and

(ii)shall be made by each such Lender in an aggregate principal amount which does not exceed the Tranche C Term Loan Commitment of such Lender.

Once repaid, Tranche C Term Loans incurred hereunder may not be reborrowed.  On the Third Amendment Closing Date (after giving effect to the incurrence of Tranche C Term Loans on such date), the Tranche C Term Loan Commitment of each Lender shall terminate.

2.2Notes.  (a) The Borrower agrees that, upon the request to the Administrative Agent by any Lender made on or prior to the Closing Date (in the case of requests relating to Initial Term Loans), the First Incremental Amendment Effective Date (in the case of requests relating to Tranche B Refinancing Term Loans), the First Incremental Amendment Closing Date (in the case of requests relating to Tranche B Initial Term Loans), the Tranche B Delayed Draw Closing Date (in the case of requests relating to Tranche B Delayed Draw Term Loans), the Third Amendment Closing Date (in the case of requests relating to the Tranche C Term Loans) or in connection with any assignment pursuant to Section 11.6(b), in order to evidence such Lender’s Loan, the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note”), in each case with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to Section 11.6(b)) by such Lender to the Borrower.  Each Note (i) in respect of Initial Term Loans shall be dated the Closing Date, (ii) in respect of Tranche B Refinancing Term Loans shall be dated the First Incremental Amendment Effective Date, (iii) in respect of Tranche B Initial Term Loans shall be dated the First Incremental Amendment Closing Date ~~and~~, (iv) in respect of Tranche B Delayed Draw Term Loans shall be dated the Tranche B Delayed Draw Closing Date and (v) in respect of Tranche C Term Loans shall be dated the Third Amendment Closing Date.  Each Note shall be payable as provided in Section 2.2(b) ~~or~~, (c) or (d), as applicable, and provide for the payment of interest in accordance with Section 4.1.  For the avoidance of doubt, any Notes issued with respect to Tranche B Term Loans shall reflect that, following the Tranche B Delayed Draw Closing Date, all Tranche B Refinancing Term Loans, Tranche B Initial Term Loans and Tranche B Delayed Draw Term Loans constitute a single Tranche of Tranche B Term Loans.

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(b)The Initial Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on March 29, 2013 up to and including the Initial Term Loan Maturity Date (subject to reduction as provided in Section 4.4), on the dates (or, if any day is not a Business Day, on the immediately preceding Business Day) and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Initial Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Initial Term Loan Maturity Date	1.25% of the aggregate initial principal amount of the Initial Term Loans on the Closing Date
Initial Term Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Initial Term Loans

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(c)The Tranche B Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on December 31, 2013 up to and including the Tranche B Term Loan Maturity Date (subject to reduction as provided in Section 4.4), on the dates (or, if any day is not a Business Day, on the immediately preceding Business Day) and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche B Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Tranche B Term Loan Maturity Date	Prior to the First Incremental Amendment Closing Date: 0.25% of the aggregate initial principal amount of the Tranche B Refinancing Term Loans on the First Incremental Amendment Effective Date

From the First Incremental Amendment Closing Date and Prior to the Tranche B Delayed Draw Closing Date: 0.25% of the aggregate initial principal amount of the Tranche B Refinancing Term Loans on the First Incremental Amendment Effective Date plus 0.25% of the aggregate initial principal amount of the Tranche B Initial Term Loans on the First Incremental Amendment Closing Date

On or after the Tranche B Delayed Draw Closing Date: 0.25% of the aggregate initial principal amount of the Tranche B Refinancing Term Loans on the First Incremental Amendment Effective Date plus 0.25% of the aggregate initial principal amount of the Tranche B Initial Term Loans on the First Incremental Amendment Closing Date plus 0.25% of the aggregate initial principal amount of the Tranche B Delayed Draw Term Loans on the Tranche B Delayed Draw Closing Date

Tranche B Term Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Tranche B Term Loans

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(d)The unpaid aggregate principal amount of the Tranche C Term Loans shall be repaid in full on the Tranche C Term Loan Maturity Date (or, if such day is not a Business Day, on the immediately preceding Business Day).

2.3Procedure for Term Loan Borrowing.  The Borrower shall have given the Administrative Agent notice (which notice must have been received by the Administrative Agent prior to 9:00 A.M., New York City time, and shall be irrevocable after funding) on (i) in the case of the Initial Term Loans, the Closing Date, (ii) in the case of the Tranche B Refinancing Term Loans, the First Incremental Amendment Effective Date, (iii) in the case of the Tranche B Initial Term Loans, the First Incremental Amendment Closing Date ~~and~~, (iv) in the case of the Tranche B Delayed Draw Term Loans, the Tranche B Delayed Draw Closing Date and (v) in the case of the Tranche C Term Loans, the Third Amendment Closing Date, in each case, specifying the amount of the Initial Term Loans, Tranche B Refinancing Term Loans, Tranche B Initial Term Loans ~~and~~, Tranche B Delayed Draw Term Loans and Tranche C Term Loans, as applicable, to be borrowed.  Upon receipt of such notice, the Administrative Agent shall promptly notify each applicable Lender thereof.  Each Lender (i) having an Initial Term Loan Commitment will make the amount of its pro rata share of the Initial Term Loan Commitments available to the Administrative Agent, (ii) having a Tranche B Refinancing Term Loan Commitment will make the amount of its pro rata share of the Tranche B Refinancing Term Loan Commitments available to the Administrative Agent, (iii) having a Tranche B Initial Term Loan Commitment will make the amount of its pro rata share of the Tranche B Initial Term Loan Commitments available to the Administrative Agent, ~~or~~ (iv) having a Tranche B Delayed Draw Commitment will make the amount of its pro rata share of the Tranche B Delayed Draw Commitments available to the Administrative Agent, or (v) having a Tranche C Term Loan Commitment will make the amount of its pro rata share of the Tranche C Term Loan Commitments available to the Administrative Agent, in each case for the account of the Borrower at the office of the Administrative Agent specified in Section 11.2 prior to 10:00 A.M., New York City time, on the Closing Date (in the case of the Initial Term Loans), the First Incremental Amendment Effective Date (in the case of the Tranche B Refinancing Term Loans), the First Incremental Amendment Closing Date (in the case of the Tranche B Initial Term Loans) ~~or~~, the Tranche B Delayed Draw Closing Date (in the case of the Tranche B Delayed Draw Term Loans) or the Third Amendment Closing Date (in the case of the Tranche C Term Loans) in funds immediately available to the Administrative Agent.  The Administrative Agent shall on such date credit the account of the Borrower on the books of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

2.4[Reserved.]

2.5Repayment of Loans.  (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent (in the currency in which such Term Loan is denominated) for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender made to the Borrower, on the Initial Term Loan Maturity Date (in the case of Initial Term Loans) ~~or~~, the Tranche B Term Loan Maturity Date (in the case of Tranche B Term Loans) or the Tranche C Term Loan Maturity Date (in the case of Tranche C Term Loans) (or such earlier date on which the Term Loans become due and payable pursuant to Section 9).  The Borrower hereby further agrees to pay interest on the unpaid principal amount of such Term Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 4.1.

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(b)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c)The Administrative Agent shall maintain the Register pursuant to Section 11.6(b), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each applicable Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each applicable Lender’s share thereof.

(d)The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.5(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

2.6Incremental Facilities.  (a) So long as no Event of Default under Section 9.1 (a) or (f) exists or would arise therefrom (provided that, to the extent the proceeds of Term Loans made pursuant to any Incremental Commitment will be used to consummate a Limited Condition ~~Acquisition~~Transaction, the requirement that there be no Event of Default under Section 9.1(a) or (f) shall only be required to be satisfied on the date on which definitive agreements with respect to such Limited Condition ~~Acquisition~~Transaction are entered into), the Borrower shall have the right, at any time and from time to time after the First Incremental Amendment Effective Date, (i) to request new term loan commitments under one or more new term loan credit facilities to be included in this Agreement (the “Incremental Term Loan Commitments”) and (ii) to increase the Existing Term Loans by requesting new term loan commitments to be added to an Existing Term Tranche of Term Loans (the “Supplemental Term Loan Commitments” and, together with the Incremental Term Loan Commitments, the “Incremental Commitments”), provided that, (i) the aggregate amount of Incremental Commitments permitted pursuant to this Section 2.6 shall not exceed, at the time the respective Incremental Commitment becomes effective ~~the greater of~~ (A) $~~300.0 million and (B) the maximum aggregate principal amount (as of the date of incurrence of any such Indebtedness and after giving pro forma effect to the incurrence thereof and the application of the net proceeds therefrom (or as of the date of the initial borrowing of such Indebtedness after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness)) that can be incurred without exceeding a Senior Secured Indebtedness to EBITDA Ratio for the Borrower of (x) prior to the occurrence of the Trigger Date 3.50 to 1.00 and (y) on and after the occurrence of the Trigger Date 4.00 to 1.00 (it being understood that for purposes of determining compliance under this clause (i), any Indebtedness incurred under this clause (i) and~~300 million plus (B) the amount that could be incurred pursuant to Section 8.1(b)(i) ~~(whether or not secured), other than Revolving Credit Agreement Indebtedness, will be included in the amount of Senior Secured Indebtedness for purposes of calculating the Senior Secured Indebtedness to EBITDA Ratio),~~; (ii) if any portion of an Incremental Commitment is to be incurred in reliance on (i)(B) above, the Borrower shall

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have delivered a certificate to the Administrative Agent, certifying the amount of the available basket in such clause to be used for the incurrence of such Incremental Commitment or compliance with the financial test set forth in such clause (together with calculations demonstrating compliance with such test), as applicable, and (iii) if any portion of an Incremental Commitment is to be incurred in reliance on (i)(A) above, the Borrower shall have delivered a certificate to the Administrative Agent, certifying the amount of the available basket in such clause to be used for the incurrence of such Incremental Commitment; provided further that (x) the Borrower may elect to use capacity under (i)(B) above prior to using capacity under (i)(A) above, (y) that any portion of any Incremental Commitments incurred in reliance on (i)(A) above shall be reclassified, as the Borrower may elect from time to time, as incurred under clause (i)(B) if the Borrower meets the applicable Senior Secured Indebtedness to EBITDA Ratio at such time, on a pro forma basis and (z) any amounts incurred under (i)(A) above, concurrently incurred with, or in a single transaction or series of related transactions with, amounts incurred under (i)(B) above or under Section 8.1(b)(i) or under clause (26) of the definition of “Permitted Liens” will not count as indebtedness for the purposes of calculating the Senior Secured Indebtedness to EBITDA Ratio to determine availability at such time under clause (i)(B), Section 8.1(b)(i) or capacity under clause (26) of the definition of “Permitted Liens”). Any loans made in respect of any such Incremental Commitment (other than Supplemental Term Loan Commitments) shall be made by creating a new Tranche.  Each Incremental Commitment made available pursuant to this Section 2.6 shall be in a minimum aggregate amount of at least $15.0 million and in integral multiples of $5.0 million in excess thereof or such lower minimum amounts or multiples as agreed to by the Administrative Agent, in its reasonably discretion from time to time.

(b)Each request from the Borrower pursuant to this Section 2.6 shall set forth the requested amount and proposed terms of the relevant Incremental Commitments.  The Incremental Commitments (or any portion thereof) may be made by any existing Lender or by any other bank or financial institution (any such bank or other financial institution, an “Additional Lender”); provided that if such Additional Lender is not already a Lender hereunder or an Affiliate of a Lender hereunder or an Approved Fund, the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required (it being understood that any such Additional Lender that is an Affiliated Lender shall be subject to the provisions of Section 11.6(h), mutatis mutandis, to the same extent as if such Incremental Commitments and related Obligations had been obtained by such Lender by way of assignment).

(c)Supplemental Term Loan Commitments shall become commitments under this Agreement pursuant to a supplement specifying the Term Loan Tranche to be increased, executed by the Borrower and each increasing Lender substantially in the form attached hereto as Exhibit G (the “Increase Supplement”) or by each Additional Lender substantially in the form attached hereto as Exhibit H (the “Lender Joinder Agreement”), as the case may be, which shall be delivered to the Administrative Agent for recording in the Register.  Upon effectiveness of the Lender Joinder Agreement each Additional Lender shall be a Lender for all intents and purposes of this Agreement and the term loan made pursuant to such Supplemental Term Loan Commitment shall be a Term Loan.

(d)Incremental Commitments (other than Supplemental Term Loan Commitments) shall become commitments under this Agreement pursuant to an amendment (an “Incremental

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Commitment Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower and each Additional Lender.  An Incremental Commitment Amendment may, without the consent of any other Lender, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Borrower and the Administrative Agent, to effect the provisions of this Section 2.6; provided, however, that (i) (A) the Incremental Commitments will not be guaranteed by any Subsidiary of the Borrower other than the Subsidiary Guarantors, and will be secured on a pari passu or (at the Borrower’s option) junior basis by the same Collateral securing the Tranche ~~B~~C Term Loans (so long as any such Incremental Commitments (and related Obligations) secured on a junior basis are subject to the Junior Lien Intercreditor Agreement or an Other Intercreditor Agreement, as applicable), (B) the Incremental Commitments and any incremental loans drawn thereunder (the “Incremental Loans”) shall rank pari passu in right of payment with or (at the Borrower’s option) junior to the Tranche ~~B~~C Term Loans and (C) no Incremental Commitment Amendment may provide for (I) any Incremental Commitment or any Incremental Loans to be secured by any Collateral or other assets of any Loan Party that do not also secure the Term Loans (other than the proceeds of Incremental Loans which are subject to an escrow or similar arrangement and any related deposit of Cash or Cash Equivalents to cover interest and premium in respect of such Incremental Loans) and (II) so long as any Tranche ~~B~~C Term Loans are outstanding, any mandatory prepayment provisions that do not also apply to the Term Loans (other than Incremental Term Loans secured on a junior basis by the Collateral or ranking junior in right of payment, which shall be subject to junior prepayment provisions) on a pro rata basis (or otherwise provide for more favorable prepayment treatment for the Tranche ~~B~~C Term Loans than such Incremental Term Loans as contemplated by the proviso appearing in Section 4.4(c)) (other than, in the case of any customary bridge financing, prepayments of such bridge financing from the issuance of equity or other Indebtedness permitted hereunder), provided that (subject to clause (iii) below) any Incremental Term Loans may provide for more favorable amortization payments than the Tranche ~~B~~C Term Loans, (ii) no Lender will be required to provide any such Incremental Commitment unless it so agrees; (iii) the maturity date and the weighted average life to maturity of such Incremental Term Loan Commitments shall be no earlier than or shorter than, as the case may be, the Tranche ~~B~~C Term Loan Maturity Date or the weighted average life to maturity of the Tranche ~~B~~C Term Loans, as applicable (other than an earlier maturity date and/or shorter weighted average life to maturity for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date or a shorter weighted average life to maturity than the Tranche ~~B~~C Term Loan Maturity Date or the weighted average life to maturity of the Tranche ~~B~~C Term Loans, as applicable); (iv) the interest rate margins and amortization schedule applicable to the loans made pursuant to the Incremental Commitments shall be determined by the Borrower and the applicable Additional Lenders; provided that in the event that the applicable interest rate margins for any term loans incurred by the Borrower under any Incremental Term Loan Commitment, are higher than the applicable interest rate margin for the Tranche ~~B~~C Term Loans by more than 50 basis points, then the Applicable Margin for the Tranche ~~B~~C Term Loans shall be increased (the “Increased Amount”) to the extent necessary so that the applicable interest rate margin for the Tranche ~~B~~C Term Loans is equal to the applicable interest rate margins for such Incremental Term Loan Commitment minus 50 basis points; provided, further that, in determining the applicable interest rate margins for the Tranche ~~B~~C Term Loans and the Incremental Term Loans, (A) original issue discount (“OID”) or upfront

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fees payable generally to all participating Additional Lenders in lieu of OID (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders under the Tranche ~~B~~C Term Loans or any Incremental Term Loan in the initial primary syndication thereof shall be included (with OID and upfront fees being equated to interest based on an assumed four-year life to maturity); (B) any arrangement, structuring or other fees payable in connection with the Incremental Term Loans that are not shared with all Additional Lenders providing such Incremental Term Loans shall be excluded; (C) any amendments to the Applicable Margin on the Tranche ~~B~~C Term Loans that became effective subsequent to the ~~First Incremental~~Third Amendment ~~Effective~~Closing Date but prior to the time of such Incremental Term Loans shall also be included in such calculations ~~and~~; (D) if the Incremental Term Loans include an interest rate floor greater than the interest rate floor applicable to the Tranche ~~B~~C Term Loans, such increased amount shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the Applicable Margin for the Tranche ~~B~~C Term Loans shall be required, to the extent an increase in the interest rate floor for the Tranche ~~B~~C Term Loans would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the Applicable Margin) applicable to the Tranche ~~B~~C Term Loans shall be increased by such amount; (E) if the Incremental Term Loans include an interest rate floor lower than the interest rate floor applicable to the Tranche C Term Loans or do not include any interest rate floor, to the extent a reduction in the interest rate floor for such Tranche C Term Loans would cause a reduction in the interest rate then in effect thereunder, an amount equal to the difference between the interest rate floor applicable to the Tranche C Term Loans and the interest rate floor applicable to such Incremental Term Loans (which shall be deemed to equal 0% for any Incremental Term Loans without any interest rate floor), but which in any event shall not exceed the maximum amount by which a reduction in the interest rate floor applicable to the Tranche C Term Loans would cause a reduction in the interest rate then in effect thereunder, shall reduce the applicable interest rate margin of the applicable Incremental Terms Loans for purposes of determining whether an increase to the Applicable Margin for such Tranche C Term Loans shall be required, and (F) if the applicable Tranche C Term Loans include a pricing grid the interest rate margins in such pricing grid which are not in effect at the time the applicable Incremental Commitments become effective shall also each be increased by an amount equal to the Increased Amount; (v) such Incremental Commitment Amendment may provide (1) for the inclusion, as appropriate, of Additional Lenders in any required vote or action of the Required Lenders or of the Lenders of each Tranche hereunder, (2) for class voting and other class protections for any additional credit facilities, and (3) for the amendment of the definition of “Disqualified Stock,” in each case only to extend the maturity date and the weighted average life to maturity requirements, from the Tranche ~~B~~C Term Loan Maturity Date and weighted average life to maturity of the Tranche ~~B~~C Term Loans to the extended maturity date and the weighted average life to maturity of such Incremental Term Loans, as applicable; and (vi) the other terms and documentation in respect thereof, to the extent not consistent with this Agreement as in effect prior to giving effect to the Incremental Commitment Amendment, shall otherwise be reasonably satisfactory to the Borrower, provided that to the extent such terms and documentation are not consistent with, in the case of Incremental Term Loans, the terms and documentation governing the Tranche ~~B~~C Term Loans (except to the extent permitted by clause (iii), (iv) or (v) above), they shall be reasonably satisfactory to the Borrower and the Administrative Agent.

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(e)For the avoidance of doubt, the Tranche B Initial Term Loans or the Tranche B Delayed Draw Term Loans, in each case, incurred after the First Incremental Effective Date shall not constitute “Incremental Term Loans” incurred pursuant to this Section 2.6 but shall be incurred pursuant to Section 2.1(b) or (c) (as applicable) and accordingly the requirements of this Section 2.6, including clause (iv) of the first proviso of Section 2.6(d), shall not apply thereto.

2.7Permitted Debt Exchanges.  (a) Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by the Borrower to all Lenders (other than any Lender that, if requested by the Borrower, is unable to certify that it is either a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (as defined in Rule 501 under the Securities Act)) with outstanding Term Loans of a particular Tranche, as selected by the Borrower, the Borrower may from time to time following the First Incremental Amendment Effective Date consummate one or more exchanges of Term Loans of such Tranche for Indebtedness in the form of notes (such notes, “Permitted Debt Exchange Notes,” and each such exchange a “Permitted Debt Exchange”), so long as the following conditions are satisfied:  (i) the aggregate principal amount (calculated on the face amount thereof) of Term Loans exchanged shall equal the aggregate principal amount (calculated on the face amount thereof) of Permitted Debt Exchange Notes issued in exchange for such Term Loans, (ii) the aggregate principal amount (calculated on the face amount thereof) of all Term Loans exchanged by the Borrower pursuant to any Permitted Debt Exchange shall automatically be cancelled and retired by the Borrower on the date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent an Assignment and Acceptance, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in the Term Loans being exchanged pursuant to the Permitted Debt Exchange to the Borrower for immediate cancellation), (iii) if the aggregate principal amount of all Term Loans (calculated on the face amount thereof) tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount of the applicable Tranche actually held by it) shall exceed the maximum aggregate principal amount of Term Loans offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange Term Loans subject to such Permitted Debt Exchange Offer tendered by such Lenders ratably up to such maximum amount based on the respective principal amounts so tendered, (iv) each such Permitted Debt Exchange Offer shall be made on a pro rata basis to the Lenders (other than any Lender that, if requested by the Borrower, is unable to certify that it is either a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (as defined in Rule 501 under the Securities Act)) based on their respective aggregate principal amounts of outstanding Term Loans of the applicable Tranche, (v) all documentation in respect of such Permitted Debt Exchange shall be consistent with the foregoing and all written communications generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and made in consultation with the Administrative Agent, (vi) any applicable Minimum Exchange Tender Condition shall be satisfied and (vii) such Permitted Debt Exchange Notes do not provide for a maturity date or weighted average life to maturity earlier than the Maturity Date of the Term Loans subject to such Permitted Debt Exchange or shorter than the weighted average life to maturity of the Term Loans subject to such Permitted Debt Exchange.

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(b)With respect to all Permitted Debt Exchanges effected by the Borrower pursuant to this Section 2.7, (i) such Permitted Debt Exchanges (and the cancellation of the exchanged Term Loans in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 4.4 and (ii) such Permitted Debt Exchange Offer shall be made for not less than $15.0 million in aggregate principal amount of Term Loans, provided that subject to the foregoing clause (ii), the Borrower may at its election specify as a condition (a “Minimum Exchange Tender Condition”) to consummating any such Permitted Debt Exchange that a minimum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Borrower’s discretion) of Term Loans be tendered.

(c)In connection with each Permitted Debt Exchange, the Borrower shall provide the Administrative Agent at least ten Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and the Borrower and the Administrative Agent, acting reasonably, shall mutually agree to such procedures as may be necessary or advisable to accomplish the purposes of this Section 2.7 and without conflict with Section 2.7(d); provided that the terms of any Permitted Debt Exchange Offer shall provide that the date by which the relevant Lenders are required to indicate their election to participate in such Permitted Debt Exchange shall be not less than five Business Days following the date on which the Permitted Debt Exchange Offer is made.

(d)The Borrower shall be responsible for compliance with, and hereby agrees to comply with, all applicable securities and other laws in connection with each Permitted Debt Exchange, it being understood and agreed that (x) neither the Administrative Agent nor any Lender assumes any responsibility in connection with the Borrower’s compliance with such laws in connection with any Permitted Debt Exchange (other than the Borrower’s reliance on any certificate delivered by a Lender pursuant to Section 2.7(a) above for which such Lender shall bear sole responsibility) and (y) each Lender shall be solely responsible for its compliance with any applicable “insider trading” laws and regulations to which such Lender may be subject under the Securities Exchange Act of 1934, as amended.

2.8Extension of Term Loans.  (a) The Borrower may at any time and from time to time request that all or a portion of the Term Loans of one or more Tranches (including any Extended Term Loans) existing at the time of such request (each, an “Existing Term Tranche” and the Term Loans of such Tranche, the “Existing Term Loans”) be converted to extend the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of any Existing Term Tranche (any such Existing Term Tranche which has been so extended, an “Extended Term Tranche” and the Term Loans of such Tranche, the “Extended Term Loans”) and to provide for other terms consistent with this Section 2.8; provided that (i) any such request shall be made by the Borrower to all Lenders with Term Loans with a like maturity date (whether under one or more Tranches) on a pro rata basis (based on the aggregate outstanding principal amount of the applicable Term Loans), and (ii) any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrower.  In order to establish any Extended Term Tranche, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Term Tranche) (an “Extension Request”) setting forth the proposed terms of the Extended Term Tranche to be established, which terms shall be identical to those applicable to the Existing Term Tranche from which they are to be extended (the “Specified Existing Term Tranche”), except

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(w) all or any of the final maturity dates of such Extended Term Tranches may be delayed to later dates than the final maturity dates of the Specified Existing Term Tranche, (x) (A) the interest margins with respect to the Extended Term Tranche may be higher or lower than the interest margins for the Specified Existing Term Tranche and/or (B) additional fees may be payable to the Lenders providing such Extended Term Tranche in addition to or in lieu of any increased margins contemplated by the preceding clause (A), in each case to the extent provided in the applicable Extension Amendment, (y) any optional or mandatory prepayment applicable to any Extended Term Tranche may be directed first to the prepayment of the Existing Term Loans and (z) amortization with respect to the Extended Term Tranche may be greater or lesser than amortization for the Specified Existing Term Tranche, so long as the Extended Term Tranche does not have a weighted average life to maturity shorter than the remaining weighted average life to maturity of the Specified Existing Term Tranche; provided that, notwithstanding anything to the contrary in this Section 2.8 or otherwise, (1) assignments and participations of Extended Term Tranches shall be governed by the same or, at the Borrower’s discretion, more restrictive assignment and participation provisions than the assignment and participation provisions applicable to Term Loans set forth in Section 11.6, and (2) subject to clause (z) above, no mandatory repayment of Extended Term Tranches shall be permitted unless such repayment is accompanied by an at least pro rata repayment of all earlier maturing Tranches (including Extended Term Tranches) (or all earlier maturing Tranches (including Extended Term Tranches) shall otherwise be or have been terminated and repaid in full).  No Lender shall have any obligation to agree to have any of its Existing Term Loans converted into an Extended Term Tranche pursuant to any Extension Request.  Any Extended Term Tranche shall constitute a separate Tranche of Term Loans from the Specified Existing Term Tranches and from any other Existing Term Tranches (together with any other Extended Term Tranches so established on such date).

(b)The Borrower shall provide the applicable Extension Request at least ten Business Days prior to the date on which Lenders under the applicable Existing Term Tranche or Existing Term Tranches are requested to respond.  Any Lender (an “Extending Lender”) wishing to have all or a portion of its Specified Existing Term Tranche converted into an Extended Term Tranche shall notify the Administrative Agent (each, an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Specified Existing Term Tranche that it has elected to convert into an Extended Term Tranche.  In the event that the aggregate amount of the Specified Existing Term Tranche subject to Extension Elections exceeds the amount of Extended Term Tranches requested pursuant to the Extension Request, the Specified Existing Term Tranches subject to Extension Elections shall be converted to Extended Term Tranches on a pro rata basis based on the amount of Specified Existing Term Tranches included in each such Extension Election. In connection with any extension of Term Loans pursuant to this Section 2.8 (each, an “Extension”), the Borrower shall agree to such procedures regarding timing, rounding and other administrative adjustments to ensure reasonable administrative management of the credit facilities hereunder after such Extension, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.8. The Borrower may amend, revoke or replace an Extension Request pursuant to procedures reasonably acceptable to the Administrative Agent at any time prior to the date (the “Extension Request Deadline”) on which Lenders under the applicable Existing Term Tranche are requested to respond to the Extension Request.  Any Lender may revoke an Extension Election at any time

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prior to 5:00 P.M. on the date that is two Business Days prior to the Extension Request Deadline, at which point the Extension Election becomes irrevocable (unless otherwise agreed by the Borrower).  The revocation of an Extension Election prior to the Extension Request Deadline shall not prejudice any Lender’s right to submit a new Extension Election prior to the Extension Request Deadline.

(c)Extended Term Tranches shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which may include amendments to (i) provisions related to maturity, interest margins, fees, amortization or prepayments referenced in clauses (w) through (z) of Section 2.8(a) and (ii) the definition of “Disqualified Stock” to amend the maturity date and the weighted average life to maturity requirements, from the Tranche ~~B~~C Term Loan Maturity Date and weighted average life to maturity of the Tranche ~~B~~C Term Loans to the extended maturity date and the weighted average life to maturity of such Extended Term Tranche, as applicable, and which, in each case, except to the extent expressly contemplated by the third to last sentence of this Section 2.8(c) and notwithstanding anything to the contrary set forth in Section 11.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Term Tranches established thereby) executed by the Loan Parties, the Administrative Agent, and the Extending Lenders.  No Extension Amendment shall provide for any Extended Term Tranche in an aggregate principal amount that is less than $15.0 million.  Notwithstanding anything to the contrary in this Agreement and without limiting the generality or applicability of Section 11.1 to any Section 2.8 Additional Amendments, any Extension Amendment may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.8 Additional Amendment”) to this Agreement and the other Loan Documents; provided that such Section 2.8 Additional Amendments do not become effective prior to the time that such Section 2.8 Additional Amendments have been consented to (including, without limitation, pursuant to consents applicable to holders of any Extended Term Tranches provided for in any Extension Amendment) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such Section 2.8 Additional Amendments to become effective in accordance with Section 11.1; provided, further, that no Extension Amendment may provide for any Extended Term Tranche to be secured by any Collateral or other assets of any Loan Party that does not also secure the Existing Term Tranches.  It is understood and agreed that each Lender has consented for all purposes requiring its consent, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Loan Documents authorized by this Section 2.8 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Section 2.8 Additional Amendment.  In connection with any Extension Amendment, at the request of the Administrative Agent or the Extending Lenders, the Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent as to the enforceability of this Agreement as amended by such Extension Amendment, and such of the other Loan Documents (if any) as may be amended thereby.

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(d)Notwithstanding anything to the contrary contained in this Agreement, on any date on which any Existing Term Tranche is converted to extend the related scheduled maturity date(s) in accordance with clause (a) above (an “Extension Date”), in the case of the Specified Existing Term Tranche of each Extending Lender, the aggregate principal amount of such Specified Existing Term Tranche shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Term Tranche so converted by such Lender on such date, and such Extended Term Tranches shall be established as a separate Tranche from the Specified Existing Term Tranche and from any other Existing Term Tranches (together with any other Extended Term Tranches so established on such date).

(e)If, in connection with any proposed Extension Amendment, any Lender declines to consent to the applicable extension on the terms and by the deadline set forth in the applicable Extension Request (each such other Lender, a “Non-Extending Lender”) then the Borrower may, on notice to the Administrative Agent and the Non-Extending Lender, (i) replace such Non-Extending Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 11.6 (with the assignment fee and any other costs and expenses to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender; provided, further, that the applicable assignee shall have agreed to provide Extended Term Loans on the terms set forth in such Extension Amendment; and provided, further, that all obligations of the Borrower owing to the Non-Extending Lender relating to the Existing Term Loans so assigned shall be paid in full by the assignee Lender to such Non-Extending Lender concurrently with such Assignment and Acceptance or (ii) if no Event of Default exists under Section 9.1(a) or (f), upon notice to the Administrative Agent, prepay the Existing Term Loans, in whole or in part, subject to Section 4.12, without premium or penalty.  In connection with any such replacement under this Section 2.8, if the Non-Extending Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement by the later of (A) the date on which the replacement Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (B) the date as of which all obligations of the Borrower owing to the Non-Extending Lender relating to the Existing Term Loans so assigned shall be paid in full by the assignee Lender to such Non-Extending Lender, then such Non-Extending Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date, the Administrative Agent shall record such assignment in the Register and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Non-Extending Lender.

(f)Following any Extension Date, with the written consent of the Borrower, any Non-Extending Lender may elect to have all or a portion of its Existing Term Loans deemed to be an Extended Term Loan under the applicable Extended Term Tranche on any date (each date a “Designation Date”) prior to the maturity date of such Extended Term Tranche; provided that (i) such Lender shall have provided written notice to the Borrower and the Administrative Agent at least ten Business Days prior to such Designation Date (or such shorter period as the Administrative Agent may agree in its reasonable discretion) and (ii) except as set forth in Section 2.8(c), no more than three Designation Dates may occur in any one year period without the written consent of the Administrative Agent.  Following a Designation Date, the Existing

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Term Loans held by such Lender so elected to be extended will be deemed to be Extended Term Loans of the applicable Extended Term Tranche, and any Existing Term Loans held by such Lender not elected to be extended, if any, shall continue to be “Existing Term Loans” of the applicable Tranche.

(g)With respect to all Extensions consummated by the Borrower pursuant to this Section 2.8, (i) such Extensions shall not constitute optional or mandatory payments or prepayments for purposes of Section 4.4 and (ii) no Extension Request is required to be in any minimum amount or any minimum increment, provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Request in the Borrower’s sole discretion and may be waived by the Borrower) of Existing Term Loans of any or all applicable Tranches be extended.  The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.8 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Term Loans on such terms as may be set forth in the relevant Extension Request) and hereby waive the requirements of any provision of this Agreement (including Sections 4.4 and 4.8) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.8.

SECTION 3

[Reserved]

SECTION 4

General Provisions Applicable to Loans

4.1Interest Rates and Payment Dates.  (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Adjusted LIBOR Rate determined for such day plus the Applicable Margin in effect for such day.

(b)Each ABR Loan shall bear interest for each day that it is outstanding at a rate per annum equal to the Alternate Base Rate in effect for such day plus the Applicable Margin in effect for such day.

(c)If all or a portion of (i) the principal amount of any Term Loan, (ii) any interest payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the relevant foregoing provisions of this Section 4.1, plus 2.00%, (y) in the case of overdue interest, the rate that would be otherwise applicable to principal of the related Term Loan pursuant to the relevant foregoing provisions of this Section 4.1 (other than clause (x) above) plus 2.00% and (z) in the case of other amounts, the rate described in clause (b) of this Section 4.1 for ABR Loans accruing interest at the Alternate Base Rate plus 2.00%, in each case from the date of such nonpayment until such amount is paid in full (as well after as before judgment).

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(d)Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to clause (c) of this Section 4.1 shall be payable from time to time on demand.

(e)It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, it is stipulated and agreed that the aggregate of all amounts which constitute interest under applicable usury laws, whether contracted for, charged, taken, reserved, or received, in connection with the indebtedness evidenced by this Agreement or any Notes, or any other document relating or referring hereto or thereto, now or hereafter existing, shall never exceed under any circumstance whatsoever the maximum amount of interest allowed by applicable usury laws.

4.2Conversion and Continuation Options.  (a) Subject to its obligations pursuant to Section 4.12(c), the Borrower may elect from time to time to convert outstanding Loans of a given Tranche from Eurodollar Loans to ABR Loans by the Borrower giving the Administrative Agent irrevocable notice of such election prior to 1:00 P.M., New York City time two Business Days prior to such election.  The Borrower may elect from time to time to convert outstanding Term Loans of a given Tranche from ABR Loans to Eurodollar Loans, by the Borrower giving the Administrative Agent irrevocable notice of such election prior to 1:00 P.M., New York City time at least three Business Day prior to such election.  Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor.  Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof.  All or any part of outstanding Eurodollar Loans or ABR Loans may be converted as provided herein, provided that (i) (unless the Required Lenders otherwise consent) no Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and, in the case of any Default (other than a Default under Section 9.1(f)), the Administrative Agent has given notice to the Borrower that no such conversions may be made and (ii) no Term Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Initial Term Loan Maturity Date (in the case of Initial Term Loans) ~~or~~, the Tranche B Term Loan Maturity Date (in the case of Tranche B Term Loans) or the Tranche C Term Loan Maturity Date (in the case of Tranche C Term Loans).

(b)Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving the Administrative Agent irrevocable notice of such continuation prior to 1:00 P.M., New York City time three Business Days prior to such continuation, including the length of the next Interest Period to be applicable to such Eurodollar Loan, determined in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, provided that no Eurodollar Loan may be continued as such (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default has occurred and is continuing and, in the case of any Default (other than a Default under Section 9.1(f)), the Administrative Agent has given notice to the Borrower that no such continuations may be made or (ii) after the date that is one month prior to the applicable Maturity Date, and provided, further, that if the Borrower shall fail to give any required notice as described above in this clause (b) or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.  Upon receipt of any such notice of continuation pursuant to this Section 4.2(b), the Administrative Agent shall promptly notify each affected Lender thereof.

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(c)Notwithstanding any other provision of this Agreement, it is understood and agreed that on the First Incremental Amendment Closing Date and the Tranche B Delayed Draw Closing Date (each, a “Required Conversion Date”), the Borrower shall elect to convert any then outstanding Tranche B Term Loans that are Eurodollar Loans to either (i) ABR Loans or (ii) Eurodollar Loans having an Interest Period designated by the Borrower, in each case regardless of whether such Required Conversion Date is the last day of an Interest Period with respect to such Tranche B Term Loans, and each Required Conversion Date shall constitute an Interest Payment Date with respect to all outstanding Tranche B Term Loans.  On each Required Conversion Date, the new Tranche B Term Loans incurred on such date shall be allocated ratably to the then outstanding Borrowings of ABR Loans and Eurodollar Loans after giving effect to such conversion (based upon the relative amount that the aggregate principal amount of Tranche B Term Loans that are ABR Loans or Tranche B Term Loans that are Eurodollar Loans, respectively, outstanding on such Required Conversion Date (after giving effect to such conversion) bears to the aggregate principal amount of Tranche B Term Loans outstanding on such Required Conversion Date), with the effect that: (A) the new Tranche B Term Loans allocated to Eurodollar Loans shall be added to (and thereafter be deemed to constitute a part of) such Eurodollar Loans, and be subject to the same Adjusted LIBOR Rates and Interest Periods (in each case after giving effect to such conversion) as such Eurodollar Loans to which they are added and (B) the new Tranche B Term Loans allocated to ABR Loans shall be added to (and thereafter be deemed to constitute part of) such ABR Loans, and be subject to the same Alternate Base Rate as such ABR Loans to which they are added. The Administrative Agent shall (and is hereby authorized to) take all appropriate actions in connection with the incurrence of new Tranche B Term Loans on each Required Conversion Date to ensure that all Lenders with Tranche B Term Loans outstanding on such Required Conversion Date (after giving effect to the incurrence of new Tranche B Term Loans on such Required Conversion Date) participate pro rata in accordance with this Section 4.2(c) in each Borrowing of Tranche B Term Loans (as increased by the amount of new Tranche B Term Loans incurred on such Required Conversion Date).  Each Tranche B Term Lender agrees that the provisions of Section 4.12 shall not apply to any conversion of Eurodollar Loans of such Lender on any Required Conversion Date pursuant to this Section 4.2(c).From the First Incremental Amendment Closing Date, the Tranche B Refinancing Term Loans and the Tranche B Initial Term Loans shall constitute a single Tranche of Tranche B Term Loans having identical terms as set forth herein and from the Tranche B Delayed Draw Closing Date, the Tranche B Refinancing Term Loans, the Tranche B Initial Term Loans and the Tranche B Delayed Draw Term Loans shall constitute a single Tranche of Tranche B Term Loans having identical terms as set forth herein.

4.3Minimum Amounts; Maximum Sets.  All borrowings, conversions and continuations of Term Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Set shall be equal to $1.0 million or a whole multiple of $250,000 in excess thereof and so that there shall not be more than 12 Sets at any one time outstanding.

4.4Optional and Mandatory Prepayments.  (a) The Borrower may at any time and from time to time prepay the Term Loans made to it, in whole or in part, subject to Section 4.12, without premium or penalty (except as provided in Section 4.5(b) ~~and~~, (c) and (e)), upon notice by the Borrower to the Administrative Agent prior to 2:00 P.M., New York City time at least three

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Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the date of prepayment (in the case of Eurodollar Loans), or prior to 2:00 P.M., New York City time at least one Business Day prior to the date of prepayment (in the case of ABR Loans) (or such later time as may be agreed by the Administrative Agent in its reasonable discretion).  Such notice shall specify, in the case of any prepayment of Term Loans, the applicable Tranche being repaid (which, at the discretion of the Borrower, may be the Initial Term Loans, the Tranche B Term Loans ~~any~~, the Tranche C Term Loans, any Incremental Loans or any Extended Term Loans and/or a combination thereof), and if a combination thereof, the principal amount allocable to each, the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each.  Any such notice may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof.  If any such notice is given and not revoked, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurodollar Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Section 4.12.  Partial prepayments pursuant to this Section 4.4(a) shall be equal to $1.0 million or a whole multiple of $500,000 in excess thereof; provided that, notwithstanding the foregoing, any Term Loan may be prepaid in its entirety.  Each prepayment of Initial Term Loans pursuant to this Section 4.4(a) made on or prior to the first anniversary of the Closing Date in connection with an Initial Term Loan Repricing Transaction shall be accompanied by the payment of the fee required by Section 4.5(b). Each prepayment of Tranche B Term Loans pursuant to this Section 4.4(a) (except a prepayment required to be made pursuant to Section 8 of the First Incremental Amendment) made on or prior to December 31, 2013 in connection with a Tranche B Term Loan Repricing Transaction shall be accompanied by the payment of the fee required by Section 4.5(c). Each prepayment of Tranche C Term Loans pursuant to this Section 4.4(a) made on or prior to May 21, 2017 in connection with a Tranche C Term Loan Repricing Transaction shall be accompanied by the payment of the fee required by Section 4.5(e).

(b)(i) The Borrower shall, in accordance with Section 4.4(c), prepay the Term Loans to the extent required by Section 8.3; (ii) if on or after the Closing Date, the Borrower or any of its Restricted Subsidiaries shall incur Indebtedness for borrowed money (excluding Indebtedness permitted pursuant to Section 8.1), the Borrower shall, in accordance with Section 4.4(c), prepay the Term Loans in an amount equal to 100.0% of the Net Cash Proceeds thereof minus the portion of such Net Cash Proceeds applied (to the extent Borrower or any of its Subsidiaries is required by the terms thereof) to prepay, repay or purchase Pari Passu Indebtedness on a pro rata basis with the Term Loans, in each case with such prepayment to be made on or before the fifth Business Day following notice given to each Lender of the Prepayment Date, as contemplated by Section 4.4(d), and (iii) the Borrower shall, in accordance with Section 4.4(c), prepay the Term Loans within 120 days following the last day of the immediately preceding Fiscal Year (commencing with the Fiscal Year ending on or about September 30, 2014) (each, an “ECF Payment Date”), in an amount equal to (A) (1) 50.0% (as may be adjusted pursuant to the last proviso of this clause (iii)) of the Borrower’s Excess Cash Flow for such Fiscal Year minus (2)

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the sum of (w) the aggregate principal amount of Term Loans (including Incremental Term Loans) repaid pursuant to Section 2.2(b) ~~and~~, 2.2(c) or 2.2(d), prepaid pursuant to Section 4.4(a) or repaid or purchased pursuant to Section 11.6(h) (limited to the amount paid in cash) and Pari Passu Indebtedness (other than the loans under the Senior Revolving Credit Facility) (in the case of revolving loans, to the extent accompanied by a corresponding permanent commitment reduction) voluntarily prepaid, redeemed, repurchased or repaid pursuant to a scheduled principal payment, in each case during such Fiscal Year or in the case of voluntary prepayments of Tranche B Term Loans pursuant to Section 4.4(a) made on or after the Second Amendment Date and on or prior to the Trigger Date, during a previous Fiscal Year (to the extent such voluntary prepayments have not previously been applied to reduce the amount of prepayment required to be made by the Borrower pursuant to Section 4.4(b)(iii) in a previous Fiscal Year or to reduce scheduled amortization of the Tranche B Term Loans) (which, in any event, shall not include any designated prepayment pursuant to clause (x) below), (x) the aggregate principal amount of Term Loans (including Incremental Term Loans) prepaid pursuant to Section 4.4(a) and Pari Passu Indebtedness (other than the loans under the Senior Revolving Credit Facility) (in the case of revolving loans, to the extent accompanied by a corresponding permanent commitment reduction) voluntarily prepaid, redeemed, repurchased or repaid during the period beginning with the day following the last day of such Fiscal Year and ending on the ECF Payment Date and stated by the Borrower as prepaid pursuant to this Section 4.4(b)(iii) (provided that no prepayments made pursuant to Section 4.4(h) or the other clauses of this Section 4.4(b) shall be included in Section 4.4(b)(iii)(A)(2)(w) or (x)), (y) any loans under the Senior Revolving Credit Facility prepaid to the extent accompanied by a corresponding permanent commitment reduction under the Senior Revolving Credit Facility during such Fiscal Year (which, in any event, shall not include any designated prepayment pursuant to clause (z) below), and (z) the aggregate principal amount of loans under the Senior Revolving Credit Facility prepaid to the extent accompanied by a corresponding permanent commitment reduction under the Senior Revolving Credit Facility during the period beginning with the day following the last day of such Fiscal Year and ending on the ECF Payment Date and stated by the Borrower as prepaid pursuant to this Section 4.4(b)(iii), in each case, excluding prepayments funded with proceeds from the incurrence of long-term Indebtedness (the amount described in this clause (A), the “ECF Prepayment Amount”) minus (B) the portion of such ECF Prepayment Amount applied (to the extent Borrower or any of its Subsidiaries is required by the terms thereof) to prepay, repay or purchase Pari Passu Indebtedness on a pro rata basis with the Term Loans; provided that such percentage in clause (1) above shall be reduced to (x) 25% if the Senior Secured Indebtedness to EBITDA Ratio as of the last day of the immediately preceding Fiscal Year was less than or equal to ~~2.0~~3.50:1.00 and greater than ~~1.5~~3.00:1.00 and (y) 0% if the Senior Secured Indebtedness to EBITDA Ratio as of the last day of the immediately preceding Fiscal Year was less than or equal to ~~1.5~~3.00:1.00.  Nothing in this Section 4.4(b) shall limit the rights of the Agents and the Lenders set forth in Section 9.

(c)Subject to the last sentence of Section 4.4(d) and Section 4.4(g), each prepayment of Term Loans pursuant to Section 4.4(b) shall be allocated pro rata among the Initial Term Loans, Tranche B Term Loans, Tranche C Term Loans, the Incremental Term Loans and the Extended Term Loans; provided, that at the request of the Borrower, in lieu of such application on a pro rata basis among all Tranches of Term Loans, such prepayment may be applied to any Tranche of Term Loans so long as the maturity date of such Tranche of Term Loans precedes the maturity

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date of each other Tranche of Term Loans then outstanding or, in the event more than one Tranche of Term Loans shall have an identical maturity date that precedes the maturity date of each other Tranche of Term Loans then outstanding, to such Tranches on a pro rata basis.  Each prepayment of Term Loans pursuant to Section 4.4(a) and (b) shall be applied within each Tranche of Term Loans to the respective installments of principal thereof in the manner directed by the Borrower (or, if no such direction is given, in direct order of maturity).  Notwithstanding any other provision of this Section 4.4, a Lender may, at its option, and if agreed by the Borrower, in connection with any prepayment of Term Loans pursuant to Section 4.4(a) or (b), exchange such Lender’s portion of the Term Loan to be prepaid for Rollover Indebtedness, in lieu of such Lender’s pro rata portion of such prepayment (and any such Term Loans so exchanged shall be deemed repaid for all purposes under the Loan Documents); provided that the Administrative Agent shall have no duties or obligations to manage such Rollover Indebtedness.

(d)The Borrower shall give notice to the Administrative Agent of any mandatory prepayment of the Term Loans (x) pursuant to Section 4.4(b)(iii), three Business Days prior to the date on which such payment is due and (y) pursuant to Section 4.4(b)(i) or (ii), promptly (and in any event within five Business Days) upon becoming obligated to make such prepayment.  Such notice shall state that the Borrower is offering to make or will make such mandatory prepayment (i) in the case of mandatory prepayments pursuant to Section 4.4(b)(i), on or before the date specified in Section 8.3(c), and (ii) in the case of mandatory prepayments pursuant to Section 4.4(b)(ii) or (iii), on or before the date specified in Section 4.4(b)(ii) or (iii), as the case may be (each, a “Prepayment Date”).  Once given, such notice shall be irrevocable and all amounts subject to such notice shall be due and payable on the Prepayment Date (except as otherwise provided in the last sentence of this Section 4.4(d)).  Upon receipt by the Administrative Agent of such notice, the Administrative Agent shall immediately give notice to each Lender of the prepayment and the Prepayment Date.  The Borrower (in its sole discretion) may give each Lender the option (in its sole discretion) to elect to decline any such prepayment pursuant to Section 4.4(b)(i) or (iii) by giving notice of such election in writing to the Administrative Agent by 11:00 A.M., New York City time, on the date that is three Business Days prior to the Prepayment Date.  Upon receipt by the Administrative Agent of such notice, the Administrative Agent shall immediately notify the Borrower of such election.  Any amount so declined by any Lender may, at the option of the Borrower, be applied to the payment or prepayment of Indebtedness, including the Holdings Notes, the Existing Unsecured Notes and any Subordinated Indebtedness, or otherwise be retained by the Borrower and its Restricted Subsidiaries and/or applied by the Borrower or any of its Restricted Subsidiaries in any manner not inconsistent with this Agreement.  In connection with any mandatory prepayments by the Borrower pursuant to Section 4.4(b), such prepayments shall be applied on a pro rata basis to the then outstanding Term Loans being prepaid irrespective of whether such outstanding Term Loans are ABR Loans or Eurodollar Loans; provided that if no Lenders exercise the right to decline a mandatory prepayment pursuant to Section 4.4(b), then, with respect to such mandatory prepayment, the amount of such mandatory prepayment shall be applied first to Term Loans that are ABR Loans to the full extent thereof before application to Term Loans that are Eurodollar Loans.

(e)Amounts prepaid on account of Term Loans pursuant to Section 4.4(a), (b) or (h) may not be reborrowed.

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(f)Notwithstanding the foregoing provisions of this Section 4.4, if at any time any prepayment of the Term Loans pursuant to Section 4.4(a) or (b) would result, after giving effect to the procedures set forth in this Agreement, in the Borrower incurring breakage costs under Section 4.12 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period with respect thereto, then, the Borrower may, so long as no Default or Event of Default shall have occurred and be continuing, in its sole discretion, initially (i) deposit a portion (up to 100.0%) of the amounts that otherwise would have been paid in respect of such Eurodollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of such Eurodollar Loans not immediately prepaid), to be held as security for the obligations of the Borrower to make such prepayment pursuant to a cash collateral agreement to be entered into on terms reasonably satisfactory to the Administrative Agent with such cash collateral to be directly applied upon the first occurrence thereafter of the last day of an Interest Period with respect to such Eurodollar Loans (or such earlier date or dates as shall be requested by the Borrower) or (ii) make a prepayment of the Term Loans in accordance with Section 4.4(a) with an amount equal to a portion (up to 100.0%) of the amounts that otherwise would have been paid in respect of such Eurodollar Loans (which prepayment, together with any deposits pursuant to clause (i) above, must be equal in amount to the amount of such Eurodollar Loans not immediately prepaid); provided that, in the case of either clause (i) or (ii) above, such unpaid Eurodollar Loans shall continue to bear interest in accordance with Section 4.1 until such unpaid Eurodollar Loans or the related portion of such Eurodollar Loans, as the case may be, have or has been prepaid.  In addition, if the Borrower reasonably determines in good faith that any amounts attributable to Foreign Subsidiaries that are required to be applied to prepay Term Loans pursuant to Section 4.4(b)(i) or (iii) would violate applicable Laws or result in material adverse tax consequences to the Borrower or any of its Restricted Subsidiaries, then the Borrower shall not be required to prepay such amounts as required thereunder; provided that the Borrower and its Subsidiaries shall take commercially reasonable actions to repatriate the proceeds subject to such prepayments in order to effect such prepayments without violating applicable Laws or incurring material adverse tax consequences.

(g)Notwithstanding anything to the contrary herein, this Section 4.4 may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendments) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of Term Loans added pursuant to Sections 2.6 and 2.8, as applicable, or pursuant to any other credit facility added pursuant to Section 2.6 or 11.1(e).

(h)Notwithstanding anything in any Loan Document to the contrary, so long as no Event of Default under Section 9.1(a) or (f) has occurred and is continuing, the Borrower may prepay the outstanding Term Loans on the following basis:

(i)The Borrower shall have the right to make a voluntary prepayment of Term Loans at a discount to par (such prepayment, the “Discounted Term Loan Prepayment”) pursuant to a Borrower Offer of Specified Discount Prepayment, a Borrower Solicitation of Discount Range Prepayment Offers, or a Borrower Solicitation of Discounted Prepayment Offers, in each case made in accordance with this Section 4.4(h); provided that the Borrower shall not initiate any action under this Section 4.4(h) in order to make a Discounted Term Loan Prepayment unless (1) at least ten Business Days shall have passed since the consummation of the most recent

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Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date or (2) at least three Business Days shall have passed since the date the Borrower was notified that no Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Lender.  Each Lender participating in any Discounted Term Loan Prepayment acknowledges and agrees that in connection with such Discounted Term Loan Prepayment, (1) the Borrower then may have, and later may come into possession of, information regarding the Term Loans or the Loan Parties hereunder that is not known to such Lender and that may be material to a decision by such Lender to participate in such Discounted Term Loan Prepayment (“Excluded Information”), (2) such Lender has independently and, without reliance on the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective Affiliates, has made its own analysis and determination to participate in such Discounted Term Loan Prepayment notwithstanding such Lender’s lack of knowledge of the Excluded Information and (3) none of the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against the Borrower, its Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information.  Each Lender participating in any Discounted Term Loan Prepayment further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders.  Any Term Loans prepaid pursuant to this Section 4.4(h) shall be immediately and automatically cancelled.

(ii)Borrower Offer of Specified Discount Prepayment.

(1)The Borrower may from time to time offer to make a Discounted Term Loan Prepayment by providing the Administrative Agent with three Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the Borrower, to each Lender or to each Lender with respect to any Tranche on an individual Tranche basis, (II) any such offer shall specify the aggregate Outstanding Amount offered to be prepaid (the “Specified Discount Prepayment Amount”), the Tranches of Term Loans subject to such offer and the specific percentage discount to par value (the “Specified Discount”) of the Outstanding Amount of such Term Loans to be prepaid, (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $5.0 million and whole increments of $500,000, and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date.  The Administrative Agent will promptly provide each relevant Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Lender to the Administrative Agent (or its delegate) by no later than 5:00 P.M., New York time, on the third Business Day after the date of delivery of such notice to the relevant Lenders (or such later date designated by the Administrative Agent and approved by the Borrower) (the “Specified Discount Prepayment Response Date”).

(2)Each relevant Lender receiving such offer shall notify the Administrative Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to

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accept a prepayment of any of its relevant then outstanding Term Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount of such Lender’s Outstanding Amount and Tranches of Term Loans to be prepaid at such offered discount.  Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable.  Any Lender whose Specified Discount Prepayment Response is not received by the Administrative Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept such Borrower Offer of Specified Discount Prepayment.

(3)If there is at least one Discount Prepayment Accepting Lender, the Borrower will make prepayment of outstanding Term Loans pursuant to this Section 4.4(h)(ii) to each Discount Prepayment Accepting Lender in accordance with the respective Outstanding Amount and Tranches of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to the foregoing clause (2); provided that, if the aggregate Outstanding Amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective Outstanding Amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Administrative Agent (in consultation with the Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”).  The Administrative Agent shall promptly, and in any case within three Business Days following the Specified Discount Prepayment Response Date, notify (I) the Borrower of the respective Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate Outstanding Amount of the Discounted Term Loan Prepayment and the Tranches to be prepaid, (II) each Lender of the Discounted Prepayment Effective Date, and the aggregate Outstanding Amount and the Tranches of all Term Loans to be prepaid at the Specified Discount on such date, and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the Outstanding Amount, Tranche and Type of Term Loans of such Lender to be prepaid at the Specified Discount on such date.  Each determination by the Administrative Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error.  The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with Section 4.4(h)(vi) below (subject to Section 4.4(h)(x) below).

(iii)Borrower Solicitation of Discount Range Prepayment Offers.

(1)The Borrower may from time to time solicit Discount Range Prepayment Offers by providing the Administrative Agent with three Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to each Lender or to each Lender with respect to any Tranche on an individual Tranche basis, (II) any such notice shall specify the maximum aggregate Outstanding Amount of the relevant Term Loans that the Borrower is willing to prepay at a discount (the “Discount Range Prepayment Amount”), the Tranches of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the Outstanding Amount of such Term Loans willing to be prepaid by the Borrower, (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $5.0 million

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and whole increments of $500,000, and (IV) each such solicitation by the Borrower shall remain outstanding through the Discount Range Prepayment Response Date.  The Administrative Agent will promptly provide each relevant Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding relevant Lender to the Administrative Agent (or its delegate) by no later than 5:00 P.M., New York time, on the third Business Day after the date of delivery of such notice to the relevant Lenders (or such later date as may be designated by the Administrative Agent and approved by the Borrower) (the “Discount Range Prepayment Response Date”).  Each relevant Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow prepayment of any or all of its then outstanding Term Loans and the maximum aggregate Outstanding Amount and Tranches of such Term Loans such Lender is willing to have prepaid at the Submitted Discount (the “Submitted Amount”).  Any Lender whose Discount Range Prepayment Offer is not received by the Administrative Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.

(2)The Administrative Agent shall review all Discount Range Prepayment Offers received by it by the Discount Range Prepayment Response Date and will determine (in consultation with the Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this Section 4.4(h)(iii).  The Borrower agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Administrative Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate Outstanding Amount equal to the lesser of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts.  Each Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following Section 4.4(h)(iii)(3)) at the Applicable Discount (each such Lender, a “Participating Lender”).

(3)If there is at least one Participating Lender, the Borrower will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate Outstanding Amount and of the Tranches specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the Outstanding Amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Administrative Agent (in consultation with the Borrower

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and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) will calculate such proration (the “Discount Range Proration”).  The Administrative Agent shall promptly, and in any case within three Business Days following the Discount Range Prepayment Response Date, notify (w) the Borrower of the respective Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate Outstanding Amount of the Discounted Term Loan Prepayment and the Tranches to be prepaid, (x) each Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate Outstanding Amount and Tranches of all Term Loans to be prepaid at the Applicable Discount on such date, (y) each Participating Lender of the aggregate Outstanding Amount and Tranches of such Lender to be prepaid at the Applicable Discount on such date, and (z) if applicable, each Identified Participating Lender of the Discount Range Proration.  Each determination by the Administrative Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error.  The payment amount specified in such notice to the Borrower shall be due and payable by such Borrower on the Discounted Prepayment Effective Date in accordance with Section 4.4(h)(vi) below (subject to Section 4.4(h)(x) below).

(iv)Borrower Solicitation of Discounted Prepayment Offers.

(1)The Borrower may from time to time solicit Solicited Discounted Prepayment Offers by providing the Administrative Agent with three Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to each Lender or to each Lender with respect to any Tranche on an individual Tranche basis, (II) any such notice shall specify the maximum aggregate Outstanding Amount of the Term Loans and the Tranches of Term Loans the Borrower is willing to prepay at a discount (the “Solicited Discounted Prepayment Amount”), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $5.0 million and whole increments of $500,000, and (IV) each such solicitation by the Borrower shall remain outstanding through the Solicited Discounted Prepayment Response Date.  The Administrative Agent will promptly provide each relevant Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Lender to the Administrative Agent (or its delegate) by no later than 5:00 P.M., New York City time on the third Business Day after the date of delivery of such notice to the relevant Lenders (or such later date as may be designated by the Administrative Agent and approved by Borrower) (the “Solicited Discounted Prepayment Response Date”).  Each Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Lender is willing to allow prepayment of its then outstanding Term Loans and the maximum aggregate Outstanding Amount and Tranches of such Term Loans (the “Offered Amount”) such Lender is willing to have prepaid at the Offered Discount.  Any Lender whose Solicited Discounted Prepayment Offer is not received by the Administrative Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount to their par value.

(2)The Administrative Agent shall promptly provide the Borrower with a copy of all Solicited Discounted Prepayment Offers received by it by the Solicited Discounted Prepayment Response Date.  The Borrower shall review all such Solicited Discounted Prepayment Offers and

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select, at its sole discretion, the smallest of the Offered Discounts specified by the relevant responding Lenders in the Solicited Discounted Prepayment Offers that the Borrower is willing to accept (the “Acceptable Discount”), if any; provided that the Acceptable Discount shall not be an Offered Discount that is larger than the smallest Offered Discount for which the sum of all Offered Amounts affiliated with Offered Discounts that are larger than or equal to such smallest Offered Discount would, if purchased at such smallest Offered Discount, yield an amount at least equal to the Solicited Discounted Prepayment Amount.  If the Borrower elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by the Borrower from the Administrative Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this clause (2) (the “Acceptance Date”), the Borrower shall submit an Acceptance and Prepayment Notice to the Administrative Agent setting forth the Acceptable Discount.  If the Administrative Agent shall fail to receive an Acceptance and Prepayment Notice from the Borrower by the Acceptance Date, the Borrower shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(3)Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Administrative Agent by the Solicited Discounted Prepayment Response Date, within three Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Administrative Agent will determine (in consultation with the Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) the aggregate Outstanding Amount and the Tranches of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by the Borrower at the Acceptable Discount in accordance with this Section 4.4(h)(iv).  If the Borrower elects to accept any Acceptable Discount, then the Borrower agrees to accept all Solicited Discounted Prepayment Offers received by the Administrative Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount.  Each Lender that has submitted a Solicited Discounted Prepayment Offer to accept prepayment at an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required proration pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”).  The Borrower will prepay outstanding Term Loans pursuant to this Section 4.4(h)(iv) to each Qualifying Lender in the aggregate Outstanding Amount and of the Tranches specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the Outstanding Amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Administrative Agent (in consultation with the Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) will calculate such proration (the “Solicited Discount Proration”).  On or prior to the Discounted Prepayment Determination Date, the Administrative Agent shall promptly notify (w) the Borrower of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the

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Tranches to be prepaid, (x) each Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the Tranches to be prepaid at the Applicable Discount on such date, (y) each Qualifying Lender of the aggregate Outstanding Amount and the Tranches of such Lender to be prepaid at the Acceptable Discount on such date, and (z) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration.  Each determination by the Administrative Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error.  The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with Section 4.4(h)(vi) below (subject to Section 4.4(h)(x) below).

(v)Expenses.  In connection with any Discounted Term Loan Prepayment, the Borrower and the Lenders acknowledge and agree that the Administrative Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of reasonable out-of-pocket costs and expenses from the Borrower in connection therewith.

(vi)Payment.  If any Term Loan is prepaid in accordance with Sections 4.4(h)(ii) through (iv) above, the Borrower shall prepay such Term Loans on the Discounted Prepayment Effective Date.  The Borrower shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 11:00 A.M. (New York City time) on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the Term Loans in inverse order of maturity.  The Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date.  Each prepayment of the outstanding Term Loans pursuant to this Section 4.4(h) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable.  The aggregate Outstanding Amount of the Tranches of the Term Loans outstanding shall be deemed reduced by the full par value of the aggregate Outstanding Amount of the Tranches of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment.  The Lenders hereby agree that, in connection with a prepayment of Term Loans pursuant to this Section 4.4(h) and notwithstanding anything to the contrary contained in this Agreement, (i) interest in respect of the Term Loans may be made on a non-pro rata basis among the Lenders holding such Term Loans to reflect the payment of accrued interest to certain Lenders as provided in this Section 4.4(h)(vi) and (ii) all subsequent prepayments and repayments of the Term Loans (except as otherwise contemplated by this Agreement) shall be made on a pro rata basis among the respective Lenders based upon the then outstanding principal amounts of the Term Loans then held by the respective Lenders after giving effect to any prepayment pursuant to this Section 4.4(h) as if made at par.  It is also understood and agreed that  prepayments pursuant to this Section 4.4(h) shall not be subject to Section 4.4(a), or, for the avoidance of doubt, Section 11.7(a) or the pro rata allocation requirements of Section 4.8(a).

(vii)Other Procedures.  To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 4.4(h), established by the Administrative Agent acting in its reasonable discretion and as reasonably agreed by the Borrower.

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(viii)Notice.  Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 4.4(h), each notice or other communication required to be delivered or otherwise provided to the Administrative Agent (or its delegate) shall be deemed to have been given upon the Administrative Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.

(ix)Actions of Administrative Agent.  Each of the Borrower and the Lenders acknowledges and agrees that Administrative Agent may perform any and all of its duties under this Section 4.4(h) by itself or through any Affiliate of the Administrative Agent and expressly consents to any such delegation of duties by the Administrative Agent to such Affiliate and the performance of such delegated duties by such Affiliate.  The exculpatory provisions in this Agreement shall apply to each Affiliate of the Administrative Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 4.4(h) as well as to activities of the Administrative Agent in connection with any Discounted Term Loan Prepayment provided for in this Section 4.4(h).

(x)Revocation.  The Borrower shall have the right, by written notice to the Administrative Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is so revoked, any failure by the Borrower to make any prepayment to a Lender pursuant to this Section 4.4(h) shall not constitute a Default or Event of Default under Section 9.1 or otherwise).

(xi)No Obligation.  This Section 4.4(h) shall not (i) require the Borrower to undertake any prepayment pursuant to this Section 4.4(h) or (ii) limit or restrict the Borrower from making voluntary prepayments of the Term Loans in accordance with the other provisions of this Agreement.

(i)Upon at least three Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, on any day, permanently to reduce either or both of the Tranche B Initial Term Loan Commitments and the Tranche B Delayed Draw Commitments, in whole or in part.  Any such notice may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

4.5Administrative Agent’s Fee; Other Fees.  (a) The Borrower agrees to pay to the Administrative Agent the fees set forth in clause (x) of the second to last paragraph of Section 5 of the Engagement Letter.

(b)If on or prior to the first anniversary of the Closing Date the Borrower makes an optional prepayment in full of the Initial Term Loans pursuant to an Initial Term Loan Repricing

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Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, a prepayment premium of 1.0% of the aggregate principal amount of Initial Term Loans being prepaid.  If, on or prior to the first anniversary of the Closing Date, any Lender is replaced pursuant to Section 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Section 11.6(g) to replace the Loans or Commitments under any Facility or Tranche) that results in an Initial Term Loan Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Section 11.1(g)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium described in the preceding sentence.

(c)If on or prior to December 31, 2013 the Borrower makes an optional prepayment in full of the Tranche B Term Loans (except a prepayment required to be made pursuant to Section 8 of the First Incremental Amendment) pursuant to a Tranche B Term Loan Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Tranche B Term Lender, a prepayment premium of 1.0% of the aggregate principal amount of Tranche B Term Loans being prepaid.  If, on or prior December 31, 2013, any Tranche B Term Lender is replaced pursuant to Section 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Section 11.6(g) to replace the Loans or Commitments under any Facility or Tranche) that results in a Tranche B Term Loan Repricing Transaction, such Tranche B Term Lender (and not any Person who replaces such Tranche B Term Lender pursuant to Section 11.1(g)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium described in the preceding sentence.

(d)The Borrower shall pay to the Administrative Agent, for the ratable account of each Tranche B Term Lender having a Tranche B Initial Term Loan Commitment or a Tranche B Delayed Draw Commitment, as the case may be, (i) a commitment fee (the “Tranche B Initial Term Loan Commitment Fee”) in Dollars, which shall accrue on each day of the Tranche B Initial Term Loan Ticking Fee Period at a rate per annum equal to the Ticking Fee Rate in effect for such day on the amount of the unutilized Tranche B Initial Term Loan Commitment of such Tranche B Term Lender as of such day and (ii) a commitment fee (the “Tranche B Delayed Draw Commitment Fee”, and together with the Tranche B Initial Term Loan Commitment Fee, the “Commitment Fee”) in Dollars, which shall accrue on each day of the Tranche B Delayed Draw Ticking Fee Period at a rate per annum equal to the Ticking Fee Rate in effect for such day on the amount of the unutilized Tranche B Delayed Draw Commitment of such Tranche B Term Lender as of such day.

The Tranche B Initial Term Loan Commitment Fee shall be due and payable on the last day of each March, June, September and December during the Tranche B Initial Term Loan Ticking Fee Period and on the last day of the Tranche B Initial Term Loan Ticking Fee Period.  The Tranche B Delayed Draw Commitment Fee shall be due and payable on the last day of each March, June, September and December during the Tranche B Delayed Draw Ticking Fee Period and on the last day of the Tranche B Delayed Draw Ticking Fee Period.  The Commitment Fee shall be calculated quarterly in arrears on the basis of a 360-day year for the actual days elapsed.  Notwithstanding anything to the contrary in this Agreement, (A) no Commitment Fee shall accrue on the Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (B) any Commitment Fee accrued with respect to the Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender.

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(e)If on or prior to May 21, 2017 the Borrower makes an optional prepayment in full of the Tranche C Term Loans pursuant to a Tranche C Term Loan Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Tranche C Term Lender, a prepayment premium of 1.0% of the aggregate principal amount of Tranche C Term Loans being prepaid.  If, on or prior May 21, 2017, any Tranche C Term Lender is replaced pursuant to Section 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Section 11.6(g) to replace the Loans or Commitments under any Facility or Tranche) that results in a Tranche C Term Loan Repricing Transaction, such Tranche C Term Lender (and not any Person who replaces such Tranche C Term Lender pursuant to Section 11.1(g)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium described in the preceding sentence.

4.6Computation of Interest and Fees.  (a) Interest (other than interest based on the Prime Rate) shall be calculated on the basis of a 360-day year for the actual days elapsed; and interest based on the Prime Rate shall be calculated on the basis of a 365 day year (or 366-day year, as the case may be) for the actual days elapsed.  The Administrative Agent shall as soon as practicable notify the Borrower and the affected Lenders of each determination of an Adjusted LIBOR Rate.  Any change in the interest rate on a Term Loan resulting from a change in the Alternate Base Rate or the Statutory Reserves shall become effective as of the opening of business on the day on which such change becomes effective.  The Administrative Agent shall as soon as practicable notify the Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate.

(b)Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.  The Administrative Agent shall, at the request of the Borrower or any Lender, deliver to the Borrower or such Lender a statement showing in reasonable detail the calculations used by the Administrative Agent in determining any interest rate pursuant to Section 4.1, excluding any LIBOR Rate which is based upon the Reuters Monitor Money Rates Service page and any ABR Loan which is based upon the Alternate Base Rate.

4.7Inability to Determine Interest Rate.  If prior to the first day of any Interest Period, the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted LIBOR Rate with respect to any Eurodollar Loan for such Interest Period (the “Affected Eurodollar Rate”), the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter.  If such notice is given (a) any Eurodollar Loans the rate of interest applicable to which is based on the Affected Eurodollar Rate requested to be made on the first day of such Interest Period shall be made as ABR Loans and (b) any Term Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans the rate of interest applicable to which is based upon the Affected Eurodollar Rate shall be converted to or continued as ABR Loans.  Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans the rate of interest applicable to which is based upon the Affected Eurodollar Rate shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans, the rate of interest applicable to which is based upon the Affected Eurodollar Rate.

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4.8Pro Rata Treatment and Payments.  (a) Except as expressly otherwise provided herein, each payment (including each prepayment, but excluding payments made pursuant to Section 2.7, 2.8, 4.5(b), 4.5(c), 4.5(d), 4.5(e), 4.9, 4.10, 4.11, 4.12, 4.13(d), 4.14, 11.1(g) or 11.6) by the Borrower on account of principal of and interest on account of any Term Loans of a given Tranche (other than (w) payments in respect of any difference in the Applicable Margin, Adjusted LIBOR Rate or Alternate Base Rate in respect of any Tranche, (x) any payments pursuant to Section 4.4(b) to the extent declined by any Lender in accordance with Section 4.4(d) and (y) any payments pursuant to Section 4.4(h) which shall be allocated as set forth in Section 4.4(h)) shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Term Loans of such Tranche then held by the respective Lenders; provided that a Lender may, at its option, and if agreed by the Borrower, exchange such Lender’s portion of a Term Loan to be prepaid for Rollover Indebtedness, in lieu of such Lender’s pro rata portion of such prepayment, pursuant to the last sentence of Section 4.4(c).  All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made on or prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 P.M., New York City time), on the due date thereof to the Administrative Agent for the account of the Lenders holding the relevant Term Loans, the Lenders, the Administrative Agent, or the Other Representatives, as the case may be, at the Administrative Agent’s office specified in Section 11.2, in Dollars in immediately available funds.  Payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day.  The Administrative Agent shall distribute such payments to such Lenders or Other Representatives, as the case may be, if any such payment is received prior to 2:00 P.M., New York City time, on a Business Day, in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent shall distribute such payment to such Lenders or Other Representatives, as the case may be, on the next succeeding Business Day.  If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.  If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.  This Section 4.8(a) may be amended in accordance with Section 11.1(d) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new Tranches added pursuant to Sections 2.6 and 2.8, as applicable.

(b)Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower in respect of such borrowing a corresponding amount.  If such amount is not made available to the

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Administrative Agent by the required time on, as applicable, the Closing Date, the First Incremental Amendment Effective Date, the First Incremental Amendment Closing Date ~~or~~, the Tranche B Delayed Draw Closing or the Third Amendment Closing Date therefor, such Lender shall pay to the Administrative Agent on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent.  A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 4.8(b) shall be conclusive in the absence of manifest error.

4.9Illegality.  Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof in each case occurring after the ~~First Incremental~~Third Amendment ~~Effective~~Closing Date shall make it unlawful for any Lender to make or maintain any Eurodollar Loans as contemplated by this Agreement (“Affected Loans”), (a) such Lender shall promptly give written notice of such circumstances to the Borrower and the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Affected Loans, continue Affected Loans as such and convert an ABR Loan to an Affected Loan shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such Lender to make or maintain such Affected Loans, such Lender shall then have a commitment only to make an ABR Loan when an Affected Loan is requested ~~and~~, (c) such Lender’s Loans then outstanding as Affected Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Affected Loans or within such earlier period as required by law and law and (d) such Lender’s then outstanding Affected Loans, if any, not converted to ABR Loans pursuant to clause (c) of this Subsection 4.9 shall, at the option of the Borrower (i) be prepaid with accrued interest thereon on the last day of the then current Interest Period with respect thereto (or such earlier date as may be required by any such Requirement of Law) or (ii) bear interest at an alternate rate which reflects such Lender’s cost of funding such Loans, as reasonably determined by the Administrative Agent, plus the Applicable Margin hereunder.  If any such conversion or prepayment of an Affected Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.12.

4.10Requirements of Law.  (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the ~~First Incremental~~Third Amendment ~~Effective~~Closing Date (or, if later, the date on which such Lender becomes a Lender):

(i)shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder (excluding any Tax of any kind whatsoever); or

(ii)shall impose on such Lender any other condition (excluding any Tax of any kind whatsoever);

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and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Lender, through the Administrative Agent in accordance herewith, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable with respect to such Eurodollar Loans; provided that, in any such case, the Borrower may elect to convert the Eurodollar Loans made by such Lender hereunder to ABR Loans by giving the Administrative Agent at least one Business Day’s notice of such election, in which case the Borrower shall promptly pay to such Lender, upon demand, without duplication, amounts theretofore required to be paid to such Lender pursuant to this Section 4.10(a) and such amounts, if any, as may be required pursuant to Section 4.12.  If any Lender becomes entitled to claim any additional amounts pursuant to this Section 4.10(a), it shall provide prompt notice thereof to the Borrower, through the Administrative Agent, certifying (x) that one of the events described in this clause (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof.  Such a certificate as to any additional amounts payable pursuant to this Section 4.10(a) submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error.  Notwithstanding anything to the contrary in this Section 4.10(a), the Borrower shall not be required to compensate a Lender pursuant to this Section 4.10(a) (i) for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender’s intention to claim compensation therefor ~~(~~except that, if the adoption of or change in any Requirement of Law or in the interpretation or application thereof giving rise to such increased costs or reductions is retroactive, then provided such Lender shall, within six months of such adoption, change, interpretation or application, have notified the Borrower of such Lender’s intention to claim compensation therefor, the six-month period first referred to in this sentence shall be extended to include the period of retroactive effect ~~thereof)~~therefor or (ii) for any amounts, if such Lender is applying this provision to the Borrower in a manner that is inconsistent with its application of “increased cost” or other similar provisions under other syndicated credit agreements to similarly situated borrowers.  This covenant shall survive the termination of this Agreement and the payment of the Term Loans and all other amounts payable hereunder.

(b)If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or liquidity or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) from any Governmental Authority, in each case, made subsequent to the ~~First Incremental~~Third Amendment ~~Effective~~Closing Date, does or shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy or liquidity) by an amount deemed by such Lender to be material, then from time to time, within ten Business Days after submission by such Lender to the Borrower (through the Administrative Agent) of a written

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request therefor certifying (x) that one of the events described in this clause (b) has occurred and describing in reasonable detail the nature of such event, (y) as to the reduction of the rate of return on capital resulting from such event and (z) as to the additional amount or amounts demanded by such Lender or corporation and a reasonably detailed explanation of the calculation thereof, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or corporation for such reduction.  Such a certificate as to any additional amounts payable pursuant to this Section 4.10(b) submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error.  Notwithstanding anything to the contrary in this Section 4.10(b), the Borrower shall not be required to compensate a Lender pursuant to this Section 4.10(b) (i) for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender’s intention to claim compensation therefor ~~(~~except that, if the adoption of or change in any Requirement of Law or in the interpretation or application thereof giving rise to such increased costs or reductions is retroactive, then provided such Lender shall, within six months of such adoption, change, interpretation or application, have notified the Borrower of such Lender’s intention to claim compensation therefor, the six-month period first referred to in this sentence shall be extended to include the period of retroactive effect ~~thereof)~~therefor or (ii) for any amounts, if such Lender is applying this provision to the Borrower in a manner that is inconsistent with its application of “increased cost” or other similar provisions under other syndicated credit agreements to similarly situated borrowers..  This covenant shall survive the termination of this Agreement and the payment of the Term Loans and all other amounts payable hereunder.

(c)Notwithstanding anything herein to the contrary, (i) the Dodd Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, regulations, guidelines and directives promulgated thereunder or issued in connection therewith, and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, in each case, shall be deemed to have been enacted, adopted, promulgated or issued, as applicable, subsequent to the Closing Date for all purposes herein.

4.11Taxes.  (a) Except as provided below in this Section 4.11 or as required by law (which, for purposes of this Section 4.11, shall include FATCA), all payments made by the Borrower or the Agents under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of any Taxes; provided that if any Non-Excluded Taxes are required to be withheld from any amounts payable by the Borrower to any Agent or any Lender hereunder or under any Notes, the amounts so payable by the Borrower shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Borrower shall be entitled to deduct and withhold, and the Borrower shall not be required to indemnify for, any Non-Excluded Taxes, and any such amounts payable by the Borrower to or for the account of any Agent or Lender shall not be increased (x) if such Agent or Lender fails to comply with the requirements of clause (b), (c) or (d) of this Section 4.11 or with the requirements of Section 4.13, or (y) with respect to any Non-Excluded Taxes imposed in connection with the payment of any fees paid under this Agreement unless such Non-Excluded Taxes are imposed as a result of a Change in

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Law, or (z) with respect to any Non-Excluded Taxes imposed by the United States or any state or political subdivision thereof, unless such Non-Excluded Taxes are imposed as a result of a change in treaty, law or regulation that occurred after the later of (i) the date that such Agent became an Agent hereunder or such Lender became a Lender hereunder (or, if such Agent or Lender is a non-U.S. intermediary or flow-through entity for U.S. federal income tax purposes, after the relevant beneficiary or member of such Agent or Lender became such a beneficiary or member, if later) ~~and~~, (ii) the First Incremental Amendment Effective Date and (iii) the Third Amendment Closing Date (any such change, at such time, a “Change in Law”).  Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of the respective Lender or Agent, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof.  If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate Governmental Authority in accordance with applicable law or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent, the Lenders and the Agents for any incremental Taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure.  The agreements in this Section 4.11 shall survive the termination of this Agreement and the payment of the Term Loans and all other amounts payable hereunder.

(b)Each Agent and each Lender that is not a United States Person shall:

(i)(1) on or before the date of any payment by the Borrower under this Agreement or any Notes to, or for the account of, such Agent or Lender, deliver to the Borrower and the Administrative Agent (A) two accurate and complete original signed Internal Revenue Service Forms W-8BEN (certifying that it is a resident of the applicable country within the meaning of the income tax treaty between the United States and that country) or Forms W-8ECI, or successor applicable form, as the case may be, in each case certifying that it is entitled to receive all payments under this Agreement and any Notes without deduction or withholding of any United States federal income taxes, and (B) such other forms, documentation or certifications, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under this Agreement and any Notes;

(2)deliver to the Borrower and the Administrative Agent two further original signed forms or certifications provided in Section 4.11(b)(i)(1) on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form or certificate previously delivered by it to the Borrower;

(3)obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent; and

(4)deliver, to the extent legally entitled to do so, upon reasonable request by the Borrower, to the Borrower and the Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from, or reduction of, withholding with respect to payments under this Agreement and any Notes, provided that, in determining the reasonableness of a request under this clause (4), such Lender shall be entitled to

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consider the cost (to the extent unreimbursed by any Loan Party) which would be imposed on such Lender of complying with such request; or

(ii)in the case of any such Lender that is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code and is claiming the so-called “portfolio interest exemption”,

(1)represent to the Borrower and the Administrative Agent that it is not (A) a bank within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code;

(2)deliver to the Borrower on or before the date of any payment by the Borrower with a copy to the Administrative Agent, (A) two certificates substantially in the form of Exhibit D hereto (any such certificate a “U.S. Tax Compliance Certificate”) and (B) two accurate and complete original signed Internal Revenue Service Forms W-8BEN, or successor applicable form, certifying to such Lender’s legal entitlement at the date of such form to an exemption from U.S. withholding tax under the provisions of Section 871(h) or Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes and (C) such other forms, documentation or certifications, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under this Agreement and any Notes (and shall also deliver to the Borrower and the Administrative Agent two further original signed forms or certificates on or before the date the previous forms or certificates expire or become obsolete and after the occurrence of any event requiring a change in the most recently provided forms or certificates and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Administrative Agent for filing and completing such forms or certificates); and

(3)deliver, to the extent legally entitled to do so, upon reasonable request by the Borrower, to the Borrower and the Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from, or reduction of, withholding with respect to payments under this Agreement and any Notes, provided that, in determining the reasonableness of a request under this clause (3), such Lender shall be entitled to consider the cost (to the extent unreimbursed by the Borrower) which would be imposed on such Lender of complying with such request; or

(iii)in the case of any such Agent or Lender that is a non-U.S. intermediary or flow-through entity for U.S. federal income tax purposes,

(1)on or before the date of any payment by the Borrower under this Agreement or any Notes to, or for the account of, such Agent or Lender, deliver to the Borrower and the Administrative Agent two accurate and complete original signed Internal Revenue Service Forms W-8IMY and, if any beneficiary or member of such Lender is claiming the so-called “portfolio interest exemption”, (I) represent to the Borrower and the Administrative Agent that such Lender is not (A) a bank within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and (II) also deliver to the Borrower and the Administrative Agent two U.S. Tax Compliance Certificates

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certifying to such Lender’s legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes; and

(A)with respect to each beneficiary or member of such Agent or Lender that is not claiming the so-called “portfolio interest exemption”, also deliver to the Borrower and the Administrative Agent (I) two copies of such beneficiary’s or member’s accurate and complete original signed Internal Revenue Service Form W-8BEN (certifying that such beneficiary or member is a resident of the applicable country within the meaning of the income tax treaty between the United States and that country), Form W-8ECI or Form W-9, or successor applicable form, as the case may be, in each case so that each such beneficiary or member is entitled to receive all payments under this Agreement and any Notes without deduction or withholding of any United States federal income taxes and (II) such other forms, documentation or certifications, as the case may be, certifying that each such beneficiary or member is entitled to an exemption from United States backup withholding tax with respect to all payments under this Agreement and any Notes; and

(B)with respect to each beneficiary or member of such Lender that is claiming the so-called “portfolio interest exemption”, (I) represent to the Borrower and the Administrative Agent that such beneficiary or member is not (1) a bank within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and (II) also deliver to the Borrower and the Administrative Agent two U.S. Tax Compliance Certificates with respect to each beneficiary or member (which may be provided by such Lender on behalf of such beneficiary or member) and two copies of such beneficiary’s or member’s accurate and complete original signed Internal Revenue Service Form W-8BEN, or successor applicable form, certifying to such beneficiary’s or member’s legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 871(h) or Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes, and (III) also deliver to the Borrower and the Administrative Agent such other forms, documentation or certifications, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under this Agreement and any Notes;

(2)deliver to the Borrower and the Administrative Agent two further signed copies or originals (as applicable) of any forms, certificates or certifications referred to above on or before the date any such form, certificate or certification expires or becomes obsolete, or any beneficiary or member changes, and after the occurrence of any event requiring a change in the most recently provided form, certificate or certification and obtain such extensions of time reasonably requested by the Borrower or the Administrative Agent for filing and completing such forms, certificates or certifications; and

(3)deliver, to the extent legally entitled to do so, upon reasonable request by the Borrower, to the Borrower and the Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Agent or Lender (or beneficiary or member) to an exemption from, or reduction of, withholding with respect to payments under this Agreement and any Notes, provided that in determining the reasonableness of a request under this clause (3)

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such Agent or Lender shall be entitled to consider the cost (to the extent unreimbursed by the Borrower) which would be imposed on such Agent or Lender (or beneficiary or member) of complying with such request;

unless, in any such case, there has been a Change in Law which renders all such forms inapplicable or which would prevent such Agent or such Lender (or such beneficiary or member) from duly completing and delivering any such form with respect to it and such Agent or such Lender so advises the Borrower and the Administrative Agent.

(c)Each Lender and each Agent, in each case that is a United States Person, shall, on or before the date of any payment by the Borrower under this Agreement or any Notes to such Lender or Agent, deliver to the Borrower and the Administrative Agent two accurate and complete original signed Internal Revenue Service Forms W-9, or successor form, certifying that such Lender or Agent is a United States Person and that such Lender or Agent is entitled to complete exemption from United States backup withholding tax.

(d)Notwithstanding the foregoing, if the Administrative Agent is not a United States Person, on or before the date of any payment by the Borrower under this Agreement or any Notes to the Administrative Agent, the Administrative Agent shall:

(i)deliver to the Borrower (A) two accurate and complete original signed Internal Revenue Service Forms W-8ECI, or successor applicable form, with respect to any amounts payable to the Administrative Agent for its own account, (B) two accurate and complete original signed Internal Revenue Service Forms W-8IMY, or successor applicable form, with respect to any amounts payable to the Administrative Agent for the account of others, certifying that it is a “U.S. branch” and that the payments it receives for the account of others are not effectively connected with the conduct of its trade or business in the United States and that it is using such form as evidence of its agreement with the Borrower to be treated as a U.S. person with respect to such payments (and the Borrower and the Administrative Agent agree to so treat the Administrative Agent as a U.S. person with respect to such payments as contemplated by U.S. Treasury Regulation § 1.1441-1(b)(2)(iv)) or (C) such other forms or certifications as may be sufficient under applicable law to establish that the Administrative Agent is entitled to receive any payment by the Borrower under this Agreement or any Notes (whether for its own account or for the account of others) without deduction or withholding of any United States federal income taxes;

(ii)deliver to the Borrower two further original signed forms or certifications provided in Section 4.11(d)(i) on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form or certificate previously delivered by it to the Borrower; and

(iii)obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent.

(e)If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA, such Lender shall deliver to the Administrative Agent and the Borrower, at the time or times prescribed by law and at such time or times

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reasonably requested by the Administrative Agent or the Borrower, such documentation prescribed by applicable law and such additional documentation reasonably requested by the Administrative Agent or the Borrower as may be necessary for the Administrative Agent and the Borrower to comply with their respective obligations (including any applicable reporting requirements) under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment.  For the avoidance of doubt, the Borrower and the Administrative Agent shall be permitted to withhold any Taxes imposed by FATCA.

4.12Indemnity.  The Borrower agrees to indemnify each Lender in respect of Extensions of Credit made, or requested to be made, to the Borrower, and to hold each such Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender’s gross negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable decision) as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment or conversion of Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement, (c) the making of a payment or prepayment of Eurodollar Loans or the conversion of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto or (d) the revocation of a redemption notice in respect of Eurodollar Loans delivered by the Borrower in accordance with the provisions of Section 4.4(a).  Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or converted, or not so borrowed, converted or continued, for the period from the date of such prepayment or conversion or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market.  If any Lender becomes entitled to claim any amounts under the indemnity contained in this Section 4.12, it shall provide prompt notice thereof to the Borrower, through the Administrative Agent, certifying (x) that one of the events described in clause (a), (b), (c) or (d) has occurred and describing in reasonable detail the nature of such event, (y) as to the loss or expense sustained or incurred by such Lender as a consequence thereof and (z) as to the amount for which such Lender seeks indemnification hereunder and a reasonably detailed explanation of the calculation thereof.  Such a certificate as to any indemnification pursuant to this Section 4.12 submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error.  The Borrower shall pay such Lender the amount shown as due on any such certificate within five Business Days after receipt thereof.  This covenant shall survive the termination of this Agreement and the payment of the Term Loans and all other amounts payable hereunder.

4.13Certain Rules Relating to the Payment of Additional Amounts.  (a) Upon the request, and at the expense of the Borrower, each Lender and Agent to which the Borrower is required to pay any additional amount pursuant to Section 4.11, and any Participant in respect of whose

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participation such payment is required, shall reasonably afford the Borrower the opportunity to contest, and reasonably cooperate with the Borrower in contesting, the imposition of any Non-Excluded Tax giving rise to such payment; provided that (i) such Lender or Agent shall not be required to afford the Borrower the opportunity to so contest unless the Borrower shall have confirmed in writing to such Lender or Agent its obligation to pay such amounts pursuant to this Agreement and (ii) the Borrower shall reimburse such Lender or Agent for its reasonable attorneys’ and accountants’ fees and disbursements incurred in so cooperating with the Borrower in contesting the imposition of such Non-Excluded Tax; provided, however, that notwithstanding the foregoing no Lender or Agent shall be required to afford the Borrower the opportunity to contest, or cooperate with the Borrower in contesting, the imposition of any Non-Excluded Taxes, if such Lender or Agent in its sole discretion in good faith determines that to do so would have an adverse effect on it.

(b)If a Lender changes its applicable lending office (other than (i) pursuant to clause (c) below or (ii) after an Event of Default under Section 9.1(a) or (f) has occurred and is continuing) and the effect of such change, as of the date of such change, would be to cause the Borrower to become obligated to pay any additional amount under Section 4.10 or 4.11, the Borrower shall not be obligated to pay such additional amount.

(c)If a condition or an event occurs which would, or would upon the passage of time or giving of notice, result in the payment of any additional amount to any Lender or Agent by the Borrower pursuant to Section 4.10 or 4.11 or result in Affected Loans or commitments to make Affected Loans being automatically converted to ABR Loans or commitments to make ABR Loans, as the case may be, pursuant to Section 4.9, such Lender or Agent shall promptly notify the Borrower and the Administrative Agent and shall take such steps as may reasonably be available to it to mitigate the effects of such condition or event (which shall include efforts to rebook the Term Loans held by such Lender at another lending office, or through another branch or an affiliate, of such Lender); provided that such Lender or Agent shall not be required to take any step that, in its reasonable judgment, would be materially disadvantageous to its business or operations or would require it to incur additional costs (unless the Borrower agrees to reimburse such Lender or Agent for the reasonable incremental out-of-pocket costs thereof).

(d)If the Borrower shall become obligated to pay additional amounts pursuant to Section 4.10 or 4.11 and any affected Lender shall not have promptly taken steps necessary to avoid the need for payments under Section 4.10 or 4.11 or if Affected Loans or commitments to make Affected Loans are automatically converted to ABR Loans or commitments to make ABR Loans, as the case may be, under Section 4.9 and any affected Lender shall not have promptly taken steps necessary to avoid the need for such conversion under Section 4.9, the Borrower shall have the right, for so long as such obligation remains, (i) with the assistance of the Administrative Agent to seek one or more substitute Lenders reasonably satisfactory to the Administrative Agent and the Borrower to purchase the affected Term Loan, in whole or in part, at an aggregate price no less than such Term Loan’s principal amount plus accrued interest, and assume the affected obligations under this Agreement, or (ii) so long as no Event of Default under Section 9.1(a) or (f) then exists or will exist immediately after giving effect to the respective prepayment, upon notice to the Administrative Agent to prepay the affected Term Loan, in whole or in part, subject to Section 4.12, without premium or penalty.  In the case of the substitution of a Lender, then, the Borrower, the Administrative Agent, the affected Lender, and

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any substitute Lender shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to Section 11.6(b) to effect the assignment of rights to, and the assumption of obligations by, the substitute Lender; provided that any fees required to be paid by Section 11.6(b) in connection with such assignment shall be paid by the Borrower or the substitute Lender.  In the case of a prepayment of an affected Term Loan, the amount specified in the notice shall be due and payable on the date specified therein, together with any accrued interest to such date on the amount prepaid.  In the case of each of the substitution of a Lender and of the prepayment of an affected Term Loan, the Borrower shall first pay the affected Lender any additional amounts owing under Sections 4.10 and 4.11 (as well as any commitment fees and other amounts then due and owing to such Lender, including any amounts under this Section 4.13) prior to such substitution or prepayment. In the case of the substitution of a Lender pursuant to this Section 4.13(d), if the Lender being replaced does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the assignee Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (b) the date as of which all obligations of the Borrower owing to such replaced Lender relating to the Term Loans and participations so assigned shall be paid in full by the assignee Lender and/or the Borrower to such Lender being replaced, then the Lender being replaced shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Lender.

(e)If any Agent or any Lender receives a refund directly attributable to Taxes for which the Borrower has made additional payments pursuant to Section 4.11(a), such Agent or such Lender, as the case may be, shall promptly pay such refund (together with any interest with respect thereto received from the relevant taxing authority, but net of any reasonable cost incurred in connection therewith) to the Borrower; provided, however, that the Borrower agrees promptly to return such refund (together with any interest with respect thereto due to the relevant taxing authority) (free of all Non-Excluded Taxes) to such Agent or the applicable Lender, as the case may be, upon receipt of a notice that such refund is required to be repaid to the relevant taxing authority.

(f)The obligations of any Agent, Lender or Participant under this Section 4.13 shall survive the termination of this Agreement and the payment of the Term Loans and all amounts payable hereunder.

4.14Defaulting Lenders.  Notwithstanding anything contained in this Agreement to the contrary, if any Tranche B Term Lender or Tranche C Term Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Tranche B Term Lender or Tranche C Term Lender, as applicable, is a Defaulting Lender:

(a)the Borrower shall have the right, at its sole expense and effort to seek one or more Persons reasonably satisfactory to the Administrative Agent and the Borrower to each become a substitute Tranche B Term Lender or Tranche C Term Lender, as applicable, and assume all or part of the Tranche B Term Loan Commitment or Tranche C Term Loan Commitment, as applicable, of any such Defaulting Lender and the Borrower, the Administrative Agent and any

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such substitute Tranche B Term Lender or Tranche C Term Lender, as applicable, shall execute and deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, an appropriately completed Assignment and Acceptance to effect such substitution; and

(b)any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 11.7) may, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated non-interest bearing account and, subject to any applicable Requirement of Law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iii) third, if so determined by the Administrative Agent and the Borrower, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (iv) fourth, pro rata, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (v) fifth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction.

The rights and remedies against a Defaulting Lender under this Section 4.14 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender.  The arrangements permitted or required by this Section 4.14 shall be permitted under this Agreement, notwithstanding any limitation on Liens or the pro rata sharing provisions or otherwise.

SECTION 5

Representations and Warranties

To induce the Administrative Agent and each Lender to make the Extensions of Credit requested to be made by it on the Closing Date, the Borrower with respect to itself and its Restricted Subsidiaries, hereby represents and warrants, on the Closing Date, in each case after giving effect to the Transactions, to the Administrative Agent and the Lenders that:

5.1Existence, Qualification and Power; Compliance with Laws.  Each Loan Party (a) is a Person (i) duly organized or formed and validly existing and (ii) in good standing (to the extent such concept has a legally recognized meaning in its jurisdiction of organization) under the Laws of the jurisdiction of its organization, (b) has all requisite corporate or other organizational power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all applicable Laws and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause

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(a)(i) (other than as to the Borrower and any Material Subsidiary that is a Loan Party), clause (a)(ii) (other than as to the Borrower) or clauses (b)(i), (c), (d) or (e), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

5.2Authorization; No Contravention.  (a) The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transactions, (i) are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action and (ii) do not and will not (A) contravene the terms of any of such Person’s Organization Documents; (B) conflict with or result in any breach or contravention of, or require any payment to be made under (in each case other than in respect of Indebtedness to be repaid in connection with the Transactions), (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (C) violate any Law; except, in the case of clauses (ii)(A) (other than as to the Borrower), (ii)(B) and (ii)(C) to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect and (b) the execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transactions do not or will not result in the creation of any Lien under any Contractual Obligation to which such Person is a party or by which such Person or the properties of such Person or any of its Restricted Subsidiaries is bound (other than as permitted by Section 8.5).

5.3Governmental Authorization; Other Consents.  No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transactions, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Security Documents, (c) the perfection or maintenance of the Liens created under the Security Documents (including the priority thereof) or (d) the exercise by the Collateral Agent, Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Security Documents, except for (i) actions, filings and registrations necessary to perfect the Liens on the Collateral and the priority thereof granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain, take, give or make would not reasonably be expected to have a Material Adverse Effect.

5.4Binding Effect.  This Agreement and each other Loan Document has been duly executed and delivered by Holdings and each Loan Party that is a party thereto.  This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of Holdings and such Loan Party, enforceable against Holdings and each Loan Party that is party thereto in accordance with its terms, in each case except as such enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

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5.5Financial Statements; No Material Adverse Effect.

(a)The Audited Financial Statements fairly present in all material respects the financial condition of the Borrower and its consolidated Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.

(b)Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect on the business, operations, assets, liabilities (actual or contingent) or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole.

5.6Litigation.  There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues (i) as of the Closing Date, that pertain to this Agreement, any other Loan Document or the consummation of the Transactions or (ii) that would reasonably be expected to have a Material Adverse Effect.

5.7No Default.  Neither the Borrower nor any Restricted Subsidiary is in default under or with respect to any Contractual Obligation that would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.8Ownership of Property; Liens.  Each of the Borrower and its Restricted Subsidiaries has good title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 8.5 and except where the failure to have such title or other interests would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.9Environmental Compliance.

(a)There are no claims against the Borrower or its Restricted Subsidiaries alleging potential liability or responsibility for violation of any Environmental Law binding on their respective businesses, operations and properties that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)Except as would not reasonably be expected to have a Material Adverse Effect, (i) none of the properties currently or formerly owned or operated by the Borrower or any of its Restricted Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) there are no underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by the Borrower or any of its Restricted Subsidiaries, or on any property formerly owned or operated by the Borrower or any of its Restricted Subsidiaries requiring investigation, remediation, mitigation, removal, or assessment,

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or other response, remedial or corrective action, pursuant to Environmental Law; (iii) there is no asbestos or asbestos-containing material on any property currently owned or operated by the Borrower or any of its Restricted Subsidiaries; and (iv) Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by the Borrower or any of its Restricted Subsidiaries except for such releases, discharges or disposal that were in material compliance with Environmental Laws.

(c)The properties currently or formerly owned or leased by the Borrower or its Restricted Subsidiaries do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, (ii) require remedial action under, or (iii) would reasonably be expected to give rise to liability under, Environmental Laws, except for violations, remedial actions and liabilities that, in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(d)Neither the Borrower nor any of its Restricted Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law except for such investigation or assessment or remedial or response action that, in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(e)All Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or, to the knowledge of the Borrower, formerly owned or operated by the Borrower or any of its Restricted Subsidiaries have been disposed of in a manner not reasonably expected to result in a Material Adverse Effect.

5.10Taxes.  The Borrower and its Restricted Subsidiaries have filed all Federal and material state and other tax returns and reports required to be filed, and have paid all Federal and material state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets or otherwise due and payable by them, except those (a) which are not overdue by more than 30 days or (b) which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (c) with respect to which the failure to make such filing or payment would not reasonably be expected to have a Material Adverse Effect.

5.11ERISA Compliance.

(a)Each Plan is in compliance ~~in all material respects~~ with the applicable provisions of ERISA, the Code and other Federal or state Laws, except as would not reasonably be expected to result in a Material Adverse Effect.  Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter will be submitted to the IRS within the applicable required time period with respect thereto and, to the knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification, except as would not reasonably be expected to result in a Material Adverse Effect.  Each Loan Party and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with

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respect to any Plan, except as would not reasonably be expected to result in a Material Adverse Effect.

(b)There are no pending or, to the knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that would reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect.

(c)(i) No ERISA Event or Foreign Benefit Event has occurred or, to the knowledge of the Borrower, is reasonably expected to occur; (ii) no Pension Plan is in “at-risk status” (as defined in Section 303(i)(4) of ERISA) and no application for a waiver of the minimum funding standard has been filed with respect to any Pension Plan; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.11(c), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

5.12Subsidiaries; Equity Interests.  As of the date hereof, no Loan Party has any Restricted Subsidiaries other than those disclosed in Schedule 5.12, and all of the outstanding Equity Interests in such Restricted Subsidiaries that are owned by a Loan Party are owned free and clear of all Liens except for Permitted Liens.  As of the date hereof, Schedule 5.12 (a) sets forth the name and jurisdiction of each Restricted Subsidiary, (b) sets forth the ownership interest of the Borrower and any other Restricted Subsidiary in each Restricted Subsidiary, including the percentage of such ownership and (c) identifies each Restricted Subsidiary that is a Restricted Subsidiary the Equity Interests of which are required to be pledged hereunder or under the Security Documents.

5.13Margin Regulations; Investment Company Act.

(a)The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board), or extending credit for the purpose of purchasing or carrying margin stock and no proceeds of any Borrowings will be used by the Borrower to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

(b)Neither the Borrower nor any other Loan Party is or is required to be registered as an “investment company” under the Investment Company Act.

5.14Anti-Terrorism Law.  Except to the extent it would not reasonably be expected to have a Material Adverse Effect, to the extent applicable, each Loan Party is in compliance with the (a)

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Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (b) the Patriot Act.

5.15Sanctioned Persons.  None of the Borrower or any Restricted Subsidiary nor, to the knowledge of the Borrower, any director, officer or employee of the Borrower or any Restricted Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Borrower will not directly, or to its knowledge, indirectly use the proceeds of the Initial Term Loans ~~or~~, Tranche B Term Loans or Tranche C Term Loans for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

5.16Foreign Corrupt Practices Act.  Except to the extent it would not reasonably be expected to have a Material Adverse Effect, the Borrower has, and to the knowledge of the Borrower each of its directors, officers, agents, employees, and any person acting for or on behalf of the Borrower has, complied with, and will comply with, the U.S. Foreign Corrupt Practices Act, as amended from time to time, or any other applicable antibribery or anticorruption law; and except to the extent it would not reasonably be expected to have a Material Adverse Effect, the Borrower has not, and to the knowledge of the Borrower none of its directors, officers, agents, employees, and any person acting for or on behalf of the Borrower, its directors, officers, agents or employees have, made, offered, promised, or authorized, and the Borrower will not, and will use its commercially reasonable efforts to cause each of its directors, officers, agents, employees, and any person acting for or on its behalf to not, make, offer, promise, or authorize, whether directly or indirectly, any payment, of anything of value to: (i) an executive, official, employee or agent of a governmental department, agency or instrumentality, (ii) a director, officer, employee or agent of a wholly or partially government-owned or -controlled company or business, (iii) a political party or official thereof, or candidate for political office or (iv) an executive, official, employee or agent of a public international organization (e.g., the International Monetary Fund or the World Bank) (“Government Official”); in each case while knowing or having a reasonable belief that all or some portion will be used for the purpose of: (a) influencing any act, decision or failure to act by a Government Official in his or her official capacity, (b) inducing a Government Official to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity, or (c) securing an improper advantage; in each case in order to obtain, retain, or direct business.

5.17Labor Matters.  As of the date hereof, (a) there are no strikes, lockouts or slowdowns against the Borrower or any Restricted Subsidiary pending or, to the knowledge of the Borrower, threatened; (b) the hours worked by and payments made to employees of the Borrower and the Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters; (c) all payments due from the Borrower or any Restricted Subsidiary on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability (if required in accordance with GAAP) on the books of the Borrower or such Restricted Subsidiary; and (d) the consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Restricted Subsidiary is bound, except, with respect to each of clauses (a) through (d), as would not reasonably be expected to result in a Material Adverse Effect.

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5.18Disclosure.  No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished), in each case on or prior to the Closing Date, when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, (A) with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time of preparation, it being understood that projections are as to future events and are not to be viewed as facts, that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower and its Subsidiaries, that no assurance can be given that any particular projection will be realized and that actual results during the period or periods covered by any such projections may differ significantly from the projected results and such differences may be material and that such projections are not a guarantee of future financial performance and (B) that no representation is made with respect to information of a general economic or general industry nature.

5.19Intellectual Property; Licenses, Etc.  Each Loan Party and its Restricted Subsidiaries own or possess the right to use all of the trademarks, service marks, trade names, logos, trade dress, goodwill associated with the foregoing, domain names, copyrights, patents, trade secrets, know-how and other intellectual property rights (including all registrations and applications for registration of the foregoing) (collectively, “IP Rights”) that are necessary for the operation of their respective businesses, except to the extent that the failure to so own or possess the right to use such IP Rights, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  To the knowledge of the Borrower, the conduct of the business of each Loan Party and its Restricted Subsidiaries does not infringe, misappropriate or otherwise violate any IP Rights of any other Person except for such infringements, misappropriations or violations, which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  There is no claim, investigation, suit or proceeding pending or, to the knowledge of the Borrower, threatened in writing, against any Loan Party or any of its Restricted Subsidiaries (i) challenging the validity, ownership or use of any IP Rights of such Loan Party or any of its Restricted Subsidiaries or (ii) alleging that the conduct of their respective businesses infringes, misappropriates, or otherwise violates the IP Rights of any other Person, in each case which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.20Solvency.  On the Closing Date after giving effect to the Transactions and the other transactions contemplated hereby, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

5.21Senior Debt Status.  The Loans will be treated as senior debt under the relevant documentation for any Subordinated Indebtedness of the Borrower or any Guarantor.

5.22Valid Liens.  Each Security Document (other than the Mortgages) is, or on execution and delivery thereof by the parties thereto will be, effective to create (to the extent described therein)

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in favor of the Collateral Agent for the benefit of the Secured Parties, legal, valid and enforceable Liens on, or security interests in, the Collateral described therein to the extent required by the terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.  (a) When financing statements and other filings in appropriate form are filed in the offices of the Secretary of State of each Loan Party’s jurisdiction of organization or formation and applicable documents are filed and recorded in the United States Copyright Office and the United States Patent and Trademark Office, and (b) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the Security Agreement), the Liens created by the Security Documents (other than the Mortgages) shall constitute to the extent required by the terms thereof fully perfected Liens on, and security interests in, all right, title and interest of the grantors in such Collateral, in each case free and clear of any Liens other than Permitted Liens.

SECTION 6

Conditions Precedent

6.1Conditions to Initial Extension of Credit.  This Agreement, including the agreement of each Lender to make the Initial Extension of Credit requested to be made by it, shall become effective on the date on which the following conditions precedent shall have been satisfied or waived:

(a)  The Administrative Agent shall have received executed counterparts of this Agreement and the Guarantee Agreement by each Loan Party, as applicable.

(b)  Substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 6.1, the Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to it, that the Borrower shall have (x) entered into the Senior Revolving Credit Agreement and (y) received gross cash proceeds of not less than $635.0 million (calculated before applicable fees and original issue discount) from the issuance of the New Notes.

(c)  The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of (i) Debevoise & Plimpton LLP and (ii) Richards, Layton & Finger, PA, special Delaware counsel, in each case (A) dated the Closing Date, and (B) addressed to the Administrative Agent and the Lenders.

(d)  The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, partnership agreement or other constitutive document, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State or comparable office of the state of its organization or, if consented to by the Administrative Agent (not to be unreasonably withheld or delayed), by a Responsible Officer or other officer of the relevant Loan Party, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of a Responsible Officer or other officer of each Loan Party

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dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws, partnership agreement, limited liability company agreement (or other equivalent documents) of such Loan Party as in effect on the Closing Date and at all times since a date immediately prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors, members or partners or shareholders (or other equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation, partnership agreement or other constitutive document of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or other authorized officer executing the certificate pursuant to clause (ii) above.

(e)  All reasonable fees, costs and expenses due and payable on or prior to the Closing Date (including Attorney Costs and expenses of any other advisors), to the extent invoiced at least two Business Days prior to the Closing Date (except as otherwise reasonably agreed by the Borrower), and other compensation payable to the Administrative Agent, the Lead Arrangers and the Lenders required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or under the Engagement Letter on the Closing Date, shall have been paid.

(f)  The Security Agreement and the Intellectual Property Security Agreements, in each case dated as of the Closing Date, shall have been duly executed by each Loan Party that is to be a party thereto and the Security Agreement and such Intellectual Property Security Agreements shall be in full force and effect on the Closing Date, and true and correct copies of such Security Documents shall have been delivered to the Collateral Agent.

(g)  The Administrative Agent shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such Persons, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Administrative Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 8.5 or have been or will be contemporaneously released or terminated.

(h)  After giving effect to the consummation of the Transactions, the Borrower’s (x) 9.5% Senior Secured Notes due 2016 and (y) existing Revolving Credit Agreement, dated as of July 20, 2011, shall have been repaid, defeased or otherwise discharged (or irrevocable notice for redemption thereof has been given) substantially concurrently with or prior to the satisfaction of the other conditions precedent set forth in this Section 6.1 and the Administrative Agent shall have received a customary payoff letter with respect to such Existing Indebtedness to be repaid.

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(i)  The Administrative Agent shall have received a duly completed notice of borrowing from the Borrower.

(j)  The Administrative Agent shall have received (i) GAAP audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Borrower for the 2009, 2010 and 2011 fiscal years (and, to the extent available, the related unaudited consolidating financial statements) and (ii) GAAP unaudited consolidated and (to the extent available) consolidating balance sheets and related statements of income, stockholders’ equity and cash flows of the Borrower for the fiscal quarters ended December 31, 2011, March 31, 2012 and June 30, 2012.

(k)  The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form attached as Exhibit F certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Transactions and the other transactions contemplated hereby, are Solvent.

(l)  The representations and warranties of the Loan Parties set forth in Section 5 and in each other Loan Document shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(m)  The Administrative Agent shall have received, at least five days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, as has been reasonably requested in writing at least 10 days prior to the Closing Date.

SECTION 7

Affirmative Covenants

The Borrower hereby agrees that, from and after the Closing Date until payment in full of the Term Loans and all other Term Loan Facility Obligations then due and owing to any Lender or Agent hereunder, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its respective Restricted Subsidiaries to:

7.1Financial Statements.  Deliver to the Administrative Agent for further distribution to each Lender:

(a)  as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower ending on or after the Closing Date, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young LLP or any other independent certified public accountant of nationally

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recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than with respect to, or resulting from (i) an upcoming maturity date under the Facility that is scheduled to occur within one year from the time such report and opinion are delivered or (ii) any potential inability to satisfy any financial maintenance covenant included in any Indebtedness of the Borrower or its Subsidiaries on a future date in a future period);

(b)  as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower ending on or after the Closing Date, the unaudited consolidated balance sheet of the Borrower as at the end of such fiscal quarter, and the related unaudited consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the fiscal year then ended, and setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(c)  as soon as available, but in any event no later than 60 days after the end of each fiscal year of the Borrower ending on or after the Closing Date, a budget prepared by management of the Borrower, consistent with past practice or otherwise in form reasonably satisfactory to the Administrative Agent for the fiscal year following such fiscal year then ended (including a projected consolidated balance sheet and the related consolidated statements of projected cash flow and projected income of the Borrower and its Subsidiaries); and

(d)  to the extent applicable, simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 7.1(a) and 7.1(b) above, related unaudited condensed consolidating financial statements reflecting the material adjustments necessary (as determined by the Borrower in good faith) to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements.

Notwithstanding the foregoing, (i) in the event that the Borrower delivers to the Administrative Agent an Annual Report for any Parent on Form 10-K for any fiscal year, as filed with the SEC, within 90 days after the end of such fiscal year, such Form 10-K shall satisfy all requirements of Section 7.1(a) with respect to such fiscal year to the extent that it contains the information and report and opinion required by Section 7.1(a) and such report and opinion does not contain any “going concern” or like qualification (other than with respect to, or resulting from, (i) an upcoming maturity date under the Facility that is scheduled to occur within one year from the time such report and opinion are delivered or (ii) any potential inability to satisfy any financial maintenance covenant included in any Indebtedness of the Borrower or its Subsidiaries on a future date in a future period) and (iii) in the event that the Borrower delivers to the Administrative Agent a Quarterly Report for any Parent on Form 10-Q for any fiscal quarter, as filed with the SEC, within 45 days after the end of such fiscal quarter, such Form 10-Q shall satisfy all requirements of Section 7.1(b) with respect to such fiscal quarter to the extent that it contains the information required by Section 7.1(b).

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7.2Certificates; Other Information.  Deliver to the Administrative Agent for further distribution to each Lender:

(a)  [Reserved]

(b)  concurrently with the delivery of the financial statements and reports referred to in Sections 7.1(a) and (b), a certificate signed by a Responsible Officer of the Borrower (a “Compliance Certificate”) (i) stating that, to the best of such Responsible Officer’s knowledge, each of the Borrower and its Restricted Subsidiaries during such period has observed or performed all of its covenants and other agreements  contained in this Agreement and the other Loan Documents to which it is a party and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, except, in each case, as specified in such certificate and (ii) if (A) delivered with the financial statements required by Section 7.1(a) and (B) the Senior Secured Indebtedness to EBITDA Ratio as of the last day of the immediately preceding Fiscal Year was greater than 1.50:1.00, set forth in reasonable detail the amount of (and the calculations required to establish the amount of) Excess Cash Flow for the respective Fiscal Year covered by such financial statements;

(c)  promptly after the same are publicly available, copies of each annual report, proxy or financial statement or other material report or material communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower has filed with the SEC (other than any registration statement on Form S-8 or any filing on Form 8-K) or with any national securities exchange and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(d)  promptly after the furnishing thereof, (i) copies of any requests or notices received by any Loan Party (other than in the ordinary course of business) and (ii) copies of any statement or report furnished to any holder of debt securities of any Loan Party or of any of its Restricted Subsidiaries, in each case, pursuant to the terms of any Specified Debt in a principal amount greater than the Threshold Amount and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 7.2;

(e)  [Reserved];

(f)  together with the delivery of each Compliance Certificate pursuant to Section 7.2(b), copies of any Intellectual Property Security Agreement delivered to the Collateral Agent in accordance with Section 2.11(e) of the Security Agreement during the prior fiscal quarter;

(g)  promptly after the furnishing thereof (and to the extent not otherwise provided hereunder), copies of all financial statements, forecasts, budgets or other similar information of Holdings furnished by Holdings to the holders of the Holdings Notes;

(h)  promptly after the request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act; and

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(i)  promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to Sections 7.1(a) or (b) or 7.2 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed in Schedule A (or such other website address as the Borrower may specify by written notice to the Administrative Agent from time to time); or (ii) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that:  (i) upon request the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for the timely accessing of posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

7.3Notices.  Promptly upon a Responsible Officer of the Borrower obtaining knowledge thereof, notify the Administrative Agent:

(a)  of the occurrence of any Default; and

(b)  of any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect, including arising out of ~~or~~ resulting from: (i) breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary, (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary and any Governmental Authority, (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary, including pursuant to any applicable Environmental Laws and or in respect of IP Rights or the assertion or occurrence of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit, or (iv) the occurrence of any ERISA Event or Foreign Benefit Event.

Each notice pursuant to this Section shall be accompanied by a written statement of a Responsible Officer of the Borrower (x) that such notice is being delivered pursuant to Section 7.3(a) or (b) (as applicable) and (y) setting forth reasonable details of the occurrence referred to therein and stating what action (if any) the Borrower has taken and proposes to take with respect thereto.  The Administrative Agent agrees to promptly transmit each notice received by it in compliance with Section 7.3(a) to each Lender.

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7.4Payment of Taxes.  Pay, discharge or otherwise satisfy as the same shall become due and payable, all taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets, except (a) those which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained to the extent required by GAAP (or, for Foreign Subsidiaries, in conformity with generally accepted accounting principles that are applicable in their respective jurisdictions of organization) or (b) to the extent the failure to pay, discharge or satisfy the same would not reasonably be expected to have a Material Adverse Effect.

7.5Preservation of Existence, Etc.  (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization, except in a transaction permitted by Section 8.3 or 8.6 or to the extent (other than for the Borrower) that the failure to do so would not reasonably be expected to have a Material Adverse Effect, (b) take all reasonable action to maintain all rights, privileges (including its good standing if such concept has a legally recognized meaning in its jurisdiction of organization), permits, licenses and franchises necessary in the normal conduct of its business, except, in each case, as permitted by Section 8.3 or to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect, and (c) preserve or renew all of its registered patents, trademarks, trade names, service marks and copyrights, to the extent required under the Security Agreement.

7.6Maintenance of Properties.  Except if the failure to do so would not reasonably be expected to have a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear and casualty or condemnation excepted.

7.7Maintenance of Insurance.  Except where failure to do so would not reasonably be expected to have a Material Adverse Effect, maintain with financially sound and reputable insurance companies insurance with respect to its material properties and business against loss or damage of such types and in such amounts (after giving effect to any self-insurance consistent with past practice, or reasonable under the circumstances, and, in either case, customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and its Restricted Subsidiaries) as are consistent with past practice, or reasonable under the circumstances, and customarily carried under similar circumstances by such other Persons.

7.8Compliance with Laws.  Comply in all material respects with the requirements of all applicable Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except if the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

7.9Books and Records.  Maintain proper books of record and account in a manner to allow financial statements to be prepared in conformity with GAAP consistently applied in respect of all material financial transactions and matters involving the material assets and business of the Borrower and its Subsidiaries taken as a whole (it being understood and agreed that each Foreign Subsidiary may maintain individual books and records in a manner to allow financial statements to be prepared in conformity with generally accepted accounting principles that are applicable in its jurisdiction of organization).

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7.10Inspection Rights.  Permit representatives of the Administrative Agent (x) to visit and inspect any of its properties (to the extent it is within such person’s control to permit such inspection), to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its officers all at the reasonable expense of the Borrower, and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower and (y) to have reasonable discussions regarding the business, operations, properties and financial condition of the Borrower and its Subsidiaries with the Borrower’s independent certified public accountants (subject to such accountants’ customary policies and procedures); provided that, excluding any such visits and inspections during the continuation of an Event of Default, (i) the Administrative Agent shall not exercise such rights more often than once during any calendar year absent the existence of an Event of Default and (ii) such exercise shall be at the Borrower’s reasonable expense; provided further that when an Event of Default exists the Administrative Agent (or any of its representatives) may do any of the foregoing at the reasonable expense of the Borrower at any time during normal business hours and upon reasonable advance written notice.  The Administrative Agent shall give the Borrower the opportunity to participate in any discussions with the Borrower’s accountants pursuant to clause (y) of the immediately preceding sentence. Notwithstanding anything to the contrary in Subsection 7.2(i) or in this Subsection 7.10, none of the Borrower or any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or the Lenders (or their respective representatives) is prohibited by Requirement of Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product.

7.11Use of Proceeds.  Use the proceeds of the Initial Term Loans only for general corporate purposes of the Borrower and its Subsidiaries, including to refinance existing Indebtedness and pay related fees, costs and expenses. Use the proceeds of the Tranche B Term Loans for the purposes specified in the First Incremental Amendment. Use the proceeds of the Tranche C Term Loans for the purposes specified in the Third Amendment.

7.12Covenant to Guarantee Obligations and Give Security.

(a)Upon (i) the formation or acquisition of any new direct or indirect Domestic Subsidiary that is a Wholly Owned Restricted Subsidiary (other than (A) an Unrestricted Subsidiary, (B) any Subsidiary that is prohibited by any Contractual Obligation (provided such prohibition was not incurred in connection with or in contemplation of the acquisition of such Subsidiary) or by applicable Laws from guaranteeing the Secured Obligations or which would require governmental (including regulatory) consent, approval, license or authorization to provide such guarantee unless such consent, approval, license or authorization has been received, (C) any Securitization Subsidiary, (D) any Subsidiary with respect to which the provision of a guaranty of the Secured Obligations would result in material adverse tax consequences (as reasonably determined by the Borrower and notified in writing to the Administrative Agent), (E) any not-for-profit Subsidiary, (F) any Captive Insurance Subsidiary, (G) any Subsidiary with respect to which the Borrower and Administrative Agent reasonably agree that the burden or cost or other consequences of providing a guarantee of the Secured Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (H) any Subsidiary that is a Special

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Purpose Entity, (I) a Subsidiary formed solely for the purpose of becoming a Parent, or merging with the Borrower in connection with another Subsidiary becoming a Parent, or otherwise creating or forming a Parent or (J) an Immaterial Subsidiary (all Subsidiaries described in the foregoing clauses (A) through (J), the “Excluded Subsidiaries”)) by any Loan Party, (ii) the designation of any existing direct or indirect Domestic Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary) as a Restricted Subsidiary in accordance with the terms hereof, (iii) any Domestic Subsidiary that is a Wholly Owned Subsidiary that is an Unrestricted Subsidiary (other than an Unrestricted Subsidiary that is otherwise an Excluded Subsidiary) ceasing to be an Unrestricted Subsidiary, (iv) any Domestic Subsidiary that is a Wholly Owned Restricted Subsidiary that is an Immaterial Subsidiary (other than an Immaterial Subsidiary that is otherwise an Excluded Subsidiary) ceasing to be an Immaterial Subsidiary, or (v) any Domestic Subsidiary that is a Wholly Owned Restricted Subsidiary that is an Excluded Subsidiary ceasing to be an Excluded Subsidiary, the Borrower shall, in each case at the Borrower’s expense, within 90 days after such formation, acquisition, designation, change in status or guarantee or such longer period as the Administrative Agent may agree in its discretion:

(i)cause each such Subsidiary to duly execute and deliver to the Administrative Agent a guaranty supplement, in substantially the form attached to the Guarantee Agreement as Exhibit C, guaranteeing the Secured Obligations of each Loan Party;

(ii)cause each such Subsidiary to duly execute and deliver to the Collateral Agent a Security Agreement Supplement (as defined in the Security Agreement) and those Security Documents required to be delivered under the Security Agreement, as further specified by and in form and substance reasonably satisfactory to the Collateral Agent (substantially consistent with the Security Documents in effect on the Closing Date unless otherwise consented to by the Collateral Agent), granting a Lien to the extent required under the Security Agreement, in each case securing the Secured Obligations of such Subsidiary under the Guarantee Agreement;

(iii)(x) cause each such Subsidiary to deliver (i) any and all certificates representing Capital Stock directly owned by such Subsidiary (limited, in the case of Capital Stock of a Foreign Subsidiary, to 65% of each class of the outstanding Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States Tax purposes) in such Foreign Subsidiary) accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and (ii) instruments evidencing the Pledged Debt in each case in excess of $5.0 million held by such Subsidiary, indorsed in blank to the Collateral Agent and (y) cause each direct parent of such Subsidiary that is a Guarantor or is required to become a Guarantor pursuant to Section 7.12(a)(i), to deliver any and all certificates representing the outstanding Capital Stock of such Subsidiary owned by such parent accompanied by undated stock powers or other appropriate instruments of transfer executed in blank; and

(iv)take and cause such Subsidiary and each direct or indirect parent of such Subsidiary to take whatever action is required under the Security Agreement or otherwise deemed necessary in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the Security Documents delivered pursuant to this Section 7.12 and the Security Agreement, enforceable against all third parties in accordance with their terms.

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For the avoidance of doubt, (i) no Excluded Subsidiary shall be required hereunder to guarantee the obligations of the Borrower or any Guarantor, (ii) no Foreign Subsidiary shall be required hereunder to guarantee the obligations of the Borrower or any Guarantor, (iii) no more than 65% of any class of Capital Stock of any Foreign Subsidiary shall be required to be pledged to support obligations of the Borrower or any Guarantor, and (iv) no Capital Stock of any Excluded Subsidiary shall be required to be pledged.

(b)Upon the acquisition by any Loan Party of any property the Borrower will cause such Loan Party to comply with the requirements under the Security Documents and cause such assets to be subject to a perfected Lien in favor of the Collateral Agent for the benefit of the Secured Parties to the extent required under the Security Documents and the Borrower will cause the relevant Loan Party to take such additional actions as shall be necessary or reasonably requested by the Collateral Agent to grant and perfect or record such Lien, including, as applicable, the actions referred to above.

(c)In no event shall the Borrower or any Restricted Subsidiary be required to (i) take any action in any jurisdiction other than the United States of America, or required by the laws of any such jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any such Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except, in the case of Collateral that constitutes Capital Stock or intercompany notes in certificated form, delivering such Capital Stock or intercompany notes (in the case of intercompany notes, limited to any such note with a principal amount in excess of $5.0 million) to the Collateral Agent (or another Person as required under the Security Agreement) or (iii) deliver landlord lien waivers, estoppels or collateral access letters.

(d)Notwithstanding the foregoing, (x) the Collateral Agent shall not take a security interest in (i) those assets as to which the Collateral Agent and the Borrower shall agree (each acting reasonably) that the cost of obtaining such Lien (including any mortgage, stamp, intangibles or other tax) are excessive in relation to the benefit to the Lenders of the security afforded thereby or (ii) assets to the extent a security interest in such assets would result in material adverse tax consequences (including as a result of the operation of Section 956 of the Code or any similar Law in any applicable jurisdiction) as reasonably determined by the Borrower and notified in writing to the Administrative Agent and (y) Liens required to be granted pursuant to this Section 7.12 shall be subject to exceptions and limitations consistent with those set forth in the Security Documents as in effect on the Closing Date (to the extent appropriate in the applicable jurisdiction).  In the case of any conflict between this Agreement and the Security Documents, the Security Documents shall govern and no assets are required to be pledged or actions are required to be taken that are not required to be pledged or taken under the Security Documents.

7.13Compliance with Environmental Laws.  Except, in each case, to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect, (a) comply, and take all reasonable actions to cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits, (b) obtain and renew all Environmental Permits necessary for its operations and properties, and (c) in each case to the extent required by Environmental Laws,

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conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws.

7.14Further Assurances.  Promptly upon reasonable request by the Collateral Agent (or, with respect to the Guarantee Agreement and any other Loan Document (other than the Security Documents), the Administrative Agent) (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of the Guarantee Agreement, any Security Document or any other Loan Document and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Collateral Agent (or, with respect to the Guarantee Agreement and any other Loan Document (other than the Security Documents), the Administrative Agent) may reasonably require from time to time in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Security Documents.

7.15Maintenance of Ratings.  Use commercially reasonable efforts to maintain ratings of the Term Loans, a public corporate rating and a public corporate family rating, as applicable, from each of S&P and Moody’s, in each case in respect of the Borrower (but not to obtain or maintain a specific rating).

7.16Post-Closing Actions.  Complete the actions listed on Schedule 7.16 by the times stated therein (or such later date as may be consented to by the Administrative Agent in its sole discretion).

SECTION 8

Negative Covenants

The Borrower hereby agrees that, from and after the Closing Date until payment in full of the Term Loans and all other Term Loan Facility Obligations then due and owing to any Lender or any Agent hereunder:

8.1Limitation on Indebtedness.

(a)The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, enter into any guarantee of, or otherwise become directly or indirectly liable, contingently or otherwise, for (collectively, “incur”) any Indebtedness (including Acquired Debt), and the Borrower will not permit any of its Restricted Subsidiaries to issue any shares of Preferred Stock; provided, however, that the Borrower and any Restricted Subsidiary may incur Indebtedness (including Acquired Debt) and any Restricted Subsidiary may issue Preferred Stock if the Fixed Charge Coverage Ratio for the Borrower’s most recently ended four full fiscal quarters for which internal financial statements are available (or, if earlier, were required to be delivered pursuant to Section 7.1(a) or (b)) immediately preceding the date on which such additional Indebtedness is incurred or such Preferred Stock is issued would have been at least 2.00 to 1.00, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been

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incurred or the Preferred Stock had been issued, as the case may be, and the application of proceeds therefrom had occurred at the beginning of such four-quarter period; provided further that the aggregate principal amount of Indebtedness that may be incurred and the liquidation preference of Preferred Stock that may be issued pursuant to the foregoing by Restricted Subsidiaries that are not Guarantors shall not exceed $100.0 million at any one time outstanding.

(b)Notwithstanding the foregoing Section 8.1(a), the Borrower and its Restricted Subsidiaries may incur the following Indebtedness (collectively, “Permitted Debt”):

(i)(x) prior to the occurrence of the Trigger Date, Indebtedness (a) pursuant to this Agreement and the other Loan Documents, (b) pursuant to any other Credit Agreement, (c) pursuant to the New Notes, (d) constituting Rollover Indebtedness and (e) in respect of Permitted Debt Exchange Notes incurred pursuant to a Permitted Debt Exchange in accordance with Section 2.7 (and which does not generate any additional proceeds), in a maximum principal amount for all such Indebtedness at any time outstanding, together with amounts outstanding under a Qualified Securitization Financing incurred pursuant to clause (xvii) below, not to exceed the greater of (A) $1,550.0 million and (B) the maximum aggregate principal amount (as of the date of incurrence of any such Indebtedness and after giving pro forma effect to the incurrence thereof and the application of the net proceeds therefrom (or as of the date of the initial borrowing of such Indebtedness after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness)) that can be incurred without exceeding a Senior Secured Indebtedness to EBITDA Ratio for the Borrower of 3.50 to 1.00 (it being understood that for purposes of determining compliance under this clause (i) and under Section 2.6(a)(i), any Indebtedness incurred under this clause (i) and under Section 2.6(a)(i) (whether or not secured), other than Revolving Credit Agreement Indebtedness, will be included in the amount of Senior Secured Indebtedness for purposes of calculating the Senior Secured Indebtedness to EBITDA Ratio) (y) on and after the occurrence of the Trigger Date, (I) Indebtedness (a) pursuant to this Agreement and the other Loan Documents, (b) pursuant to any other Credit Agreement, (c) pursuant to the New Notes and the 2014 Senior Secured Notes, (d) constituting Rollover Indebtedness and (e) in respect of Permitted Debt Exchange Notes incurred pursuant to a Permitted Debt Exchange in accordance with Section 2.7 (and which does not generate any additional proceeds), up to an aggregate principal amount, together with amounts outstanding under a Qualified Securitization Financing incurred pursuant to clause (xvii) below, not to exceed at any one time outstanding the greater of (A) $2,275.0 million and (B) the maximum aggregate principal amount (as of the date of incurrence of any such Indebtedness and after giving pro forma effect to the incurrence thereof and the application of the net proceeds therefrom (or as of the date of the initial borrowing of such Indebtedness after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness))  that can be incurred without exceeding a Senior Secured Indebtedness to EBITDA Ratio for the Borrower of 4.00 to 1.00 (it being understood that for purposes of determining compliance under this clause (i) and under Section 2.6(a)(i), except as provided in clause (z) of the last proviso in Section 2.6(a)(i), any Indebtedness incurred under this clause (i) and under Section 2.6(a)(i) (whether or not secured), other than Revolving Credit Agreement Indebtedness, will be included in the amount of Senior Secured Indebtedness for purposes of calculating the Senior Secured Indebtedness to EBITDA Ratio) and (II) Revolving Credit Agreement Indebtedness not to exceed at any time outstanding $180.0 million;

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(ii)[Reserved];

(iii)the Existing Unsecured Notes and other Existing Indebtedness (other than Indebtedness described in clauses (i) and (vii));

(iv)Indebtedness (including Capitalized Lease Obligations) incurred by the Borrower or any Restricted Subsidiary and Preferred Stock issued by a Restricted Subsidiary to finance the purchase, lease or improvement of property (real or personal) or equipment that is used or useful in a Permitted Business (whether through the direct purchase of assets or the Capital Stock of any Person owning such assets) in anprovided that the aggregate principal amount that, when aggregated with the principal amount of all otherof Indebtedness and/or Preferred Stock then outstanding and incurred or issued pursuant to this clause (iv), doesto finance the acquisition of Capital Stock of any Person at any time outstanding shall not exceed the greater of (x) $50.0 million and (y) 5.0% of Consolidated Tangible Assets;

(v)Indebtedness incurred by the Borrower or any Restricted Subsidiary constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including without limitation letters of credit in respect of workers’ compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance; provided that upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence;

(vi)Indebtedness arising from agreements of the Borrower or a Restricted Subsidiary providing for indemnification, adjustment of purchase price, earnouts or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; provided that such Indebtedness is not reflected on the balance sheet of the Borrower or any Restricted Subsidiary (contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause);

(vii)Indebtedness of the Borrower owed to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Borrower or any Restricted Subsidiary; provided, however, that (A) any subsequent issuance or transfer of any Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of any such Indebtedness (except to the Borrower or a Restricted Subsidiary) shall be deemed, in each case, to constitute the incurrence of such Indebtedness by the issuer thereof and (B) if the Borrower is the obligor on such Indebtedness (other than any Existing Indebtedness) owing to a Restricted Subsidiary that is not a Guarantor, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations of the Borrower with respect to the Notes;

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(viii)shares of Preferred Stock of a Restricted Subsidiary issued to the Borrower or a Restricted Subsidiary; provided that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of Preferred Stock (except to the Borrower or a Restricted Subsidiary) shall be deemed in each case to be an issuance of such shares of Preferred Stock;

(ix)Hedging Obligations of the Borrower or any Restricted Subsidiary (excluding Hedging Obligations entered into for speculative purposes) for the purpose of limiting (A) interest rate risk with respect to any Indebtedness that is permitted to be incurred by the terms of this Agreement, (B) exchange rate risk with respect to any currency exchange or (C) commodity price risk;

(x)obligations in respect of self-insurance, performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any Restricted Subsidiary or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case, in the ordinary course of business or consistent with past practice;

(xi)Indebtedness of the Borrower or any Restricted Subsidiary or Preferred Stock of any Restricted Subsidiary not otherwise permitted hereunder in an aggregate principal amount or liquidation preference which, when aggregated with the principal amount and liquidation preference of all other Indebtedness and Preferred Stock then outstanding and incurred pursuant to this clause (xi), does not at any one time outstanding exceed the greater of $250.0 million and 17.5% of Consolidated Tangible Assets (it being understood that any Indebtedness or Preferred Stock incurred pursuant to this clause (xi) shall cease to be deemed incurred or outstanding for purposes of this clause (xi) but shall be deemed incurred for the purposes of the Section 8.1(a) from and after the first date on which the Borrower or such Restricted Subsidiary could have incurred such Indebtedness or Preferred Stock under Section 8.1(a) without reliance on this clause (xi));

(xii)(a) any guarantee by the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of any Restricted Subsidiary so long as (in the case of any such Indebtedness) the incurrence of such Indebtedness by such Restricted Subsidiary is permitted under the terms of this Agreement, or (b) any guarantee by a Restricted Subsidiary of Indebtedness or other obligations of the Borrower; provided that (in the case of any such guarantee of Indebtedness) such guarantee is incurred in accordance with the terms of this Agreement;

(xiii)Indebtedness or Preferred Stock of the Borrower or any Restricted Subsidiary that serves to extend, replace, refund, refinance, renew or defease any Indebtedness incurred as permitted under Section 8.1(a) and Section 8.1(b)(i), (iii), (iv), (xiii) and (xiv) or any Indebtedness issued to so extend, replace, refund, refinance, renew or defease such Indebtedness including additional Indebtedness incurred to pay premiums and fees in connection therewith (the “Refinancing Indebtedness”); provided that such Refinancing Indebtedness (A) has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, (B) to the extent such Refinancing Indebtedness

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refinances Indebtedness that is subordinated to the Term Loan Facility Obligations, such Refinancing Indebtedness is subordinated to the Term Loan Facility Obligations at least to the same extent as the Indebtedness being refinanced or refunded, (C) shall not include (x) Indebtedness or Preferred Stock of a Subsidiary that is not a Guarantor that refinances Indebtedness or Preferred Stock of the Borrower or (y) Indebtedness or Preferred Stock of the Borrower or a Restricted Subsidiary that refinances Indebtedness or Preferred Stock of an Unrestricted Subsidiary, (D) shall not be in a principal amount (or, if issued with original issue discount, an aggregate issue price) in excess of the principal amount of, premium, if any, and accrued interest on, the Indebtedness being replaced, refunded, refinanced, renewed or defeased plus any fees, premiums, underwriting discounts, costs and expenses relating to such extension, replacement, refunding, refinancing, renewal or defeasance, and (E) shall not have a Stated Maturity date prior to the Stated Maturity of the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased and provided, further, that subclauses (A), (B) and (E) of this clause (xiii) will not apply to any refunding or refinancing of any Indebtedness under any Credit Agreement;

(xiv)Indebtedness or Preferred Stock of (A) the Borrower or a Restricted Subsidiary incurred to finance an acquisition of any assets (including Capital Stock), business or Person or (B) Persons that are acquired by the Borrower or any Restricted Subsidiary or merged or consolidated with or into the Borrower or a Restricted Subsidiary in accordance with the terms of this Agreement; provided that after giving effect to such acquisition, merger or consolidation (including the incurrence of such Indebtedness) either (x) the Borrower would be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 8.1(a) or (y) the Fixed Charge Coverage Ratio would be equal to or greater than immediately prior to such acquisition, merger or consolidation;

(xv)Indebtedness arising from the honoring by a bank or financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within five business days of its incurrence;

(xvi)Indebtedness of the Borrower or any Restricted Subsidiary of the Borrower supported by a letter of credit issued in compliance with this Section 8.1 in a principal amount not in excess of the stated amount of such letter of credit;

(xvii)Indebtedness incurred by a Securitization Subsidiary in a Qualified Securitization Financing that is not recourse to the Borrower or any Restricted Subsidiary of the Borrower other than a Securitization Subsidiary (except for Standard Securitization Undertakings);

(xviii)(A) Non-Recourse Acquisition Financing Indebtedness and (B) Non-Recourse Product Financing Indebtedness;

(xix)Contribution Indebtedness;

(xx)Indebtedness of Foreign Subsidiaries of the Borrower, provided, however, that the aggregate principal amount of Indebtedness incurred under this clause (xx), when aggregated with the principal amount of all other Indebtedness then outstanding and incurred pursuant to this

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clause (xx), does not exceed the greater of (i) $100.0 million and (ii) 9.0% of the Consolidated Tangible Assets;

(xxi)Indebtedness consisting of promissory notes issued by the Borrower or any of its Restricted Subsidiaries to future, current or former employees, directors and consultants, and their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests permitted by Section 8.2;

(xxii)Indebtedness of the Borrower or any of its Restricted Subsidiaries consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case incurred in the ordinary course of business; and

(xxiii)Indebtedness of the Borrower or any of its Restricted Subsidiaries undertaken in connection with cash management and related activities with respect to any Subsidiary or joint venture in the ordinary course of business.

(c)For purposes of determining compliance with this covenant:

(i)in the event that an item of Indebtedness or Preferred Stock (or any portion thereof) meets the criteria of more than one of the categories of Permitted Debt or Preferred Stock described in clauses (i) through (xxiii) above or is entitled to be incurred pursuant to the Section 8.1(a), the Borrower, in its sole discretion, will be permitted to classify or reclassify such item of Indebtedness or Preferred Stock (or any portion thereof) in any manner that complies with this covenant and will only be required to include the amount and type of such Indebtedness or Preferred Stock (or portion thereof) in one of the above clauses or paragraphs; provided that Indebtedness outstanding on the Closing Date hereunder and under the Senior Revolving Credit Agreement, the New Notes and the Existing Unsecured Notes shall be classified as incurred under Section 8.1(b), and not under Section 8.1(a); and

(ii)at the time of incurrence, the Borrower will be entitled to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described in Section 8.1(a) and (b); and

(iii)the principal amount of Indebtedness outstanding under any clause of this Section 8.1 or Section 2.6(a) shall be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness.

(d)Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness or Preferred Stock will not be deemed to be an incurrence of Indebtedness or Preferred Stock for purposes of this covenant.

(e)For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to

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extend, replace refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable U.S. dollar denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of, premium, if any, and accrued interest on, the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased plus any fees, premiums, underwriting discounts, costs and expenses relating to such extension, replacement, refunding, refinancing, renewal or defeasance.

(f)The principal amount of any Indebtedness incurred to extend, replace, refund, refinance, renew or defease other Indebtedness, if incurred in a different currency from the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance.

8.2Restricted Payments.

(a)The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

(i)declare or pay any dividend or make any other payment or distribution on account of the Borrower’s or any of its Restricted Subsidiaries’ Equity Interests, including any dividend or distribution payable in connection with any merger or consolidation (other than (A) dividends or distributions by the Borrower payable in Equity Interests (other than Disqualified Stock) of the Borrower or in options, warrants or other rights to purchase such Equity Interests (other than Disqualified Stock) or (B) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a Wholly Owned Subsidiary, the Borrower or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities);

(ii)purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Borrower or any direct or indirect parent company of the Borrower, including in connection with any merger or consolidation involving the Borrower;

(iii)make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case prior to any scheduled repayment, sinking fund payment or maturity, the Existing Unsecured Notes or any Subordinated Indebtedness (other than (x) Subordinated Indebtedness permitted under Section 8.1(b)(vii) and (viii) or (y) the purchase, repurchase or other acquisition of the Existing Unsecured Notes or Subordinated Indebtedness in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition); or

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(iv)make any Restricted Investment (all such payments and other actions set forth in these clauses (i) through (iv) being collectively referred to as “Restricted Payments”), unless, at the time of and immediately after giving effect to such Restricted Payment:

(1)	no Event of Default has occurred and is continuing or would occur as a consequence of such Restricted Payment;
(2)

if such Restricted Payment is made in reliance on clause (A) of paragraph (3) below, the Borrower would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 8.1(a);

(3)

such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Borrower and the Restricted Subsidiaries after the Closing Date (including Restricted Payments permitted by Section 8.2(b)(i), (~~vi)(c), (~~ix), ~~(xv)~~ and (xviii), but excluding all other Restricted Payments permitted by Section 8.2(b)), is less than the sum, without duplication, of:

(A)50% of the Consolidated Net Income of the Borrower for the period (taken as one accounting period) from the beginning of the fiscal quarter during which the Closing Date occurs to the end of the Borrower’s most recently ended fiscal quarter for which internal financial statements are available (or, if earlier were required to be delivered pursuant to Section 7.1(a) or (b)) at the time of such Restricted Payment (or, in the case such Consolidated Net Income for such period is a deficit, minus 100% of such deficit), plus

(B)100% of the aggregate net cash proceeds and the fair market value, as determined in good faith by the Board of Directors of the Borrower, of property and marketable securities received by the Borrower after the Closing Date from the issue or sale of (x) Equity Interests of the Borrower (including Retired Capital Stock (as defined below) but excluding (i) cash proceeds and marketable securities received from the sale of Equity Interests to members of management, directors or consultants of the Borrower, any direct or indirect parent company of the Borrower and the Subsidiaries after the Closing Date to the extent such amounts have been applied to Restricted Payments made in accordance with Section 8.2(b)(4) and, to the extent actually contributed to the Borrower, Equity Interests of the Borrower’s direct or indirect parent companies, (ii) Designated Preferred Stock and (iii) Disqualified Stock) or (y) debt securities of the Borrower that have been converted into or exchanged for such Equity Interests of the Borrower (other than Refunding Capital Stock (as defined below) or Equity Interests or convertible debt securities of the Borrower sold to a Restricted Subsidiary or the Borrower, as the case may be, and other than Disqualified Stock or Designated Preferred Stock or debt securities that have been converted into or exchanged for Disqualified Stock or Designated Preferred Stock), plus

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(C)100% of the aggregate amount of cash and the fair market value, as determined in good faith by the Board of Directors of the Borrower, of property and marketable securities contributed to the capital of the Borrower after the Closing Date (other than (i) by a Restricted Subsidiary, (ii) any Excluded Contributions, (iii) any Disqualified Stock, (iv) any Designated Preferred Stock and (v) the Cash Contribution Amount), plus

(D)100% of the aggregate amount received in cash after the Closing Date and the fair market value, as determined in good faith by the Board of Directors of the Borrower, of property and marketable securities received by means of (A) the sale or other disposition (other than to the Borrower or a Restricted Subsidiary) of Restricted Investments made by the Borrower or its Restricted Subsidiaries and repurchases and redemptions of such Restricted Investments from the Borrower or its Restricted Subsidiaries and repayments of loans or advances, and releases of guarantees, which constitute Restricted Investments by the Borrower or its Restricted Subsidiaries or (B) the sale (other than to the Borrower or a Restricted Subsidiary) of the Capital Stock of an Unrestricted Subsidiary or a distribution from an Unrestricted Subsidiary (other than in each case to the extent the Investment in such Unrestricted Subsidiary was made by a Restricted Subsidiary pursuant to Section 8.2(b)(vii) or (xi) or to the extent such Investment constituted a Permitted Investment) or a dividend from an Unrestricted Subsidiary, plus

(E)in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary or the merger or consolidation of an Unrestricted Subsidiary into the Borrower or a Restricted Subsidiary or the transfer of assets of an Unrestricted Subsidiary to the Borrower or a Restricted Subsidiary, the fair market value of the Investment in such Unrestricted Subsidiary, as determined by the Board of Directors of the Borrower in good faith at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary or at the time of such merger, consolidation or transfer of assets (other than an Unrestricted Subsidiary to the extent the Investment in such Unrestricted Subsidiary was made by a Restricted Subsidiary pursuant to Section 8.2(b)(vii) or (xi) or to the extent such Investment constituted a Permitted Investment), plus

(F)an amount equal to the amount available as of the Closing Date (or, if later, the date on which internal financial statements are available for the Borrower’s fiscal quarter most recently ended prior to the Closing Date) for making Restricted Payments pursuant to Section 4.11(a)(3) of the Existing Unsecured Indenture.

(b)The preceding provisions will not prohibit the following:

(i)the payment of any dividend or other distribution or the consummation of any redemption within 60 days after the date of declaration of the dividend or other distribution or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or other distribution or redemption would have complied with the provisions of this Agreement;

(ii)(A) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Borrower or any direct or indirect parent company (“Retired Capital Stock”), the Existing Unsecured Notes or Subordinated Indebtedness in exchange for or out of the proceeds of the sale or issuance (other than to a Restricted Subsidiary or the Borrower) of Equity Interests of the Borrower or any direct or indirect parent company thereof to the extent contributed to the equity

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capital of the Borrower (in each case, other than Disqualified Stock) (“Refunding Capital Stock”) or any contributions to the equity capital of the Borrower, (B) the declaration and payment of dividends on the Retired Capital Stock out of the proceeds of the sale or issuance (other than to a Subsidiary of the Borrower or to an employee stock ownership plan or any trust established by the Borrower or any of its Subsidiaries) of Refunding Capital Stock and (C) if, immediately prior to the retirement of Retired Capital Stock, the declaration and payment of dividends thereon was permitted under Section 8.2(b)(vi)(a) or (b), the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of any direct or indirect parent company of the Borrower) in an aggregate amount per year no greater than the aggregate amount of dividends per annum that were declarable and payable on such Retired Capital Stock immediately prior to such retirement;

(iii)the redemption, repurchase, defeasance or other acquisition or retirement of the Existing Unsecured Notes or Subordinated Indebtedness made by exchange for, or out of the proceeds of the incurrence of, new Indebtedness which is incurred in compliance with Section 8.1 so long as (A) the principal amount (or, if issued with original issue discount, the issue price) of such new Indebtedness does not exceed the principal amount of, and premium, if any, and accrued interest on, the Indebtedness being so redeemed, repurchased, defeased or otherwise acquired or retired for value plus any fees, premiums, underwriting discounts, costs and expenses related to such redemption, repurchase, defeasance or other acquisition or retirement for value, (B) if such Indebtedness refinances Subordinated Indebtedness, such new Indebtedness is subordinated to the Term Loan Facility Obligations and any Guarantees thereof at least to the same extent as such Indebtedness being so redeemed, repurchased or otherwise acquired or retired for value, (C) such new Indebtedness does not have a Stated Maturity date prior to the Stated Maturity of the Indebtedness being so redeemed, repurchased, defeased or otherwise acquired or retired for value and (D) such new Indebtedness has a Weighted Average Life to Maturity which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness being so redeemed, repurchased, defeased or otherwise acquired or retired for value;

(iv)any Restricted Payment to pay for the repurchase, retirement, redemption or other acquisition or retirement for value of Equity Interests of the Borrower or any of its direct or indirect parent companies or employee investment vehicles held by any future, present or former employee, director or consultant of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies and their respective estates, spouses and former spouses pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement (including, for the avoidance of doubt, any principal and interest payable on any notes issued by the Borrower or any direct or indirect parent company of the Borrower in connection with any such repurchase, retirement or other acquisition), or any stock subscription or shareholder, equity holder, partnership or limited liability company agreement, including any Equity Interest rolled over by management of the Borrower or any direct or indirect parent company of the Borrower in connection with the 2011 Transactions; provided, however, that the aggregate amount of Restricted Payments made under this clause (iv) does not exceed in any calendar year $50.0 million (with unused amounts in any calendar year being carried over to any succeeding calendar year, it being understood that the Borrower may elect to apply all or any portion of the amounts so carried over in any calendar year); and provided, further, that such amount in any calendar year may be increased by an amount not to exceed (A) the cash proceeds

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from the sale of Equity Interests (other than Disqualified Stock) of the Borrower and, to the extent contributed to the Borrower, Equity Interests of any of its direct or indirect parent companies or employee investment vehicles, in each case to any future, present or former employee, director or consultant of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Closing Date plus (B) the amount of any cash bonuses otherwise payable to any future, present or former employee, director or consultant of the Borrower or any of its Subsidiaries or any of its direct or indirect parent companies that are foregone in return for the receipt of Equity Interests or the Borrower or any direct or indirect parent company of the Borrower or any employee investment vehicle pursuant to deferred compensation plan of such corporation plus (C) the cash proceeds of key man life insurance policies received by the Borrower or its Restricted Subsidiaries after the Closing Date (provided that the Borrower may elect to apply all or any portion of the aggregate increase contemplated by clauses (A), (B) and (C) above in any calendar year) less (D) the amount of any Restricted Payments previously made pursuant to clauses (A), (B) and (C) of this clause (iv); and provided, further, that cancellation of Indebtedness owing to the Borrower from any future, present or former employee, director or consultant of the Borrower or any of its Subsidiaries or any of its direct or indirect parent companies and their respective estates, spouses and former spouses in connection with a repurchase of Equity Interests of the Borrower or any of its direct or indirect parent companies will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement;

(v)the declaration and payment of dividends to holders of any class or series of Disqualified Stock of the Borrower or any Restricted Subsidiary issued or incurred in accordance with Section 8.1 to the extent such dividends are included in the definition of Fixed Charges for such entity;

(vi)(a) the declaration and payment of dividends or distributions to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) issued after the Closing Date, (b) the declaration and payment of dividends to any direct or indirect parent company of the Borrower, the proceeds of which will be used to fund the payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) of any direct or indirect parent company of the Borrower issued after the Closing Date, provided that the aggregate amount of dividends declared and paid pursuant to this clause (b) shall not exceed the aggregate amount of cash actually contributed to the Borrower from the sale of such Designated Preferred Stock, and (c) the declaration and payment of dividends on Refunding Capital Stock that is Preferred Stock in excess of the dividends declarable and payable thereon pursuant to Section 8.2(b)(ii); provided, however, that for the most recently ended four full fiscal quarters for which internal financial statements are available (or, if earlier, were required to be delivered pursuant to Section 7.1(a) or (b)) immediately preceding the date of issuance of such Designated Preferred Stock or the declaration of such dividends on Refunding Capital Stock that is Preferred Stock, after giving effect to such issuance (and the payment of dividends or distributions) on a pro forma basis, the Borrower would have had a Fixed Charge Coverage Ratio of at least 2.00 to 1.00;

(vii)Investments in Unrestricted Subsidiaries having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (vii) that are at the time outstanding, without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash and/or marketable securities, not to exceed the

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greater of $75.0 million and 6.5% of Consolidated Tangible Assets at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

(viii)payments made or expected to be made by the Borrower or any Restricted Subsidiary in respect of withholding or similar taxes payable upon exercise of Equity Interests by any future, present or former employee, director or consultant of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies and their respective estates, spouses and former spouses and repurchases or withholding of Equity Interests deemed to occur upon exercise of stock options or warrants or the vesting of equity awards (including restricted stock and restricted stock units) if such Equity Interests represent a portion of the exercise price of, or withholding obligation with respect to, such options, warrants or equity awards and any related payment in respect of such obligation;

(ix)the declaration and payment of dividends on the Borrower’s common stock (or the payment of dividends to any direct or indirect parent company of the Borrower to fund a payment of dividends on such company’s common stock), following the first public offering of the Borrower’s common stock or the common stock of any direct or indirect parent company of the Borrower after the Closing Date, of up to 6.0% per annum of the net cash proceeds received by or contributed to the Borrower in or from any such public offering;

(x)Restricted Payments in an aggregate amount at any time outstanding equal to the amount of Excluded Contributions;

(xi)any other Restricted Payment in an aggregate amount, taken together with all other Restricted Payments made pursuant to this clause (xi), at any one time outstanding not to exceed the greater of $100.0 million and 10.0% of Consolidated Tangible Assets at the time of such Restricted Payment;

(xii)the declaration and payment of dividends to, or the making of loans or any other payments to, any direct or indirect parent company of the Borrower in amounts intended to enable any such parent company to pay or cause to be paid:

(1)franchise and excise taxes and other fees, taxes and expenses required to maintain its corporate or other legal existence;

(2)federal, foreign, state and local income or franchise taxes with respect to any period for which the Borrower or any of its Subsidiaries is a member of a consolidated, combined or unitary group of which such direct or indirect parent company is a member; provided that the amount of such payments shall not exceed the tax liability that the Borrower and its Subsidiaries would have incurred were such taxes determined as if such entities were a stand-alone group; and provided that Restricted Payments under this clause in respect of any taxes attributable to the income of any Unrestricted Subsidiaries may be made only to the extent that such Unrestricted Subsidiaries have made cash payments to the Borrower or its Restricted Subsidiaries;

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(3)customary salary, bonus and other benefits payable to officers, directors and employees of any direct or indirect parent company of the Borrower to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries;

(4)general corporate overhead costs and expenses (including professional expenses) for any direct or indirect parent company of the Borrower to the extent such costs and expenses are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries, and amounts to fund any charitable foundation of any direct or indirect parent company of the Borrower;

(5)fees and expenses other than to Affiliates related to any unsuccessful equity or debt offering not prohibited by this Agreement and fees and expenses related to any disposition or acquisition or investment transaction by the Borrower or any of its Restricted Subsidiaries (or any acquisition of or investment in any business, assets or property that will be contributed to the Borrower or any of its Restricted Subsidiaries as part of the same or a related transaction) not prohibited by this Agreement;

(6)taxes arising by virtue of (i) having capital stock outstanding or being a direct or indirect holding company parent of the Borrower, any Subsidiary of the Borrower or any direct or indirect parent of the Borrower, (ii) having guaranteed any obligations of the Borrower or any Subsidiary of the Borrower, (iii) having made a payment in respect of any of the payments permitted to be made to it under this Section 8.2, (iv) any actions taken with respect to any intellectual property and associated rights relating to the business of the Borrower or any Subsidiary of the Borrower and (v) the receipt of, or entitlement to, any payment permitted to be made under this Section 8.2 or any payment in connection with the Transactions or the 2011 Transactions, including any payment received after the Closing Date pursuant to any agreement related to the Transactions or the 2011 Transactions;

(7)payments made or expected to be made to cover social security, Medicare, withholding and other taxes payable in connection with any management equity plan or stock option plan or any other management or employee benefit plan or agreement of any direct or indirect parent company of the Borrower or to make any other payment that would, if made by the Borrower or any Restricted Subsidiary, be permitted pursuant to Section 8.2(b)(viii); and

(8)annual management, consulting, monitoring and advisory fees to any of the Sponsor and its Affiliates in an aggregate amount in any fiscal year not to exceed the Maximum Management Fee Amount, and related expenses and indemnities, pursuant to the Management Agreement or otherwise;

(xiii)any Restricted Payment made in connection with the Transactions or the 2011 Transactions and the fees and expenses related thereto or owed to Affiliates, in each case with respect to any Restricted Payment made or owed to an Affiliate, to the extent permitted by the covenant described under Section 8.4;

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(xiv)distributions or payments of Securitization Fees and purchases of Securitization Assets pursuant to a Securitization Repurchase Obligation in connection with a Qualified Securitization Financing;

(xv)the repurchase, redemption, defeasance or other acquisition or retirement for value of the Existing Unsecured Notes or any Subordinated Indebtedness (a) from Net Proceeds or any equivalent amount to the extent permitted by Section 8.3; (b) from declined amounts as contemplated by Section 4.4(d); or (c) following the occurrence of a Change of Control (or other similar event described therein as a “change of control”), but only if the Borrower shall have complied with Section 8.8 prior to repurchasing, redeeming, defeasing, acquiring or retiring such Existing Unsecured Notes or Subordinated Indebtedness;

(xvi)the declaration and payment of dividends to, or the making of loans to, Holdings from declined amounts as contemplated by Section 4.4(d), the proceeds of which are applied solely to the repurchase, redemption, defeasance or other acquisition or retirement for value of any Holdings Notes;

(xvii)the declaration and payment of dividends to, or the making of loans to, Holdings the proceeds of which are applied solely to pay interest and principal when due on the Holdings Notes;

(xviii)the repurchase, redemption or other acquisition or retirement for value of Equity Interests of the Borrower deemed to occur in connection with paying cash in lieu of fractional shares of such Equity Interests in connection with a share dividend, distribution, share split, reverse share split, merger, consolidation, amalgamation or other business combination of the Borrower, in each case, permitted under this Agreement;

(xix)the distribution, by dividend or otherwise, of shares of Capital Stock of, or Indebtedness owed to the Borrower or a Restricted Subsidiary by, Unrestricted Subsidiaries (other than Unrestricted Subsidiaries, the primary assets of which are cash and/or Cash Equivalents); and

(xx)the declaration and payment of dividends to, or the making of loans to, Holdings funded directly or indirectly with proceeds of unsecured Indebtedness incurred by the Borrower or any of its Subsidiaries, the proceeds of which are applied solely to redeem, repurchase, defease or otherwise acquire or retire for value the Holdings Notes, including, for the avoidance of doubt, amounts in respect of the principal amount of, and premium, if any, and accrued interest on, the Holdings Notes being so redeemed, repurchased, defeased or otherwise acquired or retired for value plus any fees, premiums, underwriting discounts, costs and expenses related to such redemption, repurchase, defeasance or other acquisition or retirement for value, provided that each of the maturity and Weighted Average Life to Maturity of such unsecured Indebtedness shall be longer than the maturity and Weighted Average Life to Maturity of the Holdings Notes;

provided that at the time of, and immediately after giving effect to, any Restricted Payment permitted under Section 8.2(b)(vii), (xi) and (xvi), no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof.

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(c)The amount of all Restricted Payments (other than cash) will be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Borrower or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this Section 8.2 will be determined in good faith by the Board of Directors of the Borrower.

(d)As of the Closing Date, all of the Borrower’s Subsidiaries will be Restricted Subsidiaries except WMG Kensington Ltd and its Subsidiaries.  The Borrower will not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except pursuant to the second to last sentence of the definition of “Unrestricted Subsidiary.”  For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Borrower and the Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated will be deemed to be Restricted Payments or Permitted Investments in an amount determined as set forth in the second paragraph of the definition of “Investments.” Such designation will be permitted only if a Restricted Payment or Permitted Investment in such amount would be permitted at such time under this Section 8.2 or the definition of Permitted Investments and if such Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. Unrestricted Subsidiaries will not be subject to any of the covenants in this Agreement.

8.3Asset Sales.

(a)The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

(i)the Borrower or such Restricted Subsidiary, as the case may be, receives consideration at the time of the Asset Sale at least equal to the fair market value (as determined, as of the time of contractually agreeing to such Asset Sale, in good faith by senior management or the Board of Directors of the Borrower, whose determination shall be conclusive, provided that in the case of any Asset Sale involving consideration in excess of $50.0 million, such determination shall be made by the Board of Directors of the Borrower) of the assets or Equity Interests issued or sold or otherwise disposed of; and

(ii)except for any Permitted Asset Swap, at least 75% of the consideration received in the Asset Sale by the Borrower or such Restricted Subsidiary is in the form of cash or Cash Equivalents.

(b)For purposes of Section 8.3(a)(ii), the amount of (i) any liabilities (as shown on the Borrower’s or such Restricted Subsidiary’s most recent balance sheet or in the notes thereto, or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been shown on such balance sheet or in the notes thereto if such incurrence or accrual had taken place on or prior to the date of such balance sheet, as determined in good faith by the Borrower) of the Borrower or any Restricted Subsidiary (other than liabilities that are by their terms subordinated in right of payment to the Term Loan Facility Obligations) that are assumed by the transferee of any such assets (or are otherwise extinguished in connection with the transactions relating to such Asset Sale), if such liabilities are not Indebtedness, or the Borrower or such Restricted Subsidiary has been released from all liability on payment of the principal amount of such liabilities in connection with such Asset Sale, (ii) any securities, notes or other obligations

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received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of such Asset Sale and (iii) any Designated Noncash Consideration received by the Borrower or any of its Restricted Subsidiaries in such Asset Sale having an aggregate fair market value (as determined in good faith by the Board of Directors of the Borrower), taken together with all other Designated Noncash Consideration received pursuant to this clause (iii) that is at that time outstanding, not to exceed the greater of (x) $100.0 million and (y) 9.0% of Consolidated Tangible Assets at the time of the receipt of such Designated Noncash Consideration (with the fair market value of each item of Designated Noncash Consideration being measured at the time received without giving effect to subsequent changes in value), shall be deemed to be cash for purposes of this Section 8.3 and for no other purpose.

(c)Within 365 days after the receipt of any Net Proceeds from an Asset Sale or Recovery Event, the Borrower or such Restricted Subsidiary may apply an amount equal to those Net Proceeds at its option:

(i)to permanently reduce (A) Obligations having Pari Passu Lien Priority and, if applicable, to correspondingly reduce commitments with respect thereto; provided that if the Borrower shall so reduce such Obligations, it will prepay a pro rata principal amount of the Term Loans in accordance with Section 4.4(b)(i) (subject to Section 4.4(d)); or (B) Indebtedness of a Restricted Subsidiary that is not a Guarantor, other than Indebtedness owed to the Borrower or an Affiliate of the Borrower;

(ii)to make an investment in (A) any one or more businesses (provided that such investment in any business is in the form of the acquisition of Capital Stock and results in the Borrower or a Restricted Subsidiary owning an amount of the Capital Stock of such business such that it constitutes a Restricted Subsidiary), (B) capital expenditures or (C) other assets that, in the case of each of the foregoing clauses (A), (B) and (C), are used or useful in a Permitted Business; and/or

(iii)to make an investment in (A) any one or more businesses; provided that such investment in any business is in the form of the acquisition of Capital Stock and it results in the Borrower or a Restricted Subsidiary owning an amount of the Capital Stock of such business such that it constitutes a Restricted Subsidiary, (B) properties or (C) other assets that, in the case of each of the foregoing clauses (A), (B) and (C), replace the businesses, properties and/or assets that are the subject of such Asset Sale;

provided that the Borrower or such Restricted Subsidiary will be deemed to have complied with Section 8.3(c)(ii) or (iii) if and to the extent that, within 365 days after the Asset Sale or Recovery Event that generated the Net Proceeds, the Borrower or such Restricted Subsidiary has entered into and not abandoned or rejected a binding agreement to consummate any such investment described in Section 8.3(c)(ii) or (iii), and such investment is thereafter completed within 180 days after the end of such 365-day period.

(d)When the aggregate amount of Net Proceeds from an Asset Sale or Recovery Event or equivalent amount not applied or invested in accordance with Section 8.3(c) (“Excess Proceeds”)

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exceeds $75.0 million, the Borrower will prepay the Term Loans in accordance with Section 4.4(b)(i) (subject to Section 4.4(d)) and, if required under the terms of any Pari Passu Indebtedness, on a pro rata basis, purchase, prepay or redeem the maximum aggregate principal amount of Term Loans and such Pari Passu Indebtedness that may be purchased out of the Excess Proceeds in an amount equal to 100% of the principal amount thereof, or, in the case of Pari Passu Indebtedness that is issued or sold at a discount, the amount of the accreted value thereof at such time, plus accrued and unpaid interest, if any, to the date of purchase (or such lesser price, if any, as may be provided under the terms of such Pari Passu Indebtedness).

(e)Pending the final application of any Net Proceeds or equivalent amount, the Borrower may temporarily reduce revolving credit borrowings or otherwise invest the Net Proceeds in any manner that is not prohibited by this Agreement.

8.4Transactions with Affiliates.

(a)The Borrower will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan advance or guarantee with, or for the benefit of, any Affiliate of the Borrower (each, an “Affiliate Transaction”) involving aggregate consideration in excess of $15.0 million, unless:

(i)the Affiliate Transaction is on terms that are not materially less favorable to the Borrower or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Borrower or such Restricted Subsidiary with an unrelated Person; and

(ii)the Borrower delivers to the Administrative Agent, with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $30.0 million, a resolution adopted by the Board of Directors of the Borrower approving such Affiliate Transaction and a certificate of a Responsible Officer certifying that such Affiliate Transaction complies with clause (i) above.

(b)The provisions of Section 8.4(a) will not apply to the following:

(i)transactions between or among the Borrower and/or any Restricted Subsidiary and/or any entity that becomes a Restricted Subsidiary as a result of such transaction;

(ii)Restricted Payments (including any transaction specifically excluded from the definition of the term “Restricted Payment,” including pursuant to the exceptions contained in the definition thereof and the parenthetical exclusions of such definition) and Permitted Investments, in each case permitted by this Agreement;

(iii)the payment to any of the Sponsor and its Affiliates of annual management, consulting, monitoring and advisory fees in an aggregate amount in any fiscal year not to exceed the Maximum Management Fee Amount, and related expenses and indemnities, pursuant to the Management Agreement or otherwise;

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(iv)the payment of reasonable and customary fees and compensation paid to, and indemnities and reimbursements provided on behalf of, officers, directors, employees or consultants of the Borrower, any of its direct or indirect parent companies or any Restricted Subsidiary;

(v)the payments by the Borrower or any Restricted Subsidiary to the Sponsor and any of its Affiliates made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including, without limitation, in connection with acquisitions or divestitures, which payments are approved by a majority of the members of the Board of Directors of the Borrower in good faith;

(vi)transactions in which the Borrower or any Restricted Subsidiary delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or stating that the terms are not materially less favorable to the Borrower or its relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Borrower or such Restricted Subsidiary with an unrelated Person;

(vii)payments or loans (or cancellations of loans) to employees or consultants of the Borrower or any of its direct or indirect parent companies or any Restricted Subsidiary which are approved by a majority of the Board of Directors of the Borrower in good faith and which are otherwise permitted under this Agreement;

(viii)payments made or performance under any agreement as in effect on the Closing Date (including, without limitation, each of the agreements entered into in connection with the Transactions or the 2011 Transactions) or any amendment thereto (so long as any such amendment taken as a whole is not materially less advantageous to the Lenders in the good faith judgment of the Board of Directors of the Borrower than the applicable agreement as in effect on the Closing Date);

(ix)payments made or performance under any agreement to which Warner Music Group Corp. and/or Holdings is a party as of the Closing Date (including, without limitation, each of the agreements entered into in connection with the Transactions or the 2011 Transactions, but excluding the indenture governing the Holdings Notes) and to or by which the Borrower becomes a party or otherwise bound after the Closing Date, any amendment thereto by which the Borrower becomes a party thereto or otherwise bound thereby, and any other amendment thereto (so long as any such other amendment (other than an amendment to effect the Borrower becoming a party to or otherwise bound by such agreement) taken as a whole is not materially less advantageous to the Lenders in the good faith judgment of the Board of Directors of the Borrower than such agreement as in effect on the Closing Date);

(x)transactions with customers, clients, suppliers, contractors, joint venture partners or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Borrower and its Restricted Subsidiaries, in the reasonable determination of the Board of Directors of the Borrower or the senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party;

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(xi)the Transactions, the 2011 Transactions and the payment of all fees and expenses related to the Transactions or the 2011 Transactions, including, for the avoidance of doubt, any reimbursement on or after the Closing Date of fees and expenses related to the Transactions or the 2011 Transactions paid by the Sponsor and its Affiliates;

(xii)the issuance of Equity Interests (other than Disqualified Stock) of the Borrower to any Parent, any Permitted Holder, or any director, officer, employee or consultant of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies;

(xiii)any transaction with a Securitization Subsidiary effected as part of a Qualified Securitization Financing;

(xiv)investments by any of the Permitted Holders in securities of the Borrower or any of its Restricted Subsidiaries (and payment of reasonable out-of-pocket expenses incurred by such Permitted Holders in connection therewith) so long as (a) the investment is being offered generally to other investors on the same or more favorable terms and (b) the investment constitutes less than 5.0% of the proposed or outstanding issue amount of such class of securities;

(xv)payments to or from, and transactions with, any joint venture in the ordinary course of business (including, without limitation, any cash management activities related thereto);

(xvi)entering into, and performing the obligations under, any tax sharing agreement, consistent with the limitations imposed on Restricted Payments in Section 8.2; and

(xvii)intellectual property licenses in the ordinary course of business.

8.5Liens.  (a) The Borrower will not, and will not permit any Guarantor to, directly or indirectly, create, incur, assume or suffer to exist any Lien (except Permitted Liens) that secures obligations under any Indebtedness of the Borrower or of a Guarantor, on any asset or property of the Borrower or any Guarantor, or any income or profits therefrom, or on any right to receive income therefrom (the “Initial Lien”), unless (a) in the case of an Initial Lien on any Collateral, such Initial Lien expressly has Junior Lien Priority on such Collateral in relation to the Term Loan Facility Obligations and the Guarantees, as applicable or (b) in the case of an Initial Lien on any other asset or property, the Term Loan Facility Obligations (or a Guarantee in the case of Liens of a Guarantor) are equally and ratably secured with (or, in the event the Lien relates to Subordinated Indebtedness, are secured on a senior basis to) the obligations so secured until such time as such obligations are no longer secured by a Lien.

(b)Any Lien created for the benefit of the Lenders pursuant to Section 8.5(a) shall be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien that gave rise to the obligation to secure the Term Loan Facility Obligations.

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8.6Fundamental Changes.  The Borrower may not (1) consolidate or merge with or into another Person (whether or not the Borrower is the surviving Person); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Borrower and its Subsidiaries taken as a whole, in one or more related transactions to another Person; unless:

(a)either:  (i) the Borrower is the surviving Person; or (ii) the Person formed by or surviving any such consolidation or merger (if other than the Borrower) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a Person organized or existing under the laws of the United States, any state of the United States, the District of Columbia or any territory thereof (the Borrower or such Person, as the case may be, being herein called the “Successor Borrower”);

(b)the Successor Borrower (if other than the Borrower) assumes all the obligations of the Borrower under this Agreement and the other Loan Documents to which it is a party by executing a joinder or one or more other documents or instruments in form reasonably satisfactory to the Administrative Agent;

(c)immediately after such transaction no Default or Event of Default exists;

(d)immediately after giving pro forma effect to such transaction and any related financing transactions, as if the same had occurred at the beginning of the applicable four-quarter period, either

(i)the Successor Borrower would be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 8.1(a); or

(ii)the Fixed Charge Coverage Ratio for the Successor Borrower and its Restricted Subsidiaries would be equal to or greater than such ratio for the Borrower and its Restricted Subsidiaries immediately prior to such transaction;

(e)each Subsidiary Guarantor (other than (x) any Subsidiary Guarantor that will be released from its obligations under its Subsidiary Guarantee in connection with such transaction and (y) any party to any such consolidation or merger that does not survive or become the Successor Borrower) shall have delivered a joinder or other document or instrument in form reasonably satisfactory to the Administrative Agent, confirming its Subsidiary Guarantee; and

(f)each Subsidiary Guarantor (other than (x) any Subsidiary that will be released from its grant or pledge of Collateral under the Security Agreement in connection with such transaction and (y) any party to any such consolidation or merger that does not survive or become the Successor Borrower) shall have by a supplement to the Security Agreement or another document or instrument in form reasonably satisfactory to the Administrative Agent affirmed that its obligations thereunder shall apply to its Guarantee as confirmed pursuant to clause (e) above;

provided that, for the purposes of this Section 8.6 only, neither a Music Publishing Sale nor a Recorded Music Sale will be deemed to be a sale, assignment, transfer, conveyance or other disposition of all or substantially all of the properties or assets of the Borrower and its Subsidiaries taken as a whole. For the avoidance of doubt, (1) the Borrower may therefore

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consummate a Music Publishing Sale in accordance with Section 8.3 without complying with this Section 8.6 notwithstanding anything to the contrary in this Section 8.6, (2) the Borrower may therefore consummate a Recorded Music Sale in accordance with Section 8.3 without complying with this Section 8.6 notwithstanding anything to the contrary in this Section 8.6 and (3) the determination in the preceding proviso shall not affect the determination of what constitutes all or substantially all the assets of the Borrower under any other contract to which the Borrower is a party.

For the purpose of this Section 8.6, with respect to any sale, lease, transfer, conveyance or other disposition of properties or assets in connection with any acquisition (including any acquisition by means of a merger or consolidation with or into the Borrower or any Restricted Subsidiary), the determination of whether such sale, lease, transfer, conveyance or disposition constitutes a sale of all or substantially all of the properties or assets of the Borrower and its Subsidiaries taken as a whole shall be made on a pro forma basis giving effect to such acquisition.

This Section 8.6 will not apply to a sale, assignment, transfer, conveyance or other disposition of assets between or among the Borrower and its Restricted Subsidiaries. Notwithstanding the foregoing clauses (c) and (d), (x) any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Borrower or to another Restricted Subsidiary and (y) the Borrower may merge with an Affiliate incorporated solely for the purpose of reincorporating the Borrower in another state of the United States so long as the amount of Indebtedness of the Borrower and its Restricted Subsidiaries is not increased thereby.

8.7Subsidiary Distributions.

(a)The Borrower will not, and will not permit any of its Restricted Subsidiaries that are not Guarantors to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Restricted Subsidiary to:

(i)pay dividends or make any other distributions on its Capital Stock to the Borrower or any of its Restricted Subsidiaries that are Guarantors, or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to the Borrower or any of its Restricted Subsidiaries that are Guarantors;

(ii)make loans or advances to the Borrower or any of its Restricted Subsidiaries that are Guarantors; or

(iii)sell, lease or transfer any of its properties or assets to the Borrower or any of its Restricted Subsidiaries that are Guarantors;

provided that dividend or liquidation priority between classes of Capital Stock, or subordination of any obligation (including the application of any remedy bars thereto) to any other obligation, will not be deemed to constitute such an encumbrance or restriction.

(b)However, the restrictions in Section 8.7(a) will not apply to encumbrances or restrictions consisting of, or existing under or by reason of:

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(i)contractual encumbrances or restrictions in effect (x) pursuant to this Agreement or the other Loan Documents, the Senior Revolving Credit Facility Documents, the New Notes, the Existing Unsecured Notes, any Hedging Obligations, and, on or after the execution and delivery thereof, the Junior Lien Intercreditor Agreement, any Other Intercreditor Agreement, any Permitted Debt Exchange Notes (and any related documents), any Rollover Indebtedness (and any related documents) and any other Credit Agreement or any related documents or (y) on the Closing Date, including, without limitation, pursuant to Existing Indebtedness and related documentation;

(ii)[Reserved]

(iii)purchase money obligations that impose encumbrances or restrictions on the property so acquired;

(iv)applicable law or any applicable rule, regulation or order;

(v)any agreement or other instrument of a Person, or relating to Indebtedness or Capital Stock of a Person, which Person is acquired by or merged or consolidated with or into the Borrower or any Restricted Subsidiary, or which agreement or instrument is assumed by the Borrower or any Restricted Subsidiary in connection with an acquisition from such Person, or any other transaction entered into in connection with any such acquisition, merger or consolidation, as in effect at the time of such acquisition, merger, consolidation or transaction (except to the extent that such Indebtedness was incurred to finance, or otherwise in connection with, such acquisition, merger, consolidation or transaction); provided that, for purposes of this clause (v), if a Person other than the Borrower is the Successor Borrower with respect thereto, any Subsidiary thereof or agreement or instrument of such Person or any such Subsidiary shall be deemed acquired or assumed, as the case may be, by the Borrower or a Restricted Subsidiary, as the case may be, when such Person becomes such Successor Borrower;

(vi)any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Borrower or any Restricted Subsidiary not otherwise prohibited by this Agreement, including without limitation, customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or other disposition of the Capital Stock or assets of such Subsidiary;

(vii)Secured Indebtedness otherwise permitted to be incurred pursuant to the covenants described in Section 8.1 and 8.5 that limits the right of the debtor to dispose of the assets securing such Indebtedness;

(viii)restrictions on cash or other deposits or net worth imposed by customers or suppliers under contracts entered into in the ordinary course of business;

(ix)other Indebtedness or Preferred Stock (x) of the Borrower or any Restricted Subsidiary that is a Guarantor that is incurred subsequent to the Closing Date pursuant to Section 8.1 or (y) that is incurred by a Foreign Subsidiary of the Borrower subsequent to the Closing Date pursuant to Section 8.1;

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(x)customary provisions in joint venture agreements and other similar agreements entered into in the ordinary course of business;

(xi)customary provisions contained in leases, subleases, licenses or asset sale agreements and other agreements;

(xii)any encumbrances or restrictions pursuant to any agreement, instrument or obligation (a “Refinancing Agreement”) effecting an extension, renewal, increase, refunding, replacement or refinancing of any contract, instrument or obligation referred to in clauses (i) through (xi) above (an “Initial Agreement”) or that is, or is contained in, any amendment, supplement, restatement or other modification to an Initial Agreement or Refinancing Agreement (an “Amendment”); provided that the encumbrances and restrictions contained in any such Refinancing Agreement or Amendment taken as a whole are not materially less favorable to the Lenders than encumbrances and restrictions contained in the Initial Agreement or Initial Agreements to which such Refinancing Agreement or Amendment relates (as determined in good faith by the Borrower);

(xiii)any encumbrance or restriction of a Securitization Subsidiary effected in connection with a Qualified Securitization Financing; provided, however, that such restrictions apply only to any Securitization Subsidiary;

(xiv)any encumbrance or restriction in connection with Non-Recourse Product Financing Indebtedness or Non-Recourse Acquisition Financing Indebtedness;

(xv)any trading, netting, operating, construction, service, supply, purchase, sale or other agreement to which the Borrower or any of its Restricted Subsidiaries is a party entered into in the ordinary course of business; provided that such agreement prohibits the encumbrance of solely the property or assets of the Borrower or such Restricted Subsidiary that are the subject to such agreement, the payment rights arising thereunder or the proceeds thereof and does not extend to any other asset or property of the Borrower or such Restricted Subsidiary or the assets or property of another Restricted Subsidiary;

(xvi)customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Restricted Subsidiary;

(xvii)customary provisions restricting assignment of any agreement entered into in the ordinary course of business;

(xviii)any encumbrances or restrictions arising in connection with cash or other deposits permitted under Section 8.5;

(xix)any encumbrance or restriction that arises or is agreed to in the ordinary course of business and does not detract from the value of property or assets of the Borrower or any Restricted Subsidiary in any manner material to the Borrower or such Restricted Subsidiary;

(xx)customary provisions restricting dispositions of real property interests set forth in any reciprocal easement agreements of the Borrower or any Restricted Subsidiary; or

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(xxi)an agreement or instrument relating to any Indebtedness incurred subsequent to the Closing Date (i) if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to the Lenders than the encumbrances and restrictions contained in agreements in effect on the Closing Date (as determined in good faith by the Borrower) or (ii) if such encumbrance or restriction is not materially more disadvantageous to the Lenders than is customary in comparable financings (as determined in good faith by the Borrower) and either (x) the Borrower determines in good faith that such encumbrance or restriction will not materially affect the Borrower’s ability to make principal or interest payments on the Term Loans or (y) such encumbrance or restriction applies only if a default occurs in respect of a payment or financial covenant relating to such Indebtedness.

8.8Change of Control.  The Borrower shall not and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, in the event of the occurrence of a Change of Control, repurchase or repay any Indebtedness then outstanding pursuant to any Subordinated Indebtedness or the Existing Unsecured Notes or any portion thereof, unless the Borrowers shall have (i) made payment in full of the Term Loan Facility Obligations and any other amounts then due and owing to any Lender or the Administrative Agent hereunder and under any Note or (ii) made an offer to pay the Term Loan Facility Obligations and any amounts then due and owing to each Lender and the Administrative Agent hereunder and under any Note and shall have made payment in full thereof to each such Lender or the Administrative Agent which has accepted such offer.  For so long as the Borrower shall have complied with the terms of this Section 8.8, any Event of Default arising under Section 9.1(k) by reason of such Change of Control shall be deemed not to have occurred or be continuing.

SECTION 9

Events of Default

9.1Events of Default.  Any of the following from and after the Closing Date shall constitute an event of default:

(a)  The Borrower shall fail to pay any principal of any Term Loan when due in accordance with the terms hereof (whether at stated maturity, by mandatory prepayment or otherwise); or the Borrower shall fail to pay any interest on any Term Loan, or any other amount payable hereunder, within five Business Days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b)  Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document (or in any amendment, modification or supplement hereto or thereto) or which is contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

(c)  Any Loan Party shall default in the payment, observance or performance of any term, covenant or agreement contained in Section 8; or

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(d)  Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in clauses (a) through (c) of this Section 9.1), ~~and~~ such default shall continue unremedied for a period of 30 days, in the case of a default with respect to reporting obligations under Subsection 7.1, after notice thereof from the Administrative Agent or the Required Lenders and in the case of any other default, after the earlier of (A) the date on which a Responsible Officer of the Borrower becomes aware of such failure and (B) the date on which written notice thereof shall have been given to the Borrower by the Administrative Agent or the Required Lenders; or

(e)  Any Loan Party or any of its Restricted Subsidiaries shall (i) default in (x) any payment of principal of or interest on any Indebtedness (excluding the Term Loans) in excess of the Threshold Amount or (y) in the payment of any Guarantee Obligation in excess of the Threshold Amount, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (excluding the Term Loans) or Guarantee Obligation referred to in clause (i) above or contained in any instrument or agreement evidencing, securing or relating thereto (other than a failure to provide notice of a default or an event of default under such instrument or agreement or default in the observance of or compliance with any financial maintenance covenant), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice or lapse of time if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable (an “Acceleration”; and the term “Accelerated” shall have a correlative meaning), and such time shall have lapsed and, if any notice (a “Default Notice”) shall be required to commence a grace period or declare the occurrence of an event of default before notice of Acceleration may be delivered, such Default Notice shall have been given and such default shall not have been remedied or waived by or on behalf of such holder or holders (provided that this clause (ii) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder or (y) any termination event or similar event pursuant to the terms of any Hedge Agreement) or (iii) in the case of any Indebtedness or Guarantee Obligations referred to in clause (i) above containing or otherwise requiring observance or compliance with any financial maintenance covenant, such Indebtedness or Guarantee Obligation shall have been Accelerated and such Acceleration shall not have been rescinded; or

(f)  If (i) the Borrower or any Material Subsidiary of the Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts (excluding, in each case, the solvent liquidation or reorganization of any Foreign Subsidiary of the Borrower that is not a Loan Party), or (B) seeking appointment of a receiver, interim receiver, receivers, receiver and manager, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Material Subsidiary of the Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Material Subsidiary of the Borrower any case, proceeding or other action of a nature

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referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged, unstayed or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any Material Subsidiary of the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any Material Subsidiary of the Borrower shall take any corporate or other similar organizational action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any Material Subsidiary of the Borrower shall be generally unable to, or shall admit in writing its general inability to, pay its debts as they become due; or

(g)  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect or (iii) a Foreign Benefit Event occurs which, either individually or together with other Foreign Benefit Events that have occurred, would reasonably be expected to result in a Material Adverse Effect; or

(h)  One or more judgments or decrees shall be entered against the Borrower or any of its Restricted Subsidiaries involving in the aggregate at any time a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within 60 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) of the Threshold Amount or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

(i)  with respect to any Collateral, individually, having a fair market value in excess of the Threshold Amount, any of the Security Documents ceases to be in full force and effect, or any of the Security Documents ceases to give the Lenders the Liens purported to be created thereby, or any of the Security Documents is declared null and void or the Borrower or any Guarantor denies in writing that it has any further liability under any Security Document (in each case other than in accordance with the terms of this Agreement or any of the Security Documents), except to the extent that any loss of perfection or priority results from the failure of the Collateral Agent (or any other collateral agent for any Indebtedness secured by a Lien) to maintain possession of certificates actually delivered to it representing securities, promissory notes or other instruments pledged under the Security Documents, or otherwise results from the gross negligence or willful misconduct of the Administrative Agent or the Collateral Agent (or any other collateral agent for any Indebtedness secured by a Lien) and except, as to Collateral consisting of real property, to the extent that such failure is covered by a lender’s title insurance policy and the Collateral Agent is reasonably satisfied with the credit of such insurer; provided, that if a failure of the sort described in this Section 9.1(i) is susceptible of cure (including with respect to any loss of Lien priority on material portions of the Collateral), no Event of Default shall arise under this Section 9.1(i) with respect thereto until 30 days after a Responsible Officer becomes aware of such failure; or

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(j)  Subject to the Borrower’s option to make an offer to prepay the Term Loans pursuant to Section 8.8, a Change of Control shall have occurred.

9.2Remedies Upon an Event of Default.  (a) If any Event of Default occurs and is continuing, then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of Section 9.1(f) with respect to the Borrower, automatically the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement  shall immediately become due and payable, and (B) if such event is any other Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Term Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable.

(b)Except as expressly provided above in this Section 9, to the maximum extent permitted by applicable law, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

SECTION 10

The Agents and the Other Representatives

10.1Appointment.  (a) Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to or required of such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.  Each Lender further authorizes the Administrative Agent to act as representative of the Lenders under the Security Agreement and each other Security Document, as applicable.  Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agents and the Other Representatives shall not have any duties or responsibilities, except, in the case of the Administrative Agent and the Collateral Agent, those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent or the Other Representatives.

(b)Each of the Agents may perform any of their respective duties under this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein by or through its respective officers, directors, agents, employees or affiliates, or delegate any and all such rights and powers to, any one or more sub-agents appointed by such Agent (it being understood and agreed, for avoidance of doubt and without limiting the generality of the foregoing, that the Administrative Agent and the Collateral Agent may perform any of their respective duties under the Security Documents by or through one or more of their respective affiliates).  Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Section 10 shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

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(c)Except for Sections 10.5, 10.8(a), (b), (c) and (e) and (to the extent of the Borrower’s rights thereunder and the conditions included therein) 10.9, the provisions of this Section 10 are solely for the benefit of the Agents and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

10.2The Administrative Agent and Affiliates.  Each person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each person serving as an Agent hereunder in its individual capacity.  Such person and its affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Holdings, the Borrower or any Subsidiary or other Affiliate thereof as if such person were not an Agent hereunder and without any duty to account therefor to the Lenders.

10.3Action by an Agent.  Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact (including the Collateral Agent in the case of the Administrative Agent), and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact or counsel selected by it with reasonable care.

10.4Exculpatory Provisions.  (a) No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, no Agent:

(i)shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(ii)shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that such Agent shall not be required to take any action that, in its judgment or the judgment of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Requirement of Law; and

(iii)shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the person serving as such Agent or any of its affiliates in any capacity.

(b)No Agent shall be liable for any action taken or not taken by it (x) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 11.1) or (y) in the absence of its own gross negligence, bad faith or willful misconduct.  No Agent shall be deemed to have knowledge of any Default unless and until written notice describing such Default is given to such Agent by the Borrower or a Lender.

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(c)No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 6 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent.  Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with reference to the Administrative Agent or the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead, such term as used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

(d)Each party to this Agreement acknowledges and agrees that the Administrative Agent may use an outside service provider for the tracking of all UCC financing statements required to be filed pursuant to the Loan Documents and notification to the Administrative Agent, of, among other things, the upcoming lapse or expiration thereof, and that any such service provider will be deemed to be acting at the request and on behalf of the Borrower and the other Loan Parties.  No Agent shall be liable for any action taken or not taken by any such service provider.

10.5Acknowledgement and Representations by Lenders.  Each Lender expressly acknowledges that none of the Agents or the Other Representatives nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any Agent or any Other Representative hereafter taken, including any review of the affairs of the Borrower or any other Loan Party, shall be deemed to constitute any representation or warranty by such Agent or such Other Representative to any Lender.  Each Lender further represents and warrants to the Agents, the Other Representatives and each of the Loan Parties that it has had the opportunity to review each document made available to it on the Platform in connection with this Agreement and has acknowledged and accepted the terms and conditions applicable to the recipients thereof.  Each Lender acknowledges that, independently and without reliance upon any Agent, the Other Representatives or any other Lender, and based on such documents and information as it has deemed appropriate, it has made and will make, its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties, it has made its own decision to make its Loans hereunder and enter into this Agreement and it will make its own decisions in taking or not taking any action under this Agreement and the other Loan Documents and, except as expressly provided in this Agreement, neither the Agents nor any Other Representative shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.  Each Lender acknowledges and agrees to comply with the provisions of Section 11.6 applicable to the Lenders hereunder.

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10.6Indemnity; Reimbursement by Lenders.  (a) To the extent that the Borrower or any other Loan Party for any reason fails to indefeasibly pay any amount required under Section 11.5 to be paid by it to the Administrative Agent (or any sub-agent thereof) or the Collateral Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay ratably according to their respective outstanding Term Loans on the date on which the applicable unreimbursed expense or indemnity payment is sought under this Section 10.6 such unpaid amount (such indemnity shall be effective whether or not the related losses, claims, damages, liabilities and related expenses are incurred or asserted by any party hereto or any third party); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Collateral Agent (or any sub-agent thereof) or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or the Collateral Agent (or any sub-agent thereof) in connection with such capacity.  The obligations of the Lenders under this Section 10.6 are subject to the provisions of Section 4.8.

(b)Any Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document (except actions expressly required to be taken by it hereunder or under the Loan Documents) unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

(c)All amounts due under this Section 10.6 shall be payable not later than three Business Days after demand therefor.  The agreements in this Section 10.6 shall survive the payment of the Loans and all other amounts payable hereunder.

10.7Right to Request and Act on Instructions; Reliance.  (a) Each Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents an Agent is permitted or desires to take or to grant, and if such instructions are promptly requested, the requesting Agent shall be absolutely entitled as between itself and the Lenders to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Lender for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Required Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement.  Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of an Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Required Lenders (or all or such other portion of the Lenders as shall be prescribed by this Agreement) and, notwithstanding the instructions of Required Lenders (or such other applicable portion of the Lenders), an Agent shall have no obligation to any Lender to take any action if it believes, in good faith, that such action would violate applicable law or exposes an Agent to any liability for which it has not received satisfactory indemnification in accordance with the provisions of Section 10.6.

(b)Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the

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proper person.  Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan.  Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall be entitled to rely upon the advice of any such counsel, accountants or experts and shall not be liable for any action taken or not taken by it in accordance with such advice.

10.8Collateral Matters.  (a) Each Lender authorizes and directs the Administrative Agent (including in its capacity as representative of the Lenders under the Security Documents) and the Collateral Agent to enter into (and agrees to be bound by the terms of) (x) the Guarantee Agreement, the Security Documents, the Junior Lien Intercreditor Agreement and any Other Intercreditor Agreement for the benefit of the Lenders and the other Secured Parties, (y) any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to the Security Documents, the Junior Lien Intercreditor Agreement and any Other Intercreditor Agreement or other intercreditor agreements in connection with the incurrence by any Loan Party or any Subsidiary thereof of Additional Indebtedness (each an “Intercreditor Agreement Supplement”) to permit such Additional Indebtedness to be secured by a valid, perfected lien (with such priority as may be designated by the Borrower or relevant Subsidiary, to the extent such priority is permitted by the Loan Documents) and (z) any Incremental Commitment Amendment as provided in Section 2.6, any Increase Supplement as provided in Section 2.6, any Lender Joinder Agreement as provided in Section 2.6, any agreement required in connection with a Permitted Debt Exchange Offer pursuant to Section 2.7 and any Extension Amendment as provided in Section 2.8.  Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Administrative Agent, the Collateral Agent or the Required Lenders in accordance with the provisions of this Agreement, the Guarantee Agreement, the Security Documents, the Junior Lien Intercreditor Agreement, any Other Intercreditor Agreement, any Intercreditor Agreement Supplement, any Incremental Commitment Amendment, any Increase Supplement, any Lender Joinder Agreement or any agreement required in connection with a Permitted Debt Exchange Offer or any Extension Amendment and the exercise by the Agents or the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders.  Each Lender further agrees that the Collateral Agent may act pursuant to the Security Documents as instructed by the representative of the First Lien Obligations (as defined in the Security Agreement) then having authority to direct actions of the Collateral Agent pursuant to the Security Documents.  The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time, to take any action with respect to any applicable Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.  Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any Collateral for the Term Loans unless instructed to do

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so by the Collateral Agent, it being understood and agreed that such rights and remedies may be exercised only by the Collateral Agent.  The Collateral Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets or the provision of any guarantee by any Subsidiary (including extensions beyond the Closing Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Closing Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents or if instructed to do so in accordance with the Security Documents.

(b)The Lenders hereby authorize each Agent, in each case at its option and in its discretion, (A) to release any Lien granted to or held by such Agent upon any Collateral (i) upon termination of the Initial Term Loan Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments and payment and satisfaction of all of the Term Loan Facility Obligations under the Loan Documents at any time arising under or in respect of this Agreement or the Loan Documents or the transactions contemplated hereby or thereby that are then due and unpaid, (ii) constituting property being sold or otherwise disposed of (to Persons other than a Loan Party) upon the sale or other disposition thereof, (iii) owned by any Subsidiary Guarantor designated as an Excluded Subsidiary or constituting Equity Interests of an Excluded Subsidiary, (iv) if approved, authorized or ratified in writing by the Required Lenders (or such greater amount, to the extent required by Section 11.1) or (v) as otherwise may be expressly provided in the relevant Security Documents and (B) at the written request of the Borrower to subordinate any Lien on any Excluded Assets or any other property granted to or held by such Agent, as the case may be under any Loan Document to the holder of any Permitted Lien.  Upon request by any Agent, at any time, the Lenders will confirm in writing any Agent’s authority to release particular types or items of Collateral pursuant to this Section 10.8.

(c)The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as the case may be, in each case at its option and in its discretion, to enter into any amendment, amendment and restatement, restatement, waiver, supplement or modification, and to make or consent to any filings or to take any other actions, in each case as contemplated by Section 11.17.  Upon request by any Agent, at any time, the Lenders will confirm in writing the Administrative Agent’s and the Collateral Agent’s authority under this Section 10.8(c).

(d)No Agent shall have any obligation whatsoever to the Lenders to assure that the Collateral exists or is owned by Holdings, the Borrower or any of its Restricted Subsidiaries or is cared for, protected or insured or that the Liens granted to any Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Agents in this Section 10.8 or in any of the Security Documents, it being understood and agreed by the Lenders that in respect of the Collateral, or any act, omission or event related thereto, each Agent may act in any manner it may deem appropriate, in its sole discretion, given such Agent’s own interest in the Collateral as a Lender and that no Agent shall have any duty or liability whatsoever to the Lenders, except for its bad faith, gross negligence or willful misconduct.

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(e)Notwithstanding any provision herein to the contrary, any Security Document may be amended (or amended and restated), restated, waived, supplemented or modified as contemplated by and in accordance with either Section 11.1 or 11.17, as applicable, with the written consent of the Agent party thereto and the Loan Party party thereto.

(f)The Collateral Agent may appoint the Administrative Agent as its agent for the purposes of holding any Collateral and/or perfecting the Collateral Agent’s security interest therein and for the purpose of taking such other action with respect to the collateral as such Agents may from time to time agree.

10.9Successor Agent.  Subject to the appointment of a successor as set forth herein, (i) the Administrative Agent or the Collateral Agent may be removed by the Borrower or the Required Lenders (in the case of the Collateral Agent, subject to the Security Agreement) if the Administrative Agent, the Collateral Agent or a controlling affiliate of the Administrative Agent or the Collateral Agent is a Defaulting Agent and (ii) the Administrative Agent and the Collateral Agent may resign as Administrative Agent or Collateral Agent, respectively, in each case upon ten days’ notice to the Administrative Agent, the Lenders and the Borrower, as applicable.  If the Administrative Agent or the Collateral Agent shall be removed by the Borrower or the Required Lenders pursuant to clause (i) above or if the Administrative Agent or the Collateral Agent shall resign as Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which such successor agent shall be subject to approval by the Borrower; provided that such approval by the Borrower in connection with the appointment of any successor Administrative Agent shall only be required so long as no Event of Default under Section 9.1(a) or (f) has occurred and is continuing; provided further, that the Borrower shall not unreasonably withhold its approval of any successor Administrative Agent if such successor is a commercial bank with a consolidated combined capital and surplus of at least $5.0 billion.  If no successor shall have been so appointed by the Required Lenders and approved by the Borrower (to the extent required) and shall have accepted such appointment within 45 days after the Administrative Agent or the Collateral Agent, as the case may be, gives notice of its resignation or is notified that it is being removed, then the Administrative Agent or Collateral Agent, as the case may be, may, on behalf of the Lenders appoint a successor Administrative Agent or Collateral Agent, as the case may be,, which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. If no successor Administrative Agent or Collateral Agent, as the case may be, has been appointed pursuant to the immediately preceding sentence by the 45th day after the date such notice of resignation or removal, as applicable, the Administrative Agent’s or Collateral Agent’s resignation or removal, as applicable, shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent or Collateral Agent hereunder and/or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent or Collateral Agent, as the case may be.  Upon the successful appointment of a successor agent, such successor agent shall succeed to the rights, powers and duties of the Administrative Agent or the Collateral Agent, as applicable, and the term “Administrative Agent” or “Collateral Agent”, as applicable, shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Administrative Agent or Collateral Agent, as applicable, shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Term Loans.  After any retiring Agent’s resignation or removal as Agent, the provisions of this Section 10 (including Section 10.9) shall

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inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  In the case of the Collateral Agent, the provision of this Section 10.9 shall in all respects be subject to the provisions of the Security Agreement.

10.10Withholding Tax.  To the extent required by any applicable law, each Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax, and in no event shall such Agent be required to be responsible for or pay any additional amount with respect to any such withholding.  If the Internal Revenue Service or any other Governmental Authority asserts a claim that any Agent did not properly withhold tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify such Agent of a change in circumstances which rendered the exemption from or reduction of withholding tax ineffective or for any other reason, without limiting the provisions of Section 4.11(a) or 4.12, such Lender shall indemnify such Agent fully for all amounts paid, directly or indirectly, by such Agent as tax or otherwise, including any penalties or interest and together with any expenses incurred and shall make payable in respect thereof within 30 days after demand therefor.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 10.10.  The agreements in this Section 10.10 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all other Term Loan Facility Obligations.

10.11Other Representatives.  None of the entities identified as joint bookrunners and joint lead arrangers or syndication agents pursuant to the definition of Other Representative contained herein, shall have any duties or responsibilities hereunder or under any other Loan Document in its capacity as such.  Without limiting the foregoing, no Other Representative shall have nor be deemed to have a fiduciary relationship with any Lender.  At any time that any Lender serving as an Other Representative shall have transferred to any other Person (other than any of its affiliates) all of its interests in the Loans, such Lender shall be deemed to have concurrently resigned as such Other Representative.

10.12Application of Proceeds.  The Lenders and the Administrative Agent agree, as among such parties, as follows:  subject to the terms of the Security Agreement, any Junior Lien Intercreditor Agreement, any Other Intercreditor Agreement or any Intercreditor Agreement Supplement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of amounts then due and outstanding under any of the Loan Documents shall, except as otherwise expressly provided herein, be applied as follows:  first, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of the Administrative Agent and the Collateral Agent in connection with enforcing the rights of the Agents and the Lenders under the Loan Documents (including all expenses of sale or other realization of or in respect of the Collateral and any sums advanced to the Collateral Agent or to

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preserve its security interest in the Collateral), second, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of each of the Lenders in connection with enforcing such Lender’s rights under the Loan Documents, third, to pay interest on Loans then outstanding; fourth, to pay principal of Loans then outstanding and obligations under Secured Hedge Agreements and Cash Management Obligations permitted hereunder and secured by the Security Agreement as Term Loan Facility Obligations, ratably among the applicable Secured Parties in proportion to the respective amounts described in this clause “fourth” payable to them, and fifth, to pay the surplus, if any, to whomever may be lawfully entitled to receive such surplus.  To the extent any amounts available for distribution pursuant to clause “third” or “fourth” above are insufficient to pay all obligations described therein in full, such moneys shall be allocated pro rata among the applicable Secured Parties in proportion to the respective amounts described in the applicable clause at such time.  This Section 10.12 may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendment) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of loans added pursuant to Sections 2.6 and 2.8, as applicable.

SECTION 11

Miscellaneous

11.1Amendments and Waivers.  (a) Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, supplemented, modified or waived except in accordance with the provisions of this Section 11.1.  The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (x) enter into with the respective Loan Parties hereto or thereto, as the case may be, written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or to the other Loan Documents or changing, in any manner the rights or obligations of the Lenders or the Loan Parties hereunder or thereunder or (y) waive at any Loan Party’s request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that amendments pursuant to Sections 11.1(d) and (f) may be effected without the consent of the Required Lenders to the extent provided therein; provided further, that no such waiver and no such amendment, supplement or modification shall:

(i)(A) reduce or forgive the amount or extend the scheduled date of maturity of any Loan or of any scheduled installment thereof (including extending the Initial Term Loan Maturity Date ~~or~~, the Tranche B Term Loan Maturity Date or the Tranche C Term Loan Maturity Date), (B) reduce the stated rate of any interest, commission or fee payable hereunder (other than as a result of any waiver of the applicability of any post-default increase in interest rates), (C) extend the scheduled date of any payment of any Lenders’ Loans, (D) change the currency in which any Loan is payable or (E) increase any Lender’s Initial Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment or Incremental Commitment, in each case without the consent of each Lender directly and adversely affected thereby (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events

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of Default or of a mandatory repayment of the Loans of all Lenders shall not constitute an extension of the scheduled date of maturity, any scheduled installment, or the scheduled date of payment of the Loans of any Lender or an increase in the Initial Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment or Incremental Commitment of any Lender);

(ii)amend, modify or waive any provision of this Section 11.1(a) or reduce the percentage specified in the definition of “Required Lenders,” or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents (other than pursuant to Section 8.6 or 11.6(a)), in each case without the written consent of all the Lenders;

(iii)release Guarantors accounting for all or substantially all of the value of the Guarantee of the Term Loan Facility Obligations pursuant to the Guarantee Agreement, or, in the aggregate (in a single transaction or a series of related transactions), all or substantially all of the Collateral without the consent of all of the Lenders, except as expressly permitted hereby or by any Security Document (as such documents are in effect on the date hereof or, if later, the date of execution and delivery thereof in accordance with the terms hereof);

(iv)require any Lender to make Loans having an Interest Period of longer than six months or shorter than one month without the consent of such Lender;

(v)amend, modify or waive any provision of Section 10 without the written consent of the then Agents;

(vi)amend, modify or waive any provision of Section 10.1(a), 10.5 or 10.11 without the written consent of any Other Representative directly and adversely affected thereby;

(vii)[reserved];

(viii)[reserved]; or

(ix)amend, modify or waive the order of application of payments set forth in Section 4.4(c), 4.8(a), 10.12 or 11.7, in each case without the consent of all the Lenders;

provided further that, notwithstanding and in addition to the foregoing, and in addition to Liens the Collateral Agent is authorized to release pursuant to Section 10.8(b), the Collateral Agent may, in its discretion, release the Lien on Collateral valued in the aggregate not in excess of $10.0 million in any Fiscal Year without the consent of any Lender and the Collateral Agent may release Liens on Collateral upon instructions of the Authorized Applicable Representative (as defined in the Security Agreement) pursuant to the Security Agreement.

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(b)Any waiver and any amendment, supplement or modification pursuant to this Section 11.1 shall apply to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.  In the case of any waiver, each of the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

(c)Notwithstanding any provision herein to the contrary, this Agreement may be amended at any time on or prior to the Tranche B Delayed Draw Closing Date as contemplated by Section 11 of the First Incremental Amendment.

(d)Notwithstanding any provision herein to the contrary, this Agreement and the other Loan Documents may be amended (i) to cure any ambiguity, mistake, omission, defect, or inconsistency with the consent of the Borrower and the Administrative Agent, (ii) in accordance with Section 2.6 to incorporate the terms of any Incremental Commitments with the written consent of the Borrower and Lenders providing such Incremental Commitments, (iii) in accordance with Section 2.8 to effectuate an Extension with the written consent of the Borrower and the Extending Lenders and (iv) with the consent of the Borrower and the Administrative Agent (in each case such consent not to be unreasonably withheld or delayed), in the event any mandatory prepayment or redemption provision in respect of asset sales, casualty or condemnation events or excess cash flow included or to be included in any Indebtedness constituting Pari Passu Indebtedness would result in such Indebtedness being prepaid or redeemed on a more than ratable basis with the Term Loans in respect of such asset sale, casualty or condemnation event or excess cash flow prepayment, to provide for mandatory prepayments of the Term Loans such that, after giving effect thereto, the prepayments and redemptions made in respect of such Indebtedness are not on more than a ratable basis.  Without limiting the generality of the foregoing, any provision of this Agreement and the other Loan Documents, including Section 4.4, 4.8 or 10.14 hereof, may be amended as set forth in the immediately preceding sentence pursuant to any Incremental Commitment Amendment or any Extension Amendment, as the case may be, to provide for non-pro rata borrowings and payments of any amounts hereunder as between any Tranches, including the Term Loans, any Incremental Commitments or Incremental Loans and any Extended Term Tranche, or to provide for the inclusion, as appropriate, of the Lenders of any Extended Term Tranche or Incremental Commitments or Incremental Loans in any required vote or action of the Required Lenders or of the Lenders of each Tranche hereunder.  The Administrative Agent hereby agrees (if requested by the Borrower) to execute any amendment referred to in this clause (d) or an acknowledgement thereof.

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(e)Notwithstanding any provision herein to the contrary, this Agreement may be amended (or deemed amended) or amended and restated with the written consent of the Required Lenders, the Administrative Agent and the Borrower (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the existing Facilities and the accrued interest and fees in respect thereof, (y) to include, as appropriate, the Lenders holding such credit facilities in any required vote or action of the Required Lenders or of the Lenders of each Facility hereunder and (z) to provide class protection for any additional credit facilities.

(f)Notwithstanding any provision herein to the contrary, any Security Document may be amended (or amended and restated), restated, waived, supplemented or modified as contemplated by Section 11.17 with the written consent of the Agent party thereto and the Loan Party party thereto.

(g)If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement and/or any other Loan Document as contemplated by Section 11.1(a), the consent of each Lender or each directly and adversely affected Lender, as applicable, is required and the consent of the Required Lenders at such time is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each such Lender, a “Non-Consenting Lender”) then the Borrower may, on notice to the Administrative Agent and the Non-Consenting Lender, (A) replace such Non-Consenting Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 11.6 (with the assignment fee and any other costs and expenses to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender; provided, further, that the applicable assignee shall have agreed to the applicable change, waiver, discharge or termination of this Agreement and/or the other Loan Documents; and provided, further, that all obligations of the Borrower owing to the Non-Consenting Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such Non-Consenting Lender concurrently with such Assignment and Acceptance or (B) so long as no Event of Default under Section 9.1(a) or (f) then exists or will exist immediately after giving effect to the respective prepayment, prepay the Loans and, if applicable, terminate the commitments of such Non-Consenting Lender, in whole or in part, subject to Section 4.12, without premium or penalty.  In connection with any such replacement under this Section 11.1(g), if the Non-Consenting Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement by  the later of (a) the date on which the replacement Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (b) the date as of which all obligations of the Borrower owing to the Non-Consenting Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such Non-Consenting Lender, then such Non-Consenting Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Non-Consenting Lender, and the Administrative Agent shall record such assignment in the Register.

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11.2Notices.  (a) All notices, requests, and demands to or upon the respective parties hereto to be effective shall be in writing (including telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed as follows in the case of the Borrower, the Administrative Agent and the Collateral Agent, and as set forth in Schedule A in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Loans:

The Borrower	WMG Acquisition Corp. c/o Warner Music Group Corp. 75 Rockefeller Plaza New York, NY10019 Attention: General Counsel Facsimile: (212) 275-3601 Website: www.wmg.com
With copies (which shall not constitute notice) to:	Debevoise & Plimpton LLP 919 Third Avenue New York, New York 10022 Attention: David A. Brittenham, Esq. Facsimile: (212) 521-7347 Telephone: (212) 909-6000
The Administrative Agent/the Collateral Agent:	Credit Suisse AG, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010 Attention: Jason Wheeler Facsimile: (212) 322-2291 Email: agency.loanops@credit-suisse.com
With copies (which shall not constitute notice) to:	Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 Attention: Jason Kyrwood Facsimile: (212) 701-5653 Telephone: (212) 450-4653

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to Section 4.2, 4.4 or 4.8 shall not be effective until received.

(b)Without in any way limiting the obligation of any Loan Party and its Subsidiaries to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent in good faith to be from a Responsible Officer of a Loan Party.

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(c)Loan Documents may be transmitted and/or signed by facsimile or other electronic means (e.g., a “pdf” or “tiff”).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on each Loan Party, each Agent and each Lender.  The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic document or signature.

(d)Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including electronic mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Section by electronic communication.  Unless the Administrative Agent otherwise prescribes (with the Borrower’s consent), (i) notices and other communications sent to an e-mail address shall be deemed to have been duly made or given when delivered, provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the posting thereof.

(e)(i) The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on a Platform and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees to clearly and conspicuously mark all Borrower Materials that the Borrower intends to be made available to Public Lenders; provided that the Borrower agrees that the Disqualified Institution List will be deemed to be “public-side” Borrower Materials and may be made available to Public Lenders.

(ii)Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities laws.

11.3No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of any Agent, any Lender or any Loan Party, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

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11.4Survival of Representations and Warranties.  All representations and warranties made hereunder and in the other Loan Documents (or in any amendment, modification or supplement hereto or thereto) and in any certificate delivered pursuant hereto or such other Loan Documents shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

11.5Payment of Expenses and Taxes.  The Borrower agrees (a) to pay or reimburse the Agents and the Other Representatives for (1) all their reasonable and documented out-of-pocket costs and expenses incurred in connection with (i) the syndication of the Facilities and the development, preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, (ii) the consummation and administration of the transactions (including the syndication of the Initial Term Loan Commitments ~~and~~, the Tranche B Term Loan Commitments and the Tranche C Term Loan Commitments) contemplated hereby and thereby and (iii) efforts to monitor the Loans and verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral, and (2) the reasonable and documented fees and disbursements of Davis Polk and Wardwell LLP, and such other special or local counsel, consultants, advisors, appraisers and auditors whose retention (other than during the continuance of an Event of Default) is approved by the Borrower, (b) to pay or reimburse each Lender, each Other Representative and the Agents for all their reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including the fees and disbursements of counsel to the Agents and the Lenders, (c) to pay, indemnify, or reimburse each Lender, each Other Representative and the Agents for, and hold each Lender, each Other Representative and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any stamp, documentary, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution, delivery or enforcement of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify or reimburse each Lender, each Other Representative, each Agent (and any sub-agent thereof) and each Related Party of any of the foregoing Persons (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans, the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower or any of its Restricted Subsidiaries or any of the property of the Borrower or any of its Restricted Subsidiaries, of any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party and regardless of whether any Indemnitee is a party thereto (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided that the Borrower shall not have any obligation hereunder to any Lead Arranger, any Other Representative, any Agent (or any sub-agent thereof) or any

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Lender (or any Related Party of any such Lead Arranger, Other Representative, Agent (or any sub-agent thereof) or Lender ) with respect to Indemnified Liabilities arising from (i) the gross negligence, bad faith or willful misconduct of any such Lead Arranger, Other Representative, Agent (or any sub-agent thereof) or Lender (or any Related Party of any such Lead Arranger, Other Representative, Agent (or any sub-agent thereof) or Lender), as the case may be, as determined by a court of competent jurisdiction in a final and non-appealable decision, (ii) a material breach of the Loan Documents by any such Lead Arranger, Other Representative, Agent (or any sub-agent thereof) or Lender (or any Related Party of any such Lead Arranger, Other Representative, Agent (or any sub-agent thereof) or Lender), as the case may be, as determined by a court of competent jurisdiction in a final and non-appealable decision or (iii) claims against such Indemnitee or any Related Party brought by any other Indemnitee that do not involve claims against any Lead Arranger or Agent in its capacity as such.  Neither the Borrower nor any Indemnitee shall be liable for any indirect, special, punitive or consequential damages hereunder; provided that nothing contained in this sentence shall limit the Borrower’s indemnity or reimbursement obligations under this Section 11.5 to the extent such indirect, special, punitive or consequential damages are included in any third party claim in connection with which such Indemnitee is entitled to indemnification hereunder.  All amounts due under this Section 11.5 shall be payable not later than 30 days after written demand therefor.  Statements reflecting amounts payable by the Loan Parties pursuant to this Section 11.5 shall be submitted to the address of the Borrower set forth in Section 11.2, or to such other Person or address as may be hereafter designated by the Borrower in a notice to the Administrative Agent.  Notwithstanding the foregoing, except as provided in Sections 11.5(b) and (c) above, the Borrower shall have no obligation under this Section 11.5 to any Indemnitee with respect to any tax, levy, impost, duty, charge, fee, deduction or withholding imposed, levied, collected, withheld or assessed by any Governmental Authority.  The agreements in this Section 11.5 shall survive repayment of the Loans and all other amounts payable hereunder.

11.6Successors and Assigns; Participations and Assignments.  (a)  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) other than in accordance with Section 8.6, the Borrower shall not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 11.6.

(b)(i) Subject to the conditions set forth in Section 11.6(b)(ii) below, any Lender other than a Conduit Lender may, in the ordinary course of business and in accordance with applicable law, assign (other than to a Disqualified Institution or any natural person) to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including its Tranche B Term Loan Commitment, Tranche C Term Loan Commitment and/or any Tranche of Term Loans, pursuant to an Assignment and Acceptance) with the prior written consent of:

(A)(1) with respect to the Tranche B Term Loan Commitments, the Borrower ~~and~~, (2) with respect to the Tranche C Term Loan Commitments, the Borrower and (3) with respect to any Tranche of Loans, the Borrower (such consent, in the case of this clause (~~2~~3), not to be

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unreasonably withheld), provided, that with respect to any assignment of any Tranche of Term Loans, no consent of the Borrower shall be required for an assignment (x) to a Lender, an Affiliate of a Lender, or an Approved Fund (as defined below); provided, that if any Lender assigns all or a portion of its rights and obligations under this Agreement to one of its Affiliates in connection with or in contemplation of the sale or other disposition of its interest in such Affiliate, the Borrower’s prior written consent shall be required for such assignment, (y) if an Event of Default under Section 9.1(a) or (f) with respect to the Borrower has occurred and is continuing, to any other Person, and (z) in connection with the primary syndication of (A) the Initial Term Loans by Credit Suisse AG to Persons previously disclosed by it to the Borrower ~~and~~, (B) the Tranche B Term Loans by the Tranche B Initial Committed Lenders (as defined in the First Incremental Amendment) to Persons previously disclosed by them to the Borrower on or prior to the First Incremental Amendment Effective Date or (C) the Tranche C Term Loans by Credit Suisse AG to Persons previously disclosed by it to the Borrower or on prior to the Third Amendment Effective Date; and

(B)the Administrative Agent (such consent not to be unreasonably withheld); provided that no consent of the Administrative Agent shall be required for an assignment to a Lender or an Affiliate of a Lender or an Approved Fund.

(ii)Assignments shall be subject to the following additional conditions:

(A)except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Initial Term Loan Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments, Incremental Commitments or Loans under any Facility, the amount of the Initial Term Loan Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments, Incremental Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in an amount of an integral multiple of $1.0 million unless the Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Borrower shall be required if an Event of Default under Section 9.1(a) or (f) with respect to the Borrower has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;

(B)the parties to each assignment shall (A) execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent or (B) if previously agreed with the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Acceptance, and, in each case, shall pay to the Administrative Agent a processing and recordation fee of $3,500; provided that for concurrent assignments to two or more Approved Funds such assignment fee shall only be required to be paid once in respect of and at the time of such assignments;

(C)the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire;

(D)any assignment of Incremental Commitments or Loans to an Affiliated Lender shall also be subject to the requirements of Sections 11.6(h) and (i); and

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(E)any Term Loans acquired by Holdings, the Borrower or any Subsidiary shall be retired and cancelled promptly upon acquisition thereof.

For the purposes of this Section 11.6, the term “Approved Fund” has the following meaning:  “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.  Notwithstanding the foregoing, no Lender shall be permitted to make assignments under this Agreement to any Disqualified Institution, except to the extent the Borrower has consented to such assignment in writing (in which case such Lender will not be considered a Disqualified Institution solely for that particular assignment).

(iii)Subject to acceptance and recording thereof pursuant to clause (b)(iv) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of (and bound by any related obligations under) Sections 4.10, 4.11, 4.12, 4.13 and 11.5, and bound by its continuing obligations under Section 11.16).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.6(b) shall, to the extent it would comply with Section 11.6(c), be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 11.6.

(iv)The Borrower hereby designates the Administrative Agent, and the Administrative Agent agrees, to serve as the Borrower’s agent, solely for purposes of this Section 11.6, to maintain at one of its offices in New York, New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Initial Term Loan Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments or Incremental Commitments of, and interest and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower (and, solely with respect to entries applicable to such Lender, any Lender), at any reasonable time and from time to time upon reasonable prior notice.  Notwithstanding anything herein to the contrary, the Borrower shall be entitled to pursue any remedy available to it (whether at law or in equity) against the Lender and such Disqualified Institution.  Notwithstanding the foregoing, in no event shall the Administrative Agent (in its capacity as such) (x) be obligated to ascertain, monitor or inquire as to whether any Lender is a Disqualified Institution or (y) have any liability with respect to any assignment or participation of Loans to any Disqualified Institution (other than through the Administrative Agent’s gross negligence, bad

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faith or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable decision; provided that in no event shall the Administrative Agent have any liability for any failure to ascertain, monitor or inquire as to whether any Lender is a Disqualified Institution).

(v)Each Lender that sells a participation shall, acting for itself and, solely for this purpose, as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary (x) to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or (y) for the Borrower to enforce its rights hereunder.  The entries in the Participant Register shall be conclusive absent manifest error, and a Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(vi)Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 11.6(b) and any written consent to such assignment required by Section 11.6(b), the Administrative Agent shall accept such Assignment and Acceptance, record the information contained therein in the Register and give prompt notice of such assignment and recordation to the Borrower.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this clause (vi).

(vii)On or prior to the effective date of any assignment pursuant to this Section 11.6(b), the assigning Lender shall surrender any outstanding Notes held by it all or a portion of which are being assigned.  Any Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to the Borrower marked “cancelled”.

Notwithstanding the foregoing provisions of this Section 11.6(b) or any other provision of this Agreement, if the Borrower shall have consented thereto in writing in its sole discretion, the Administrative Agent shall have the right, but not the obligation, to effectuate assignments of Loans, Incremental Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments, and Initial Term Loan Commitments via an electronic settlement system acceptable to Administrative Agent and the Borrower as designated in writing from time to time to the Lenders by Administrative Agent (the “Settlement Service”).  At any time when the Administrative Agent elects, in its sole discretion, to implement such Settlement Service, each such assignment shall be effected by the assigning Lender and proposed Assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be subject to the prior written approval of the Borrower and shall be consistent with the other provisions of this Section 11.6(b).  Each assigning Lender and proposed Assignee shall comply with the requirements of the Settlement Service in connection with effecting any assignment of Loans,

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Incremental Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments, and Initial Term Loan Commitments pursuant to the Settlement Service.  Assignments and assumptions of Loans, Incremental Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments and Initial Term Loan Commitments shall be effected by the provisions otherwise set forth herein until the Administrative Agent notifies the Lenders of the Settlement Service as set forth herein.  The Borrower may withdraw its consent to the use of the Settlement Service at any time upon notice to the Administrative Agent, and thereafter assignments and assumptions of the Loans, Incremental Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments and Initial Term Loan Commitments shall be effected by the provisions otherwise set forth herein.  Notwithstanding the foregoing, it is understood and agreed that the Administrative Agent shall have the right, but not the obligation, to effectuate assignments of Loans, Incremental Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments and Initial Term Loan Commitments via the Clearpar electronic settlement system pursuant to procedures consistent with this Section 11.6(b).

Furthermore, no Assignee, which as of the date of any assignment to it pursuant to this Section 11.6(b) would be entitled to receive any greater payment under Section 4.10, 4.11, 4.12 or 11.5 than the assigning Lender would have been entitled to receive as of such date under such Sections with respect to the rights assigned, shall, notwithstanding anything to the contrary in this Agreement, be entitled to receive such greater payments unless the assignment was made after an Event of Default under Section 9.1(a) or (f) has occurred and is continuing or the Borrower has expressly consented in writing to waive the benefit of this provision at the time of such assignment.

(c)(i) Any Lender other than a Conduit Lender may, in the ordinary course of its business and in accordance with applicable law, without the consent of the Borrower or the Administrative Agent, sell participations (other than to any Disqualified Institution or a natural person) to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Initial Term Loan Commitments, Incremental Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments, and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, (D) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (E) in the case of any participation to a Permitted Affiliated Assignee, such participation shall be governed by the provisions of Section 11.6(h)(ii) to the same extent as if each reference therein to an assignment of a Loan were to a participation of a Loan and the references to Affiliated Lender were to such Permitted Affiliated Assignee in its capacity as a participant.  Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the second proviso to the second sentence of Section

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11.1(a) and (2) directly affects such Participant.  Subject to Section 11.6(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of (and shall have the related obligations under) Sections 4.10, 4.11, 4.12, 4.13 and 11.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.6(b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.7(b) as though it were a Lender, provided that such Participant shall be subject to Section 11.7(a) as though it were a Lender.  Notwithstanding the foregoing, no Lender shall be permitted to sell participations under this Agreement to any Disqualified Institution, except to the extent the Borrower has consented to such participation in writing (in which case such Lender will not be considered a Disqualified Institution solely for that particular participation).

(ii)No Loan Party shall be obligated to make any greater payment under Section 4.10, 4.11, 4.12 or 11.5 than it would have been obligated to make in the absence of any participation, unless the sale of such participation is made with the prior written consent of the Borrower and the Borrower expressly waives the benefit of this provision at the time of such participation.  A Participant shall not be entitled to the benefits of Section 4.11 unless such Participant complies with Section 4.11(b) or Section 4.11(c), as applicable, and provides the forms and certificates referenced therein to the Lender that granted such participation.

(d)Any Lender, without the consent of the Borrower or the Administrative Agent, may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank, and this Section 11.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute (by foreclosure or otherwise) any such pledgee or Assignee for such Lender as a party hereto.

(e)No assignment or participation made or purported to be made to any Assignee or Participant shall be effective without the prior written consent of the Borrower if it would require the Borrower to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Borrower shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Assignee or Participant to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.

(f)Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent and without regard to the limitations set forth in Section 11.6(b).  The Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any domestic or foreign bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state, federal or provincial bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender

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during such period of forbearance.  Each such indemnifying Lender shall pay in full any claim received from the Borrower pursuant to this Section 11.6(f) within 30 Business Days of receipt of a certificate from a Responsible Officer of the Borrower specifying in reasonable detail the cause and amount of the loss, cost, damage or expense in respect of which the claim is being asserted, which certificate shall be conclusive absent manifest error.  Without limiting the indemnification obligations of any indemnifying Lender pursuant to this Section 11.6(f), in the event that the indemnifying Lender fails timely to compensate the Borrower for such claim, any Loans held by the relevant Conduit Lender shall, if requested by the Borrower, be assigned promptly to the Lender that administers the Conduit Lender and the designation of such Conduit Lender shall be void.

(g)If the Borrower wishes to replace the Loans under any Facility with ones having different terms, it shall have the option, with the consent of the Administrative Agent and subject to at least three Business Days’ advance notice to the Lenders under such Facility, instead of prepaying the Loans to be replaced, to (i) require the Lenders under such Facility to assign such Loans to the Administrative Agent or its designees and (ii) amend the terms thereof in accordance with Section 11.1.  Pursuant to any such assignment, all Loans to be replaced shall be purchased at par (allocated among the Lenders under such Facility in the same manner as would be required if such Loans were being optionally prepaid by the Borrower), accompanied by payment of any accrued interest and fees thereon and any amounts owing pursuant to Section 4.12.  By receiving such purchase price, the Lenders under such Facility shall automatically be deemed to have assigned the Loans under such Facility pursuant to the terms of the form of the Assignment and Acceptance, the Administrative Agent shall record such assignment in the Register and accordingly no other action by such Lenders shall be required in connection therewith.  The provisions of this clause (g) are intended to facilitate the maintenance of the perfection and priority of existing security interests in the Collateral during any such replacement.

(h)(i) Notwithstanding anything to the contrary contained herein, any Parent, Holdings, the Borrower and any Subsidiary may, from time to time, purchase or prepay Loans, in each case, on a non-pro rata basis through (1) Dutch auction procedures open to all applicable Lenders on a pro rata basis in accordance with customary procedures to be agreed between the Borrower and the Administrative Agent (or other applicable agent managing such auction); provided that (A) any such Dutch auction by the Borrower or its Subsidiaries shall be made in accordance with Section 4.4(h) and (B) any such Dutch auction by any Parent shall be made on terms substantially similar to Section 4.4(h) or on other terms to be agreed between such Parent and the Administrative Agent (or other applicable agent managing such auction) or (2) open market purchases; provided further that:

(1)such Affiliated Lender and such other Lender shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit I hereto (an “Affiliated Lender Assignment and Assumption”) and the Administrative Agent shall record such assignment in the Register;

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(2)at the time of such assignment after giving affect to such assignment, the aggregate principal amount of all Term Loans held (or participated in) by Affiliated Lenders (including Affiliated Debt Funds) shall not exceed 25.0% of the aggregate principal amount of all Term Loans outstanding under this Agreement;

(3)any such Term Loans acquired by an Affiliated Lender may, with the consent of the Borrower, be contributed to the Borrower, whether through a Parent or otherwise, and exchanged for debt or equity securities of the Borrower or such Parent that are otherwise permitted to be issued at such time pursuant to the terms of this Agreement, so long as any Term Loans so acquired by the Borrower shall be retired and cancelled promptly upon the acquisition thereof; and

(4)any Term Loans acquired by Holdings or any of its Subsidiaries shall be cancelled and retired immediately upon the acquisition thereof~~;~~.

~~(5)each Lender making such assignment to such Affiliated Lender acknowledges and agrees that in connection with such assignment, (1) such Affiliated Lender then may have, and later may come into possession of Excluded Information, (2) such Lender has independently and, without reliance on the Affiliated Lender, the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective Affiliates, has made its own analysis and determination to enter into such assignment notwithstanding such Lender’s lack of knowledge of the Excluded Information and (3) none of the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against the Borrower, its Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information.  Each Lender entering into such an assignment further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders.~~

(ii)Notwithstanding anything to the contrary in this Agreement, no Affiliated Lender that is not an Affiliated Debt Fund shall have any right to (A) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Loan Parties are not invited, (B) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to the Borrower or its representatives or (C) receive advice of counsel to the Administrative Agent, the Collateral Agent or any other Lender or challenge their attorney client privilege.

(iii)Notwithstanding anything in Section 11.1 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders, all affected Lenders or all Lenders have (A) consented (or not consented) to any amendment or waiver of any provision of this Agreement or any other Loan Document or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan Document, or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, an Affiliated Lender that is not an Affiliated Debt Fund shall be deemed to have voted its interest as a Lender without discretion in the same

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proportion as the allocation of voting with respect to such matter by Lenders who are not such Affiliated Lenders; provided that no amendment, modification, waiver, consent or other action with respect to any Loan Document shall deprive such Affiliated Lender of its ratable share of any payments of Term Loans of any class to which such Affiliated Lender is entitled under the Loan Documents without such Affiliated Lender providing its consent; provided, further, that such Affiliated Lender shall have the right to approve any amendment, modification, waiver or consent that (x) disproportionately and adversely affects such Affiliated Lender or affects such Affiliated Lender differently than other Lenders or (y) is of the type described in Sections 11.1(a)(i) through (ix) (other than subclauses (v) and (vi)); and in furtherance of the foregoing, (x) the Affiliated Lender agrees to execute and deliver to the Administrative Agent any instrument reasonably requested by the Administrative Agent to evidence the voting of its interest as a Lender in accordance with the provisions of this Section 11.6(h)(iii); provided that if the Affiliated Lender fails to promptly execute such instrument such failure shall in no way prejudice any of the Administrative Agent’s rights under this Section 11.6(h)(iii) and (y) the Administrative Agent is hereby appointed (such appointment being coupled with an interest) by such Affiliated Lender as such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliated Lender and in the name of such Affiliated Lender, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this Section 11.6(h)(iii).

(iv)Each Affiliated Lender that is not an Affiliated Debt Fund, solely in its capacity as a Lender, hereby agrees, and each Affiliated Lender Assignment and Assumption agreement shall provide a confirmation that, if any of the Borrower or any Restricted Subsidiary shall be subject to any voluntary or involuntary bankruptcy, reorganization, insolvency or liquidation proceeding (each, a “Bankruptcy Proceeding”), (i) such Affiliated Lender shall not take any step or action in such Bankruptcy Proceeding to object to, impede, or delay the exercise of any right or the taking of any action by the Administrative Agent (or the taking of any action by a third party that is supported by the Administrative Agent) in relation to such Affiliated Lender’s claim with respect to its Term Loans (“Claim”) (including objecting to any debtor in possession financing, use of cash collateral, grant of adequate protection, sale or disposition, compromise, or plan of reorganization) so long as such Affiliated Lender is treated in connection with such exercise or action on the same or better terms as the other Lenders and (ii) with respect to any matter requiring the vote of Lenders during the pendency of a Bankruptcy Proceeding (including voting on any plan of reorganization), the Term Loans held by such Affiliated Lender (and any Claim with respect thereto) shall be deemed to be voted in accordance with Section 11.6(h)(iii) above, so long as such Affiliate Lender is treated in connection with the exercise of such right or taking of such action on the same or better terms as the other Lenders.  For the avoidance of doubt, the Lenders and each Affiliated Lender that is not an Affiliated Debt Fund agree and acknowledge that the provisions set forth in this Section 11.6(h)(iv) and the related provisions set forth in each Affiliated Lender Assignment and Assumption constitute a “subordination agreement” as such term is contemplated by, and utilized in, Section 510(a) of the United States Bankruptcy Code, and, as such, it is their intention that this Section 11.6(h)(iv) would be enforceable for all purposes in any case where the Borrower or any Restricted Subsidiary has filed for protection under any law relating to bankruptcy, insolvency or reorganization or relief of debtors applicable to the Borrower or such Restricted Subsidiary, as applicable.  Each Affiliated Lender that is not

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an Affiliated Debt Fund hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliated Lender and in the name of such Affiliated Lender (solely in respect of Term Loans and participations therein and not in respect of any other claim or status such Affiliated Lender may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this Section 11.6(h)(iv).

(v)Each Lender making an assignment to, or taking an assignment from, an Affiliated Lender (so long as such Affiliated Lender identifies itself as such to such Lender) acknowledges and agrees that in connection with such assignment, (1) such Affiliated Lender then may have, and later may come into possession of Excluded Information, (2) such Lender has independently and, without reliance on the Affiliated Lender, Warner Music Group Corp., Holdings, the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective Affiliates, has made its own analysis and determination to enter into such assignment notwithstanding such Lender’s lack of knowledge of the Excluded Information and (3) none of Warner Music Group Corp., Holdings, the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against Warner Music Group Corp., Holdings, the Borrower, its Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information.  Each Lender entering into such an assignment further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders.

(i)Notwithstanding anything to the contrary in this Agreement, Section 11.1 or the definition of “Required Lenders” (x) with respect to any assignment or participation to or by an Affiliated Debt Fund, such assignment or participation shall be made pursuant to an open market purchase and (y) for purposes of determining whether the Required Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent, Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, all Term Loans held by Affiliated Lenders (including Affiliated Debt Funds), combined, may not account for more than 50.0% of the Term Loans of consenting Lenders included in determining whether the Required Lenders have consented to any action pursuant to Section 11.1.  Notwithstanding anything to the contrary in this Agreement, with respect to any assignment to or by an Affiliated Debt Fund, at the time of such assignment after giving affect to such assignment, the aggregate principal amount of all Term Loans held (or participated in) by Affiliated Lenders (including Affiliated Debt Funds) shall not exceed 25.0% of the aggregate principal amount of all Term Loans outstanding under this Agreement.

(j)Notwithstanding the foregoing provisions of this Section 11.6, nothing in this Section 11.6 is intended to or should be construed to limit the Borrower’s right to prepay the Term Loans as provided hereunder, including under Section 4.4.

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11.7Adjustments; Set-off; Calculations; Computations.  (a) If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9.1(f), or otherwise (except pursuant to Section 2.7, 2.8, 4.4, 4.9, 4.10, 4.11, 4.12, 4.13(d), 11.1(g) or 11.6)), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans owing to it, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders an interest (by participation, assignment or otherwise) in such portion of each such other Lender’s Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b)In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence of an Event of Default under Section 9.1(a) or the Loans becoming due and payable pursuant to Section 9.2 to set-off and appropriate and apply against any amount then due and payable under Section 9.1(a) by the Borrower any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower.  Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

11.8Judgment.  (a) If, for the purpose of obtaining or enforcing judgment against any Loan Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 11.8 referred to as the “Judgment Currency”) an amount due under any Loan Document in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding the date of actual payment of the amount due, in the case of any proceeding in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 11.8 being hereinafter in this Section 11.8 referred to as the “Judgment Conversion Date”).

(b)If, in the case of any proceeding in the court of any jurisdiction referred to in Section 11.8(a), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, the applicable Loan Party shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the

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judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date.  Any amount due from any Loan Party under this Section 11.8(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.

(c)The term “rate of exchange” in this Section 11.8 means the rate of exchange at which the Administrative Agent, on the relevant date at or about 12:00 noon (New York time), would be prepared to sell, in accordance with its normal course foreign currency exchange practices, the Obligation Currency against the Judgment Currency.

11.9Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Agreement signed by all the parties shall be delivered to the Borrower and the Administrative Agent.

11.10Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.11Integration.  This Agreement and the other Loan Documents represent the entire agreement of each of the Loan Parties party hereto, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the Loan Parties party hereto, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

11.12Governing Law.  THIS AGREEMENT AND ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

11.13Submission to Jurisdiction; Waivers.  Each party hereto hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this

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Agreement shall be deemed or operate to preclude (i) any Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Term Loan Facility Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Section 11.13 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Administrative Agent or the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Section 11.13(a) (after giving effect to the applicability of clauses (i) through (iii) of this proviso) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding.

(b)  consents that any such action or proceeding may be brought in such courts, agrees, subject to clauses (i) through (iii) of the proviso to Section 11.13(a) above, to bring any such action or proceeding in such courts  and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower, the applicable Lender or the Administrative Agent, as the case may be, at the address specified in Section 11.2 or at such other address of which the Administrative Agent, any such Lender and the Borrower shall have been notified pursuant thereto;

(d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 11.13 any consequential or punitive damages.

11.14Acknowledgements.  The Borrower hereby acknowledges that:

(a)  it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

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(b)  neither any Agent nor any Other Representative or Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and Lenders, on the one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and

(c)  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby and thereby among the Lenders or among the Borrower and the Lenders.

11.15Waiver Of Jury Trial.  EACH OF THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

11.16Confidentiality.  (a) Each Agent and each Lender agrees to keep confidential any information (a) provided to it by or on behalf of the Borrower or any of their respective Subsidiaries pursuant to or in connection with the Loan Documents or (b) obtained by such Lender based on a review of the books and records of the Borrower or any of their respective Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to any Agent, any Other Representative or any other Lender, (ii) to any Transferee, or prospective Transferee or any creditor or any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations which agrees to comply with the provisions of this Section 11.16 pursuant to a written instrument (or electronically recorded agreement from any Person listed above in this clause (ii), in respect to any electronic information (whether posted or otherwise distributed on any Platform)) for the benefit of the Borrower (it being understood that each relevant Lender shall be solely responsible for obtaining such instrument (or such electronically recorded agreement)), (iii) to its Affiliates and the employees, officers, partners, directors, agents, attorneys, accountants and other professional advisors of it and its Affiliates, provided that such Lender shall inform each such Person of the agreement under this Section 11.16 and take reasonable actions to cause compliance by any such Person referred to in this clause (iii) with this agreement (including, where appropriate, to cause any such Person to acknowledge its agreement to be bound by the agreement under this Section 11.16), (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender or its affiliates or to the extent required in response to any order of any court or other Governmental Authority or as shall otherwise be required pursuant to any Requirement of Law, provided that, other than with respect to any disclosure to any bank regulatory authority, such Lender shall, unless prohibited by any Requirement of Law, notify the Borrower of any disclosure pursuant to this clause (iv) as far in advance as is reasonably practicable under such circumstances, (v) which has been publicly disclosed other than in breach of this Agreement, (vi) in connection with the exercise of any remedy hereunder, under any Loan Document or under any Interest Rate Agreement, (vii) in connection with periodic regulatory examinations and reviews conducted by the National Association of Insurance Commissioners or any Governmental Authority having jurisdiction over such Lender or its affiliates (to the extent applicable), (viii) in connection with any litigation to which such Lender (or, with respect to any Interest Rate Agreement, any Affiliate of any Lender party thereto) may be a party subject to the proviso in clause (iv) above, and (ix) if, prior

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to such information having been so provided or obtained, such information was already in an Agent’s or a Lender’s possession on a non-confidential basis without a duty of confidentiality to the Borrower being violated. In addition, the Administrative Agent may disclose (i) the existence of this Agreement, the global amount, currency and maturity date of any Facility hereunder, and the legal name, country of domicile and jurisdiction of organization of the Borrower, to (i) the CUSIP Bureau and other similar market data collectors or service providers to the lending industry, provided that either such information shall have been previously made publicly available by the Borrower, or the Administrative Agent shall have obtained the written consent of the Borrower (such consent not to be unreasonably withheld or delayed), prior to making such disclosure, and (ii) information about this Agreement to service providers to the Administrative Agent to the extent customary in connection with the administration and management of this Agreement, the other Loan Documents, the Initial Term Loan Commitments, the Tranche B Term Loan Commitments, ~~the~~Tranche C Term Loan Commitments, the Incremental Commitments, and the Loans, provided that any such Person is advised of and agrees to be bound by the provisions of this Section 11.16 and the Administrative Agent takes reasonable actions to cause such Person to comply herewith.  Notwithstanding any other provision of this Agreement, any other Loan Document or any Assignment and Acceptance, the provisions of this Section 11.16 shall survive with respect to each Agent and Lender until the second anniversary of such Agent or Lender ceasing to be an Agent or a Lender, respectively.

(b)Each Lender acknowledges that any such information referred to in Section 11.16(a), and any information (including requests for waivers and amendments) furnished by the Borrower or the Administrative Agent pursuant to or in connection with this Agreement and the other Loan Documents, may include material non-public information concerning the Borrower, the other Loan Parties and their respective Affiliates or their respective securities.  Each Lender represents and confirms that such Lender has developed compliance procedures regarding the use of material non-public information; that such Lender will handle such material non-public information in accordance with those procedures and applicable law, including United States federal and state securities laws; and that such Lender has identified to the Administrative Agent a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law.

11.17Incremental Indebtedness; Additional Indebtedness.  In connection with the incurrence by any Loan Party or any Subsidiary thereof of any Incremental Indebtedness or Additional Indebtedness, each of the Administrative Agent and the Collateral Agent agree to execute and deliver amendments, waivers, supplements or other modifications to the Security Agreement, the Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement or any Intercreditor Agreement Supplement and amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Security Document (including but not limited to any Mortgages and UCC fixture filings), and to make or consent to any filings or take any other actions in connection therewith, as may be reasonably deemed by the Borrower to be necessary or reasonably desirable for any Lien on the assets of any Loan Party permitted to secure such Incremental Indebtedness or Additional Indebtedness to become a valid, perfected lien (with such priority as may be designated by the relevant Loan Party or Subsidiary, to the extent such priority is permitted by the Loan Documents) pursuant to the Security Document being so amended, amended and restated, restated, waived, supplemented or otherwise modified or otherwise.

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11.18USA Patriot Act Notice.  Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify, and record information that identifies the Borrower and the other Loan Parties, which information includes the name of the Borrower and the other Loan Parties and other information that will allow such Lender to identify the Borrower and the other Loan Parties in accordance with the Patriot Act, and the Borrower agrees to provide such information from time to time to any Lender.

11.19Electronic Execution of Assignments and Certain Other Documents.  The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance or Affiliated Lender Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

11.20Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition or other proceeding be filed by or against any Loan Party for liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of any creditor or creditors or should an interim receiver, receiver, receiver and manager or trustee be appointed for all or any significant part of any Loan Party’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the obligations of the Borrower under the Loan Documents, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the obligations, whether as a fraudulent preference, reviewable transaction or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the obligations of the Borrower hereunder shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11.21Acknowledgement of Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

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(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

WMG ACQUISITION CORP.

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General
Counsel and Secretary

[Signature Page to WMG Term Loan Credit Agreement]

#88946885v8	05/08/13 12:55 PM
#88946885v8

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Lender

By:	/s/ James Moran
Name: James Moran
Title: Managing Director

By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Associate

[Signature Page to WMG Term Loan Credit Agreement]

#88946885v8	05/08/13 12:55 PM
#88946885v8

ANNEX II

Exhibits to Credit Agreement

#88939479V8

EXHIBIT J
to
CREDIT AGREEMENT

FORM OF ACCEPTANCE AND PREPAYMENT NOTICE

CREDIT SUISSE AG,
as Administrative Agent under the
Credit Agreement referred to below

[             ]

[DATE]

Attention:  [               ]

Re:  WMG ACQUISITION CORP.

This Acceptance and Prepayment Notice is delivered to you pursuant to Section 4.4(h)(iv) of that certain Credit Agreement dated as of November 1, 2012 (together with all exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among WMG ACQUISITION CORP., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.  Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to Section 4.4(h)(iv) of the Credit Agreement, the Borrower hereby notifies you that it accepts offers delivered in response to the Solicited Discounted Prepayment Notice having an Offered Discount equal to or greater than [●]% (the “Acceptable Discount”) in an aggregate amount not to exceed the Solicited Discounted Prepayment Amount.

The Borrower expressly agrees that this Acceptance and Prepayment Notice and is subject to the provisions of Section 4.4(h) of the Credit Agreement.

1002393233V2

The Borrower hereby represents and warrants to the Administrative Agent [,][and] [the Lenders of the Initial Term Loans] [the Lenders of the Tranche B Term Loans] [the Lenders of the Tranche C Term Loans] [[and]] the Lenders of the [●, 20●]2 Tranche[s]] as follows:

[At least ten Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date.][At least three Business Days have passed since the date the Borrower was notified that no Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Lender.]3

The Borrower acknowledges that the Administrative Agent and the relevant Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with the acceptance of any prepayment made in connection with a Solicited Discounted Prepayment Offer.

The Borrower requests that Administrative Agent promptly notify each of the relevant Lenders party to the Credit Agreement of this Acceptance and Prepayment Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[1]	List multiple Tranches if applicable.
[2]	Insert applicable representation.

1002393233V2

IN WITNESS WHEREOF, the undersigned has executed this Acceptance and Prepayment Notice as of the date first above written.

WMG ACQUISITION CORP.

By:
Name:
Title:

1002393233V2

EXHIBIT K
to
CREDIT AGREEMENT

FORM OF DISCOUNT RANGE PREPAYMENT NOTICE

CREDIT SUISSE AG,
as Administrative Agent under the
Credit Agreement referred to below

[             ]

[DATE]

Attention:  [               ]

Re:  WMG ACQUISITION CORP.

This Discount Range Prepayment Notice is delivered to you pursuant to Section 4.4(h)(iii) of that certain Credit Agreement dated as of November 1, 2012 (together with all exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among WMG ACQUISITION CORP., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.  Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to Section 4.4(h)(iii) of the Credit Agreement, the Borrower hereby requests that each [Lender of the Initial Term Loans] [Lender of the Tranche B Term Loans] [the Lenders of the Tranche C Term Loans] [[and] each Lender of the [●, 20●]4 Tranche[s]] submit a Discount Range Prepayment Offer.  Any Discounted Term Loan Prepayment made in connection with this solicitation shall be subject to the following terms:

1.This Borrower Solicitation of Discount Range Prepayment Offers is extended at the sole discretion of the Borrower to each [Lender of the Initial Term Loans] [Lender of the Tranche B Term Loans] [Lender of the Tranche C Term Loans] [[and to each] Lender of the [●, 20●]5 Tranche[(s)]].

2.The maximum aggregate Outstanding Amount of the Discounted Term Loan Prepayment that will be made in connection with this solicitation is [$[●] of Initial Term Loans] [$[●] of Tranche B Term Loans] [$[●] of Tranche C Term Loans] [[and] $[●] of

[3]	List multiple Tranches if applicable.
[4]	List multiple Tranches if applicable.

1002393233V2

the [●, 20●]6 Tranche[(s)] of Incremental Term Loans] (the “Discount Range Prepayment Amount”).7

3.The Borrower is willing to make Discount Term Loan Prepayments at a percentage discount to par value greater than or equal to [●]% but less than or equal to [●]% (the “Discount Range”).

To make an offer in connection with this solicitation, you are required to deliver to the Administrative Agent a Discount Range Prepayment Offer on or before 5:00 p.m. New York time on the date that is three Business Days following the dated delivery of the notice pursuant to Section 4.4(h)(i) of the Credit Agreement.

The Borrower hereby represents and warrants to the Administrative Agent and the [Lenders] [[and the] Lenders of the [●, 20●]8 Tranche[s]] as follows:

1.[At least ten Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date.][At least three Business Days have passed since the date the Borrower was notified that no Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Lender.]9

The Borrower acknowledges that the Administrative Agent and the relevant Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with any Discount Range Prepayment Offer made in response to this Discount Range Prepayment Notice and the acceptance of any prepayment made in connection with this Discount Range Prepayment Notice.

The Borrower requests that Administrative Agent promptly notify each of the relevant Lenders party to the Credit Agreement of this Discount Range Prepayment Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[5]	List multiple Tranches if applicable.
[6]	Minimum of $5.0 million and whole increments of $500,000.
[7]	List multiple Tranches if applicable.
[8]	Insert applicable representation.

1002393233V2

IN WITNESS WHEREOF, the undersigned has executed this Discount Range Prepayment Notice as of the date first above written.

WMG ACQUISITION CORP.

By:
Name:
Title:

Enclosure: Form of Discount Range Prepayment Offer

1002393233V2

EXHIBIT L
to
CREDIT AGREEMENT

FORM OF DISCOUNT RANGE PREPAYMENT OFFER

CREDIT SUISSE AG,
as Administrative Agent under the
Credit Agreement referred to below

[             ]

[DATE]

Attention:  [               ]

Re:  WMG ACQUISITION CORP.

Reference is made to (a) that certain Credit Agreement dated as of November 1, 2012 (together with all exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among WMG ACQUISITION CORP., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”),  CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and (b) that certain Discount Range Prepayment Notice, dated ______, 20__, from the Borrower (the “Discount Range Prepayment Notice”).  Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned Lender hereby gives you irrevocable notice, pursuant to Section 4.4(h)(iii) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan Prepayment on the following terms:

1.This Discount Range Prepayment Offer is available only for prepayment on the [Initial Term Loans] [Tranche B Term Loans] [Tranche C Term Loans] [[and the] [●, 20●]10 Tranche[s]] held by the undersigned.

2.The maximum aggregate Outstanding Amount of the Discounted Term Loan Prepayment that may be made in connection with this offer shall not exceed (the “Submitted Amount”):

[Initial Term Loans - $[●]]

[Tranche B Term Loans - $[●]]

[Tranche C Term Loans - $[●]]

[9]	List multiple Tranches if applicable.

1002393233V2

[[●, 20●]11 Tranche[s] - $[●]]

3.The percentage discount to par value at which such Discounted Term Loan Prepayment may be made is [●]% (the “Submitted Discount”).

The undersigned Lender hereby expressly consents and agrees to a prepayment of its [Initial Term Loans] [Tranche B Term Loans] [Tranche C Term Loans] [[and its] [●, 20●]12 Tranche[s]] indicated above pursuant to Section 4.4(h) of the Credit Agreement at a price equal to the Applicable Discount and in an aggregate Outstanding Amount not to exceed the Submitted Amount, as such amount may be reduced in accordance with the Discount Range Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

The undersigned Lender further acknowledges and agrees that (1) the Borrower may have, and may come into possession of information regarding the Term Loans or the Loan Parties hereunder that is not known to such Lender and that may be material to the decision by such Lender to accept the Discounted Term Loan Prepayment (“Excluded Information”), (2) such Lender independently and, without reliance on the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective Affiliates, has made its own analysis and determination to participate in the Discounted Term Loan Prepayment notwithstanding such Lender’s lack of knowledge of the Excluded Information, and (3) none of the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates shall have any liability to such Lender, and the undersigned Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against the Borrower, its Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information.  The undersigned Lender further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders.

[10]	List multiple Tranches if applicable.
[11]	List multiple Tranches if applicable.

1002393233V2

IN WITNESS WHEREOF, the undersigned has executed this Discount Range Prepayment Offer as of the date first above written.

[ ]
By:
Name
Title:

By:
Name
Title:

1002393233V2

EXHIBIT M
to
CREDIT AGREEMENT

FORM OF SOLICITED DISCOUNTED PREPAYMENT NOTICE

CREDIT SUISSE AG,
as Administrative Agent under the
Credit Agreement referred to below

[             ]

[DATE]

Attention:  [               ]

Re:  WMG ACQUISITION CORP.

This Solicited Discounted Prepayment Notice is delivered to you pursuant to Section 4.4(h)(iv) of that certain Credit Agreement dated as of November 1, 2012 (together with all exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among WMG ACQUISITION CORP., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”),  CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.  Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to Section 4.4(h)(iv) of the Credit Agreement, the hereby requests that [each Lender of the Initial Term Loans] [each Lender of the Tranche B Term Loans] [each Lender of the Tranche C Term Loans] [[and] each Lender of the [●, 20●]13 Tranche[s]] submit a Solicited Discounted Prepayment Offer.  Any Discounted Term Loan Prepayment made in connection with this solicitation shall be subject to the following terms:

1.This Borrower Solicitation of Discounted Prepayment Offers is extended at the sole discretion of the Borrower to each [Lender of the Initial Term Loans] [Lender of the Tranche B Term Loans] [Lender of the Tranche C Term Loans] [[and to each] Lender of the [●, 20●]14 Tranche[s]].

[12]	List multiple Tranches if applicable.
[13]	List multiple Tranches if applicable.

1002393233V2

2.The maximum aggregate Outstanding Amount of the Discounted Term Loan Prepayment that will be made in connection with this solicitation is (the “Solicited Discounted Prepayment Amount”):15

[Initial Term Loans - $[●]]

[Tranche B Term Loans - $[●]]

[Tranche C Term Loans - $[●]]

[[●, 20●]16 Tranche[s] - $[●]]

To make an offer in connection with this solicitation, you are required to deliver to the Administrative Agent a Solicited Discounted Prepayment Offer on or before 5:00 p.m. New York time on the date that is three Business Days following delivery of this notice pursuant to Section 4.4(h)(iv) of the Credit Agreement.

The Borrower requests that Administrative Agent promptly notify each of the relevant Lenders party to the Credit Agreement of this Solicited Discounted Prepayment Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[14]	Minimum of $5.0 million and whole increments of $500,000.
[15]	List multiple Tranches if applicable.

1002393233V2

IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Prepayment Notice as of the date first above written.

WMG ACQUISITION CORP.

By:
Name:
Title:

Enclosure: Form of Solicited Discounted Prepayment Offer

1002393233V2

EXHIBIT N
to
CREDIT AGREEMENT

FORM OF SOLICITED DISCOUNTED PREPAYMENT OFFER

CREDIT SUISSE AG,
as Administrative Agent under the
Credit Agreement referred to below

[             ]

[DATE]

Attention:  [               ]

Re:  WMG ACQUISITION CORP.

Reference is made to (a) that certain Credit Agreement dated as of November 1, 2012 (together with all exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among WMG ACQUISITION CORP., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”),  CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and (b) that certain Solicited Discounted Prepayment Notice, dated ______, 20__, from the Borrower (the “Solicited Discounted Prepayment Notice”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Solicited Discounted Prepayment Notice or, to the extent not defined therein, in the Credit Agreement.

To accept the offer set forth herein, you must submit an Acceptance and Prepayment Notice on or before the third Business Day following your receipt of this notice.

The undersigned Lender hereby gives you irrevocable notice, pursuant to Section 4.4(h)(iv) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan Prepayment on the following terms:

1.This Solicited Discounted Prepayment Offer is available only for prepayment on the [Initial Term Loans] [Tranche B Term Loans] [Tranche C Term Loans] [[and the] [●, 20●]17 Tranche[s]] held by the undersigned.

2.The maximum aggregate Outstanding Amount of the Discounted Term Loan Prepayment that may be made in connection with this offer shall not exceed (the “Offered Amount”):

[Initial Term Loans- $[●]]

[16]	List multiple Tranches if applicable.

1002393233V2

[Tranche B Term Loans- $[●]]

[Tranche C Term Loans- $[●]]

[[●, 20●]18 Tranche[s] - $[●]]

3.The percentage discount to par value at which such Discounted Term Loan Prepayment may be made is [●]% (the “Offered Discount”).

The undersigned Lender hereby expressly consents and agrees to a prepayment of its [Initial Term Loans] [Tranche B Term Loans] [Tranche C Term Loans] [[and its] [●, 20●]19 Tranche[s]] pursuant to Section 4.4(h) of the Credit Agreement at a price equal to the Acceptable Discount and in an aggregate Outstanding Amount not to exceed such Lender’s Offered Amount as such amount may be reduced in accordance with the Solicited Discount Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

The undersigned Lender further acknowledges and agrees that (1) the Borrower may have, and may come into possession of information regarding the Term Loans or the Loan Parties hereunder that is not known to such Lender and that may be material to the decision by such Lender to accept the Discounted Term Loan Prepayment (“Excluded Information”), (2) such Lender independently and, without reliance on the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective Affiliates, has made its own analysis and determination to participate in the Discounted Term Loan Prepayment notwithstanding such Lender’s lack of knowledge of the Excluded Information, and (3) none of the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates shall have any liability to such Lender, and the undersigned Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against the Borrower, its Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information.  The undersigned Lender further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders.

[17]	List multiple Tranches if applicable.
[18]	List multiple Tranches if applicable.

1002393233V2

IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Prepayment Offer as of the date first above written.

[ ]
By:
Name
Title:

By:
Name
Title:

1002393233V2

EXHIBIT O
to
CREDIT AGREEMENT

FORM OF SPECIFIED DISCOUNT PREPAYMENT NOTICE

CREDIT SUISSE AG,
as Administrative Agent under the
Credit Agreement referred to below

[             ]

[DATE]

Attention:  [               ]

Re:  WMG ACQUISITION CORP.

This Specified Discount Prepayment Notice is delivered to you pursuant to Section 4.4(h)(ii) of that certain Credit Agreement dated as of November 1, 2012 (together with all exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among WMG ACQUISITION CORP., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”),  CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders).  Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to Section 4.4(h)(ii) of the Credit Agreement, the Borrower hereby offers to make a Discounted Term Loan Prepayment to each [Lender of the Initial Term Loans] [Lender of the Tranche B Term Loans] [Lender of the Tranche C Term Loans] [[and to each] Lender of the [●, 20●]20 Tranche[s]] on the following terms:

1.This Borrower Offer of Specified Discount Prepayment is available only to each [Lender of the Initial Term Loans] [Lender of the Tranche B Term Loans] Lender of the Tranche C Term Loans] [[and to each] Lender of the [●, 20●]21 Tranche[s]].

2.The maximum aggregate Outstanding Amount of the Discounted Term Loan Prepayment that will be made in connection with this offer shall not exceed $[●] of the [Initial Term Loans] [Tranche B Term Loans] [Tranche C Term Loans] [[and $[●] of the]

[19]	List multiple Tranches if applicable.
[20]	List multiple Tranches if applicable.

1002393233V2

[●, 20●]22 Tranche[(s)] of Incremental Term Loans] (the “Specified Discount Prepayment Amount”).23

3.The percentage discount to par value at which such Discounted Term Loan Prepayment will be made is [●]% (the “Specified Discount”).

To accept this offer, you are required to submit to the Administrative Agent a Specified Discount Prepayment Response on or before 5:00 p.m. New York time on the date that is three (3) Business Days following the date of delivery of this notice pursuant to Section 4.4(h)(ii) of the Credit Agreement.

The Borrower hereby represents and warrants to the Administrative Agent [and the Lenders] [[and] each Lender of the [●, 20●]24 Tranche[s]] as follows:

[At least ten Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date.][At least three Business Days have passed since the date the Borrower was notified that no Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Lender.]25

The Borrower acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with their decision whether or not to accept the offer set forth in this Specified Discount Prepayment Notice and the acceptance of any prepayment made in connection with this Specified Discount Prepayment Notice.

The Borrower requests that Administrative Agent promptly notify each of the relevant Lenders party to the Credit Agreement of this Specified Discount Prepayment Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[21]	List multiple Tranches if applicable.
[22]	Minimum of $5.0 million and whole increments of $500,000.
[23]	List multiple Tranches if applicable.
[24]	Insert applicable representation.

1002393233V2

IN WITNESS WHEREOF, the undersigned has executed this Specified Discount Prepayment Notice as of the date first above written.

WMG ACQUISITION CORP.

By:
Name:
Title:

Enclosure:  Form of Specified Discount Prepayment Response

1002393233V2

EXHIBIT P
to
CREDIT AGREEMENT

FORM OF SPECIFIED DISCOUNT PREPAYMENT RESPONSE

CREDIT SUISSE AG,
as Administrative Agent under the
Credit Agreement referred to below

[             ]

[DATE]

Attention:  [               ]

Re:  WMG ACQUISITION CORP.

Reference is made to (a) that certain Credit Agreement dated as of November 1, 2012 (together with all exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among WMG ACQUISITION CORP., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”),  CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and (b) that certain Specified Discount Prepayment Notice, dated ______, 20__, from the Borrower (the “Specified Discount Prepayment Notice”).  Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned Lender hereby gives you irrevocable notice, pursuant to Section 4.4(h)(ii) of the Credit Agreement, that it is willing to accept a prepayment of the following [Tranches of] Term Loans held by such Lender at the Specified Discount in an aggregate Outstanding Amount as follows:

[Initial Term Loans - $[●]]

[Tranche B Term Loans - $[●]]

[Tranche C Term Loans - $[●]]

[[●, 20●]26 Tranche[s] - $[●]]

The undersigned Lender hereby expressly consents and agrees to a prepayment of its [Initial Term Loans] [Tranche B Term Loans] [Tranche C Term Loans] [[and its] [●, 20●]27

[25]	List multiple Tranches if applicable.
[26]	List multiple Tranches if applicable.

1002393233V2

Tranche[s]] pursuant to Section 4.4(h)(ii) of the Credit Agreement at a price equal to the Specified Discount in the aggregate Outstanding Amount not to exceed the amount set forth above, as such amount may be reduced in accordance with the Specified Discount Proration, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

The undersigned Lender further acknowledges and agrees that (1) the Borrower may have, and may come into possession of information regarding the Term Loans or the Loan Parties hereunder that is not known to such Lender and that may be material to the decision by such Lender to accept the Discounted Term Loan Prepayment (“Excluded Information”), (2) such Lender independently and, without reliance on the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective Affiliates, has made its own analysis and determination to participate in the Discounted Term Loan Prepayment notwithstanding such Lender’s lack of knowledge of the Excluded Information, and (3) none of the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates shall have any liability to such Lender, and the undersigned Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against the Borrower, its Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information.  The undersigned Lender further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

1002393233V2

IN WITNESS WHEREOF, the undersigned has executed this Specified Discount Prepayment Response as of the date first above written.

[ ]
By:
Name
Title:

By:
Name
Title:

1002393233V2

ANNEX III

Schedule A-2 to Credit Agreement

TRANCHE C TERM LENDER	TRANCHE C TERM LOANS
Credit Suisse AG, Cayman Islands Branch	$1,005,975,000
TOTAL	$1,005,975,000

#88939479V8